FLEXIBLE PREMIUM

VARIABLE ANNUITY – D

Issued Through

SEPARATE ACCOUNT VA S

By

TRANSAMERICA LIFE INSURANCE COMPANY

Prospectus

May 1, 2006

This flexible premium deferred annuity policy has many investment choices. There is a fixed account, which offers interest at rates that are guaranteed by Transamerica Life Insurance Company (Transamerica), and various underlying fund portfolios. You can choose any combination of these investment choices. You bear the entire investment risk for all amounts you put in the underlying fund portfolios.

This prospectus and the underlying fund prospectuses give you important information about the policies and the underlying funds. Please read them carefully before you invest and keep them for future reference.

If you would like more information about the Flexible Premium Variable Annuity - D, you can obtain a free copy of the Statement of Additional Information (SAI) dated May 1, 2006. Please call us at (800) 525-6205 or write us at: Transamerica Life Insurance Company, Attention: Customer Care Group, P.O. Box 3183, Cedar Rapids, Iowa, 52406-3183. A registration statement, including the SAI, has been filed with the Securities and Exchange Commission (SEC) and the SAI is incorporated herein by reference. More information about the separate account can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may obtain information about the operation of the public reference room by calling the SEC at 1-800-SEC-0330. The SEC also maintains a web site (http://www.sec.gov) that contains the prospectus, the SAI, material incorporated by reference and other information. The table of contents of the SAI is included at the end of this prospectus.

Please note that the policies and the underlying funds:

•	are not bank deposits

•	are not federally insured

•	are not endorsed by any bank or government agency

•	are not guaranteed to achieve their goal

•	are subject to risks, including loss of premium

The Securities and Exchange Commission has not approved or disapproved these securities, or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

PORTFOLIOS ASSOCIATED WITH THE SUBACCOUNTS

AEGON/TRANSAMERICA SERIES TRUST – SERVICE CLASS

Subadvised by Federated Equity Management Company of Pennsylvania

Federated Growth & Income

Subadvised by Transamerica Investment

Management, LLC

Transamerica Convertible Securities

Transamerica Equity

Transamerica Money Market

Transamerica U.S. Government Securities

Subadvised by Morgan Stanley Investment Management Inc.

Van Kampen Active International Allocation

Subadvised by Van Kampen Asset Management

Van Kampen Mid-Cap Growth

AIM VARIABLE INSURANCE FUNDS – SERIES II

Managed by A I M Advisors, Inc.

AIM V.I. Basic Value Fund

AIM V.I. Core Equity Fund

AIM V.I. Mid Cap Core Equity Fund

COLUMBIA FUNDS VARIABLE INSURANCE TRUST – CLASS A SHARES

Managed by Columbia Management Advisors, Inc.

Columbia Small Cap Value Fund, Variable Series

Columbia Strategic Income Fund, Variable Series

DREYFUS INVESTMENT PORTFOLIOS – SERVICE CLASS

Managed by the Dreyfus Corporation

Dreyfus IP – Core Bond Portfolio

DREYFUS VARIABLE INVESTMENT FUND – SERVICE CLASS

Managed by the Dreyfus Corporation

Dreyfus VIF – International Equity Portfolio

Dreyfus VIF – Limited Term High Yield Portfolio

Dreyfus VIF – Small Company Stock Portfolio

FEDERATED INSURANCE SERIES

Managed by Federated Equity Management Company of Pennsylvania

Federated Equity Income Fund II

FEDERATED INSURANCE SERIES – SERVICE SHARES

Managed by Federated Equity Management Company of Pennsylvania

Federated American Leaders Fund II

Federated Capital Appreciation Fund II

Federated Kaufmann Fund II

HUNTINGTON VA FUNDS

Managed by Huntington Asset Advisors, Inc.

Huntington VA Dividend Capture Fund

Huntington VA Growth Fund

Huntington VA Income Equity Fund

Huntington VA International Equity Fund

Huntington VA Macro 100 Fund

Huntington VA Mid Corp America Fund

Huntington VA Mortgage Securities Fund

Huntington VA New Economy Fund

Huntington VA Rotating Markets Fund

Huntington VA Situs Small Cap Fund

MFS® VARIABLE INSURANCE TRUSTSM – SERVICE CLASS

Managed by MFS® Investment Management

MFS Investors Growth Stock Series

MFS Research Bond Series

MFS Total Return Series

THE UNIVERSAL INSTITUTIONAL FUNDS, INC. – CLASS II SHARES

Managed by Morgan Stanley Investment Management Inc.

The Universal Institutional Funds, Inc. Equity and Income Portfolio

The Universal Institutional Funds, Inc. Global Franchise Portfolio

VAN KAMPEN LIFE INVESTMENT TRUST – CLASS II SHARES

Managed by Van Kampen Asset Management

Van Kampen Life Investment Trust Aggressive Growth Portfolio

Van Kampen Life Investment Trust

Comstock Portfolio

WANGER ADVISORS TRUST

Managed by Columbia Wanger Asset Management, L.P.

Wanger U.S. Smaller Companies

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GLOSSARY OF TERMS

Accumulation Unit—An accounting unit of measure used in calculating the policy value in the separate account before the annuity commencement date.

Adjusted Policy Value—The policy value increased or decreased by any excess interest adjustment.

Annuitant—The person on whose life any annuity payments involving life contingencies will be based.

Annuity Commencement Date—The date upon which annuity payments are to commence. The annuity commencement date may not be later than the last day of the policy month following the month after the annuitant attains age 98. The annuity commencement date may have to be earlier for qualified policies and may be earlier if required by state law.

Annuity Payment Option—A method of receiving a stream of annuity payments selected by the owner.

Cash Value—The adjusted policy value less any applicable surrender charge and less any rider fees (imposed upon surrender).

Cumulative Free Percentage—For the first policy year, the cumulative free percentage is 10% of your policy value. For subsequent policy years, the cumulative free percentage is 10% of your policy value plus any unused cumulative free percentage from prior years up to a maximum of 20%. The cumulative free percentage is determined at the time of surrender. This is only available during the accumulation phase.

Excess Interest Adjustment—A positive or negative adjustment to amounts surrendered (both partial or full surrenders and transfers) or applied to annuity payment options from the fixed account guaranteed period options prior to the end of the guaranteed period. The adjustment reflects changes in the interest rates declared by Transamerica since the date any payment was received by (or an amount was transferred to) the guaranteed period option. The excess interest adjustment can either decrease or increase the amount to be received by the owner upon surrender (either full or partial) or commencement of annuity payments, depending upon whether there has been an increase or decrease in interest rates, respectively.

Fixed Account—One or more investment choices under the policy that are part of Transamerica’s general assets and are not in the separate account.

Guaranteed Period Options—The various guaranteed interest rate periods of the fixed account which Transamerica may offer and into which premium payments may be paid or amounts transferred.

Owner—The person who may exercise all rights and privileges under the policy. The owner during the lifetime of the annuitant and prior to the annuity commencement date is the person designated as the owner in the information given to us to issue a policy.

Policy Date—The date shown on the policy data page attached to the policy and the date on which the policy becomes effective.

Policy Value—On or before the annuity commencement date, the policy value is equal to the owner’s:

•	premium payments; minus

•	gross partial surrenders (partial surrenders minus excess interest adjustments plus the surrender charge on the portion of the requested partial surrender that is subject to surrender charge); plus

•	interest credited to the fixed account; plus

•	accumulated gains in the separate account; minus

•	accumulated losses in the separate account; minus

•	service charges, rider fees, premium taxes, transfer fees and other charges, if any.

Separate Account—Separate Account VA S is a separate account established and registered as a unit investment trust under the Investment Company Act of 1940, as amended (the “1940 Act”), to which premium payments under the policies may be allocated.

Subaccount—A subdivision within the separate account, the assets of which are invested in a specified portfolio of the underlying funds.

You (Your)—The owner of the contract.

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SUMMARY

The sections in this summary correspond to sections in this prospectus, which discuss the topics in more detail.

1.	THE ANNUITY POLICY

The flexible premium deferred variable annuity policy offered by Transamerica Life Insurance Company (Transamerica, we, us, or our) provides a way for you to invest on a tax-deferred basis in the following investment choices: subaccounts of the separate account, and the fixed account of Transamerica. The policy is intended to accumulate money for retirement or other long-term investment purposes.

This policy offers the subaccounts that are listed in Section 3. Each subaccount invests exclusively in shares of one of the portfolios of the underlying funds. The policy value depends on the investment experience of the selected subaccounts. Therefore, you bear the entire investment risk with respect to all policy value in any subaccount. You could lose the amount that you invest.

The fixed account offers an interest rate that Transamerica guarantees.

The policy, like all deferred annuity policies, has two phases: the “accumulation phase” and the “income phase.” During the accumulation phase, earnings accumulate on a tax-deferred basis and are taxed as ordinary income when you take them out of the policy. The income phase occurs when you annuitize and begin receiving regular annuity payments from your policy. The money you can accumulate during the accumulation phase will largely determine the payments you receive during the income phase.

2.	PURCHASE

You can buy this policy with $2,000 or more under most circumstances. You can add as little as $50 at any time during the accumulation phase.

3.	INVESTMENT CHOICES

You can allocate your premium payments to one or more of the following investment choices described in the underlying fund prospectuses:

Federated Growth & Income – Service Class

Transamerica Convertible Securities – Service Class

Transamerica Equity – Service Class

Transamerica Money Market – Service Class

Transamerica U.S. Government Securities – Service Class

Van Kampen Active International Allocation – Service Class

Van Kampen Mid-Cap Growth – Service Class

AIM V.I. Basic Value Fund – Series II

AIM V.I. Core Equity Fund – Series II

AIM V.I. Mid Cap Core Equity Fund – Series II

Columbia Small Cap Value Fund, Variable Series – Class A Shares

Columbia Strategic Income Fund, Variable Series – Class A Shares

Dreyfus Core Bond Portfolio – Service Class

Dreyfus VIF – International Equity Portfolio – Service Class

Dreyfus VIF – Limited Term High Yield Portfolio – Service Class

Dreyfus VIF - Small Company Stock Portfolio - Service Class

Federated Equity Income Fund II

Federated American Leaders Fund II – Service Shares

Federated Capital Appreciation Fund II – Service Shares

Federated Kaufmann Fund II – Service Shares

Huntington VA Dividend Capture Fund

Huntington VA Growth Fund

Huntington VA Income Equity Fund

Huntington VA International Equity Fund

Huntington VA Macro 100 Fund

Huntington VA Mid Corp America Fund

Huntington VA Mortgage Securities Fund

Huntington VA New Economy Fund

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Huntington VA Rotating Markets Fund

Huntington VA Situs Small Cap Fund

MFS Investors Growth Stock Series – Service Class

MFS Research Bond Series – Service Class

MFS Total Return Series – Service Class

The Universal Institutional Funds, Inc. Equity and Income Portfolio – Class II Shares

The Universal Institutional Funds, Inc. Global Franchise Portfolio – Class II Shares

Van Kampen Life Investment Trust Aggressive Growth Portfolio – Class II Shares

Van Kampen Life Investment Trust Comstock Portfolio – Class II Shares

Wanger U.S. Smaller Companies

Depending upon their investment performance, you can make or lose money in any of these subaccounts.

You can also allocate your premium payments to the fixed account.

We currently allow you to transfer money between any of the investment choices during the accumulation phase. We reserve the right to impose a $10 fee for each transfer in excess of 12 transfers per policy year and to impose restrictions and limitations on transfers.

4.	PERFORMANCE

The value of the policy will vary up or down depending upon the investment performance of the subaccounts you choose. We provide performance information in the SAI. This data does not indicate future performance.

5.	EXPENSES

No deductions are made from premium payments at the time you buy the policy so that the full amount of each premium payment is invested in one or more of your investment choices.

We may deduct a surrender charge of up to 6% of premium payments surrendered within five years after the premium is paid. However, after the tenth policy year, no surrender charges apply, regardless of when you made your last premium payment. We will calculate surrender charges by taking the earnings, if any, out before premium payments.

If you elect the Value Rider, we may deduct a surrender charge of up to 7% of premium payments surrendered within 7 years of the premium date.

Full surrenders, partial surrenders and transfers from a guaranteed period option of the fixed account may also be subject to an excess interest adjustment, which may increase or decrease the amount you receive. This adjustment may also apply to amounts applied to an annuity payment option from a guaranteed period option of the fixed account.

We deduct daily mortality and expense risk fees and administrative charges of 1.30% per year from the assets in each subaccount for the Return of Premium Death Benefit. An additional 0.20% fee will be charged if you elect the Annual Step-Up Death Benefit.

During the accumulation phase, we deduct an annual service charge of no more than $30 from the policy value on each policy anniversary and at the time of surrender. The charge is waived if either the policy value or the sum of all premium payments, minus all partial surrenders, is at least $50,000.

Upon full surrender, payment of a death benefit, or when annuity payments begin, we will deduct state premium taxes, which currently range from 0% to 3.50%.

If you elect the Initial Payment Guarantee when you annuitize, there is a fee currently equal to an annual rate of 1.25% of the daily net asset value in the subaccounts.

If you elect the Liquidity Rider, there is a fee equal to an annual rate of 0.50% of the daily net asset value in the subaccounts. This fee is only charged for the first three years.

If you elect the Beneficiary Earnings Enhancement, there is an annual fee during the accumulation phase of 0.25% of the policy value.

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If you elect the Beneficiary Earnings Enhancement – Extra II, there is an annual fee equal to 0.55% of the policy value.

The value of the net assets of the variable subaccounts will reflect the management fee and other expenses incurred by the underlying fund portfolios.

6.	ACCESS TO YOUR MONEY

You can generally take out $500 or more anytime during the accumulation phase (except under certain qualified policies). You may take out up to the cumulative free percentage free of surrender charges. Surrenders in excess of the cumulative free percentage may be subject to a surrender charge and an excess interest adjustment. You may also have to pay income tax and a tax penalty on any money you take out.

If you have policy value in the fixed account, you may also take out any cumulative interest credited free of excess interest adjustments.

Access to amounts held in qualified policies may be restricted or prohibited.

Surrenders are not generally permitted during the income phase unless you elect the Life with Emergency CashSM annuity payment option.

7.	ANNUITY PAYMENTS (THE INCOME PHASE)

The policy allows you to receive income under one of several annuity payment options. You may choose from fixed payment options, variable payment options, or a combination of both. If you select a variable payment option, the dollar amount of your payments may go up or down. However, the Initial Payment Guarantee is available as an optional rider and it guarantees a minimum amount for each payment.

8.	DEATH BENEFIT

If the sole owner and annuitant dies before the income phase begins, then the beneficiary will generally receive a death benefit. If the owner is not the annuitant, no death benefit is paid if the owner dies.

Naming different persons as owner and annuitant can affect whether the death benefit is payable and to whom amounts will be paid. Use care when naming owners, annuitants and beneficiaries, and consult your agent if you have questions.

When you purchase the policy, you generally may choose one of the following optional guaranteed minimum death benefits:

•	Return of Premium; or

•	Annual Step-Up

Charges are lower for the Return of Premium Death Benefit.

After the policy is issued, the guaranteed minimum death benefit cannot be changed.

The death benefit is paid first to a surviving owner, if any; it is only paid to the beneficiary if there is no surviving owner.

9.	TAXES

Earnings, if any, are generally not taxed until taken out. If you take money out of a nonqualified policy during the accumulation phase, earnings come out first for federal tax purposes, and are taxed as ordinary income. For nonqualified and certain qualified policies, payments during the income phase may be considered partly a return of your original investment so that part of each payment may not be taxable as income. For qualified policies, payments during the income phase are, in many cases, considered as all taxable income. If you are younger than 59 1/2 when you take money out, you may incur a 10% federal penalty tax on the taxable earnings.

10.	ADDITIONAL FEATURES

This policy has additional features that might interest you. These include but are not limited to, the following:

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•	You can arrange to have money automatically sent to you monthly, quarterly, semi-annually or annually while your policy is in the accumulation phase. This feature is referred to as the “Systematic Payout Option” (“SPO”). Amounts you receive may be included in your gross income, and in certain circumstances, may be subject to penalty taxes.

•	You can elect an optional rider at the time of annuitization that guarantees your variable annuity payments will never be less than a percentage of the initial payment. This feature is called the “Initial Payment Guarantee.” There is an extra charge for this rider.

•	You can elect an optional rider that reduces the number of years each premium payment is subject to surrender charges. You can only elect this rider at the time you purchase your policy. This feature is called the “Liquidity Rider.” There is an extra charge for this rider.

•	You can elect an optional rider that reduces the mortality and expense risk fee. You can only elect this rider at the time you purchase your policy. This feature is called the “Value Rider.” The surrender charge is higher and lasts longer if you elect this rider.

•	You can elect one of two optional riders that might pay an additional amount on top of the policy death benefit, in certain circumstances. These features are called the “Beneficiary Earnings Enhancement” (“BEE”) and the “Beneficiary Earnings Enhancement – Extra II” (“BEE-Extra II”). There is an extra charge for these riders.

•	Under certain medically related circumstances, you may surrender all or a part of the policy value without a surrender charge and excess interest adjustment. This feature is called the “Nursing Care and Terminal Condition Withdrawal Option.”

•	Under certain unemployment circumstances, you may surrender all or a portion of the policy value free of surrender charges and excess interest adjustments. This feature is called the “Unemployment Waiver.”

•	You may generally make transfers and/or change the allocation of additional premium payments by telephone. We may restrict or eliminate this feature.

•	You can arrange to automatically transfer money (at least $500 per transfer) monthly or quarterly from certain investment choices into one or more subaccounts. This feature is known as “Dollar Cost Averaging.”

•	We will, upon your request, automatically transfer amounts among the subaccounts on a regular basis to maintain a desired allocation of the policy value among the various subaccounts. This feature is called “Asset Rebalancing.”

These features may not be available for all policies and may vary for certain policies, may not each be available in combination with other optional benefits under the policy, and may not be suitable for your particular situation.

11.	OTHER INFORMATION

Right to Cancel Period. You may return your policy for a refund, but only if you return it within a prescribed period, which is generally at least 10 days (after you receive the policy), or whatever longer time may be required by state law. The amount of the refund will generally be the premiums paid and accumulated gains or losses in the separate account. Please note, we will not credit interest on amounts allocated to the fixed account if you return your policy for a refund during the right to cancel period. We will pay the refund within 7 days after we receive written notice of cancellation and the returned policy at our administrative and service office within the applicable period. The policy will then be deemed void.

No Probate. Usually the person receiving the death benefit under this policy will not have to go through

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probate. State laws vary on how the amount that may be paid is treated for estate tax purposes.

Who should purchase the Policy? This policy is designed for people seeking long-term tax-deferred accumulation of assets, generally for retirement or other long-term purposes; and for persons who have maximized their use of other retirement savings methods, such as 401(k) plans. The tax-deferred feature is most attractive to people in high federal and state tax brackets. The tax deferral features of variable annuities are unnecessary when purchased to fund a qualified plan. You should not buy this policy if you are looking for a short-term investment, market timing, or if you cannot take the risk of losing the money that you put in.

There are various fees and charges associated with variable annuities. You should consider whether the features and benefits of this policy, such as the opportunity for lifetime income payments, a guaranteed death benefit, the guaranteed level of certain charges, the Value Rider, the Initial Payment Guarantee, the Liquidity Rider, the Beneficiary Earnings Enhancement, and the Beneficiary Earnings Enhancement – Extra II make this policy appropriate for your needs.

State Variations. Certain provisions of the policies may be different than the general description in this prospectus, and certain riders and options may not be available, because of legal restrictions in your state. See your policy for specific variations since any such state variations will be included in your policy or in riders or endorsements attached to your policy. See your agent or contact us for specific information that may be applicable to your state.

Financial Statements. Financial statements for Transamerica and the subaccounts are in the SAI. Condensed financial information for the subaccounts (those in operation before January 1, 2006) is in Appendix A to this prospectus.

12.	INQUIRIES

If you need more information or want to make a transaction, please contact us at our Administrative and Service Office:

Administrative and Service Office

Attention: Customer Care Group

Transamerica Life Insurance Company

P.O. Box 3183

Cedar Rapids, IA 52406-3183

Overnight Address:

Administrative and Service Office

Attention: Customer Care Group

Transamerica Life Insurance Company

4333 Edgewood Road NE

Cedar Rapids, IA 52499-0001

You may check your policy at www.transamericaservice.com. Follow the logon procedures. You will need your pre-assigned Personal Identification Number (“PIN”) to access information about your policy. We cannot guarantee that you will be able to access this site. You should protect your PIN, because on-line (or telephone) options may be available and could be made by anyone that knows your PIN. We may not be able to verify that the person providing instructions using your PIN is you or someone authorized by you.

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ANNUITY POLICY FEE TABLE AND EXPENSE EXAMPLES(1)

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the policy. The first table describes the fees and expenses that you will pay at the time that you buy the policy, surrender the policy, or transfer cash value between investment choices. State premium taxes may also be deducted, and excess interest adjustments may be made to amounts surrendered or applied to annuity payment options from cash value from the fixed account.

Policy Owner Transaction Expenses:
Sales Load On Purchase Payments	0%
Maximum Surrender Charge (as a % of premium payments surrendered)(2)
Base Policy	6%
Optional Value Rider	8%
Transfer Fee(3)	$0 -$10

The next table describes the fees and expenses that you will pay periodically during the time that you own the policy, not including portfolio fees and expenses.

Annual Service Charge(4)	$0 - $30 Per Policy
Separate Account Annual Expenses (as a percentage of average account value):
Base Separate Account Expenses:
Mortality and Expense Risk Fee(5)	1.15%
Administrative Charge	0.15%
Total Base Separate Account Annual Expenses	1.30%
Optional Separate Account Expenses:
Annual Step-Up Death Benefit(6)	0.20%
Liquidity Rider(7)	0.50%
Total Separate Account Annual Expenses with Highest Optional Separate Account Expenses(8)	2.00%
Annual Optional Rider Fees:
Beneficiary Earnings Enhancement(9)	0.25%
Beneficiary Earnings Enhancement – Extra II(10)	0.55%

The next item shows the lowest and highest total operating expenses charged by the portfolio companies for the year ended December 31, 2005 (before any fee waiver or expense reimbursements). Expenses may be higher or lower in future years. More detail concerning each portfolio’s fees and expenses is contained in the prospectus for each portfolio.

Total Portfolio Annual Operating Expenses(11):	Minimum	Maximum
Expenses that are deducted from portfolio assets, including management fees, distribution and/or service 12b-1 fees, and other expenses.	0.65%	2.68%

This Example is intended to help you compare the cost of investing in the policy with the cost of investing in other variable annuity policies. These costs include policy owner transaction expenses, policy fees, separate account annual expenses, and portfolio fees and expenses.

The Example assumes that you invest $10,000 in the policy for the time periods indicated. The Example also assumes that your investment has a 5% return each year, the highest fees and expenses of any of the portfolios for the year

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ended December 31, 2005, and the highest combination of separate account expenses and optional rider fees (including any riders offered by supplement). Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Example(12)	1 Year	3 Years	5 Years	10 Years
If the policy is surrendered at the end of the applicable time period.	$1130	$2239	$2972	$5414
If the policy is surrendered at the end of the applicable time period – with Optional Value Rider.	$1311	$2239	$3214	$5414
If the policy is surrendered at the end of the applicable time period – with Optional Liquidity Rider.	$1130	$2239	$2810	$5414
If the policy is annuitized at the end of the applicable time period or if you do not surrender your policy.	$590	$1756	$2810	$5414

For information concerning compensation paid for the sale of the policies, see “Distributor of the Policies.”

(1)	During the income phase the fees may be different than those described in the Fee Table. See Section 5, Expenses.

(2)	The surrender charge, if any is imposed, applies to each policy, regardless of how policy value is allocated among the separate account and the fixed account. The surrender charge is decreased based on the number of years since the premium payment was made. If applicable, a surrender charge will only be applied to surrenders that exceed the amount available under certain listed exceptions.

If you select the Life with Emergency CashSM annuity payment option, you will be subject to a surrender charge after the annuity commencement date. See Section 5, Expenses.

(3)	The transfer fee, if any is imposed, applies to each policy, regardless of how policy value is allocated among the separate account and the fixed account. There is no fee for the first 12 transfers per policy year. For additional transfers, Transamerica may charge a fee of $10 per transfer.

(4)	The service charge is the lesser of $30 or 2% of the policy value. It applies to both the fixed account and the separate account, and is assessed on a prorata basis relative to each account’s policy value as a percentage of the policy’s total policy value. We may waive the service charge in certain instances.

(5)	The mortality and expense risk fee shown (1.15%) is for the accumulation phase with the “Return of Premium Death Benefit”.

(6)	The fee for the Annual Step-Up Death Benefit (0.20%) is in addition to the mortality and expense risk and administrative fee.

(7)	The fee for the Liquidity Rider (0.50%) is in addition to the mortality and expense risk and administrative fee. This fee is only charged for the first three policy years.

(8)	The Annual Step-Up Death Benefit fee is included herein.

(9)	The annual Beneficiary Earnings Enhancement fee is 0.25% of the policy value and is deducted only during the accumulation phase.

(10)	The annual Beneficiary Earnings Enhancement-Extra II fee is 0.55% of the policy value and is deducted only during the accumulation phase.

(11)	The fee table information relating to the underlying fund portfolios is for the year ending December 31, 2005 (unless otherwise noted) and was provided to Transamerica by the underlying funds portfolios, their investment advisers or managers. Transamerica has not and cannot independently verify the accuracy or completeness of such information. Actual future expenses of the portfolios may be greater or less than those shown in the Table.

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(12)	The Example does not reflect premium tax charges or transfer fees. Different fees and expenses not reflected in the Example may be assessed during the income phase of the policy.

Please remember that the Example is an illustration and does not represent past or future expenses. Your actual expenses may be lower or higher than those shown. Similarly, your rate of return may be more or less than the 5% assumed in the Example.

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1.	THE ANNUITY POLICY

This prospectus describes the Flexible Premium Variable Annuity - D policy offered by Transamerica Life Insurance Company.

An annuity is a contract between you, the owner, and an insurance company (in this case Transamerica), where the insurance company promises to pay you an income in the form of annuity payments. These payments begin on a designated date, referred to as the annuity commencement date. Until the annuity commencement date, your annuity is in the accumulation phase and the earnings (if any) are tax deferred. Tax deferral means you generally are not taxed until you take money out of your annuity. After you annuitize, your annuity switches to the income phase.

The policy is a flexible premium deferred variable annuity. You can use the policy to accumulate funds for retirement or other long-term financial planning purposes. Your individual investment and your rights are determined primarily by your own policy.

The policy is a “flexible premium” annuity because after you purchase it, you can generally make additional investments of $50 or more until the annuity commencement date. You are not required to make any additional investments.

The policy is a “variable” annuity because the value of your investments can go up or down based on the performance of your investment choices. If you invest in the separate account, the amount of money you are able to accumulate in your policy during the accumulation phase depends upon the performance of your investment choices. You could lose the amount you allocate to the separate account. The amount of annuity payments you receive during the income phase from the separate account also depends upon the investment performance of your investment choices for the income phase. However, if you annuitize under the Initial Payment Guarantee, then Transamerica will guarantee a minimum amount of your annuity payments. There is an extra charge for this rider.

The policy also contains a fixed account. The fixed account offers interest at rates that we guarantee will not decrease during the selected guaranteed period. There may be different interest rates for each different guaranteed period that you select.

2.	PURCHASE

Policy Issue Requirements

Transamerica will not issue a policy unless:

•	Transamerica receives at our administrative and services office all information needed to issue the policy;

•	Transamerica receives at our administrative and services office a minimum initial premium payment; and

•	The annuitant, owner, and any joint owner are age 85 or younger (may be lower for qualified policies).

We reserve the right to reject any application or premium payment.

Premium Payments

You should make checks for premium payments payable only to Transamerica Life Insurance Company and send them to the administrative and service office. Your check must be honored in order for Transamerica to pay any associated payments and benefits due under the policy.

Initial Premium Requirements

The initial premium payment for most policies must be at least $2,000. There is generally no minimum initial premium payment for policies issued under 403(b) policies of the Internal Revenue Code. However, your premium must be received within 90 days of the policy date or your policy will be canceled. We will credit your initial premium payment to your policy within two business days after the day we receive it and your

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complete policy information. If we are unable to credit your initial premium payment, we will contact you within five business days and explain why. We will also return your initial premium payment at that time unless you let us keep it and credit it as soon as possible.

The date on which we credit your initial premium payment to your policy is generally the policy date. The policy date is used to determine policy years, policy months and policy anniversaries.

There may be delays in our receipt of applications that are outside of our control (for example, because of the failure of the selling broker/dealer or sales agent to forward the application to us promptly, or because of delays in determining that the policy is suitable for you). Any such delays will affect when your policy can be issued and your premium allocated among your investment choices.

Additional Premium Payments

You are not required to make any additional premium payments. However, you can generally make additional premium payments as often as you like during the accumulation phase. Additional premium payments must be at least $50. We will credit additional premium payments to your policy as of the business day we receive your premium and required information at our administrative and services office. Additional premium payments must be received before the New York Stock Exchange closes to get same-day pricing of the additional premium payment.

Maximum Total Premium Payments

Cumulative premium payments above $1,000,000 for issue ages 0-75 require prior approval by Transamerica. For issue ages over 75, cumulative premium payments above $500,000 require prior approval by Transamerica.

Allocation of Premium Payments

When you purchase a policy, we will allocate your premium payment to the investment choices you select. Your allocation must be in whole percentages and must total 100%. We will allocate additional premium payments the same way, unless you request a different allocation.

If you allocate your premium payment to the Dollar Cost Averaging Program, you must give us instructions regarding the subaccount(s) to which transfers are to be made or we cannot accept your premium payment.

You may change allocations for future additional premium payments by sending us written instructions at our administrative and services office or by telephone, subject to the limitations described below under “Telephone Transactions.” The allocation change will apply to premium payments received on or after the date we receive the change request.

You could lose the amount you allocate to the variable subaccounts.

Transamerica reserves the right to restrict or refuse any premium payment.

Policy Value

You should expect your policy value to change from valuation period to valuation period. A valuation period begins at the close of regular trading on the New York Stock Exchange on each business day and ends at the close of regular trading on the next succeeding business day. A business day is each day that the New York Stock Exchange is open. The New York Stock Exchange generally closes at 4:00 p.m. Eastern time. Holidays are generally not business days.

3.	INVESTMENT CHOICES

The Separate Account

The following variable subaccounts are available under the policy for new investors. The subaccounts invest in shares of the various underlying fund portfolios. The companies that provide investment advice and administrative services for the underlying fund portfolios offered through this policy are listed below.

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The following variable investment choices are currently offered through this policy:

AEGON/TRANSAMERICA SERIES TRUST – SERVICE CLASS

Subadvised by Federated Equity Management Company of Pennsylvania(1)

Federated Growth & Income

Subadvised by Transamerica Investment Management, LLC

Transamerica Convertible Securities

Transamerica Equity

Transamerica Money Market

Transamerica U.S. Government Securities

Subadvised by Morgan Stanley Investment Management Inc.

Van Kampen Active International Allocation

Subadvised by Van Kampen Asset Management

Van Kampen Mid-Cap Growth(2)

AIM VARIABLE INSURANCE FUNDS – SERIES II

Managed by A I M Advisors, Inc.

AIM V.I. Basic Value Fund

AIM V.I. Core Equity Fund

AIM V.I. Mid Cap Core Equity Fund

COLUMBIA FUNDS VARIABLE INSURANCE TRUST – CLASS A SHARES(3)

Managed by Columbia Management Advisors, Inc.

Columbia Small Cap Value Fund, Variable Series(4)

Colubmia Strategic Income Fund, Variable Series(5)

DREYFUS INVESTMENT PORTFOLIOS – SERVICE CLASS

Managed by the Dreyfus Corporation

Dreyfus IP – Core Bond Portfolio

DREYFUS VARIABLE INVESTMENT FUND – SERVICE CLASS

Managed by the Dreyfus Corporation

Dreyfus VIF – International Equity Portfolio

Dreyfus VIF – Limited Term High Yield Portfolio

Dreyfus VIF – Small Company Stock Portfolio

FEDERATED INSURANCE SERIES

Managed by Federated Equity Management Company of Pennsylvania

Federated Equity Income Fund II

FEDERATED INSURANCE SERIES – SERVICE SHARES

Managed by Federated Equity Management Company of Pennsylvania

Federated American Leaders Fund II

Federated Capital Appreciation Fund II

Federated Kaufmann Fund II

HUNTINGTON VA FUNDS

Managed by Huntington Asset Advisors, Inc.

Huntington VA Dividend Capture Fund

Huntington VA Growth Fund

Huntington VA Income Equity Fund

Huntington VA International Equity Fund

Huntington VA Macro 100 Fund

Huntington VA Mid Corp America Fund

Huntington VA Mortgage Securities Fund

Huntington VA New Economy Fund

Huntington VA Rotating Markets Fund

Huntington VA Situs Small Cap Fund

MFS® VARIABLE INSURANCE TRUSTSM – SERVICE CLASS

Managed by MFS® Investment Management

MFS Investors Growth Stock Series

MFS Research Bond Series

MFS Total Return Series

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THE UNIVERSAL INSTITUTIONAL FUNDS, INC. – CLASS II SHARES

Managed by Morgan Stanley Investment Management Inc. (6)

The Universal Institutional Funds, Inc. Equity and Income Portfolio

The Universal Institutional Funds, Inc. Global Franchise Portfolio

VAN KAMPEN LIFE INVESTMENT TRUST – CLASS II SHARES

Managed by Van Kampen Asset Management

Van Kampen Life Investment Trust Aggressive Growth Portfolio

Van Kampen Life Investment Trust Comstock Portfolio

WANGER ADVISORS TRUST

Managed by Columbia Wanger Asset Management, L.P

Wanger U.S. Smaller Companies

(1)	Formerly subadvised by Federated Investment Counseling.

(2)	Formerly known as Van Kampen Emerging Growth.

(3)	Formerly known as Liberty Variable Investment Trust.

(4)	Formerly known as Colonial Small Cap Value Fund, Variable Series.

(5)	Formerly known as Colonial Strategic Income Fund, Variable Series.

(6)	Morgan Stanley Investment Management Inc. does business in certain instances using the name Van Kampen.

The general public may not purchase shares of these underlying fund portfolios. The names and investment objectives and policies may be similar to other portfolios managed by the same investment adviser or manager that are sold directly to the public. You should not expect the investment results of the underlying fund portfolios to be the same as those of other portfolios.

More detailed information, including an explanation of the portfolios’ fees and investment objectives, may be found in the current prospectuses for the underlying fund portfolios, which accompany this prospectus. You should read the prospectuses for the underlying fund portfolios carefully before you invest.

Selection of Underlying Portfolios

The underlying fund portfolios offered through this product are selected by Transamerica, and Transamerica may consider various factors, including, but not limited to, asset class coverage, the strength of the adviser’s or sub-adviser’s reputation and tenure, brand recognition, performance, and the capability and qualification of each investment firm. Another factor that we may consider is whether the underlying fund portfolio or its service providers (e.g., the investment adviser or sub-advisers) or its affiliates will compensate us or our affiliates for providing certain administrative, marketing, and support services that would otherwise be provided by the underlying fund portfolio or its service providers, or whether affiliates of the underlying fund portfolio can provide marketing and distribution support for sales of the policies. (See “Revenue We Receive”.) We have included the ATST underlying fund portfolios at least in part because they are managed by one of our affiliates, Transamerica Fund Advisers.

We have developed this variable annuity product in cooperation with The Huntington Investment Company and its affiliates, and have included underlying fund portfolios based on their recommendations; their selection criteria may differ from our selection criteria.

You are responsible for choosing the subaccounts which invest in the underlying fund portfolios, and the amounts allocated to each, that are appropriate for your own individual circumstances and your investment goals, financial situation, and risk tolerance. Since investment risk is borne by you, decisions regarding investment allocations should be carefully considered.

In making your investment selections, we encourage you to thoroughly investigate all of the information regarding the underlying fund portfolios that is available to you, including each underlying fund portfolio’s prospectus, statement of additional

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information and annual and semi/annual reports. Other sources such as the Fund’s website or newspapers and financial and other magazines provide more current information, including information about any regulatory actions or investigations relating to a Fund or underlying fund portfolio. After you select underlying fund portfolios for your initial premium, you should monitor and periodically re-evaluate your allocations to determine if they are still appropriate.

You bear the risk of any decline in the cash value of your policy resulting from the performance of the underlying fund portfolios you have chosen.

We do not recommend or endorse any particular underlying fund portfolio and we do not provide investment advice.

We do not guarantee that any of the subaccounts will always be available for premium payments, allocations, or transfers. See the SAI for more information concerning the possible addition, deletion, or substitution of investments.

We also reserve the right to limit the number of subaccounts you are invested in at any one time.

The Fixed Account

Premium payments allocated and amounts transferred to the fixed account become part of Transamerica’s general account. Interests in the general account have not been registered under the Securities Act of 1933 (the “1933 Act”), nor is the general account registered as an investment company under the 1940 Act. Accordingly, neither the general account nor any interests therein are generally subject to the provisions of the 1933 or 1940 Acts.

While we do not guarantee that the fixed account will always be available for investment, we do guarantee that the interest credited to the fixed account will not be less than the guaranteed minimum effective annual interest rate shown on your policy (the “guaranteed minimum”). We determine credited rates, which are guaranteed for at least one year, in our sole discretion. You bear the risk that we will not credit interest greater than the guaranteed minimum. At the end of a guaranteed period option, the value in that guaranteed period option will automatically be transferred into a new guaranteed period option of the same length (or the next shorter period if the same period is no longer offered) at the current interest rate for that period. You can transfer to another investment choice by giving us notice within 30 days before the end of the expiring guaranteed period.

Full and partial surrenders and transfers from a guaranteed period option of the fixed account are generally subject to an excess interest adjustment (except at the end of the guaranteed period). This adjustment will also be made to amounts that you apply to an annuity payment option. This adjustment may increase or decrease the amount of interest credited to your policy. The excess interest adjustment will not decrease the interest credited to your policy below the guaranteed minimum, however.

We also guarantee that upon full surrender your cash value attributable to the fixed account will not be less than the amount required by the applicable nonforfeiture law at the time the policy is issued.

If you select the fixed account, your money will be placed with Transamerica’s other general assets. The amount of money you are able to accumulate in the fixed account during the accumulation phase depends upon the total interest credited. The amount of each annuity payment you receive during the income phase from the fixed portion of your policy will remain level for the entire income phase.

We reserve the right to refuse any premium payment to the fixed account.

Transfers

During the accumulation phase, you may make transfers to or from any subaccount or to the fixed account within certain limitations.

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Transfers out of a guaranteed period option of the fixed account are limited to the following:

•	Transfers at the end of a guaranteed period. No excess interest adjustment will apply.

•	Transfers of amounts equal to interest credited. This may affect your overall interest-crediting rate, because transfers are deemed to come from the oldest premium payment first.

•	Other than at the end of a guaranteed period, transfers of amounts from the guaranteed period option in excess of amounts equal to interest credited, are subject to an excess interest adjustment. If it is a negative adjustment, the maximum amount you can transfer in any one policy year is 25% of the amount in that guaranteed period option, less any previous transfers during the current policy year. If it is a positive adjustment, we do not limit the amount that you can transfer.

Each transfer must be at least $500, or the entire subaccount value. Transfers of interest from a guaranteed period option of the fixed account must be at least $50. If less than $500 remains as a result of the transfer, then we reserve the right to include that amount in the transfer. Transfers must be received while the New York Stock Exchange is open to get same-day pricing of the transaction.

We reserve the right to prohibit transfers to the fixed account.

The number of transfers permitted may be limited and a $10 charge per transfer may apply.

During the income phase, you may transfer values out of any subaccount; however, you cannot transfer values out of the fixed account. The minimum amount that can be transferred during this phase is the lesser of $10 of monthly income, or the entire monthly income of the annuity units in the subaccount from which the transfer is being made.

Transfers made by telephone are subject to limitations described below under “Telephone Transactions.”

Market Timing and Disruptive Trading

Statement of Policy. This variable insurance product was not designed for the use of market timers or frequent or disruptive traders. Such transfers may be harmful to the underlying fund portfolios and increase transaction costs.

Market timing and disruptive trading among the subaccounts or between the subaccounts and the fixed account can cause risks with adverse effects for other policy owners (and beneficiaries and underlying fund portfolios). These risks and harmful effects include:

(1)	dilution of the interests of long-term investors in a subaccount if purchases or transfers into or out of an underlying fund portfolio are made at prices that do not reflect an accurate value for the underlying fund portfolio’s investments (some market timers attempt to do this through methods known as “time-zone arbitrage” and “liquidity arbitrage”);

(2)	an adverse effect on portfolio management, such as:

(a)	impeding a portfolio manager’s ability to sustain an investment objective;

(b)	causing the underlying fund portfolio to maintain a higher level of cash than would otherwise be the case; or

(c)	causing an underlying fund portfolio to liquidate investments prematurely (or otherwise at an inopportune time) in order to pay withdrawals or transfers out of the underlying fund portfolio; and

(3)	increased brokerage and administrative expenses.

These costs are borne by all policy owners invested in those subaccounts, not just those making the transfers.

We have developed policies and procedures with respect to market timing and disruptive trading (which vary for certain subaccounts at the request of the corresponding underlying fund portfolios) and we do not make special arrangements or grant exceptions to

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accommodate market timing or disruptive trading. As discussed herein, we cannot detect or deter all market timing or potentially disruptive trading. Do not invest with us if you intend to conduct market timing or potentially disruptive trading.

Detection. We employ various means in an attempt to detect and deter market timing and disruptive trading. However, despite our monitoring we may not be able to detect nor halt all harmful trading. In addition, because other insurance companies (and retirement plans) with different policies and procedures may invest in the underlying fund portfolios, we cannot guarantee that all harmful trading will be detected or that an underlying fund portfolio will not suffer harm from market timing or disruptive trading among subaccounts of variable products issued by these other insurance companies or retirement plans.

Deterrence. If we determine you are engaged in market timing or disruptive trading, we may take one or more actions in an attempt to halt such trading. Your ability to make transfers is subject to modification or restriction. As described below, restrictions may take various forms, but under our current policies and procedures will include loss of expedited transfer privileges. We consider transfers by telephone, fax, overnight mail, or the Internet to be “expedited” transfers. This means that we would accept only written transfer requests with an original signature transmitted to us only by U.S. mail. We may also restrict the transfer privileges of others acting on your behalf, including your registered representative or an asset allocation or investment advisory service.

We reserve the right to reject any premium payment or transfer request from any person without prior notice, if, in our judgment, (1) the payment or transfer, or series of transfers, would have a negative impact on an underlying fund portfolio’s operations, or (2) if an underlying fund portfolio would reject or has rejected our purchase order or has instructed us not to allow that purchase or transfer, or (3) because of a history of market timing or disruptive trading. We may impose other restrictions on transfers, or even prohibit transfers for any owner who, in our view, has abused, or appears likely to abuse, the transfer privilege on a case-by-case basis. We may, at any time and without prior notice, discontinue transfer privileges, modify our procedures, impose holding period requirements or limit the number, size, frequency, manner, or timing of transfers we permit. We also reserve the right to reverse a potentially harmful transfer if an underlying fund portfolio refuses or reverses our order; in such instances some policy owners may be treated differently than others in that some transfers may be reversed and others allowed. For all of these purposes, we may aggregate two or more variable insurance products that we believe are connected.

In addition to our internal policies and procedures, we will administer your variable insurance product to comply with any applicable state, federal, and other regulatory requirements concerning transfers. We reserve the right to implement, administer, and charge you for any fee or restriction, including redemption fees, imposed by any underlying fund portfolio. To the extent permitted by law, we also reserve the right to defer the transfer privilege at any time that we are unable to purchase or redeem shares of any of the underlying fund portfolios.

Under our current policies and procedures, we do not:

•	impose redemption fees on transfers;

•	expressly limit the number or size of transfers in a given period except for certain subaccounts where an underlying fund portfolio has advised us to prohibit certain transfers that exceed a certain size; or

•	provide a certain number of allowable transfers in a given period.

Redemption fees, transfer limits, and other procedures or restrictions may be more or less successful than ours in deterring market timing or other disruptive trading and in preventing or limiting harm from such trading.

In the absence of a prophylactic transfer restriction (e.g., expressly limiting the number of trades within a given period or their size), it is likely that some level of market timing and disruptive trading will occur before it is detected and steps taken to deter it (although some

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level of market timing and disruptive trading can occur with a prophylactic transfer restriction). As noted above, we do not impose a prophylactic transfer restriction and, therefore, it is likely that some level of market timing and disruptive trading will occur before we are able to detect it and take steps in an attempt to deter it.

Please note that the limits and restrictions described herein are subject to our ability to monitor transfer activity. Our ability to detect market timing or disruptive trading may be limited by operational and technological systems, as well as by our ability to predict strategies employed by policy owners (or those acting on their behalf) to avoid detection. As a result, despite our efforts to prevent harmful trading activity among the variable investment options available under this variable insurance product, there is no assurance that we will be able to detect or deter market timing or disruptive trading by such policy owners or intermediaries acting on their behalf. Moreover, our ability to discourage and restrict market timing or disruptive trading may be limited by decisions of state regulatory bodies and court orders that we cannot predict.

Furthermore, we may revise our policies and procedures in our sole discretion at any time and without prior notice, as we deem necessary or appropriate (1) to better detect and deter harmful trading that may adversely affect other policy owners, other persons with material rights under the variable insurance products, or underlying fund shareholders generally, (2) to comply with state or federal regulatory requirements, or (3) to impose additional or alternative restrictions on owners engaging in market timing or disruptive trading among the investment options under the variable insurance product. In addition, we may not honor transfer requests if any variable investment option that would be affected by the transfer is unable to purchase or redeem shares of its corresponding underlying fund portfolio.

Underlying Fund Portfolio Frequent Trading Policies. The underlying fund portfolios may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares. The prospectuses for the underlying fund portfolios describe any such policies and procedures. The frequent trading policies and procedures of an underlying fund portfolio may be different, and more or less restrictive, than the frequent trading policies and procedures of other underlying fund portfolios and the policies and procedures we have adopted for our variable insurance products to discourage market timing and disruptive trading. Policy owners should be aware that we may not have the contractual ability or the operational capacity to monitor policy owners’ transfer requests and apply the frequent trading policies and procedures of the respective underlying funds that would be affected by the transfers. Accordingly, policy owners and other persons who have material rights under our variable insurance products should assume that any protection they may have against potential harm from market timing and disruptive trading is the protection, if any, provided by the policies and procedures we have adopted for our variable insurance products to discourage market timing and disruptive trading in certain subaccounts.

Policy owners should be aware that we expect to be contractually obligated to prohibit transfers by policy owners identified by an underlying fund portfolios and to provide policy owner transaction data to the underlying fund portfolios.

Omnibus Orders. Policy owners and other persons with material rights under the variable insurance products also should be aware that the purchase and redemption orders received by the underlying fund portfolios generally are “omnibus” orders from intermediaries such as retirement plans and separate accounts funding variable insurance products. The omnibus orders reflect the aggregation and netting of multiple orders from individual retirement plan participants and individual owners of variable insurance products. The omnibus nature of these orders may limit the underlying fund portfolios’ ability to apply their respective frequent trading policies and procedures. We cannot guarantee that the underlying fund portfolios will not be harmed by transfer activity

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relating to the retirement plans or other insurance companies that may invest in the underlying fund portfolios. These other insurance companies are responsible for their own policies and procedures regarding frequent transfer activity. If their policies and procedures fail to successfully discourage harmful transfer activity, it will affect other owners of underlying fund portfolio shares, as well as the owners of all of the variable annuity or life insurance policies, including ours, whose variable investment options correspond to the affected underlying fund portfolios. In addition, if an underlying fund portfolio believes that an omnibus order we submit may reflect one or more transfer requests from owners engaged in market timing and disruptive trading, the underlying fund portfolio may reject the entire omnibus order and thereby delay or prevent us from implementing your request.

4.	PERFORMANCE

Transamerica periodically advertises performance of the various subaccounts. Performance figures might not reflect charges for options, riders, or endorsements. We may disclose at least three different kinds of performance. First, we may calculate performance by determining the percentage change in the value of an accumulation unit by dividing the increase (decrease) for that unit by the value of the accumulation unit at the beginning of the period. This performance number reflects the deduction of the mortality and expense risk fees and administrative charges. It does not reflect the deduction of any applicable premium taxes, surrender charges or fees for any optional riders. The deduction of any applicable premium taxes, surrender charges or rider fees would reduce the percentage increase or make greater any percentage decrease.

Second, advertisements may also include total return figures, which reflect the deduction of the mortality and expense risk fees and administrative charges. These figures may also include or exclude surrender charges.

Third, in addition, for certain investment portfolios, performance may be shown for the period commencing from the inception date of the investment portfolio (i.e., before commencement of subaccount operations). These figures should not be interpreted to reflect actual historical performance of the subaccounts.

We also may, from time to time, include in our advertising and sales materials, the performance of other funds or accounts managed by the subadviser, the performance of predecessors to the underlying fund portfolios, tax deferred compounding charts and other hypothetical illustrations, which may include comparisons of currently taxable and tax deferred investment programs based on selected tax brackets.

All types of performance data may not reflect all of the fees and charges that may be deducted (such as fees for optional benefits) and performance figures.

The SAI contains past performance information that you may find useful. It is divided into various parts, depending upon the type of performance information shown. Past performance is no indication of future performance; future performance will vary and future results will not be the same as the results shown.

5.	EXPENSES

There are charges and expenses associated with your policy that reduce the return on your investment in the policy.

Surrender Charges

During the accumulation phase, you can surrender part or all of the cash value (restrictions may apply to qualified policies). We may apply a surrender charge to compensate us for expenses relating to sales, including commissions to registered representatives and other promotional expenses.

You can surrender up to the cumulative free percentage free of surrender charges. You might have to pay a surrender charge, which is a contingent deferred sales charge, on surrenders in excess of the cumulative free percentage.

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The following schedule shows the surrender charges that apply to the base policy during the five years following payment of each premium payment:

Number of Years Since Premium Payment Date	Surrender Charge (as a percentage of premium surrendered)
0 – 1	6%
1 – 2	6%
2 – 3	6%
3 – 4	4%
4 – 5 more than 5	2 0	% %

For example, assume your premium is $100,000 and your policy value is $106,000 at the beginning of the second policy year and you surrender $30,000. Since that amount is more than your cumulative free percentage ($21,200), you would pay a surrender charge of $528 on the remaining $8,800 [6% of ($30,000 - $21,200)].

Likewise, assume your policy value is $80,000 (premium payments $100,000) at the beginning of the second policy year and you surrender your policy. You would pay a surrender charge of $5,040 [6% of ($100,000 – ($80,000 x 20%))].

After the tenth policy year, no surrender charges apply, regardless of when you made your last premium payment.

You generally can choose to receive the full amount of a requested partial surrender by directing us to deduct any applicable surrender charge (and any applicable excess interest adjustment) from your remaining policy value. You receive your cash value upon full surrender. For surrender charge purposes, earnings are considered to be surrendered first, then the oldest premium is considered to be surrendered next.

Surrender charges are waived if you withdraw money under the Nursing Care and Terminal Condition Withdrawal Option or the Unemployment Waiver.

Keep in mind that surrenders may be taxable and, if made before age 59 1/2, may be subject to a 10% federal penalty tax. For tax purposes, surrenders from nonqualified policies are considered to come from earnings first.

An optional rider is available which reduces the number of years a surrender charge applies to each premium payment. See Section 10, Liquidity Rider.

Life with Emergency CashSM Surrender Charge. If you select the Life with Emergency CashSM annuity payment option, then you can surrender your policy even after annuity payments have begun. However, there is a surrender charge during the first four years after the annuity commencement date. The following schedule shows the current surrender charge:

Number of Years Since Annuity Commencement Date	Surrender Charge (as a percentage of adjusted policy value)
0 – 1	4%
1 – 2	3%
2 – 3	2%
3 – 4	1%
more than 4	0%

We can change the surrender charge, and you will be subject to whatever surrender schedule is in effect at the time you annuitize under the Life with Emergency CashSM annuity payment option.

Note carefully the following three things about this surrender charge:

•	this surrender charge is measured from the annuity commencement date and not from the premium payment date;

•	this surrender charge is a percentage of the adjusted policy value applied to the Life with Emergency CashSM annuity payment option, and not a percentage of premium; and

•	under this payment option, there is no cumulative free percentage.

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Value Rider Surrender Charge. The following schedule shows the surrender charges that apply during the seven years following each premium payment if you elect the Value Rider:

Number of Years Since Premium Payment Date	Surrender Charge (as a percentage of premium surrendered)
0-1	8%
1-2	8%
2-3	6%
3-4	6%
4-5	5%
5-6	4%
6-7	2%
more than 7	0%

Excess Interest Adjustment

Surrenders and transfers from the fixed account may be subject to an excess interest adjustment. This adjustment could retroactively reduce the interest credited in the fixed account to the guaranteed minimum or increase the amount credited. This adjustment may also be made to amounts applied to an annuity payment option.

Mortality and Expense Risk Fee

We charge a fee as compensation for bearing certain mortality and expense risks under the policy. Examples of such risks include a guarantee of annuity rates, the death benefit, certain expenses of the policy, and assuming the risk that the current charges will be insufficient in the future to cover costs of administering the policy. We may also pay distribution expenses out of this charge. This fee is assessed daily based on the net asset value of each subaccount.

During the accumulation phase: for the Return of Premium Death Benefit, the daily mortality and expense risk fee is at an annual rate of 1.15%; and for the Annual Step-Up Death Benefit, the daily mortality and expense risk fee is 0.20% higher, at an annual rate of 1.35%. During the income phase, the daily mortality and expense risk fee for these benefits is at an annual rate of 1.10%.

If this charge does not cover our actual costs, we absorb the loss. Conversely, if the charge more than covers actual costs, the excess is added to our surplus. We expect to profit from this charge. We may use our profit or surplus for any proper purpose, including distribution expenses.

Administrative Charges

We deduct an administrative charge to cover the costs of administering the policies (including certain distribution-related expenses). This charge is equal to an annual rate of 0.15% of the daily net asset value of each subaccount during both the accumulation phase and the income phase.

In addition, an annual service charge of $30 (but not more than 2% of the policy value) is charged on each policy anniversary and at surrender. The service charge is waived if your policy value or the sum of your premiums, less all partial surrenders, is at least $50,000.

Premium Taxes

Some states assess premium taxes on the premium payments you make. We currently do not deduct for these taxes at the time you make a premium payment. However, we will deduct the total amount of premium taxes, if any, from the policy value when:

•	you begin receiving annuity payments;

•	you surrender the policy; or

•	a death benefit is paid.

Generally, premium taxes range from 0% to 3.50%, depending on the state.

Federal, State and Local Taxes

We may in the future deduct charges from the policy for any taxes we incur because of the policy. However, no deductions are being made at the present time.

Special Service Fees

We will deduct a charge for special services, such as wire transfers and overnight delivery.

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Transfer Fee

You are generally allowed to make 12 free transfers per year before the annuity commencement date. If you make more than 12 transfers per year, we reserve the right to charge $10 for each additional transfer. Premium payments, Asset Rebalancing and Dollar Cost Averaging transfers do not count as one of your 12 free transfers per year. All transfer requests made at the same time are treated as a single request.

Initial Payment Guarantee

If you elect the Initial Payment Guarantee at the time of annuitization, there is a daily rider fee currently at an annual rate of 1.25% of the daily net asset value. The rider fee may be higher or lower at the time you annuitize and elect the rider.

Liquidity Rider

If you elect the Liquidity Rider, there is a rider fee at an annual rate of 0.50% of the daily net asset value for the first three policy years.

Beneficiary Earnings Enhancement

If you elect the Beneficiary Earnings Enhancement, there is an annual rider fee during the accumulation phase of 0.25% of the policy value. The rider fee will be deducted on each rider anniversary and upon termination of the rider during the accumulation phase.

Beneficiary Earnings Enhancement - Extra II

If you elect the Beneficiary Earnings Enhancement – Extra II, there is an annual rider fee during the accumulation phase of 0.55% of the policy value. The rider fee will be deducted on each rider anniversary and upon termination of the rider during the accumulation phase.

Portfolio Fees and Expenses

The value of the assets in each subaccount will reflect the fees and expenses paid by the underlying fund portfolio. The lowest and highest fund expenses for the previous calendar year are found in the “Annuity Policy Fee Table” section of this prospectus. See the prospectuses for the underlying fund portfolios for more information.

Revenue We Receive

We (and our affiliates) may directly or indirectly receive payments from the underlying fund portfolios, their advisers, subadvisers, distributors or affiliates thereof, in consideration of certain administrative, marketing and other services we (and our affiliates) provide and expenses we incur. We (and/or our affiliates) generally receive three types of payments:

•	Rule 12b-1 Fees. We and our affiliate, AFSG Securities Corporation (“AFSG”), the principal underwriter for the policies, receive some or all of the 12b-1 fees from the funds. Any 12b-1 fees received by AFSG that are attributable to our variable insurance products are then credited to us. These fees range from 0.10% to 0.25% of the average daily assets of the certain underlying fund portfolios attributable to the policies and to certain other variable insurance products that we and our affiliates issue.

•	Administrative, Marketing and Support Service Fees (“Support Fees”). We and our affiliates, including AFSG, may receive compensation from the investment adviser, sub-adviser, administrators, and/or distributors (or affiliates thereof) of the underlying fund portfolios for administrative and other services related to separate account operations. The amount of this compensation is based on a percentage of the assets of the particular underlying fund portfolios attributable to the policy and to certain other variable insurance products that our affiliates and we issue. These percentages differ and may be significant. Some advisers or sub-advisers (or other affiliates) pay us more than others.

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The following chart provides the maximum combined percentages of 12b-1 fees and Support Fees that we anticipate will be paid to us on an annual basis:

Incoming Payments to Transamerica and AFSG

Fund	Maximum Fee % of assets(1)
AEGON/Transamerica Series Trust	0.25	%(2)
AIM Variable Insurance Fund	0.50%
Dreyfus Investment Portfolios	0.30	%(3)
Dreyfus Variable Investment Fund	0.25%
Federated Insurance Series	0.50%
Liberty Variable Investment Trust	0.35%
MFS® Variable Insurante TrustSM	0.45%
The Universal Institutional Funds, Inc.	0.25%
Van Kampen Life Investment Trust	0.25%
Wanger Advisors Trust	0.35%

(1)	Payments are based on a percentage of the average assets of each underlying fund portfolio owned by the subaccounts available under this policy and under certain other variable insurance products offered by our affiliates and us. We may continue to receive 12b-1 fees and administrative fees on subaccounts that are closed to new investments, depending on the terms of the agreements supporting those payments and on the services we provide.

(2)	Since ATST is managed by an affiliate, there are additional benefits to us and our affiliates for amounts you allocate to the ATST portfolios, in terms of our and our affiliates’ overall profitability. These additional benefits may be significant.

(3)	Dreyfus Core Bond and Dreyfus VIF – Small Company Stock Portfolio is at 0.35%.

•	Other Payments. Transamerica Capital, Inc. (“TCI”), the wholesale distributor for the policies, also directly or indirectly receives additional amounts or different percentages of assets under management from certain advisers and sub-advisers to the underlying fund portfolios (or their affiliates) with regard to variable insurance products or mutual funds that are issued by us and our affiliates. These amounts are paid out of the advisers’ or sub-advisers’ own resources and not out of underlying fund portfolio assets. Certain advisers and sub-advisers of the underlying fund portfolios (or their affiliates) (1) may pay TCI amounts up to $75,000 per year to participate in a “preferred sponsor” program that provides such advisers and sub-advisers with access to TCI’s wholesalers at TCI’s national and regional sales conferences that are attended by TCI’s wholesalers; (2) may provide our affiliates and/or selling firms with wholesaling services to assist us in the distribution of the policies; and (3) may provide us and/or certain affiliates and/or selling firms with occasional gifts, meals, tickets or other compensation as an incentive to market the underlying fund portfolios and to cooperate with their promotional efforts. The amounts may be significant and provide the adviser or subadviser (or other affiliates) with increased access to us and to our affiliates involved in the distribution of the policies.

For the calendar year ended December 31, 2005, TCI received revenue sharing payments ranging from $3000 to $112,365 (for a total of $605,041) from the following Fund managers and/or sub-advisers to participate in TCI’s events: Salomon Brothers Asset Management, T. Rowe Price Associates Inc., Transamerica Investment Management, Van Kampen Investments, Janus Capital Management, Jennison Associates, Pacific Investment Management Company LLC, MFS Investment Management, Mercury Advisors, Great Companies LLC, Franklin Templeton, Evergreen Investments, Marsico Capital Management, Lehman Brothers/Neuberger Berman and American Century Investment Management. Please note some of the aforementioned managers and/or subadvisors may not be associated with underlying fund portfolios currently available in this product.

Proceeds from certain of these payments by the underlying fund portfolios, the advisers, the sub-advisers and/or their affiliates may be used for any corporate purpose, including payment of expenses that we and our affiliates incur in promoting, issuing, distributing and administering the policies.

For further details about the compensation payments we make in connection with the sale of the policies, see “Distributor of the Policies” in this prospectus.

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6.	ACCESS TO YOUR MONEY

During the accumulation phase, you can have access to the money in your policy in the following ways:

•	by making a surrender (either a full or partial surrender); or

•	by taking systematic payouts.

Surrenders

If you take a full surrender, you will receive your cash value.

If you want to take a partial surrender, in most cases it must be for at least $500. Unless you tell us otherwise, we will take the surrender from each of the investment choices in proportion to the policy value.

You may take out up to the cumulative free percentage free of surrender charges each year. Remember that any surrender you take will reduce the policy value, and might reduce the amount of the death benefit. See Section 8, Death Benefit, for more details. A surrender may also reduce other benefits.

Surrenders may be subject to a surrender charge. Surrenders from the fixed account may also be subject to an excess interest adjustment. Income taxes, federal tax penalties and certain restrictions may apply to any surrenders you make.

Surrenders from qualified policies may be restricted or prohibited.

During the income phase, you will receive annuity payments under the annuity payment option you select; however, you generally may not take any other surrenders, either full or partial, unless you elect a Life with Emergency CashSM payment option.

Delay of Payment and Transfers

Payment of any amount due from the separate account for a surrender, a death benefit, or the death of the owner of a nonqualified policy, will generally occur within seven days from the date we receive all required information at our administrative and service office. We may defer such payments from the separate account if:

•	the New York Stock Exchange is closed other than for usual weekends or holidays or trading on the Exchange is otherwise restricted;

•	an emergency exists as defined by the SEC or the SEC requires that trading be restricted; or

•	the SEC permits a delay for the protection of owners.

In addition, transfers of amounts from the subaccounts may be deferred under these circumstances.

Federal laws designed to counter terrorism and prevent money laundering by criminals might in certain circumstances require us to reject a premium payment and/or “freeze” a policy owner’s account. If these laws apply in a particular situation, we would not be allowed to pay any request for withdrawals, surrenders, or death benefits, make transfers, or continue making annuity payments absent instructions from the appropriate federal regulator. We may also be required to provide information about you and your policy to government agencies or departments.

Pursuant to the requirements of certain state laws, we reserve the right to defer payment of the cash value from the fixed account for up to six months. We may defer payment of any amount until your premium check has cleared your bank.

Excess Interest Adjustment

Money that you transfer out of or surrender from a guaranteed period option of the fixed account before the end of its guaranteed period (the number of years you specified the money would remain in the guaranteed period option) may be subject to an excess interest adjustment. At the time you request a transfer or surrender (either full or partial), if interest rates set by Transamerica have risen since the date of the initial guarantee, the excess interest adjustment will result in a lower cash value on surrender or transfer. However, if interest rates have fallen since the date of the initial

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guarantee, the excess interest adjustment will result in a higher cash value on surrender or transfer.

Any amount surrendered from a guaranteed period option in excess of the cumulative interest credited is generally subject to an excess interest adjustment. An excess interest adjustment may also be made on amounts applied to an annuity payment option.

There will be no excess interest adjustment on any of the following:

•	surrenders of cumulative interest credited;

•	Nursing Care or Terminal Condition Withdrawal Option surrenders;

•	Unemployment Waiver surrenders;

•	surrenders to satisfy any minimum distribution requirements; and

•	Systematic Payout Option payments, which do not exceed the cumulative interest credited at the time of payment.

Please note that in these circumstances, you will not receive a higher cash value if interest rates have fallen, nor will you receive a lower cash value if interest rates have risen.

The excess interest adjustment may vary for certain policies and may not be applicable for all policies.

7.	ANNUITY PAYMENTS (THE INCOME PHASE)

You choose the annuity commencement date. You can change this date by giving us written notice 30 days before the current annuity commencement date. The new annuity commencement date must be at least 30 days after we receive notice of the change. The latest annuity commencement date generally cannot be after the policy month following the month in which the annuitant attains age 98. The earliest annuity commencement date is 30 days after you purchase your policy. Before the annuity commencement date, if the annuitant is alive, you may choose an annuity payment option or change your election. If the annuitant dies before the annuity commencement date, the death benefit is payable in a lump sum or under one of the annuity payment options (unless the surviving spouse continues the policy).

Unless you specify otherwise, the annuitant will receive the annuity payments. After the annuitant’s death, the beneficiary will receive any remaining guaranteed payments.

Annuity Payment Options

The policy provides several annuity payment options that are described below. You may choose any combination of annuity payment options. We will use your adjusted policy value to provide these annuity payments. If the adjusted policy value on the annuity commencement date is less than $2,000, we reserve the right to pay it in one lump sum in lieu of applying it under an annuity payment option. You can receive annuity payments monthly, quarterly, semi-annually, or annually. (We reserve the right to change the frequency if payments would be less than $50.)

Unless you choose to receive variable payments, the amount of each payment will be set on the annuity commencement date and will not change. You may, however, choose to receive variable annuity payments. The dollar amount of the first variable payment will be determined in accordance with the annuity payment rates set forth in the applicable table contained in the policy. The dollar amount of additional variable payments will vary based on the investment performance of the subaccount(s) that you select. The dollar amount of each variable payment after the first may increase, decrease or remain constant. If the actual investment performance (net of fees and expenses) exactly matched the assumed investment return of 5% at all times, the amount of each variable annuity payment would remain equal. If actual investment performance (net of fees and expenses) exceeds the assumed investment return, the amount of the variable annuity payments would increase. Conversely, if actual investment performance (net of fees and expenses), is lower than the assumed investment return, the amount of the variable annuity payments would decrease. Please note that these changes only occur annually under the Initial Payment Guarantee. A charge for

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premium taxes and an excess interest adjustment may be made when annuity payments begin.

The annuity payment options are explained below. Options 1 and 2 are fixed only. Options 3 and 4 can be fixed or variable.

Payment Option 1—Income for a Specified Period. We will make level payments only for a fixed period. No funds will remain at the end of the period.

Payment Option 2—Income of a Specified Amount. Payments are made for any specified amount until the amount applied to this option, with interest, is exhausted. This will be a series of level payments followed by a smaller final payment.

Payment Option 3—Life Income. You may choose between:

•	No Period Certain (fixed or variable)—Payments will be made only during the annuitant’s lifetime.

•	10 Years Certain (fixed or variable)—Payments will be made for the longer of the annuitant’s lifetime or ten years.

•	Guaranteed Return of Policy Proceeds (fixed only)—Payments will be made for the longer of the annuitant’s lifetime or until the total dollar amount of payments we make to you equals the amount applied to this option.

•	Life with Emergency CashSM (fixed only)—Payments will be made during the annuitant’s lifetime. With the Life with Emergency CashSM feature, you are able to surrender all or a portion of the Life with Emergency CashSM benefit. The amount you surrender must be at least $2,500. We will provide you with a Life with Emergency CashSM benefit schedule that will assist you in estimating the amount you have available to surrender. A partial surrender will reduce all future payments pro rata. A surrender charge may apply and there may be tax consequences (consult a tax advisor before requesting a full or partial surrender). The maximum surrender charge is 4% of the annuitized amount (see “Expenses” for the surrender charge schedule). You will be subject to whatever surrender schedule is in effect at the time you annuitize under this annuty payment option. The Life with Emergency CashSM benefit will continue through age 100 of the annuitant.

The Life with Emergency CashSM benefit is also a death benefit that is paid upon the death of the annuitant and is generally equal to the surrender value without any surrender charges. For qualified policies the death benefit ceases on the date the annuitant reaches the IRS age limitation.

Payment Option 4—Joint and Survivor Annuity. You may choose between:

•	No Period Certain (fixed or variable) —Payments are made during the joint lifetime of the annuitant and a joint annuitant of your selection. Payments will be made as long as either person is living.

•	Life with Emergency CashSM (fixed only)—Payments will be made during the joint lifetime of the annuitant and a joint annuitant of your selection. Payments will be made as long as either person is living. With the Life with Emergency CashSM feature, you are able to surrender all or a portion of the Life with Emergency CashSM benefit. The amount you surrender must be at least $2,500. We will provide you with a Life with Emergency CashSM benefit schedule that will assist you in estimating the amount you have available to surrender. A partial surrender will reduce all future payments pro rata. A surrender charge may apply and there may be tax consequences (consult a tax advisor before requesting a full or partial surrender). The maximum surrender charge is 4% of the annuitized amount (see “Expenses” for the surrender charge schedule). You will be subject to whatever surrender schedule is in effect at the time you annuitize under this annuity payment option. The Life with Emergency CashSM benefit will continue through age 100 of the surviving joint annuitant.

The Life with Emergency CashSM benefit is also a death benefit that is paid upon the death of the surviving joint annuitant and is generally equal to the surrender value without any surrender charges. For qualified policies the death benefit ceases on the date the surviving joint annuitant reaches the IRS joint age limitation.

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Other annuity payment options may be arranged by agreement with Transamerica. The default option will be Option 3 Life with 10 Years Certain. Some annuity payment options may not be available for all policies.

If your policy is a qualified policy, payment options 1 and 2 may not satisfy minimum required distributions rules. Consult a tax advisor before electing either of these options.

NOTE CAREFULLY:

IF:

•	you choose Life Income with No Period Certain or a Joint and Survivor Annuity with No Period Certain; and the annuitant dies before the due date of the second (third, fourth, etc.) annuity payment;

THEN:

•	we may make only one (two, three, etc.) annuity payments.

IF:

•	you choose Income for a Specified Period, Life Income with 10 Years Certain, Life Income with Guaranteed Return of Policy Proceeds, or Income of a Specified Amount; and

•	the person receiving payments dies prior to the end of the guaranteed period;

THEN:

•	the remaining guaranteed payments may continue to a new payee, or their present value may be paid in a single sum.

However, IF:

•	you choose Life with Emergency CashSM; and

•	the annuitant dies before age 101;

THEN:

•	the Life with Emergency CashSM death benefit will be paid.

We will not pay interest on amounts represented by uncashed annuity payment checks if the postal or other delivery service is unable to deliver checks to the payee’s address of record. The person receiving payments is responsible for keeping Transamerica informed of their current address.

8.	DEATH BENEFIT

We will pay a death benefit to your beneficiary, under certain circumstances, if the annuitant dies during the accumulation phase. If there is a surviving owner(s) when the annuitant dies, the surviving owner(s) will receive the death benefit instead of the listed beneficiary. The person receiving the death benefit may choose an annuity payment option, or may choose to receive a lump sum.

When We Pay A Death Benefit

We will pay a death benefit IF:

•	you are both the annuitant and sole owner of the policy; and

•	you die before the annuity commencement date.

We will pay a death benefit to you (owner) IF:

•	you are not the annuitant; and

•	the annuitant dies before the annuity commencement date.

If the only person receiving the death benefit is the surviving spouse, then he or she may elect to continue the policy as the new annuitant and owner, instead of receiving the death benefit. All current surrender charges will be waived.

When We Do Not Pay A Death Benefit

We will not pay a death benefit IF:

•	you are not the annuitant; and

•	you die prior to the annuity commencement date.

Please note distribution requirements apply to the policy value upon the death of any owner. Generally, the new owner (unless it is the deceased owner’s spouse) must surrender the policy within five years of your death for the adjusted policy value minus any applicable rider fees. These requirements are detailed in the SAI.

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Deaths After the Annuity Commencement Date

The death benefit payable, if any, on or after the annuity commencement date depends on the annuity payment option selected.

IF:

•	you are not the annuitant; and

•	you die on or after the annuity commencement date; and

•	the entire interest in the policy has not been paid;

THEN:

•	the remaining portion of such interest in the policy will continue to be distributed at least as rapidly as under the method of distribution being used as of the date of your death.

IF:

•	annuity payments are being made under the Life with Emergency CashSM; and

•	the annuitant dies before age 101 (or earlier, if a qualified policy);

THEN:

•	a Life with Emergency CashSM death benefit will be paid.

Amount of Death Benefit

Death benefit provisions may differ from state to state. The death benefit may be paid as a lump sum or as annuity payments. The amount of the death benefit depends on the guaranteed minimum death benefit option you chose when you bought the policy. The death benefit will generally be the greatest of:

•	policy value on the date we receive the required information at our administrative and service office; or

•	cash value on the date we receive the required information at our administrative and service office (this will be more than the policy value if there is a positive excess interest adjustment that exceeds the surrender charge); or

•	guaranteed minimum death benefit (discussed below), plus premium payments (after the date of death), less gross partial surrenders from the date of death to the date the death benefit is paid.

Guaranteed Minimum Death Benefit

At the time you purchase your policy, you generally may choose one of the guaranteed minimum death benefit options listed below (age limitations may apply).

After the policy is issued, you cannot make an election and the death benefit cannot be changed.

A.	Return of Premium Death Benefit

The Return of Premium Death Benefit is:

•	total premium payments; less

•	any adjusted partial surrenders as of the date of death.

The Return of Premium Death Benefit will be in effect if you do not choose one of the other options when you purchase your policy. The charges are lower for this option.

B.	Annual Step-Up Death Benefit

On each policy anniversary before your 81st birthday, a new “stepped-up” death benefit is determined and becomes the guaranteed minimum death benefit for that policy year. The death benefit is equal to:

•	the largest policy value on the policy date or on any policy anniversary before the earlier of the date of the annuitant’s death or the annuitant’s 81st birthday; plus

•	any premium payments since that date; minus

•	any adjusted partial surrenders since that date.

The Annual Step-Up Death Benefit is not available if the annuitant is 76 or older on the policy date. There is an extra charge for this death benefit (an extra 0.20% annually).

The Guaranteed Minimum Death Benefit may vary for certain policies and may not be available for all policies.

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Adjusted Partial Surrender

When you request a partial surrender, your guaranteed minimum death benefit will be reduced by an amount called the adjusted partial surrender. Under certain circumstances, the adjusted partial surrender may be more than the dollar amount of your surrender request. This will generally be the case if the guaranteed minimum death benefit exceeds the policy value at the time of surrender. It is also possible that if a death benefit is paid after you have made a partial surrender, then the total amount paid could be less than the total premium payments. We have included a detailed explanation of this adjustment in the SAI. This is referred to as “adjusted partial surrender” in your policy.

9.	TAXES

NOTE: We have prepared the following information on federal income taxes as a general discussion of the subject. It is not intended as tax advice to any individual. You should consult your own tax adviser about your own circumstances. We have included an additional discussion regarding taxes in the SAI.

Annuity Policies in General

Deferred annuity policies are a way of setting aside money for future needs like retirement. Congress recognized how important saving for retirement is and provided special rules in the Internal Revenue Code for annuities.

Simply stated, these rules generally provide that individuals will not be taxed on the earnings, if any, on the money held in an annuity policy until taken out. This is referred to as tax deferral. When a non-natural person (e.g., corporation or certain other entities other than tax-qualified trusts) owns a nonqualified policy, the policy will generally not be treated as an annuity for tax purposes and tax deferral will not apply.

There are different rules as to how you will be taxed depending on how you take the money out and the type of policy—qualified or nonqualified.

You will generally not be taxed on increases in the value of your policy until a distribution occurs (either as a surrender or as annuity payments).

Qualified and Nonqualified Policies

If you purchase the policy under an individual retirement annuity, a 403(b) plan, a pension plan, or specially sponsored program, your policy is referred to as a qualified policy.

Qualified policies are issued in connection with the following:

•	Individual Retirement Annuity (IRA): A traditional IRA allows individuals to make contributions, which may be deductible, to the policy. A Roth IRA also allows individuals to make contributions to the policy, but it does not allow a deduction for contributions, and distributions may be tax-free if the owner meets certain rules.

•	Tax-Sheltered Annuity (403(b) Plan): A 403(b) Plan may be made available to employees of certain public school systems and tax-exempt organizations and permits contributions to the policy on a pre-tax basis.

•	Corporate Pension and Profit-Sharing and H.R. 10 Plan: Employers and self-employed individuals can establish pension or profit-sharing plans for their employees or themselves and make contributions to the policy on a pre-tax basis.

•	Deferred Compensation Plan (457 Plan): Certain governmental and tax-exempt organizations can establish a plan to defer compensation on behalf of their employees through contributions to the policy.

There is no additional tax deferral benefit derived from placing qualified funds into a variable annuity. Features other than tax deferral should be considered in the purchase of a qualified policy. There are limits on the amount of contributions you can make to a qualified policy. Other restrictions may apply including terms of the plan in which you participate.

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Optional death benefit features in some cases may exceed the greater of the premium payments or the policy value. Such a death benefit could be characterized as an incidental benefit, the amount of which is limited in any pension or profit-sharing plan or 403(b) plan. Because an optional death benefit may exceed this limitation, anyone using the policy in connection with such plans should consult their tax adviser before purchasing an optional death benefit. The Internal Revenue Service has not reviewed the policy for qualification as an IRA, and has not addressed in a ruling of general applicability whether the death benefit options and riders available, with the policy, if any, comport with IRA qualification requirements.

If you purchase the policy as an individual and not under an individual retirement annuity, 403(b) plan, 457 plan, or pension or profit sharing plan, your policy is referred to as a nonqualified policy.

Surrenders—Qualified Policies

There are special rules that govern qualified policies. Generally, these rules restrict:

•	the amount that can be contributed to the policy during any year;

•	the time when amounts can be paid from the policy; and

•	the amount of any death benefit that may be allowed.

In the case of a surrender under a qualified policy, a pro rata portion of the amount you receive is taxable, generally based on the ratio of your “investment in the contract” to your total account balance or accrued benefit under the retirement plan. Your “investment in the contract” generally equals the amount of any non-deductible purchase payments made by you or on your behalf. In some cases, your “investment in the contract” can be zero.

In addition, a penalty tax may be assessed on amounts surrendered from the policy prior to the date you reach age 59 1/2, unless you meet one of the exceptions to this rule. You may also be required to begin taking minimum distributions from the policy by a certain date. The terms of the plan may limit the rights otherwise available to you under the policy. We have provided more information in the SAI.

If your qualified policy contains a guaranteed minimum withdrawal benefit rider, certain rules may apply. If you elect a guaranteed minimum withdrawal benefit and your minimum required distribution amount exceeds your guaranteed withdrawal amount, you will have to withdraw more than the guaranteed withdrawal amount to avoid imposition of a 50% excise tax. It is not clear whether guaranteed minimum withdrawal benefit payments made during the settlement phase will be taxed as withdrawals or as annuity payments. In view of this uncertainty, we will apply the non-annuity rules for determining minimum required distributions, meaning that a percentage of the value of all benefits under the contract will need to be withdrawn each year. The value may have to include the value of enhanced death benefits and other optional contract provisions such as the guaranteed minimum withdrawal benefit rider itself.

If you are attempting to satisfy minimum required distribution rules through partial surrenders, the value of any enhanced death benefit or other optional rider may need to be included in calculating the amount required to be distributed.

The Internal Revenue Code generally requires that interests in a qualified policy be nonforfeitable. If your policy contains a bonus rider with a recapture, forfeiture, or “vesting” feature, it may not be consistent with those requirements. Consult a tax advisor before purchasing a bonus rider as part of a qualified policy.

You should consult your legal counsel or tax adviser if you are considering purchasing an enhanced death benefit or other optional rider, or if you are considering purchasing a policy for use with any qualified retirement plan or arrangement.

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Surrenders—403(b) Policies

The rules described above for qualified policies generally apply to 403(b) policies. However, specific rules apply to surrenders from certain 403(b) policies. Surrenders can generally only be made when an owner:

•	reaches age 59 1/2;

•	leaves his/her job;

•	dies;

•	becomes disabled (as that term is defined in the Internal Revenue Code); or

•	declares hardship. However, in the case of hardship, the owner can only surrender the premium payments and not any earnings.

Defaulted loans from Code Section 403(b) arrangements, and pledges and assignments of qualified policies generally are taxed in the same manner as surrenders from such policies. Please refer to the SAI for further information applicable to distributions from 403(b) policies. Please note that a defaulted loan may stop the growth on a guaranteed minimum withdrawal benefit.

Surrenders—Nonqualified Policies

The information above describing the taxation of qualified policies does not apply to nonqualified policies. If you take a partial withdrawal or surrender (including systematic payouts and payouts under an optional feature, if any) from a nonqualified policy before the annuity commencement date, the Internal Revenue Code treats that surrender as first coming from earnings and then from your premium payments. If your policy contains an excess interest adjustment feature (also known as a market value adjustment), then your account value immediately before the surrender may have to be increased by any positive excess interest adjustments that result from the surrender. There is, however, no definitive guidance on the proper tax treatment of excess interest adjustments, and you may want to discuss the potential tax consequences of an excess interest adjustment with your tax advisor. When you make a surrender you are taxed on the amount of the surrender that is earnings. If you make a surrender, you are generally taxed on the amount that your surrender proceeds exceeds the “investment in the contract,” which is generally your premiums paid (adjusted for any prior surrenders or portions thereof that were not taxable). In general, loans, pledges, and assignments are taxed in the same manner as partial withdrawals and surrenders. Different rules apply for annuity payments. See “Annuity Payments” below.

The Internal Revenue Code also provides that surrendered earnings may be subject to a penalty tax. The amount of the penalty tax is equal to 10% of the amount that is includable in income. Some surrenders will be exempt from the penalty tax. They include, among others, any amounts:

•	paid on or after the taxpayer reaches age 59 1/2;

•	paid after an owner dies;

•	paid if the taxpayer becomes disabled (as that term is defined in the Internal Revenue Code);

•	paid in a series of substantially equal payments made annually (or more frequently) under a lifetime annuity;

•	paid under an immediate annuity; or

•	which come from premium payments made prior to August 14, 1982.

If your nonqualified policy contains a guaranteed minimum withdrawal benefit rider, certain rules may apply. It is not clear whether guaranteed minimum withdrawal benefit payments made during the settlement or income (payout) phase may be taxed as either withdrawals or annuities. In view of this uncertainty, we intend to adopt a conservative approach and treat guaranteed minimum withdrawal payments during the settlement phase under nonqualified policies as withdrawals. Consult a tax advisor before purchasing a guaranteed minimum withdrawal benefit rider or option.

All nonqualified deferred annuity policies that are issued by us (or our affiliates) to the same owner during any calendar year are treated as one annuity for purposes of determining the amount includable in the owner’s income when a taxable distribution occurs.

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Taxation of Death Benefit Proceeds

Amounts may be distributed from the policy because of the death of the annuitant. Generally, such amounts should be includable in the income of the recipient:

•	if distributed in a lump sum, these amounts are taxed in the same manner as a surrender; or

•	if distributed under an annuity payment option, these amounts are taxed in the same manner as annuity payments.

Annuity Payments

Although the tax consequences may vary depending on the annuity payment option you select, in general, for nonqualified and certain qualified policies, only a portion of the annuity payments you receive will be includable in your gross income.

In general, the excludable portion of each annuity payment you receive will be determined as follows:

•	Fixed payments—by dividing the “investment in the contract” on the annuity commencement date by the total expected value of the annuity payments for the term of the payments. This is the percentage of each annuity payment that is excludable.

•	Variable payments—by dividing the “investment in the contract” on the annuity commencement date by the total number of expected periodic payments. This is the amount of each annuity payment that is excludable.

The remainder of each annuity payment is includable in gross income. Once the “investment in the contract” has been fully recovered, the full amount of any additional annuity payments is includable in gross income and taxed as ordinary income.

If you select more than one annuity payment option, special rules govern the allocation of the policy’s entire “investment in the contract” to each such option, for purposes of determining the excludable amount of each payment received under that option. We advise you to consult a competent tax adviser as to the potential tax effects of allocating amounts to any particular annuity payment option.

If, after the annuity commencement date, annuity payments stop because an annuitant died, the excess (if any) of the “investment in the contract” as of the annuity commencement date over the aggregate amount of annuity payments received that was excluded from gross income may possibly be allowable as a deduction in your tax return.

You should consult a tax advisor before electing the Initial Payment Guarantee or a feature with stabilized payments.

Guaranteed Minimum Withdrawal Benefits

If your policy contains a guaranteed minimum withdrawal benefit rider, the application of certain tax rules, particularly those rules relating to distribution from your policy, are not entirely clear. In view of this uncertainty, you should consult a tax advisor before purchasing a guaranteed minimum withdrawal benefit rider.

Diversification and Distribution Requirements

The Internal Revenue Code provides that the underlying investments for a variable annuity must satisfy certain diversification requirements in order to be treated as an annuity. The policy must also meet certain distribution requirements at the death of an owner in order to be treated as an annuity. These diversification and distribution requirements are discussed in the SAI. We may modify the policy to attempt to maintain favorable tax treatment.

Federal Estate Taxes

While no attempt is being made to discuss the Federal estate tax implications of the Policy, a purchaser should keep in mind that the value of an annuity contract owned by a decedent and payable to a beneficiary by virtue of surviving the decedent is included in the decedent’s gross estate. Depending on the terms of the annuity contract, the value of the annuity included in the gross estate may be the value of the lump sum

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payment payable to the designated beneficiary or the actuarial value of the payments to be received by the beneficiary. Consult an estate planning advisor for more information.

Generation-Skipping Transfer Tax

Under certain circumstances, the Internal Revenue Code may impose a “generation skipping transfer tax” when all or part of an annuity contract is transferred to, or a death benefit is paid to, an individual two or more generations younger than the Owner. Regulations issued under the Internal Revenue Code may require us to deduct the tax from your Contract, or from any applicable payment, and pay it directly to the IRS.

Annuity Purchases by Residents of Puerto Rico

The Internal Revenue Service recently announced that income received by residents of Puerto Rico under life insurance or annuity contracts issued by a Puerto Rico branch of a United States life insurance company is U.S.-source income that is generally subject to United States Federal income tax.

Annuity Contracts Purchased by Nonresident Aliens and Foreign Corporations

The discussion above provided general information (but not tax advice) regarding U.S. federal income tax consequences to annuity owners that are U.S. persons. Taxable distributions made to owners who are not U.S. persons will generally be subject to U.S. federal income tax withholding at a 30% rate, unless a lower treaty rate applies. In addition, distributions may be subject to state and/or municipal taxes and taxes that may be imposed by the owner’s country of citizenship or residence. Prospective foreign owners are advised to consult with a qualified tax adviser regarding U.S., state, and foreign taxation for any annuity policy purchase.

Transfers, Assignments or Exchanges of Policies

A transfer of ownership or assignment of a policy, the designation of an annuitant or payee or other beneficiary who is not also the owner, the selection of certain annuity commencement dates, or a change of annuitant, may result in certain income or gift tax consequences to the owner that are beyond the scope of this discussion. An owner contemplating any such transfer, assignment, selection, or change should contact a competent tax adviser with respect to the potential tax effects of such a transaction.

Possible Tax Law Changes

Although the likelihood of legislative or regulatory changes is uncertain, there is always the possibility that the tax treatment of the policy could change by legislation, regulation or otherwise. You should consult a tax adviser with respect to legal or regulatory developments and their effect on the policy.

We have the right to modify the policy to meet the regulations of any applicable laws or regulations, including legislative changes that could otherwise diminish the favorable tax treatment that annuity policy owners currently receive.

Separate Account Charges

It is possible that the Internal Revenue Service may take a position that fees for certain optional benefits (e.g., death benefits other than the Return of Premium death benefit) are deemed to be taxable distributions to you. In particular, the Internal Revenue Service may treat fees associated with certain optional benefits as a taxable surrender, which might also be subject to a tax penalty if the surrender occurs prior to age 59 1/2. Although we do not believe that the fees associated with any optional benefit provided under the policy should be treated as taxable surrenders, the tax rules associated with these benefits are unclear, and we advise that you consult your tax advisor prior to selecting any optional benefit under the policy.

10.	ADDITIONAL FEATURES

Systematic Payout Option

You can select at any time (during the accumulation phase) to receive regular payments from your policy by

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using the Systematic Payout Option. Under this option, you can receive up to 10% (annually) of your policy value.

This amount may be taken free of surrender charges. Any payment in excess of the cumulative interest credited at the time of the payment may be subject to an excess interest adjustment.

Payments can be made monthly, quarterly, semi-annually, or annually and will not begin until one payment period from the date we receive your instructions. Each payment must be at least $50. Monthly and quarterly payments must be made by electronic funds transfer directly to your checking or savings account.

If you request an additional surrender while a Systematic Payout Option is in effect, the Systematic Payout Option will terminate.

There is no charge for this benefit.

Initial Payment Guarantee

You may only elect to purchase the Initial Payment Guarantee at the time you annuitize your policy. You cannot delete this payment guarantee (or eliminate the charge for it) after you have elected it. The guarantee only applies to variable annuity payments. There is an additional charge for this guarantee.

The Initial Payment Guarantee does not establish or guarantee the performance of any subaccount. With the Initial Payment Guarantee, you receive stabilized annuity payments that are guaranteed to never be less than a percentage of the initial payment. The guaranteed percentage is subject to change from time to time; however once you annuitize and elect the rider, the guaranteed percentage will not change during the life of the rider. Contact us for the current guaranteed percentage.

Rider Fee. There is a charge for the Initial Payment Guarantee, which is in addition to the base product mortality and expense risk fee and administrative charge. This fee is reflected in the amount of the annuity payments that you receive if you select the Initial Payment Guarantee. It is reflected in the calculation of the annuity unit values.

The Initial Payment Guarantee fee is currently equal to an annual rate of 1.25% of the daily net asset value in the subaccounts. We can change the fee, and you pay whatever the fee is when you annuitize.

Other. The Initial Payment Guarantee uses a 5% assumed investment return to calculate your annuity payments. This means that the dollar amount of the annuity payments will remain level if the investment return (net of fees and expenses) exactly equals 5%. The payments will increase if actual investment performance (net of fees and expenses) exceeds the assumed investment return, and decrease if actual performance is below the assumed investment return (but not below the guaranteed level).

Termination. The Initial Payment Guarantee is irrevocable.

The Initial Payment Guarantee may vary for certain policies and may not be available for all policies.

Liquidity Rider

The optional Liquidity Rider reduces the number of years each premium payment is subject to surrender charges. You can only elect this rider at the time you purchase the policy.

Surrender Schedule. The following schedule shows the surrender charges that apply if the Liquidity Rider is elected:

Number of Years Since Premium Payment Date	Surrender Charge (as a percentage of premium surrendered)
0 – 1	6%
1 – 2	6%
2 – 3	6%
more than 3	0%

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Rider Fee. A rider fee equal to an effective annual rate of 0.50% of the daily net asset value in the separate account is deducted in calculating the accumulation unit values. Please note we may credit interest in the fixed account at a lower rate if you select this rider. The rider fee is only charged for the first three policy years.

Accumulation Unit Values. After the end of the first three policy years, the 0.50% rider fee will no longer be assessed. We intend to administer the removal of the fee by changing to a different class of accumulation units. This will result in adjusting the number of accumulation units and adjusting the unit value of the subaccounts in which you were invested at the end of the third policy year. The elimination of the fee and the adjustment in the number of accumulation units and unit values will not affect policy values.

Other. You cannot elect the Value Rider if you elect this rider.

Termination. The rider is irrevocable.

The Liquidity Rider may vary for certain policies and may not be available for all policies.

Value Rider

You may only elect the Value Rider at the time you buy your policy. If you elect the Value Rider, the mortality and expense risk fee is reduced by 0.25% (in other words 25 basis points).

Rider Fee. There is no specific charge for the Value Rider but the surrender charge is higher and lasts longer if you elect the rider. Transamerica expects to use a portion of the mortality and expense risk fee, administrative charge and/or the surrender charge to compensate for the reduction in the mortality and expense risk fee.

Surrender Charge. You can surrender up to 10% of your policy value (measured at the time of surrender) each year free of surrender charges. This free percentage is not cumulative and is determined at the time of the surrender. If you request a surrender in excess of this free percentage, you will have to pay a surrender charge, which is a contingent deferred sales charge, on the excess amount. See Section 5, Expenses for the surrender schedule.

Please note that if you elect this rider, your “free percentage” is not cumulative, unlike the base policy which has a cumulative free percentage. The non-cumulative nature of the free percentage under the rider may increase the amount of surrender charge you pay for a full or partial surrender.

Other. You cannot elect the Liquidity Rider if you elect this rider.

Termination. The rider is irrevocable.

The Value Rider may vary for certain policies and may not be available for all policies.

Beneficiary Earnings Enhancement

The optional “Beneficiary Earnings Enhancement” pays an additional amount (based on earnings since the rider was issued) when a death benefit is payable under your policy, in certain circumstances. The Beneficiary Earnings Enhancement is only available for issue ages through age 80.

Beneficiary Earnings Enhancement Amount. The Beneficiary Earnings Enhancement is only payable if you elected the rider prior to the death triggering the payment of the policy death benefit and a death benefit is payable under the policy. The Beneficiary Earnings Enhancement is equal to:

•	the Beneficiary Earnings Enhancement factor (see below); multiplied by

•	the rider earnings on the date the death benefit is calculated.

Rider earnings equal:

•	the policy value on the date the death benefit is determined; minus

•	policy value on the rider date; minus

•	premium payments after the rider date; plus

•	surrenders after the rider date that exceed the rider earnings on the date of the surrender.

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No benefit is payable under the Beneficiary Earnings Enhancement if there are no rider earnings on the date the death benefit is calculated.

If you purchase your policy as part of a 1035 exchange or add the Beneficiary Earnings Enhancement after you purchase the policy, rider earnings do not include any gains before the 1035 exchange or the date the Beneficiary Earnings Enhancement is added to your policy.

The Beneficiary Earnings Enhancement factor is currently 40% for issue ages under 71 and 25% for issue ages 71-80.

No benefit is paid under the rider unless (a) the rider is in force, (b) a death benefit is payable on the policy, and (c) there are rider earnings when the death benefit is calculated.

For purposes of computing taxable gains, both the death benefit payable under the policy and the Beneficiary Earnings Enhancement will be considered.

Please see the SAI for an example which illustrates the Beneficiary Earnings Enhancement payable, as well as the effect of a partial surrender on the Beneficiary Earnings Enhancement.

Spousal Continuation. If a spouse, as the new owner of the policy, elects to continue the policy instead of receiving a death benefit and Beneficiary Earnings Enhancement, the spouse will receive a one-time policy value increase equal to the Beneficiary Earnings Enhancement. At this time the rider will terminate. The spouse will have the option of immediately re-electing the rider as long as he or she is under the age of 80.

Rider Fee. A rider fee, 0.25% of the policy value, is deducted annually on each rider anniversary prior to annuitization. We will also deduct this fee upon full surrender of the policy or other termination of the rider. The rider fee is deducted pro rata from each investment choice. The fee is deducted even during periods when the Beneficiary Earnings Enhancement would not pay any benefits (because there are no rider earnings).

Termination. The rider will remain in effect until:

•	you cancel it by notifying our administrative and service office in writing,

•	the policy is annuitized or surrendered, or

•	the Beneficiary Earnings Enhancement is paid or added to the policy value under a spousal continuation.

Once terminated, the Beneficiary Earnings Enhancement may be re-elected; however, a new rider will be issued and the additional death benefit will be re-determined. Please note that if the rider is terminated and then re-elected, it will only cover gains, if any, since it was re-elected and the terms of the new rider may be different than the terminated rider.

The tax consequences associated with this rider are not clear. This rider may violate the requirements of certain qualified plans and of IRAs. Consult a tax adviser before electing this rider for any qualified plan or IRA.

The Beneficiary Earnings Enhancement may vary for certain policies and may not be available for all policies.

Beneficiary Earnings Enhancement - Extra II

The optional “Beneficiary Earnings Enhancement – Extra II” pays an additional death benefit amount when a death benefit is payable under your policy, in certain circumstances. The Beneficiary Earnings Enhancement – Extra II is only available for issue ages through age 75.

Beneficiary Earnings Enhancement – Extra II Benefit Amount. An additional death benefit is only payable if a death benefit is paid on the base policy to which the rider is attached. The amount of the additional benefit is dependent on the amount of time that has passed since the rider date as follows:

•	If a death benefit is payable within the first five years after the rider date, the additional benefit amount will be equal to the sum of all rider fees paid since the rider date.

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•	If a death benefit is payable after five years following the rider date, the additional benefit will be equal to the rider benefit base multiplied by the rider benefit percentage.

The rider benefit base at any time is equal to the policy value less any premiums added after the rider date.

The rider benefit percentage may vary but will currently be equal to 30% for issue ages 0 – 70 and 20% for issue ages 71 – 75.

No benefit is payable under the Beneficiary Earnings Enhancement—Extra II if the policy value on the date the death benefit is paid is less than the premium payments after the rider date.

For purposes of computing taxable gains, both the death benefit payable under the policy and the additional benefit will be considered.

Please see the SAI for an example which illustrates the additional death benefit payable as well as the effect of a partial surrender on the additional benefit.

Spousal Continuation. If a spouse, as the new owner of the policy, elects to continue the policy instead of receiving the death benefit and Beneficiary Earnings Enhancement – Extra II, the spouse will receive a one-time policy value increase equal to the Beneficiary Earnings Enhancement – Extra II. At this time the rider will terminate. The spouse will have the option of immediately re-electing the rider as long he or she is under the age of 76.

Rider Fee. A rider fee, currently 0.55% of the policy value, is deducted annually on each rider anniversary prior to annuitization. We will also deduct this fee upon full surrender of the policy or other termination of the rider. The rider fee is deducted pro rata from each investment option. The fee is deducted even during periods when the rider would not pay any benefits.

Termination. The rider will remain in effect until:

•	you cancel it by notifying our service center in writing,

•	the policy is annuitized or surrendered, or

•	the additional death benefit is paid or added to the policy value under a spousal continuation.

Once terminated, the Beneficiary Earnings Enhancement—Extra II may not be re-elected for one year.

The tax consequences associated with this rider are not clear. This rider may violate the requirements of certain qualified plans and IRAs. Consult a tax adviser before electing this rider.

The Beneficiary Earnings Enhancement—Extra II may vary for certain policies and may not be available for all policies.

Nursing Care and Terminal Condition Withdrawal Option

No surrender charges or excess interest adjustment will apply if you make a surrender ($1000 minimum), under certain circumstances, because you or your spouse has been:

•	confined in a hospital or nursing facility for 30 days in a row; or

•	diagnosed with a terminal condition (usually a life expectancy of 12 months or less).

This benefit is also available to the annuitant or annuitant’s spouse if the owner is not a natural person. You may exercise this benefit at any time (during the accumulation phase). There is no charge for this benefit.

This benefit may vary for certain policies and may not be available for all policies.

Unemployment Waiver

No surrender charges or excess interest adjustment will apply to surrenders after you or your spouse become unemployed in certain circumstances, because you were terminated, laid off, or otherwise lost your job involuntarily. In order to qualify, you (or your spouse, whichever is applicable) must have been:

•	employed full time for at least two years prior to becoming unemployed;

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•	employed full time on the policy date;

•	unemployed for at least 60 days in a row at the time of surrender;

•	must have a minimum cash value at the time of surrender of $5,000; and

•	you (or your spouse) must be receiving unemployment benefits. You must provide written proof from your State’s Department of Labor, which verifies that you qualify for and are receiving unemployment benefits at the time of surrender.

You may select this benefit at any time (during the accumulation phase). There is no charge for this benefit.

This benefit is also available to the annuitant or annuitant’s spouse if the owner is not a natural person.

This benefit may vary for certain policies and may not be available for all policies.

Telephone Transactions

You may generally make transfers and change the allocation of additional premium payments by telephone IF:

•	you select the “Telephone Transfer/Reallocation Authorization” box in the policy application or enrollment information; or

•	you later complete an authorization form.

You will be required to provide certain information for identification purposes when requesting a transaction by telephone and we may record your telephone call. We may also require written confirmation of your request. We will not be liable for following telephone requests that we believe are genuine. We reserve the right to revoke your telephone transaction privileges at any time without revoking all owners’ telephone transfer privileges.

Telephone requests must be received while the New York Stock Exchange is open to get same-day pricing of the transaction. We may discontinue this option at any time.

We may deny telephone transaction privileges to market timers.

We cannot guarantee that telephone transactions will always be available. For example, our offices may be closed during severe circumstances or other emergencies. There may be interruptions in service beyond our control, and if the volume of calls is unusually high, we might not have anyone available, or lines available, to take your call.

Dollar Cost Averaging Program

During the accumulation phase, you may instruct us to automatically make transfers into one or more variable subaccounts in accordance with your allocation instructions. This is known as Dollar Cost Averaging. While Dollar Cost Averaging buys more accumulation units when prices are low and fewer accumulation units when prices are high, it does not guarantee profits or assure that you will not experience a loss.

There are two Dollar Cost Averaging programs available under your policy:

•	Traditional—You may specify the dollar amount to be transferred or the number of transfers. Transfers will begin as soon as the program is started.

•	Special—You may elect either a six or twelve month program. Transfers will begin as soon as the program is started. You cannot transfer from another investment option into a Special Dollar Cost Averaging program.

A minimum of $500 per transfer is required. A minimum of $3,000 is required to start a 6-month program and $6,000 is required to start a 12-month program. The minimum number of transfers is 6 monthly and 4 quarterly, and the maximum is 24 monthly and 8 quarterly.

You can elect to transfer from one of the fixed or variable sources listed on the Dollar Cost Averaging election form (only fixed sources are available for special Dollar Cost Averaging programs).

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A Dollar Cost Averaging program will begin once we receive the required premium. If we receive additional premium payments while a Dollar Cost Averaging program is running, absent new instructions to the contrary, the amount of the Dollar Cost Averaging transfers will increase, but the length of the Dollar Cost Averaging program will not.

NOTE CAREFULLY:

IF:

•	we do not receive all necessary information to begin an initial Dollar Cost Averaging program within 30 days of allocating the minimum required amount to a Dollar Cost Averaging program; or

•	we do not receive the minimum required amount to begin an initial Dollar Cost Averaging program within 30 days of allocating an insufficient amount;

THEN:

•	any amount in a fixed source will be transferred to the money market investment option; and

•	any amount in a variable source will remain in that variable investment option; and

•	new instructions will be required to begin a Dollar Cost Averaging program.

IF:

•	we receive additional premium payments after a Dollar Cost Averaging program is completed and the additional premium meets the minimum requirements to start a new Dollar Cost Averaging program;

THEN:

•	we will, absent new instructions to the contrary, start a new Dollar Cost Averaging program using the previous instructions.

IF:

•	we receive additional premium payments after a Dollar Cost Averaging program is completed, and the additional premium does not meet the minimum requirements to start a Dollar Cost Averaging program;

THEN:

•	we will, absent new instructions to the contrary, allocate the additional premium as identified in the previous Dollar Cost Averaging program.

IF:

•	you discontinue a Dollar Cost Averaging program before its completion;

THEN:

•	we will, absent new instructions to the contrary, transfer any remaining balance directly into the subaccounts in the Dollar Cost Averaging instructions.

You should consider your ability to continue a Dollar Cost Averaging program during all economic conditions.

There is no charge for this benefit.

The Dollar Cost Averaging Program may vary for certain policies and may not be available for all policies. See your policy for availability of the fixed account options.

Asset Rebalancing

During the accumulation phase you can instruct us to automatically rebalance the amounts in your subaccounts to maintain your desired asset allocation. This feature is called Asset Rebalancing and can be started and stopped at any time free of charge. However, we will not rebalance if you are in the Dollar Cost Averaging program or if any other transfer is requested. If a transfer is requested, we will honor the requested transfer and discontinue Asset Rebalancing. New instructions are required to start Asset Rebalancing. Asset Rebalancing ignores amounts in the fixed account. You can choose to rebalance monthly, quarterly, semi-annually, or annually.

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11.	OTHER INFORMATION

Ownership

You, as owner of the policy, exercise all rights under the policy. You can change the owner at any time by notifying us in writing. An ownership change may be a taxable event.

Assignment

You can also generally assign the policy anytime during your lifetime. We will not be bound by the assignment until we receive written notice of the assignment at our administrative and service office. We will not be liable for any payment or other action we take in accordance with the policy before we receive notice of the assignment. There may be limitations on your ability to assign a qualified policy. An assignment may have tax consequences.

Transamerica Life Insurance Company

Transamerica Life Insurance Company was incorporated under the laws of the State of Iowa on April 19, 1961 as NN Investors Life Insurance Company, Inc. It is engaged in the sale of life and health insurance and annuity policies. Transamerica is a wholly-owned indirect subsidiary of Transamerica Corporation which conducts most of its operations through subsidiary companies engaged in the insurance business or in providing non-insurance financial services. All of the stock of Transamerica Corporation is indirectly owned by AEGON N.V. of The Netherlands, the securities of which are publicly traded. AEGON N.V., a holding company, conducts its business through subsidiary companies engaged primarily in the insurance business. Transamerica is licensed in all states except New York, the District of Columbia and Guam.

All obligations arising under the policies, including the promise to make annuity payments, are general corporate obligations of Transamerica.

The Separate Account

Transamerica established a separate account, called the Separate Account VA S, under the laws of the State of Iowa on November 26, 2001. The separate account receives and invests the premium payments that are allocated to it for investment in shares of the underlying fund portfolios.

The separate account is registered with the SEC as a unit investment trust under the 1940 Act. However, the SEC does not supervise the management, the investment practices, or the policies of the separate account or Transamerica. Income gains and losses (whether or not realized), from assets allocated to the separate account are, in accordance with the policies, credited to or charged against the separate account without regard to Transamerica’s other income, gains or losses.

The assets of the separate account are held in Transamerica’s name on behalf of the separate account and belong to Transamerica. However, those assets that underlie the policies are not chargeable with liabilities arising out of any other business Transamerica may conduct. The separate account may include other subaccounts that are not available under these policies.

Mixed and Shared Funding

Before making a decision concerning the allocation of premium payments to a particular subaccount, please read the prospectuses for the underlying fund portfolios. The underlying fund portfolios are not limited to selling their shares to this separate account and can accept investments from any separate account or qualified retirement plan. Since the underlying fund portfolios are available to registered separate accounts offering variable annuity products of Transamerica, as well as variable annuity and variable life products of other insurance companies, and qualified retirement plans, there is a possibility that a material conflict may arise between the interests of this separate account and one or more of the other accounts of another participating insurance company. In the event of a material conflict, the affected insurance companies,

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including Transamerica, agree to take any necessary steps to resolve the matter. This includes removing their separate accounts from the underlying funds. See the underlying fund portfolios’ prospectuses for more details.

Exchanges and Reinstatements

You can generally exchange one annuity policy for another in a ‘tax-free exchange’ under Section 1035 of the Internal Revenue Code. Before making an exchange, you should compare both annuities carefully. Remember that if you exchange another annuity for the one described in this prospectus, then you may pay a surrender charge on the other annuity and there will be a new surrender charge period and other charges may be higher (or lower) and the benefits may be different. You should not exchange another annuity for this one unless you determine, after knowing all the facts, that the exchange is in your best interest and not just better for the person trying to sell you this policy (that person will generally earn a commission if you buy this policy through an exchange or otherwise).

You may surrender your policy and transfer your money directly to another life insurance company (sometimes referred to as a 1035 exchange or a trustee-to-trustee transfer). You may also request us to reinstate your policy after such an exchange by returning the same total dollar amount of funds to the applicable investment choices. The dollar amount will be used to purchase new accumulation units at the then current price. Because of changes in market value, your new accumulation units may be worth more or less than the units you previously owned. We recommend that you consult a tax professional to explain the possible tax consequences of exchanges and/or reinstatements.

Voting Rights

Transamerica will vote all shares of the underlying fund portfolios held in the separate account in accordance with instructions we receive from you and other owners that have voting interests in the portfolios. We will send you and other owners written requests for instructions on how to vote those shares. When we receive those instructions, we will vote all of the shares in proportion to those instructions. If, however, we determine that we are permitted to vote the shares in our own right, we may do so.

Each person having a voting interest will receive proxy material, reports, and other materials relating to the appropriate portfolio.

Distributor of the Policies

Distribution and Principal Underwriting Agreement. We have entered into a principal underwriting agreement with our affiliate, AFSG, for the distribution and sale of the policies. We may reimburse AFSG for certain expenses it incurs in order to pay for the distribution of the policies (e.g., commissions payable to selling firms selling the Policies, as described below.) AFSG has an arrangement with Transamerica Capital, Inc. (“TCI”) (also an affiliate) to act as distributor for the policies. TCI markets the policies through the banking channel and serves as the wholesaler to national brokerage firms, regional and independent broker-dealers and independent financial planners.

Compensation to Broker-Dealers Selling the Policies. The policies are offered to the public through broker-dealers (“selling firms”) that are licensed under the federal securities laws; the selling firm and/or its affiliates are also licensed under state insurance laws. The selling firms have entered into written selling agreements with us and with AFSG as principal underwriter for the policies. We pay commissions through AFSG to the selling firms for their sales of the policies.

A limited number of affiliated and unaffiliated broker-dealers may also be paid commissions and overrides to “wholesale” the policies, that is, to provide sales support and training to sales representatives at the selling firms. We also provide compensation to a limited number of broker-dealers for providing ongoing service in relation to the policies that have already been purchased.

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The selling firms who have selling agreements with us and AFSG are paid commissions for the promotion and sale of the policies according to one or more schedules. The amount and timing of commissions may vary depending on the selling agreement, but the maximum commission is 6% of premiums.

To the extent permitted by NASD rules, TCI may pay (or allow other broker-dealers to provide) promotional incentives or payments in the form of cash or non-cash compensation or reimbursement to some, but not all, selling firms. These arrangements are sometimes referred to as “revenue sharing” arrangements and are described further below.

The registered representative who sells you the policy typically receives a portion of the compensation we (and our affiliates) pay to the selling firms, depending on the agreement between the selling firm and its registered representative and the firm’s internal compensation program. These programs may include other types of cash and non-cash compensation and other benefits. Ask your sales representative for further information about the compensation your sales representative, and the selling firm that employs your sales representative, may receive in connection with your purchase of a policy. Also inquire about any revenue sharing arrangements that we and our affiliates may have with the selling firm, including the conflicts of interests that such arrangements may create.

Special Compensation Paid to Affiliated Firms. We and/or our affialites provide paid-in capital to AFSG and pays the cost of AFSG’s operating and other expenses, including costs for facilities, legal and accounting services, and other internal administrative functions. We and/or our affiliates also pay for a portion of TCI’s operating and others expenses by providing TCI with a percentage of total commissions paid on sales of our policies and by providing TCI with capital payments that are not contingent on sales.

TCI’s registered representatives and supervisors may receive non-cash compensation, such as attendance at conferences, seminars and trips (such as travel, lodging and meals in connection therewith), entertainment, merchandise and other similar items, payments, loans, loan guaranties, and loan forgiveness.

Revenue Sharing Paid to Selected Selling Firms. TCI, in connection with the sales of the policies, may pay certain selling firms additional cash amounts for “preferred product” treatment of the policies in their marketing programs in order to receive enhanced marketing services and increased access to their sales representatives. In exchange for providing TCI with access to their distribution network, such selling firms may receive additional compensation or reimbursement for, among other things, the hiring and training of sales personnel, marketing, sponsoring of conferences and seminars, and/or other services they provide to us and our affiliates. To the extent permitted by applicable law, TCI and other parties may provide the selling firms with occasional gifts, meals, tickets or other non-cash compensation as an incentive to sell the policies. These special compensation arrangements are not offered to all selling firms and the terms of such arrangements may differ between selling firms.

Special compensation arrangements are calculated in different ways by different selling firms and may be based on past or anticipated sales of the policies and other criteria. For instance, in 2005, TCI, in connection with the sales of our policies, made flat fee payments to several selling firms ranging from $5000 to $500,000, and payments of between .06% and .25% on new sales. TCI also paid selling firm’s special fees based on new sales and/or assets under management.

During 2005, we and/or TCI had entered into such “preferred product” arrangements with the following selling firms:

Advisors Group/ Ameritas

Associated Financial Group

Atlas Securities

Capital Financial Group

Centaurus Financial

Compass Bancshares

Hanson McClain/Securities America

Harbour Investments

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Huntington Investments

Leonard & Company

Lincoln Financial Advisers

LPL Financial

MacDonald Investments

Merrill Lynch

NFP Securities

PNC Bank

ProEquities

Raymond James Financial

Securities America

Smith Barney

Stifel Nicholas

Suntrust

UBS Financial Services

US Bancorp Piper Jaffray

Wachovia a.k.a Prudential

During 2005, in conjunction with TCI, we paid the following amounts (in addition to sales commissions) to the top 10 selling firms (in terms of amounts paid):

Name of Firm	Amount Paid in 2005
Smith Barney/Citigroup	$665,906
UBS Paineweber	$592,386
Merrill Lynch	$554,031
Wachovia	$539,959
Linsco\Private Ledger (LPL)	$534,218
Huntington Investments	$308,636
Lincoln Financial Advisors	$44,516
Securities America	$33,792
Suntrust	$33,333
ProEquities	$25,000

Commissions and other incentives or payments described above are not charged directly to policy owners or the separate account. We intend to recoup commissions and other sales expenses through fees and charges deducted under the policy and other corporate revenue.

You should be aware that a selling firm or its sales representatives may receive different compensation or incentives for selling one product over another. In some cases, these payments may create an incentive for the selling firm or its sales representatives to recommend or sell this policy to you. You may wish to take such payments into account when considering and evaluating any recommendation relating to the policies.

IMSA

We are a member of the Insurance Marketplace Standards Association (IMSA). IMSA is an independent, voluntary organization of life insurance companies. It promotes high ethical standards in the sales and advertising of individual life insurance, long-term care insurance, and annuity products. Through its Principles and Code of Ethical Market Conduct, IMSA encourages its member companies to develop and implement policies and procedures to promote sound market practices. Companies must undergo a rigorous self and independent assessment of their practices to become a member of IMSA. The IMSA logo in our sales literature shows our ongoing commitment to these standards. You may find more information about IMSA and its ethical standards at www.imsaethics.org. in the “Consumer” section or by contacting IMSA at: 240-744-3030.

Legal Proceedings

There are no legal proceedings to which the separate account is a party or to which the assets of the separate account are subject. Transamerica, like other life insurance companies, is involved in lawsuits. In some class action and other lawsuits involving other insurers, substantial damages have been sought and/or material settlement payments have been made. Although the outcome of any litigation cannot be predicted with certainty, Transamerica believes that at the present time there are no pending or threatened lawsuits that are reasonably likely to have a material adverse impact on the separate account, or the ability of AFSG Securities Corporation to perform its obligations under the principal underwriting agreement, or the ability of Transamerica to meet its obligations under the policy.

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APPENDIX A

CONDENSED FINANCIAL INFORMATION

The following tables list the accumulation unit value information for accumulation units outstanding for policies with the highest total separate account expenses and policies with the lowest total separate account expenses available on December 31, 2005. Should the total separate account expenses applicable to your policy fall between the maximum and minimum charges, AND you wish to see a copy of the Condensed Financial Information applicable to your policy, such information is contained in the SAI. You can obtain a copy of the SAI FREE OF CHARGE by:

calling:	(800) 525-6205

writing:	Transamerica Life Insurance Company
Attention: Customer Care Group
4333 Edgewood Road NE
Cedar Rapids, IA 52499-0001

		2.00%			1.05%
Subaccount	Year	Beginning AUV	Ending AUV	# Units	Beginning AUV	Ending AUV	# Units
Federated Growth & Income - Service Class(1)	2005	$1.075738	$1.104520	18220	$1.084965	$1.124444	221890
	2004	$1.000000	$1.075738	0.00	$1.000000	$1.084965	140793
Transamerica Convertible Securities - Service Class(1)	2005	$1.062585	$1.078711	16012	$1.071696	$1.098147	216016
	2004	$1.000000	$1.062585	2377	$1.000000	$1.071696	130301
Transamerica Equity - Service Class(1)	2005	$1.131097	$1.289501	43435	$1.140797	$1.312737	513261
	2004	$1.000000	$1.131097	6612	$1.000000	$1.140797	251420
Transamerica Money Market - Service Class(1)	2005	$.989110	$.995255	15979	$.997584	$1.013190	804567
	2004	$1.000000	$.989110	3418	$1.000000	$.997584	204469
Transamerica U.S. Government Securities - Service Class(1)	2005	$1.003461	$1.003331	17347	$1.012057	$1.021410	505073
	2004	$1.000000	$1.003461	3558	$1.000000	$1.012057	447011
Transamerica U.S. Government Securities - PAM Fund - Service Class(1)	2005	$1.003461	$1.003331	0.00	$1.012057	$1.021410	26151
	2004	$1.000000	$1.003461	0.00	$1.000000	$1.012057	0.00
Van Kampen Active International Allocation - Service Class(1)	2005	$1.128544	$1.257085	40793	$1.138211	$1.279739	132865
	2004	$1.000000	$1.128544	7356	$1.000000	$1.138211	75477
Van Kampen Mid-Cap Growth - Service Class(1)a	2005	$1.036299	$1.090331	4354	$1.045183	$1.109981	302219
	2004	$1.000000	$1.036299	0.00	$1.000000	$1.045183	162363
AIM V.I Basic Value Fund - Series II(1)	2005	$1.068405	$1.104375	42624	$1.077564	$1.124288	195346
	2004	$1.000000	$1.068405	0.00	$1.000000	$1.077564	143770
AIM V.I. Core Equity Fund - Series II(1)	2005	$1.052635	$1.084435	2469	$1.061649	$1.103982	196208
	2004	$1.000000	$1.052635	0.00	$1.000000	$1.061649	136965
AIM V.I. Mid Cap Core Equity Fund - Series II(1)	2005	$1.092618	$1.149113	6182	$1.101985	$1.169822	37677
	2004	$1.000000	$1.092618	2346	$1.000000	$1.101985	8609
Columbia Small Cap Value Fund, Variable Series - Class A Shares(1)b	2005	$1.166547	$1.208260	8600	$1.176542	$1.230005	157234
	2004	$1.000000	$1.166547	6142	$1.000000	$1.176542	116793
Columbia Strategic Income Fund, Variable Series - Class A Shares(1)c	2005	$1.075317	$1.071232	71436	$1.084541	$1.090538	1190486
	2004	$1.000000	$1.075317	10491	$1.000000	$1.084541	286082

47

		2.00%					1.05%
Subaccount	Year	Beginning AUV		Ending AUV		# Units	Beginning AUV		Ending AUV		# Units
Dreyfus IP – Core Bond Portfolio - Service Class(1)	2005		$1.025509		$1.026713	12229		$1.034305		$1.045224	475341
	2004		$1.000000		$1.025509	17681		$1.000000		$1.034305	310780
Dreyfus VIF - International Equity Portfolio - Service Class(1)	2005 2004	$ $	1.203605 1.000000	$ $	1.350608 1.203605	28196 4519	$ $	1.213920 1.000000	$ $	1.374965 1.213920	74817 54893
Dreyfus VIF - Limited Term High Yield Portfolio - Service Class(1)	2005		$1.068125		$1.071736	93966		$1.077273		$1.091038	325335
	2004		$1.000000		$1.068125	11333		$1.000000		$1.077273	195628
Dreyfus VIF - Small Company Stock Portfolio - Service Class(1)	2005		$1.141457		$1.127809	4120		$1.151247		$1.148146	22677
	2004		$1.000000		$1.141457	3874		$1.000000		$1.151247	20603
Federated Equity Income Fund II(1)	2005		$1.086695		$1.100986	12828		$1.096019		$1.120834	152771
	2004		$1.000000		$1.086695	0.00		$1.000000		$1.096019	85708
Federated American Leaders Fund II - Service Shares(1)	2005		$1.062032		$1.091001	42481		$1.071127		$1.110663	296636
	2004		$1.000000		$1.062032	4680		$1.000000		$1.071127	208947
Federated Capital Appreciation Fund II - Service Shares(1)	2005		$1.034853		$1.031829	50613		$1.043733		$1.050427	760492
	2004		$1.000000		$1.034853	14928		$1.000000		$1.043733	440603
Federated Kaufmann Fund II - Service Shares(1)	2005		$1.099237		$1.194971	80970		$1.108668		$1.216511	1642783
	2004		$1.000000		$1.099237	9421		$1.000000		$1.108668	766285
Huntington VA Dividend Capture Fund(1)	2005		$1.088865		$1.105890	212436		$1.098203		$1.125833	2250362
	2004		$1.000000		$1.088865	51271		$1.000000		$1.098203	1049563
Huntington VA Growth Fund(1)	2005		$1.011549		$.998890	90606		$1.020213		$1.016892	1262866
	2004		$1.000000		$1.011549	46851		$1.000000		$1.020213	600915
Huntington VA Income Equity Fund(1)	2005		$1.100224		$1.110890	91982		$1.109644		$1.130903	1347607
	2004		$1.000000		$1.100224	51178		$1.000000		$1.109644	525563
Huntington VA International Equity Fund(1)	2005		$1.098111		$1.240463	45634		$1.104942		$1.259882	531110
	2004		$1.000000		$1.098111	0.00		$1.000000		$1.104942	69239
Huntington VA Macro 100 Fund(1)	2005		$1.098486		$1.132406	160109		$1.105319		$1.150121	931107
	2004		$1.000000		$1.098486	8084		$1.000000		$1.105319	262555
Huntington VA Mid Corp America Fund(1)	2005		$1.122266		$1.239775	156236		$1.131883		$1.262120	906012
	2004		$1.000000		$1.122266	17824		$1.000000		$1.131883	547847
Huntington VA Mortgage Securities Fund(1)	2005		$1.045188		$1.037563	116834		$1.051684		$1.053802	759304
	2004		$1.000000		$1.045188	2440		$1.000000		$1.051684	48326
Huntington VA New Economy Fund(1)	2005		$1.133325		$1.258288	55232		$1.143026		$1.280953	513625
	2004		$1.000000		$1.133325	0.00		$1.000000		$1.143026	161321
Huntington VA Rotating Markets Fund(1)	2005		$1.078743		$1.159854	42538		$1.087986		$1.180759	130549
	2004		$1.000000		$1.078743	14795		$1.000000		$1.087986	101667
Huntington VA Situs Small Cap Fund(1)	2005		$1.181396		$1.350947	34191		$1.188744		$1.372075	455485
	2004		$1.000000		$1.181396	0.00		$1.000000		$1.188744	101067
MFS Investors Growth Stock Series - Service Class(1)	2005		$1.041176		$1.063961	67759		$1.050110		$1.083147	399982
	2004		$1.000000		$1.041176	11201		$1.000000		$1.050110	173174
MFS Research Bond Series - Service Class(1)	2005		$1.029777		$1.021985	63103		$1.038601		$1.040383	1415963
	2004		$1.000000		$1.029777	3350		$1.000000		$1.038601	579645
MFS Total Return Series - Service Class(1)	2005		$1.072196		$1.078533	124600		$1.081378		$1.097978	1556986
	2004		$1.000000		$1.072196	0.00		$1.000000		$1.081378	640073
The Universal Institutional Funds, Inc.	2005		$1.076704		$1.133565	133586		$1.085934		$1.153999	3850887
Equity and Income Portfolio - Class II Shares(1)	2004		$1.000000		$1.076704	0.00		$1.000000		$1.085934	1616670
The Universal Institutional Funds, Inc	2005		$1.086365		$1.192682	98859		$1.095671		$1.214176	1258297
Global Franchise Portfolio - Class II Shares(1)	2004		$1.000000		$1.086365	0.00		$1.000000		$1.095671	543563
Van Kampen Life Investment Trust	2005		$1.104851		$1.203620	27685		$1.114322		$1.225307	27694
Aggressive Growth Portfolio - Class II Shares(1)	2004		$1.000000		$1.104851	0.00		$1.000000		$1.114322	22568

48

		2.00%			1.05%
Subaccount	Year	Beginning AUV	Ending AUV	# Units	Beginning AUV	Ending AUV	# Units
Van Kampen Life Investment Trust Comstock Portfolio - Class II Shares(1)	2005	$1.119888	$1.143114	12884	$1.129491	$1.163719	847967
	2004	$1.000000	$1.119888	0.00	$1.000000	$1.129491	318447
Wanger U.S. Smaller Companies(1)	2005	$1.111409	$1.212310	38154	$1.120933	$1.234150	1302990
	2004	$1.000000	$1.111409	0.00	$1.000000	$1.120933	619990

(1)	Subaccount Inception Date February 2, 2004.

(a)	Formerly known as Van Kampen Emerging Growth.

(b)	Formerly known as Colonial Small Cap Value Fund, Variable Series.

(c)	Formerly known as Colonial Strategic Income Fund, Variable Series.

49

FLEXIBLE PREMIUM

VARIABLE ANNUITY - D

Issued by

TRANSAMERICA LIFE INSURANCE COMPANY

Supplement Dated May 1, 2006

to the

Prospectus dated May 1, 2006

PREMIUM ENHANCEMENT RIDER

An optional “premium enhancement” rider is available at the time you buy your policy. If you elect this rider, each premium payment for the first four policy years will receive a premium enhancement that Transamerica adds to your policy value. We may change the enhancement rate at any time. Under certain circumstances, you might forfeit (or lose) the premium enhancement.

Generally, an annuity with a premium enhancement may have higher expenses than a similar annuity without a premium enhancement. Accordingly, you should always consider the expenses along with the features and enhancements to be sure any annuity meets your financial needs and goals.

All terms used that are not defined in this supplement shall have the same meanings as the same terms used in the prospectus.

The premium enhancement rider may not be available in all states at the date of this supplement. Please contact Transamerica at (800) 525-6205 for additional information regarding the availability of the premium enhancement rider in your state.

The following hereby amends, and to the extent inconsistent replaces, the corresponding Fee Table and Expenses in the prospectus.

ANNUITY POLICY FEE TABLE AND EXPENSE EXAMPLES(1)

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the policy. The first table describes the fees and expenses that you will pay at the time that you buy the policy, surrender the policy, or transfer cash value between investment choices. State premium taxes may also be deducted, and excess interest adjustments may be made to amounts surrendered or applied to annuity payment options from cash value from the fixed account.

Policy Owner Transaction Expenses:
Sales Load On Purchase Payments	0%
Maximum Surrender Charge (as a % of premium payments surrendered)(2)
Base Policy	6%
Optional Value Rider	8%
Optional Premium Enhancement Rider	8%
Transfer Fee(3)	$0 - $10

This Prospectus Supplement must be accompanied or preceded

by the Prospectus for the

Flexible Premium Variable Annuity – D dated May 1, 2006

The next table describes the fees and expenses that you will pay periodically during the time that you own the policy, not including portfolio fees and expenses.

Annual Service Charge(4)	$0 - $30 Per Policy
Separate Account Annual Expenses (as a percentage of average account value):
Base Separate Account Expenses:
Mortality and Expense Risk Fee(5)	1.15%
Administrative Charge	0.15%
Total Base Separate Account Annual Expenses	1.30%
Optional Separate Account Expenses:
Annual Step-Up Death Benefit(6)	0.20%
Liquidity Rider(7)	0.50%
Total Separate Account Annual Expenses with Highest Optional Separate Account Expenses(8)	2.00%
Annual Optional Rider Fees:
Beneficiary Earnings Enhancement(9)	0.25%
Beneficiary Earnings Enhancement – Extra II(10)	0.55%

The next item shows the lowest and highest total operating expenses charged by the portfolio companies for the year ended December 31, 2005 (before any fee waiver or expense reimbursements). Expenses may be higher or lower in future years. More detail concerning each portfolio’s fees and expenses is contained in the prospectus for each portfolio.

Total Portfolio Annual Operating Expenses(11):	Minimum	Maximum
Expenses that are deducted from portfolio assets, including management fees, distribution and/or service 12b-1 fees, and other expenses.	0.65%	2.68%

This Example is intended to help you compare the cost of investing in the policy with the cost of investing in other variable annuity policies. These costs include policy owner transaction expenses, policy fees, separate account annual expenses, and portfolio fees and expenses.

The Example assumes that you invest $10,000 in the policy for the time periods indicated. The Example also assumes that your investment has a 5% return each year, the highest fees and expenses of any of the portfolios for the year ended December 31, 2005, and the highest combination of separate account expenses and optional rider fees (including any riders offered by supplement). Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Example(12)	1 Year	3 Years	5 Years	10 Years
If the policy is surrendered at the end of the applicable time period.	$1130	$2239	$2972	$5414
If the policy is surrendered at the end of the applicable time period – with Optional Value Rider.	$1311	$2239	$3214	$5414
If the policy is surrendered at the end of the applicable time period – with Optional Liquidity Rider.	$1130	$2239	$2810	$5414
If the policy is surrendered at the end of the applicable time period – with Optional Premium Enhancement Rider.	$1317	$2261	$3251	$5488
If the policy is annuitized at the end of the applicable time period or if you do not surrender your policy.	$590	$1756	$2810	$5414

For information concerning compensation paid for the sale of the policies, see “Distributor of the Policies.”

(1)	During the income phase the fees may be different than those described in the Fee Table. See Section 5, Expenses.

2

(2)	The surrender charge, if any is imposed, applies to each policy, regardless of how policy value is allocated among the separate account and the fixed account. The surrender charge is decreased based on the number of years since the premium payment was made. If applicable, a surrender charge will only be applied to surrenders that exceed the amount available under certain listed exceptions.

If you select the Life with Emergency CashSM annuity payment option, you will be subject to a surrender charge after the annuity commencement date. See Section 5, Expenses.

(3)	The transfer fee, if any is imposed, applies to each policy, regardless of how policy value is allocated among the separate account and the fixed account. There is no fee for the first 12 transfers per policy year. For additional transfers, Transamerica may charge a fee of $10 per transfer.

(4)	The service charge is the lesser of $30 or 2% of the policy value. It applies to both the fixed account and the separate account, and is assessed on a prorata basis relative to each account’s policy value as a percentage of the policy’s total policy value. We may waive the service charge in certain instances.

(5)	The mortality and expense risk fee shown (1.15%) is for the accumulation phase with the “Return of Premium Death Benefit”.

(6)	The fee for the Annual Step-Up Death Benefit (0.20%) is in addition to the mortality and expense risk and administrative fee.

(7)	The fee for the Liquidity Rider (0.50%) is in addition to the mortality and expense risk and administrative fee. This fee is only charged for the first three policy years.

(8)	The Annual Step-Up Death Benefit fee is included herein.

(9)	The annual Beneficiary Earnings Enhancement fee is 0.25% of the policy value and is deducted only during the accumulation phase.

(10)	The annual Beneficiary Earnings Enhancement-Extra II fee is 0.55% of the policy value and is deducted only during the accumulation phase.

(11)	The fee table information relating to the underlying fund portfolios is for the year ending December 31, 20054 (unless otherwise noted) and was provided to Transamerica by the underlying funds portfolios, their investment advisers or managers. Transamerica has not and cannot independently verify the accuracy or completeness of such information. Actual future expenses of the portfolios may be greater or less than those shown in the Table.

(12)	The Example does not reflect premium tax charges or transfer fees. Different fees and expenses not reflected in the Example may be assessed during the income phase of the policy.

Please remember that the Example is an illustration and does not represent past or future expenses. Your actual expenses may be lower or higher than those shown. Similarly, your rate of return may be more or less than the 5% assumed in the Example.

Premium Enhancement Rider

You may only elect the premium enhancement rider at the time you buy your policy. If you elect the premium enhancement rider, the initial premium payment and each subsequent premium payment for the first four policy years will receive a premium enhancement which is added to the policy value. The premium enhancement is currently 1.5%; however, we may change the enhancement rate at any time. The amount of the premium enhancement is not considered a premium payment and therefore may not be included in the calculation of certain policy features. No premium enhancement will apply if the policy is canceled pursuant to the right to cancel provision.

3

Transamerica may take back or “recapture” the full dollar amount of any premium enhancement that was added upon the occurrence of any of the following events:

•	exercise of the right to cancel option;

•	exercise of the Nursing Care and Terminal Condition Withdrawal Option or the Unemployment Waiver within one year from the time we apply the premium enhancement;

•	annuitization within one year from the time we apply the premium enhancement.

Please note: If we recapture the premium enhancement, it will be the dollar amount that we added to the policy, not a percentage of your policy value at the time of recapture. Thus, if your policy is worth less (or more) than at the time of purchase, the effect of the recapture on your policy value on a percentage basis may be greater (or less) than the original percentage added. You bear the investment risk on the premium enhancement.

This benefit is not available if the owner or annuitant is age 71 or older on the policy date.

Rider Fee. There is no specific charge for the premium enhancement but the surrender charge is higher and lasts longer if you elect the rider. Transamerica expects to use a portion of the mortality and expense risk fee, administrative charge and/or the surrender charge to pay the premium enhancement.

Surrender Charge. You can surrender up to 10% of your policy value (measured at the time of surrender) each year free of surrender charges. This free amount is not cumulative and is determined at the time of the surrender. If you surrender money in excess of this free amount, you might have to pay a surrender charge, which is a contingent deferred sales charge, on the excess amount.

Please note that if you elect this rider, your “free amount” is not cumulative, unlike the base policy which has a cumulative free amount. See Sections 5, EXPENSES and Section 6, ACCESS TO YOUR MONEY in the prospectus. This non-cumulative nature of the free amount may increase the amount of surrender charge you pay for a full or partial surrender.

The following schedule shows the surrender charges that apply during the seven years following payment of each premium payment if you elect the premium enhancement rider:

Number of Years Since Premium Payment Date	Surrender Charge (as a percentage of premium surrendered)
0-1	8%
1-2	8%
2-3	6%
3-4	6%
4-5	5%
5-6	4%
6-7	2%
more than 7	0%

Other. You cannot elect the Liquidity Rider or the Value Rider if you elect this rider.

Termination. The rider is irrevocable.

The Internal Revenue Code generally requires that interests in a qualified policy be nonforfeitable, and it is unclear whether the premium enhancement feature is consistent with those requirements. Consult a tax advisor before purchasing this policy as a qualified policy.

The premium enhancement rider may vary for certain policies and may not be available for all policies.

4

FLEXIBLE PREMIUM

VARIABLE ANNUITY - D

Issued by

TRANSAMERICA LIFE INSURANCE COMPANY

Supplement dated May 1, 2006

to the

Prospectus dated May 1, 2006

LIVING BENEFITS RIDER

You may elect to purchase the optional living benefits rider which provides you with a guaranteed minimum accumulation benefit and a guaranteed minimum withdrawal benefit. The living benefits rider is available during the accumulation phase but it will not be issued if the annuitant is age 81 or older. The maximum issue age may be lower if required by state law.

You should view the living benefits rider as a way to permit you to invest in variable investment options while still having your policy value and liquidity protected to the extent provided by the living benefits rider. Please note: You cannot elect this rider if you have elected certain other optional benefits under the policy. Certain protections under the rider are available only if you hold the rider for ten years. In addition, if you elect the rider, we will monitor your policy value and we may transfer amounts back and forth between specified investment options under the policy and the variable investment options you choose, according to a mathematical model that we will use to assist us in managing portfolio risk and supporting the guarantees under the rider.

The living benefits rider may vary for certain policies and may not be available for all policies. Please contact Transamerica at (800) 525-6205 for additional information regarding the availability of the living benefits rider.

In addition, the tax rules for qualified policies may limit the value of this rider. Please consult a qualified tax advisor before electing the Living Benefits Rider for a qualified policy.

This supplement hereby amends, and to the extent inconsistent replaces, the prospectus.

ANNUITY POLICY FEE TABLE AND EXPENSE EXAMPLES(1)

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the policy. The first table describes the fees and expenses that you will pay at the time that you buy the policy, surrender the policy, or transfer cash value between investment choices. State premium taxes may also be deducted, and excess interest adjustments may be made to amounts surrendered or applied to annuity payment options from cash value from the fixed account.

This Prospectus Supplement must be accompanied or preceded

by the Prospectus for the

Flexible Premium Variable Annuity – D dated May 1, 2006

Policy Owner Transaction Expenses:
Sales Load On Purchase Payments	0%
Maximum Surrender Charge (as a % of premium payments surrendered)(2)
Base Policy	6%
Optional Value Rider	8%
Transfer Fee(3)	$0 - $10

The next table describes the fees and expenses that you will pay periodically during the time that you own the policy, not including portfolio fees and expenses.

Annual Service Charge(4)	$0 - $30 Per Policy
Separate Account Annual Expenses (as a percentage of average account value):
Base Separate Account Expenses:
Mortality and Expense Risk Fee(5)	1.15%
Administrative Charge	0.15%
Total Base Separate Account Annual Expenses	1.30%
Optional Separate Account Expenses:
Annual Step-Up Death Benefit(6)	0.20%
Liquidity Rider(7)	0.50%
Total Separate Account Annual Expenses with Highest Optional Separate Account Expenses(8)	2.00%
Annual Optional Rider Fees:
Beneficiary Earnings Enhancement(9)	0.25%
Beneficiary Earnings Enhancement – Extra II(10)	0.55%
Living Benefits Rider(11)	0.60%

The next item shows the lowest and highest total operating expenses charged by the portfolio companies for the year ended December 31, 2005 (before any fee waiver or expense reimbursements). Expenses may be higher or lower in future years. More detail concerning each portfolio’s fees and expenses is contained in the prospectus for each portfolio.

Total Portfolio Annual Operating Expenses(12):	Minimum	Maximum
Expenses that are deducted from portfolio assets, including management fees, distribution and/or service 12b-1 fees, and other expenses.	0.65%	2.68%

This Example is intended to help you compare the cost of investing in the policy with the cost of investing in other variable annuity policies. These costs include policy owner transaction expenses, policy fees, separate account annual expenses, and portfolio fees and expenses.

The Example assumes that you invest $10,000 in the policy for the time periods indicated. The Example also assumes that your investment has a 5% return each year, the highest fees and expenses of any of the portfolios for the year ended December 31, 2005, and the highest combination of separate account expenses and optional rider fees (including any riders offered by supplement). Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

2

Example(13)	1 Year	3 Years	5 Years	10 Years
If the policy is surrendered at the end of the applicable time period.	$1130	$2239	$2972	$5414
If the policy is surrendered at the end of the applicable time period – with Optional Value Rider.	$1311	$2239	$3214	$5414
If the policy is surrendered at the end of the applicable time period – with Optional Liquidity Rider.	$1130	$2239	$2810	$5414
If the policy is annuitized at the end of the applicable time period or if you do not surrender your policy.	$590	$1756	$2810	$5414

For information concerning compensation paid for the sale of the policies, see “Distributor of the Policies.”

(1)	During the income phase the fees may be different than those described in the Fee Table. See Section 5, Expenses.

(2)	The surrender charge, if any is imposed, applies to each policy, regardless of how policy value is allocated among the separate account and the fixed account. The surrender charge is decreased based on the number of years since the premium payment was made. If applicable, a surrender charge will only be applied to surrenders that exceed the amount available under certain listed exceptions.

If you select the Life with Emergency CashSM annuity payment option, you will be subject to a surrender charge after the annuity commencement date. See Section 5, Expenses.

(3)	The transfer fee, if any is imposed, applies to each policy, regardless of how policy value is allocated among the separate account and the fixed account. There is no fee for the first 12 transfers per policy year. For additional transfers, Transamerica may charge a fee of $10 per transfer.

(4)	The service charge is the lesser of $30 or 2% of the policy value. It applies to both the fixed account and the separate account, and is assessed on a prorata basis relative to each account’s policy value as a percentage of the policy’s total policy value. We may waive the service charge in certain instances.

(5)	The mortality and expense risk fee shown (1.15%) is for the accumulation phase with the “Return of Premium Death Benefit”.

(6)	The fee for the Annual Step-Up Death Benefit (0.20%) is in addition to the mortality and expense risk and administrative fee.

(7)	The fee for the Liquidity Rider (0.50%) is in addition to the mortality and expense risk and administrative fee. This fee is only charged for the first three policy years.

(8)	The Annual Step-Up Death Benefit fee is included herein.

(9)	The annual Beneficiary Earnings Enhancement fee is 0.25% of the policy value and is deducted only during the accumulation phase.

(10)	The annual Beneficiary Earnings Enhancement-Extra II fee is 0.55% of the policy value and is deducted only during the accumulation phase.

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(11)	The fee is a percentage of the “principal back” total withdrawal base. The “principal back” total withdrawal base on the rider date is the policy value (less premium enhancements if the rider is added in the first policy year). After the rider date, the “principal back” total withdrawal base is equal to: the “principal back” total withdrawal base on the rider date; plus subsequent premium payments; less subsequent “principal back” adjusted partial withdrawals.

(12)	The fee table information relating to the underlying fund portfolios is for the year ending December 31, 2005 (unless otherwise noted) and was provided to Transamerica by the underlying funds portfolios, their investment advisers or managers. Transamerica has not and cannot independently verify the accuracy or completeness of such information. Actual future expenses of the portfolios may be greater or less than those shown in the Table.

(13)	The Example does not reflect premium tax charges or transfer fees. Different fees and expenses not reflected in the Example may be assessed during the income phase of the policy.

Please remember that the Example is an illustration and does not represent past or future expenses. Your actual expenses may be lower or higher than those shown. Similarly, your rate of return may be more or less than the 5% assumed in the Example.

Guaranteed Minimum Accumulation Benefit

If you elect the living benefits rider, we will provide a guaranteed future value. This benefit is intended to provide a level of protection regardless of the performance of the variable investment options you select.

Guaranteed Future Value. The guaranteed future value on the rider date (i.e., the date the rider is added to the policy) is the policy value (less premium enhancements if the rider is added in the first policy year). After the rider date and before the guaranteed future value date, which is the tenth rider anniversary, the guaranteed future value is equal to:

•	the guaranteed future value on the rider date; plus

•	a percentage of subsequent premium payments (as described below); less

•	subsequent adjusted partial withdrawals (as described below).

After the guaranteed future value date the guaranteed future value equals zero.

Subsequent Premium Payments. The percentage of subsequent premium payments that will be added to the guaranteed future value are is follows:

Rider Year	Percent of subsequent premium payments added to guaranteed future value
1	100%
2	90%
3	80%
4	70%
5	60%
6	50%
7	50%
8	50%
9	50%
10	0%

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Guaranteed Future Value Adjusted Partial Withdrawals. If you take a partial withdrawal, it will reduce your guaranteed future value. The amount of the reduction is referred to as the adjusted partial withdrawal amount, which will be equal to the greater of:

•	the guaranteed future value immediately prior to the withdrawal multiplied by the percentage reduction in the policy value resulting from the gross partial withdrawal; or

•	the gross partial withdrawal amount.

(The gross partial withdrawal amount is the amount you request, plus any surrender charges and excess interest adjustments that may be applicable.)

In other words, if your policy value is greater than the guaranteed future value at the time you make a partial withdrawal, then your guaranteed future value is reduced by the same amount we reduce your policy value. However, if your policy value is less than the guaranteed future value at the time you make a partial withdrawal, then your guaranteed future value will be reduced by more than the amount we reduce your policy value.

See the supplement to the SAI for examples showing the effect of hypothetical withdrawals in more detail.

Guaranteed Minimum Accumulation Benefit. On the guaranteed future value date (ten years after you elect the rider), if the policy value is less than the guaranteed future value, we will add an amount equal to the difference to your policy value. After the guaranteed future value date, the guaranteed minimum accumulation benefit will terminate.

Example. Assume you make a single premium payment of $100,000 and you do not make any withdrawals or additional premium payments. Assume that on the guaranteed future value date your policy value has declined to $90,000 because of negative investment performance. We will add $10,000 to your policy value.

Please note: You do not have any protection under the guaranteed minimum accumulation benefit unless you hold the rider for ten years. If you think that you may terminate the policy or elect to start receiving annuity payments before the guaranteed future value date, electing the rider may not be in your best interests.

Guaranteed Minimum Withdrawal Benefit

If you elect the living benefits rider, we will provide a maximum annual withdrawal amount regardless of your policy value. This benefit is intended to provide a level of benefits regardless of the performance of the variable investment options you select.

Withdrawal Guarantees. There are two withdrawal guarantees under this benefit:

•	“principal back;” and

•	“for life.”

You can take withdrawals under either guarantee or alternate between the guarantees (your ability to change the frequency or amount of your withdrawals ceases if your policy value reaches zero). Of course, you can always withdraw an amount up to your cash value pursuant to your rights under the policy at your discretion. Please note, the amount of your gross partial withdrawal may impact the maximum annual withdrawal amount, total withdrawal base, and minimum remaining withdrawal amount under each guarantee, and such impact may be on a greater than dollar-for-dollar

5

basis. (See “Maximum Annual Withdrawal Benfits,” “Total Withdrawal Base,” and “Minimum Remaining Withdrawal Amount,” below.)

Withdrawals under the guaranteed minimum withdrawal benefit also:

•	reduce your policy value;

•	reduce your death benefit and other benefits;

•	may be subject to surrender charges and excess interest adjustments; and

•	may be subject to income taxes and federal tax penalties.

Maximum Annual Withdrawal Amount. Under this benefit, you can withdraw up to:

•	7% of your “principal back” total withdrawal base each rider year until your “principal back” minimum remaining withdrawal amount reaches zero;

Example. Assume you make a single premium payment of $100,000 and that you do not make any withdrawals or additional premium payments. Assume that after five years, your policy value has declined to $70,000 solely because of negative investment performance. You could still withdraw up to $7,000 each rider year for the next fourteen years and $2,000 in the next year so you would get back your full $100,000 (assuming that you do not withdraw more than $7,000 in any one rider year).

•	or you can withdraw up to 5% of your “for life” total withdrawal base each rider year starting with the rider anniversary immediately following the annuitant’s 59th birthday until the annuitant’s death unless your “for life” minimum remaining withdrawal amount reaches zero because of “excess withdrawals” (see Adjusted Partial Withdrawals, below). All withdrawals before the annuitant’s 59th birthday are excess withdrawals for purposes of the “for life” guarantee, and a penalty tax may be assessed on amounts surrendered from the policy before the annuitant reaches age 59 1/2.

Example. Assume you are the owner and annuitant and you make a single premium payment of $100,000 when you are 55 years old. Assume you do not make any withdrawals or additional premium payments. Assume that after five years, your policy value has declined to $70,000 solely because of negative investment performance. You could still withdraw up to $5,000 each rider year for the rest of your life (assuming that you do not withdraw more than $5,000 in any one rider year).

You can take withdrawals under this rider regardless of your policy value; however, once your policy value reaches zero you cannot make premium payments and all other policy features, benefits, and guarantees (except those provided by this rider) are terminated. In order to continue withdrawals under this rider after your policy value reaches zero, you must select an amount and frequency of future withdrawals. Once selected, the amount and frequency of future withdrawals after your policy value reaches zero cannot be changed.

Please note:

•	Withdrawals under the 5% “for life” guarantee cannot be commenced until after the annuitant’s 59th birthday.

•	Any withdrawal before the annuitant’s 59th birthday will reduce the benefits under the 5% “for life” guarantee.

•	The maximum annual withdrawal amounts described above (the 7% “principal back” and 5% “for life”) are based on rider years, not calendar or policy years (if different from rider years).

•	Excess withdrawals may cause you to lose the benefit of the rider.

Total Withdrawal Base. We use the total withdrawal base to calculate the maximum annual withdrawal amount. The total withdrawal base on the rider date is the policy value (less premium enhancements if the rider is added in the first policy year). After the rider date, the total withdrawal base is equal to:

•	the total withdrawal base on the rider date; plus

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•	subsequent premium payments; less

•	subsequent adjusted partial withdrawals (as described below).

We will calculate separate total withdrawal bases for the “principal back” and “for life” guarantees.

Minimum Remaining Withdrawal Amount. The minimum remaining withdrawal amount represents the total amount of guaranteed withdrawals still available under the rider. The minimum remaining withdrawal amount on the rider date is the policy value (less premium enhancements if the rider is added in the first policy year). After the rider date, the minimum remaining withdrawal amount is equal to:

•	the minimum remaining withdrawal amount on the rider date; plus

•	subsequent premium payments; less

•	subsequent adjusted partial withdrawals (as described below).

We will calculate separate minimum remaining withdrawal amounts for the “principal back” and “for life” guarantees.

Adjusted Partial Withdrawals. Each rider year, gross partial withdrawals up to the maximum annual withdrawal amount for the “principal back” and “for life” guarantees will reduce the minimum remaining withdrawal amount on a dollar-for-dollar basis but will not reduce the total withdrawal base for the “principal back” and “for life” guarantees. Gross partial withdrawals in excess of the maximum annual withdrawal amount for the “principal back” and “for life” guarantees will reduce the total withdrawal base and minimum remaining withdrawal amount for the “principal back” and “for life” guarantees by a pro rata amount (possibly to zero). Please contact us or your registered representative to obtain the supplement to the Statement of Additional Information, “Living Benefits Rider Adjusted Partial Withdrawal,” which provides examples showing the effect of a withdrawal. Excess withdrawals may eliminate the guarantees.

Please note: Gross partial withdrawals of the “principal back” maximum annual withdrawal amount will result in an excess partial withdrawal under the “for life” guarantee, as will any partial withdrawal before the rider anniversary following the annuitant’s 59th birthday, and will reduce the “for life” maximum annual withdrawal amount, “for life” total withdrawal base, and “for life” minimum remaining withdrawal amount and such reduction may be on a greater than dollar-for-dollar basis. The effect of a 7% “principal back” withdrawal on the “for life” benefit is illustrated below.

			5% “For Life”
Date	Policy Value before the Withdrawal	Gross Withdrawal	Total Withdrawal Base (TWB)	TWB Adjustment	Minimum Remaining Withdrawal Amount (MRWA)	MRWA Adjustment	Maximum Annual Withdrawal Amount
11/01/03	$100,000	—	$100,000.00	—	$100,000.00	—	$5,000.00
10/31/05	$95,000	$7,000.00	$97,777.78	$2,222.22	$92,888.89	$7,111.11	$4,888.89

As this illustration shows, a 7% “principal back” withdrawal reduces the 5% “for life” total withdrawal base by $2,222.22, the 5% “for life” minimum remaining withdrawal amount by $7,111.11, and the 5% “for life” maximum annual withdrawal amount by $111.11.

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Living Benefits Rider Fee

A rider fee, 0.60% of the “principal back” total withdrawal base on each rider anniversary, is charged annually prior to annuitization. We will also deduct the rider fee upon full surrender of the policy or other termination of the rider. The rider fee is deducted from each investment choice in proportion to the amount of policy value in each investment option. Generally, the rider fee is deducted regardless of your values (i.e., even if your policy value exceeds your total withdrawal base).

We will continue to calculate the rider fee using the “principal back” total withdrawal base even after the “principal back” minimum remaining withdrawal amount reaches zero. The “principal back” total withdrawal base is always greater than or equal to the “for life” total withdrawal base.

Portfolio Allocation Method

If you elect the living benefits rider, the Portfolio Allocation Method (“PAM”) will automatically be in effect. PAM is designed to help manage portfolio risk and support the guarantees under the living benefits rider. Using PAM, we will monitor your policy value and may transfer amounts back and forth between the PAM Transamerica U.S. Government Securities —Service Class subaccount (which invests in the Transamerica U.S. Government Securities – Service Class portfolio of the AEGON/Transamerica Series Fund, Inc.) or certain guaranteed period options of the fixed account (each a “PAM investment option” and collectively, the “PAM investment options”) and the variable investment options you choose. You should read the underlying fund prospectus for the variable PAM investment option(s) carefully before you elect the living benefits rider. We will transfer amounts from your variable investment options to the PAM investment options to the extent we deem, at our sole discretion, necessary to support the guarantees under the rider. We will transfer amounts to the PAM investment options proportionally from all your variable investment options. Currently, PAM transfers are being made to the PAM Transamerica U.S. Government Securities – Service Class subaccount.

PAM is designed to help reduce portfolio risk associated with negative performance. Using PAM, we will transfer amounts from your variable investment options to the PAM investment options to the extent we deem, in our sole discretion, necessary to help manage portfolio risk and support the guarantees under the living benefits rider. You should not view the living benefits rider nor PAM as a “market timing” or other type of investment program designed to enhance your policy value. If you choose this rider, it may result in a lower policy value in certain situations. If policy value is transferred from your chosen variable investment options to the PAM investment options, less of your policy value may be available to participate in any future positive investment performance of your variable investment options. This may potentially provide a lower policy value than if you did not select the living benefits rider.

We will use a mathematical model to compare your policy value and the guarantees to be provided in the future. Based upon this comparison, we may transfer some or all of your policy value to or from the PAM investment options.

You may not allocate premium payments to, nor transfer policy value into or out of, the PAM investment options. PAM transfers are not subject to any transfer fee and do not count against the number of any free transfers we allow. Transfers out of a fixed account PAM investment option are at our discretion and may be subject to an excess interest adjustment if the transfer occurs before the end of a guarantee period. Any transfer to your variable investment options

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will be allocated into your variable investment options in proportion to the amount of policy value in each variable investment option.

Generally, transfers to the PAM investment options first occur when the policy value drops by a cumulative amount of 3% to 5% over any period of time, although we may make transfers to the PAM investment options when the policy value drops by less than 3%. If the policy value continues to fall, more transfers to the PAM investment options will occur. When a transfer occurs, the transferred policy value is allocated to the PAM investment option(s) we deem appropriate. The policy value allocated to the PAM investment options will remain there unless the performance of your chosen investment options recovers sufficiently to enable us to transfer amounts back to your investment options while maintaining the guarantees under the living benefits rider. This generally occurs when the policy value increases by 5% to 10% in relation to the guarantees, although we may require a larger increase before transferring amounts back to your investment options.

Upgrades

Prior to the annuitant’s 86th birthday, you can upgrade the total withdrawal base and guaranteed future value to the policy value after the third rider anniversary by sending us written notice. At that time the minimum remaining withdrawal amounts will also be upgraded to the policy value and the maximum annual withdrawal amounts will be recalculated.

If an upgrade is elected, your current rider will terminate and a new rider will be issued with a new rider date, guaranteed future value date, and its own rider fee percentage (which may be higher than your current rider fee percentage). The “principal back” and “for life” withdrawal percentages will not change. The new rider date will be the date the Company receives all necessary information.

Other

You cannot elect this rider if you have elected certain other optional benefits. Please contact us or your registered representative for more information.

Termination

The living benefits rider will terminate upon the earliest of the following:

•	the date we receive written notice from you requesting termination of the living benefits rider (you may not terminate the rider before the third rider anniversary);

•	annuitization; or

•	termination of your policy.

This supplement summarizes the Living Benefits rider. The application and operation of the Living Benefits rider are governed by the terms and conditions of the rider itself. The living benefits rider may vary for certain policies and may not be available for all policies.

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FLEXIBLE PREMIUM

VARIABLE ANNUITY - D

Issued by

TRANSAMERICA LIFE INSURANCE COMPANY

Supplement Dated May 1, 2006

to the

Prospectus dated May 1, 2006

FIXED ACCOUNT LIMITATIONS

Effective immediately, we will not accept any premium payment in excess of $5,000 for guaranteed period options of less than five years duration. We also will not accept any premium payment or transfer that would result in the aggregate policy value in all guaranteed period options of less than 5 years duration exceeding $5,000. Please note these limitations do not apply to the dollar cost averaging fixed account option.

This Prospectus Supplement must be accompanied

by the Prospectus for the

Flexible Premium Variable Annuity - D dated May 1, 2006

Flex D Fixed Limt 05

STATEMENT OF ADDITIONAL INFORMATION

FLEXIBLE PREMIUM

VARIABLE ANNUITY - D

Issued through

SEPARATE ACCOUNT VA S

Offered by

TRANSAMERICA LIFE INSURANCE COMPANY

4333 Edgewood Road, N.E.

Cedar Rapids, Iowa 52499-0001

This Statement of Additional Information expands upon subjects discussed in the current prospectus for the Flexible Premium Variable Annuity - D offered by Transamerica Life Insurance Company (“Transamerica”). You may obtain a copy of the prospectus dated May 1, 2006, by calling 1-800-525-6205, or by writing to the administrative and service office, P.O. Box 3183, Cedar Rapids, Iowa 52406-3183. The prospectus sets forth information that a prospective investor should know before investing in a policy. Terms used in the current prospectus for the policy are incorporated in this Statement of Additional Information.

This Statement of Additional Information (SAI) is not a prospectus and should be read only in conjunction with the prospectus for the policy and the underlying fund portfolios.

Dated: May 1, 2006

GLOSSARY OF TERMS

Accumulation Unit—An accounting unit of measure used in calculating the policy value in the separate account before the annuity commencement date.

Adjusted Policy Value—An amount equal to the policy value increased or decreased by any excess interest adjustments applied at the time of surrender or on the annuity commencement date.

Administrative and Service Office—Transamerica Life Insurance Company, Attention: Customer Care Group, P.O. Box 3183, Cedar Rapids, IA 52406-3183. The street address is 4333 Edgewood Road, N.E., Cedar Rapids, Iowa 52499-0001.

Annuitant—The person on whose life any annuity payments involving life contingencies will continue.

Annuity Commencement Date—The date upon which annuity payments are to commence. The annuity commencement date may not be later than the last day of the policy month following the month after the annuitant attains age 98. The annuity commencement date may be required to be earlier for qualified policies.

Annuity Payment Option—A method of receiving a stream of annuity payments selected by the owner.

Annuity Unit—An accounting unit of measure used in the calculation of the amount of the second and each subsequent variable annuity payment.

Application—A written application, order form, or any other information received electronically or otherwise upon which the policy is issued and/or is reflected on the data or specifications page.

Beneficiary—The person who has the right to the death benefit as set forth in the policy.

Business Day—A day when the New York Stock Exchange is open for business.

Cash Value—The adjusted policy value less any applicable surrender charge and less any rider fees (imposed upon surrender).

Code—The Internal Revenue Code of 1986, as amended.

Cumulative Free Percentage—The percentage (as applied to the policy value) which is available free of any surrender charge.

Excess Interest Adjustment (“EIA”)—A positive or negative adjustment to amounts surrendered (both partial or full surrenders and transfers) or applied to annuity payment options from the fixed account guaranteed period options prior to the end of the guaranteed period. The adjustment reflects changes in the interest rates declared by Transamerica since the date any payment was received by (or an amount was transferred to) the guaranteed period option. The excess interest adjustment can either decrease or increase the amount to be received by the owner upon surrender (either full or partial) or commencement of annuity payments, depending upon whether there has been an increase or decrease in interest rates, respectively.

Excess Partial Surrender—The portion of a partial surrender (surrender) that exceeds the cumulative free percentage.

Fixed Account—One or more investment choices under the policy that are part of Transamerica’s general assets and are not in the separate account.

Guaranteed Period Options—The various guaranteed interest rate periods of the fixed account which Transamerica may offer and into which premium payments may be paid or amounts transferred.

Nonqualified Policy—A policy other than a qualified policy.

Owner—The person who may exercise all rights and privileges under the policy. The owner during the lifetime of the annuitant and prior to the annuity commencement date is the person designated as the owner or a successor owner in the information that we require to issue a policy.

Policy Date—The date shown on the policy data page attached to the policy and the date on which the policy becomes effective.

Policy Value—On or before the annuity commencement date, the policy value is equal to the owner’s:

•	premium payments; minus

•	gross partial surrenders (partial surrenders minus excess interest adjustments plus the surrender charge on [the portion of the requested partial surrender that is subject to surrender charge]); plus

•	interest credited to the fixed account; plus

•	accumulated gains in the separate account; minus

•	accumulated losses in the separate account; minus

•	service charges, rider fees, premium taxes, transfer fees and other charges, if any.

Policy Year—A policy year begins on the policy date on which the policy becomes effective and on each anniversary thereof.

Premium Payment—An amount paid to Transamerica by the owner or on the owner’s behalf as consideration for the benefits provided by the policy.

Qualified Policy—A policy issued in connection with retirement plans that qualify for special federal income tax treatment under the Code.

Separate Account— Separate Account VA S, a separate account established and registered as a unit investment trust under the Investment Company Act of 1940, as amended (the “1940 Act”), to which premium payments under the policies may be allocated.

Service Charge—There is an annual service charge on each policy anniversary (and a charge at the time of surrender during any policy year) for policy maintenance and related administrative expenses. This annual charge is $30, but in no event will this charge be more than 2% of the policy value.

Subaccount—A subdivision within the separate account, the assets of which are invested in a specified portfolio of the underlying funds.

Surrender Charge—The applicable contingent deferred sales charge, assessed on certain full surrenders or partial surrenders of premium payments to cover expenses relating to the sale of the policies.

Valuation Period—The period of time from one determination of accumulation unit and annuity unit values to the next subsequent determination of values. Such determinations shall be made on each business day.

Variable Annuity Payment(s)—Payment(s) made pursuant to an annuity payment option which fluctuate as to dollar amount or payment term in relation to the investment performance of the specified subaccounts within the separate account.

Written Notice—Written notice, signed by the owner, that gives Transamerica the information it requires and is received at the administrative and service office. For some transactions, Transamerica may accept an electronic notice such as telephone instructions. Such electronic notice must meet the requirements Transamerica establishes for such notices.

In order to supplement the description in the prospectus, the following provides additional information about Transamerica and the policy, which may be of interest to a prospective purchaser.

THE POLICY—GENERAL PROVISIONS

Owner

The policy shall belong to the owner upon issuance of the policy after completion of an application and delivery of the initial premium payment. While the annuitant is living, the owner may: (1) assign the policy; (2) surrender the policy; (3) amend or modify the policy with Transamerica’s consent; (4) receive annuity payments or name a payee to receive the payments; and (5) exercise, receive and enjoy every other right and benefit contained in the policy. The exercise of these rights may be subject to the consent of any assignee or irrevocable beneficiary; and of the owner’s spouse in a community or marital property state.

Unless Transamerica has been notified of a community or marital property interest in the policy, it will rely on its good faith belief that no such interest exists and will assume no responsibility for inquiry.

Note carefully. If the owner predeceases the annuitant, the owner’s estate will become the new owner. If no probate estate is opened because the owner has precluded the opening of a probate estate by means of a trust or other instrument, unless Transamerica has received written notice of the trust prior to the owner’s death, that trust may not exercise ownership rights to the policy. It may be necessary to open a probate estate in order to exercise ownership rights to the policy in some situations.

The owner may change the ownership of the policy in a written notice. When this change takes effect, all rights of ownership in the policy will pass to the new owner. A change of ownership may have tax consequences.

When there is a change of owner, the change will not be effective until it is recorded in our records. Once recorded it will take effect as of the date the owner signs the written notice, subject to any payment Transamerica has made or action Transamerica has taken before recording the change. Changing the owner does not change the designation of the beneficiary or the annuitant.

If ownership is transferred to a new owner (except to the deceased owner’s spouse) because the owner dies before the annuitant, the adjusted policy value generally must be distributed to the new owner within five years of the owner’s death, or payments must be made for a period certain or for the new owner’s lifetime so long as any period certain does not exceed that new owner’s life expectancy, if the first payment begins within one year of your death.

Entire Policy

The policy, any endorsements or riders thereon, and the application, constitute the entire policy between Transamerica and the owner. All statements in the application are representations and not warranties. No statement will cause the policy to be void or to be used in defense of a claim unless contained in the application or information provided in lieu thereof.

Misstatement of Age or Sex

If the age or sex of the annuitant or owner has been misstated, Transamerica will change the annuity benefit payable to that which the premium payments would have purchased for the correct age or sex. The dollar amount of any underpayment made by Transamerica shall be paid in full with the next payment due such person or the beneficiary. The dollar amount of any overpayment made by Transamerica due to any misstatement shall be deducted from payments subsequently accruing to such person or beneficiary. Any underpayment or overpayment will include interest at 5% per year, from the date of the wrong payment to the date of the adjustment. The age of the annuitant or owner may be established at any time by the submission of proof satisfactory to Transamerica.

Addition, Deletion, or Substitution of Investments

Transamerica cannot and does not guarantee that any of the subaccounts will always be available for premium payments, allocations, or transfers. Transamerica retains the right, subject to any applicable law, to make certain changes in the separate account and its investments. Transamerica reserves the right to eliminate the shares of any portfolio held by a subaccount and to substitute shares of another portfolio of the underlying funds, or of another registered open-end management investment company for the shares of any portfolio, if the shares of the portfolio are no longer available for investment or if, in Transamerica’s judgment, investment in any portfolio would be inappropriate in view of the purposes of the separate account. To the extent required by the 1940 Act, as amended, substitutions of shares attributable to your interest in a subaccount will not be made without prior notice to you and the prior approval of the Securities and Exchange Commission (SEC). Nothing contained herein shall prevent the separate account from purchasing other securities for other series or classes of variable annuity policies, or from effecting an exchange between series or classes of variable annuity policies on the basis of your requests.

New subaccounts may be established when, in the sole discretion of Transamerica, marketing, tax, investment or other conditions warrant. Any new subaccounts may be made available to existing owners on a basis to be determined by Transamerica. Each additional subaccount will purchase shares in a mutual fund portfolio or other investment vehicle. Transamerica may also eliminate one or more subaccounts if, in its sole discretion, marketing, tax, investment or other conditions warrant such change. In the event any subaccount is eliminated, Transamerica will notify you and request a reallocation of the amounts invested in the eliminated subaccount. If no such reallocation is provided by you, Transamerica will reinvest the amounts in the subaccount that invest in the Transamerica Money Market (or in a similar portfolio of money market instruments). If a portfolio of money market instruments is unavailable, Transamerica will reinvest the amounts in another subaccount, or in the fixed account, if appropriate.

Similarly, Transamerica will close a subaccount to new investment (either transfers or premium payments) if the corresponding portfolio closes to new investments. Any amounts that would otherwise be invested in a closed subaccount (for premium allocations, portfolio rebalancing, dollar cost averaging, automatic checking account or payroll deductions for period premiums, etc.) will, if you do not provide instructions for a new allocation be invested in the subaccount that invests in the Transameica Money Market Fund (or in a similar portfolio of money market instruments). If a portfolio of money market instruments is unavailable, Transamerica will reinvest the amounts in another subaccount, or in the fixed account, if appropriate.

In the event of any such substitution or change, Transamerica may, by appropriate endorsement, make such changes in the policies as may be necessary or appropriate to reflect such substitution or change. Furthermore, if deemed to be in the best interests of persons having voting rights under the policies, the separate account may be (1) operated as a management company under the 1940 Act or any other form permitted by law, (2) deregistered under the 1940 Act in the event such registration is no longer required or (3) combined with one or more other separate accounts. To the extent permitted by applicable law, Transamerica also may (1) transfer the assets of the separate account associated with the policies to another account or accounts, (2) restrict or eliminate any voting rights of owners or other persons who have voting rights as to the separate account, (3) create new separate accounts, (4) add new subaccounts to or remove existing subaccounts from the separate account, or combine subaccounts, or (5) add new underlying funds, or substitute a new fund for an existing fund.

Excess Interest Adjustment

Money that you surrender from, transfer out of, or apply to an annuity payment option, from the guaranteed period option of the fixed account before the end of its guaranteed period (the number of years you specified the money would remain in the guaranteed period option) may be subject to an excess interest adjustment. At the time you request a surrender, if interest rates set by Transamerica have risen since the date of the initial guarantee, the excess interest adjustment will result in a lower cash value. However, if interest rates have fallen since the date of the initial guarantee, the excess interest adjustment will result in a higher cash value.

Excess interest adjustments will not reduce the adjusted policy value for a guaranteed period option below the premium payments and transfers to that guaranteed period option, less any prior partial surrenders and transfers from the guaranteed period option, plus interest at the policy’s minimum guaranteed effective annual interest rate. This is referred to as the excess interest adjustment floor.

The formula which will be used to determine the excess interest adjustment is:

S*(G-C)* (M/12)

S	= Gross amount being withdrawn that is subject to the excess interest adjustment.

G	= Guaranteed interest rate applicable to S.

C

=  Current Guaranteed Interest Rate then being offered on new premium payments for the next longer guaranteed period than “M”. If this policy form or such a guaranteed period is no longer offered, “C” will be the U.S. Treasury rate for the next longer maturity (in whole years) than “M” on the 25th day of the previous calendar month, plus up to 2%.

M	= Number of months remaining in the current guaranteed period, rounded up to the next higher whole number of months.

*	= multiplication

^	= exponentiation

[THIS SPACE INTENTIONALLY LEFT BLANK]

Example 1 (Full Surrender, rates increase by 4%):

Single premium:	$50,000
Guarantee period:	5 Years
Guarantee rate:	5.50% per annum
Full surrender:	middle of policy year 3
Policy value at middle of policy year 3	= 50,000* (1.055) ^ 2.5 = 57,161.18
Surrender charge free amount at middle of policy year 3	= 57,161.18* .30 = 17,148.35
Excess interest adjustment free amount at middle of policy year 3	= 57,161.18 - 50,000 = 7,161.18
Amount subject to excess interest adjustment	= 57,161.18 - 7,161.18 = 50,000.00
Excess interest adjustment floor	= 50,000* (1.02) ^ 2.5 = 52,537.62
Excess interest adjustment
G = .055
C = .095
M = 30
Excess interest adjustment	= S* (G-C)* (M/12)
= 50,000.00* (.055 - .095)* (30/12)
= -5,000.00, but excess interest adjustment cannot cause the adjusted policy value to fall below the excess interest adjustment floor, so the adjustment is limited to 52,537.62 - 57,161.18 = -4,623.54
Adjusted policy value	= policy value + excess interest adjustment = 57,161.18 – 4,623.54 = 52,537.64
Portion of surrender charge – free amount which is deducted from earnings	= Policy Value – Premium = 57,161.18 – 4,623.54 = 52,537.62
Portion of surrender charge – free amount which is deducted from premium	= 17,148.35 – 7,161.18 = 9,987.17
Surrender charge	= (50,000 – 9,987.17)* .06 = 2,400.77
Cash value at middle of policy year 3	= policy value + excess interest adjustment - surrender charge
= 57,161.18 – 4,623.54 – 2,400.77
= 50,136.87
Minimum cash value	= 90% * 50,000 * 1.03 ^ 2.5 – 48,451.32
The cash value of $50,136.87 is greater than the minimum of $48,451.32

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Example 2 (Full Surrender, rates decrease by 1%):

Single premium:	$50,000
Guarantee period:	5 Years
Guarantee rate:	5.50% per annum
Full surrender:	middle of policy year 3
Policy value at middle of policy year 3	= 50,000* (1.055) ^ 2.5 = 57,161.18
Surrender charge free amount at middle of policy year 3	= 57,161.18* .20 = 11,432.24
Excess interest adjustment free amount at middle of policy year 3	= 57,161.18 - 50,000 = 7,161.18
Amount subject to excess interest adjustment	= 57,161.18 - 7,161.18 = 50,000.00
Excess interest adjustment floor	= 50,000* (1.02) ^ 2.5 = 52,537.62
Excess interest adjustment
G = .055
C = .045
M = 30
Excess interest adjustment	= S* (G - C)* (M/12)
= 50,000* (.055 - .045)* (30/12)
= 1,250.00
Adjusted policy value	= policy value + excess interest adjustment
= 57,161.18 + 1,250.00 = 58,411.18
Portion of surrender charge – free amount which is deducted from earnings	= Policy Value – Premium = 57,161.18 – 50,000 = 7,161.18
Portion of surrender charge – free amount which is deducted from premium	= 11,432.24 – 7,161.18 = 4,271.06
Surrender charge	= (50,000 – 4,271.06)* .06 = 2,743.74
Cash value at middle of policy year 3	= policy value + excess interest adjustment - surrender charge
= 57,161.18 + 1,250 – 2,743.74
= 55,667.44
Minimum cash value	= 90% * 50,000 * 1.03 ^ 2.5 – 48,451.32
The cash value of $55,667.44 is greater than the minimum of $48,451.32

On a partial surrender, Transamerica will pay the policyholder the full amount of surrender requested (as long as the policy value is sufficient). Amounts surrendered will reduce the policy value by an amount equal to:

R - E + SC

R	= the requested partial surrender;
E	= the excess interest adjustment; and
SC	= the surrender charges on (EPW - E); where
EPW	= the excess partial withdrawal amount.

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Example 3 (Partial Surrender, rates increase by 1%):

Single premium:	$50,000.00
Guarantee period:	5 Years
Guarantee rate:	5.50% per annum
Partial surrender:	$30,000 (requested withdrawal amount after penalties); middle of policy year 3
Policy value at middle of policy year 3	= 50,000.00 * (1.055) ^ 2.5 = 57,161.18
Excess interest adjustment free amount at middle of policy year 3	= 57,161.18 – 50,000.00 = 7,161.18
Surrender charge free amount at middle of policy year 3	= 57,161.18 * .20 = 11,432.24
Amount free of excess interest adjustment	= 7,161.18
Excess interest adjustment/surrender charge
S = 30,000 – 7,161.18 = 22,838.82
G = .055
C = .065
M = 30
E = 22,838.82 * (.055 - .065) * (30/12) = -570.97
EPW = 30,000.00 - 11,432.24 = 18,567.76

To receive the full $30,000 partial surrender amount, we must “gross-up” the EPW amount to account for the surrender charges to be deducted. This is done by dividing the EPW by (1 – surrender charge).

New EPW = 18,567.76/(1 - .06) = 19,752.94

SC = .06 * (19,752.94 – (-570.97)) = 1,219.44
Remaining policy value at middle of policy year 3	= 57,161.18 - (R - E + surrender charge)
= 57,161.18 - (30,000.00 - (-570.97) + 1,219.44) = 25,370.77

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Example 4 (Partial Surrender, rates decrease by 1%):

Single premium:	$50,000
Guarantee period:	5 Years
Guarantee rate:	5.50% per annum
Partial surrender:	$30,000; middle of policy year 3
Policy value at middle of policy year 3	= 50,000* (1.055) ^ 2.5 = 57,161.18
Excess interest adjustment free amount at middle of policy year 3	= 57,161.18 - 50,000 = 7,161.18
Surrender charge free amount at middle of policy year 3	57,161.18 * .20 = 11,432.24
Amount free of excess interest adjustment	7,161.18
Excess interest adjustment / surrender charge
S = 30,000 - 7,161.18 = 22,838.82
G = .055
C = .045
M = 30
E = 22,838.82* (.055 - .045)* (30/12) = 570.97
EPW = 30,000 - 11,432.24 = 18,567.76

To receive the full $30,000 partial surrender amount, we must “gross-up” the EPW amount to account for the surrender charges to be deducted. This is done by dividing the EPW by (1 – surrender charge).

New EPW = 18,567.76/(1 - .06) = 19,752.94

SC = .06 * (19,752.94 - 570.97) = 1,150.92
Remaining policy value at middle of policy year 3	= 57,161.18 (R - E + surrender charge)
= 57,161.18 - (30,000 - 570.97 + 1,150.92) = 26,581.23

Reallocation of Annuity Units After the Annuity Commencement Date

After the annuity commencement date, you may reallocate the value of a designated number of annuity units of a subaccount then credited to a policy into an equal value of annuity units of one or more other subaccounts, or the fixed account. The reallocation shall be based on the relative value of the annuity units of the account(s) or subaccount(s) at the end of the business day on the next payment date. The minimum amount which may be reallocated is the lesser of (1) $10 of monthly income or (2) the entire monthly income of the annuity units in the account or subaccount from which the transfer is being made. If the monthly income of the annuity units remaining in an account or subaccount after a reallocation is less than $10, Transamerica reserves the right to include the value of those annuity units as part of the transfer. The request must be in writing to Transamerica’s administrative and service office. There is no charge assessed in connection with such reallocation. A reallocation of annuity units may be made up to four times in any given policy year.

After the annuity commencement date, no transfers may be made from the fixed account to the separate account.

Annuity Payment Options

Note: Portions of the following discussion do not apply to annuity payments under the Initial Payment Guarantee. See the “Stabilized Payments” section of this SAI.

During the lifetime of the annuitant and prior to the annuity commencement date, the owner may choose an annuity payment option or change the election, but written notice of any election or change of election must be received by Transamerica at its administrative and service office at least thirty (30) days prior to the annuity commencement date. If no election is made prior to the annuity commencement date, annuity payments will be made using (1) life income with level payments for 10 years certain, using the existing adjusted policy value of the fixed account, or (2) life income with variable payments for 10 years certain using the existing policy value of the separate account, or (3) in a combination of (1) and (2).

The person who elects an annuity payment option can also name one or more successor payees to receive any unpaid amount Transamerica has at the death of a payee. Naming these payees cancels any prior choice of a successor payee.

A payee who did not elect the annuity payment option does not have the right to advance or assign payments, take the payments in one sum, or make any other change. However, the payee may be given the right to do one or more of these things if the person who elects the option tells Transamerica in writing and Transamerica agrees.

Variable Payment Options. The dollar amount of the first variable annuity payment will be determined in accordance with the annuity payment rates set forth in the applicable table contained in the policy. For annuity payments the tables are based on a 5% effective annual Assumed Investment Return and the “2000 Table” using an assumed annuity commencement date of 2005 (static projection to this point) with dynamic projection using scale G from that point (100% of G for males, 50% of G for females). The dollar amount of additional variable annuity payments will vary based on the investment performance of the subaccount(s) of the separate account selected by the annuitant or beneficiary.

Determination of the First Variable Payment. The amount of the first variable payment depends upon the sex (if consideration of sex is allowed under state law) and adjusted age of the annuitant. For regular annuity payments, the adjusted age is the annuitant’s actual age nearest birthday, on the annuity commencement date, adjusted as follows:

Annuity Commencement Date	Adjusted Age
Before 2010	Actual Age
2010-2019	Actual Age minus 1
2020-2026	Actual Age minus 2
2027-2033	Actual Age minus 3
2034-2040	Actual Age minus 4
After 2040	As determined by Transamerica

This adjustment assumes an increase in life expectancy, and therefore it results in lower payments than without such an adjustment.

Determination of Additional Variable Payments. All variable annuity payments other than the first are calculated using annuity units which are credited to the policy. The number of annuity units to be credited in respect of a particular subaccount is determined by dividing that portion of the first variable annuity payment attributable to that subaccount by the annuity unit value of that subaccount on the annuity commencement date. The number of annuity units of each particular subaccount credited to the policy then remains fixed, assuming no transfers to or from that subaccount occur. The dollar value of variable annuity units in the chosen subaccount will increase or decrease reflecting the investment experience of the chosen subaccount. The dollar amount of each variable annuity payment after the first may increase, decrease or remain constant, and is equal to the sum of the amounts determined by multiplying the number of annuity units of each particular subaccount credited to the policy by the annuity unit value for the particular subaccount on the date the payment is made.

Death Benefit

Adjusted Partial Surrender. The amount of your guaranteed minimum death benefit is reduced due to a partial surrender by and amount called the adjusted partial surrender. The reduction amount depends on the relationship between your death benefit and policy value. The adjusted partial surrender is equal to (1) multiplied by (2), where:

(1)	is the gross partial surrender amount;

(2)	is the adjustment factor = current death benefit prior to the gross partial surrender divided by the policy value prior to the gross partial surrender.

The following examples describe the effect of a surrender on the guaranteed minimum death benefit and policy value.

EXAMPLE 1

(Assumed Facts for Example)

$75,000	current guaranteed minimum death benefit before surrender

$50,000	current policy value before surrender

$75,000	current death proceeds

6%	current surrender charge percentage

$15,000	requested surrender

$10,000	surrender charge-free amount (assumes 20% cumulative free percentage is available)

$ 5,000	excess partial surrender— (amount subject to surrender charge)

$ 100	excess interest adjustment (assumes interest rates have decreased since initial guarantee)

$ 294	surrender charge on (excess partial surrender less excess interest adjustment) = 0.06*(5000 - 100)

$ 5,194	reduction in policy value due to excess partial surrender = 5000 - 100 + 294

$15,194	total gross partial surrender

$22,791	adjusted partial surrender = [15,194 * (75,000/50,000)]

$52,209	new guaranteed minimum death benefit (after surrender) = 75,000 - 22,791

$34,806	new policy value (after surrender) = 50,000 - 10,000 - 5,194

Summary:
Reduction in guaranteed minimum death benefit	= $	22,791
Reduction in policy value	= $	15,194

Note, guaranteed minimum death benefit is reduced more than the policy value since the guaranteed minimum death benefit was greater than the policy value just prior to the surrender.

EXAMPLE 2

(Assumed Facts for Example)

$50,000	current guaranteed minimum death benefit before surrender

$75,000	current policy value before surrender

$75,000	current death proceeds

6%	current surrender charge percentage

$15,000	requested surrender

$11,250	surrender charge-free amount (assumes 15% cumulative free percentage is available)

$ 3,750	excess partial surrender—(amount subject to surrender charge)

$ -100	excess interest adjustment (assumes interest rates have increased since initial guarantee)

$ 231	surrender charge on (excess partial surrender less excess interest adjustment) = 0.06*[(3750-(-100)]

$ 4,081	reduction in policy value due to excess partial surrender = 3750 - (-100) + 231 = 3750 + 100 + 231

$15,331	total gross partial surrender

$15,331	adjusted partial surrender = [(11,250 + 4,081) * (75,000/75,000)]

$34,669	new guaranteed minimum death benefit (after surrender) = 50,000 - 15,331

$59,669	new policy value (after surrender) = 75,000 - 11,250 - 4,081

Summary:
Reduction in guaranteed minimum death benefit	= $	15,331
Reduction in policy value	= $	15,331

Note, the guaranteed minimum death benefit and policy value are reduced by the same amount since the policy value was higher than the guaranteed minimum death benefit just prior to the surrender.

Due proof of death of the annuitant is proof that the annuitant died prior to the commencement of annuity payments. A certified copy of a death certificate, a certified copy of a decree of a court of competent jurisdiction as to the finding of death, a written statement by the attending physician, or any other proof satisfactory to Transamerica, will constitute due proof of death.

Upon receipt at our administrative and service office of this proof and an election of a method of settlement and return of the policy, the death benefit generally will be paid within seven days, or as soon thereafter as Transamerica has sufficient information about the beneficiary to make the payment. The beneficiary may receive the amount payable in a lump sum cash benefit, or, subject to any limitation under any state or federal law, rule, or regulation, under one of the annuity payment options described above, unless a settlement agreement is effective at the death of the owner preventing such election.

Distribution Requirements. If the annuitant dies prior to the annuity commencement date, (1) the death benefit must be distributed within five years of the date of the deceased annuitant’s death, or (2) payments under an annuity payment option must begin no later than one year after the deceased annuitant’s death and must be made for the beneficiary’s lifetime or for a period certain (so long as any period certain does not exceed the beneficiary’s life expectancy). Death proceeds, which are not paid to or for the benefit of a natural person, must be distributed within five years of the date of the death. If the sole beneficiary is the deceased’s surviving spouse, however, such spouse may elect to continue the policy as the new annuitant and owner instead of receiving the death benefit.

If an owner is not the annuitant, and dies prior to the annuity commencement date, certain distribution requirements apply. See “Death of Owner” below.

Beneficiary. The beneficiary designation in the enrollment form will remain in effect until changed. The owner may change the designated beneficiary by sending written notice to Transamerica. The beneficiary’s consent to such change is not required unless the beneficiary was irrevocably designated or law requires consent. (If an irrevocable beneficiary dies, the owner may then designate a new beneficiary.) The change will take effect as of the date the owner signs the written notice, whether or not the owner is living when the notice is received by Transamerica. Transamerica will not be liable for any payment made before the written notice is received. If more than one beneficiary is designated, and the owner fails to specify their interests, they will share equally. If upon the death of the annuitant there is a surviving owner(s), the surviving owner(s) automatically takes the place of any beneficiary designation.

Death of Owner

Federal tax law requires that if any owner (including any joint owner who has become a current owner) dies before the annuity commencement date, then the entire value of the policy must generally be distributed within five years of the date of death of such owner. Certain rules apply where (1) the spouse of the deceased owner is the sole beneficiary, (2) the owner is not a natural person and the primary annuitant dies or is changed, or (3) any owner dies after the annuity commencement date. See “Certain Federal Income Tax Consequences” below for more information about these rules. Other rules may apply to qualified policies.

Assignment

During the lifetime of the annuitant you may assign any rights or benefits provided by the policy if your policy is a nonqualified policy. An assignment will not be binding on Transamerica until a copy has been filed at its administrative and service office. Your rights and benefits and those of the beneficiary are subject to the rights of the assignee. Transamerica assumes no responsibility for the validity or effect of any assignment. Any claim made under an assignment shall be subject to proof of interest and the extent of the assignment. An assignment may have tax consequences.

Unless you so direct by filing written notice with Transamerica, no beneficiary may assign any payments under the policy before they are due. To the extent permitted by law, no payments will be subject to the claims of any beneficiary’s creditors.

Ownership under qualified policies is restricted to comply with the Code.

Evidence of Survival

Transamerica reserves the right to require satisfactory evidence that a person is alive if a payment is based on that person being alive. No payment will be made until Transamerica receives such evidence.

Non-Participating

The policy will not share in Transamerica’s surplus earnings; no dividends will be paid.

Amendments

No change in the policy is valid unless made in writing by Transamerica and approved by one of Transamerica’s officers. No registered representative has authority to change or waive any provision of the policy.

Transamerica reserves the right to amend the policy to meet the requirements of the Code, regulations or published rulings. You can refuse such a change by giving written notice, but a refusal may result in adverse tax consequences.

Employee and Agent Purchases

The policy may be acquired by an employee or registered representative of any broker/dealer authorized to sell the policy or their immediate family, or by an officer, director, trustee or bona-fide full-time employee of Transamerica or its affiliated companies or their immediate family. In such a case, Transamerica may credit an amount equal to a percentage of each premium payment to the policy due to lower acquisition costs Transamerica experiences on those purchases. Transamerica may offer certain employer sponsored savings plans, in its discretion, reduced fees and charges including, but not limited to, the annual service charge, the surrender charges, the mortality and expense risk fee and the administrative charge for certain sales under circumstances which may result in savings of certain costs and expenses. In addition, there may be other circumstances of which Transamerica is not presently aware which could result in reduced sales or distribution expenses. Credits to the policy or reductions in these fees and charges will not be unfairly discriminatory against any owner.

Present Value of Future Variable Payments

The present value of future variable payments is calculated by taking (a) the supportable payment on the business day we receive the surrender request, times (b) the number of payments remaining, discounted using a rate equal to the AIR.

Stabilized Payments

If you have selected a payout feature that provides for stabilized payments (e.g., the Initial Payment Guarantee), please note that the stabilized payments remain constant throughout each year and are adjusted on the anniversary of your annuitization. Without stabilized payments, each payment throughout the year would fluctuate based on the performance of your selected subaccounts. To reflect the difference in these payments we adjust (both increase and decrease as appropriate) the number of annuity units. The units are adjusted when we calculate the supportable payment. Supportable payments are used in the calculation of surrender values, death benefits, and transfers. On your annuitization anniversary we set the new stabilized payment equal to the current supportable payment. In the case of an increase in the number of variable annuity units, your participation in the future investment performance will be increased since more variable annuity units are credited to you. Conversely, in the case of a reduction of the number of variable annuity units, your participation in the future investment performance will be decreased since fewer variable annuity units are credited to you.

The following table demonstrates, on a purely hypothetical basis, the changes in the number of variable annuity units. The changes in the variable annuity unit values reflect the investment performance of the applicable subaccounts as well as the mortality and expense risk fee and administrative charge.

Hypothetical Changes in Annuity Units with Stabilized Payments*

AIR			5.0%
Life & Ten Years Certain
Male Age 65
First Variable Payment			$500

		Beginning Annuity Units	Annuity Unit Values	Monthly Payment Without Stabilization	Monthly Stabilized Payment	Adjustments in Annuity Units	Cumulative Adjusted Annuity Units
At Issue:	January 1	400.0000	1.250000	$500.00	$500.00	0.0000	400.0000
	February 1	400.0000	1.252005	$500.80	$500.00	0.0041	400.0041
	March 1	400.0000	1.252915	$501.17	$500.00	0.0059	400.0100
	April 1	400.0000	1.245595	$498.24	$500.00	(0.0089)	400.0011
	May 1	400.0000	1.244616	$497.85	$500.00	(0.0108)	399.9903
	June 1	400.0000	1.239469	$495.79	$500.00	(0.0212)	399.9691
	July 1	400.0000	1.244217	$497.69	$500.00	(0.0115)	399.9576
	August 1	400.0000	1.237483	$494.99	$500.00	(0.0249)	399.9327
	September 1	400.0000	1.242382	$496.95	$500.00	(0.0150)	399.9177
	October 1	400.0000	1.242382	$496.95	$500.00	(0.0149)	399.9027
	November 1	400.0000	1.249210	$499.68	$500.00	(0.0016)	399.9012
	December 1	400.0000	1.252106	$500.84	$500.00	0.0040	399.9052
	January 1	399.9052	1.255106	$501.92	$501.92	0.0000	399.9052

*	The total separate account expenses included in the calculations is 2.25% (2.25% is a hypothetical figure). If higher expenses were charged, the numbers would be lower.

CERTAIN FEDERAL INCOME TAX CONSEQUENCES

The following summary does not constitute tax advice. It is a general discussion of certain of the expected federal income tax consequences of investment in and distributions with respect to a policy, based on the Code, Regulations thereunder, judicial authority, and current administrative rulings and practice. This summary discusses only certain federal income tax consequences to “United States Persons,” and does not discuss state, local, or foreign tax consequences. United States Persons means citizens or residents of the United States, domestic corporations, domestic partnerships and trusts, or estates that are subject to United States federal income tax regardless of the source of their income.

Tax Status of the Policy

Diversification Requirements. Section 817(h) of the Code provides that in order for a nonqualified variable contract which is based on a segregated asset account to qualify as an annuity contract under the Code, the investments made by such account must be “adequately diversified” in accordance with Treasury Regulations. The Regulations issued under Section 817(h) (Treas. Reg. §1.817-5) apply a diversification requirement to each of the subaccounts. The separate account, through its underlying fund portfolios and their portfolios, intends to comply with the diversification requirements of the Regulations. We have entered into agreements with each underlying fund portfolio company that require the portfolios to be operated in compliance with the Regulations.

Owner Control. In some circumstances, owners of variable contracts who retain excessive control over the investment of the underlying separate account assets may be treated as the owners of those assets and may be subject to tax on income produced by those assets. Although there is little guidance in this area and published guidance does not address certain aspects of the policies, we believe that the owner of a policy should not be treated as the owner of the underlying assets. We reserve the right to modify the policies to bring them into conformity with applicable standards should such modification be necessary to prevent owners of the policies from being treated as the owners of the underlying separate account assets.

Distribution Requirements. The Code requires that nonqualified policies contain specific provisions for distribution of policy proceeds upon the death of any owner. In order to be treated as an annuity contract for federal income tax purposes, the Code requires that such policies provide that if any owner dies on or after the annuity commencement date and before the entire interest in the policy has been distributed, the remaining portion must be distributed at least as rapidly as under the method in effect on such owner’s death. If any owner dies before the annuity commencement date, the entire interest in the policy must generally be distributed within 5 years after such owner’s date of death or be used to provide payments to a designated beneficiary beginning within one year of such owner’s death and will be made for the life of the beneficiary or for a period not extending beyond the life expectancy of the beneficiary. However, if upon such owner’s death prior to the annuity commencement date, such owner’s surviving spouse becomes the sole new owner under the policy, then the policy may be continued with the surviving spouse as the new owner. Under the policy, the beneficiary is the person(s) designated by an owner/annuitant and the surviving joint owner is the beneficiary of an owner who is not the annuitant. If any owner is not a natural person, then for purposes of these distribution requirements, the primary annuitant shall be treated as an owner and any death or change of such primary annuitant shall be treated as the death of an owner. The nonqualified policies contain provisions intended to comply with these requirements of the Code. No regulations interpreting these requirements of the Code have yet been issued and thus no assurance can be given that the provisions contained in the policies satisfy all such Code requirements. The provisions contained in the policies will be reviewed and modified if necessary to assure that they comply with the Code requirements when clarified by regulation or otherwise.

The following discussion is based on the assumption that the policy qualifies as an annuity contract for federal income tax purposes.

Taxation of Annuities

In General. Code Section 72 governs taxation of annuities in general. We believe that an owner who is an individual will not be taxed on increases in the value of a policy until such amounts are surrendered or distributed. For this purpose, the assignment, pledge, or agreement to assign or pledge any portion of the policy value, and in the case of a qualified policy, any portion of an interest in the plan, generally will be treated as a distribution. The taxable portion of a distribution is taxable as ordinary income.

Non-Natural Persons. Pursuant to Section 72(u) of the Code, a nonqualified policy held by a taxpayer other than a natural person generally will not be treated as an annuity contract under the Code; accordingly, an owner who is not a natural person will recognize as ordinary income for a taxable year the excess, if any, of the policy value over the “investment in the contract”. There are some exceptions to this rule and a prospective purchaser of the policy that is not a natural person should discuss these with a competent tax adviser.

Withholding. The portion of any distribution under a policy that is includable in gross income will be subject to federal income tax withholding unless the recipient of such distribution elects not to have federal income tax withheld. Election forms will be provided at the time distributions are requested or made. For certain qualified policies, the withholding rate varies according to the type of distribution and the owner’s tax status. For qualified policies, “taxable eligible rollover distributions” from Section 401(a) plans, Section 403(a) annuities, Section 403(b) tax-sheltered annuities, and governmental 457 plans are subject to a mandatory federal income tax withholding of 20%. An eligible rollover distribution is any distribution to an employee (or an employee’s spouse or former spouse as beneficiary or alternate payee) from such a plan, other than specified distributions such as distributions required by the Code, distributions in a specified annuity form or hardship distributions. The 20% withholding do not apply, however, if the owner chooses a “direct rollover” from the plan to another tax-qualified plan or IRA. Different withholding requirements may apply in the case of non-United States persons.

Qualified Policies. The qualified policy is designed for use with several types of tax-qualified retirement plans. The tax rules applicable to participants and beneficiaries in tax-qualified retirement plans vary according to the type of plan and the terms and conditions of the plan. Special favorable tax treatment may be available for certain types of contributions and distributions. Adverse tax consequences may result from contributions in excess of specified limits; distributions prior to age 59 1/2 (subject to certain exceptions); distributions that do not conform to specified commencement and minimum distribution rules; and in other specified circumstances. Some retirement plans are subject to distribution and other requirements that are not incorporated into the policies or our policy administration procedures. Owners, participants, and beneficiaries are responsible for determining that contributions, distributions, and other transactions with respect to the policies comply with applicable law.

For qualified plans under Section 401(a), 403(a), 403(b), and 457, the Code requires that distributions generally must commence no later than the later of April 1 of the calendar year following the calendar year in which the owner (or plan participant) (i) reaches age 70  1/2 or (ii) retires, and must be made in a specified form or manner. If a participant in a Section 401(a) plan is a “5 percent owner” (as defined in the Code), or in the case of an IRA (other than a Roth IRA), distributions generally must begin no later than April 1 of the calendar year in which the owner (or plan participant) reaches age 70  1/2. Each owner is responsible for requesting distributions under the policy that satisfy applicable tax rules.

We may make available, as options under the policy, certain guaranteed minimum withdrawal and other optional benefits. The tax rules for qualified policies may limit the value of these optional benefits. Consult a qualified tax advisor before electing any of these benefits for a qualified policy.

We do not attempt to provide more than general information about use of the policy with the various types of retirement plans. Purchasers of policies for use with any retirement plan should consult their legal counsel and tax adviser regarding the suitability of the policy.

Traditional Individual Retirement Annuities. In order to qualify as a traditional individual retirement annuity under Section 408(b) of the Code, a policy must satisfy certain conditions: (i) the owner must be the annuitant; (ii) the policy generally is not transferable by the owner, e.g., the owner may not designate a new owner, designate a contingent owner or assign the policy as collateral security; (iii) subject to special rules, the total premium payments for any calendar year may not exceed the amount specified in the Code ($4,000 for 2006, $5,000 if age 50 or older), except in the case of a rollover amount or contribution under Section 402(c), 402(e)(6), 403(a)(4), 403(b)(8), 403(b)(10), 408(d)(3) or 457(e)(16) of the Code; (iv) annuity payments or partial surrenders must begin no later than April 1 of the calendar year following the calendar year in which the annuitant attains age 70  1/2; (v) an annuity payment option with a period certain that will guarantee annuity payments beyond the life expectancy of the annuitant and the beneficiary may not be selected; (vi) certain payments of death benefits must be made in the event the annuitant dies prior to the distribution of the policy value; (vii) the entire interest of the owner is non-forfeitable; and (viii) the premiums must not be fixed. Policies intended to qualify as traditional individual retirement annuities under Section 408(b) of the Code contain such provisions. Amounts in the IRA (other than nondeductible contributions) are taxed when distributed from the IRA. Distributions prior to age 59  1/2 (unless certain exceptions apply) are subject to a 10% penalty tax.

The Internal Revenue Service has not reviewed the policy for qualification as an IRA and has not addressed in a ruling of general applicability whether the death benefit options and riders available with the policies comport with IRA qualification requirements.

Roth Individual Retirement Annuities (Roth IRA). The Roth IRA, under Section 408A of the Code, contains many of the same provisions as a traditional IRA. However, there are some differences. First, the contributions are not deductible and must be made in cash or as a rollover or transfer from another Roth IRA or other IRA. A rollover from or conversion of an IRA to a Roth IRA may be subject to tax and other special rules may apply to the rollover or conversion and to distributions attributable thereto. The Roth IRA is available to individuals with earned income and whose modified adjusted gross income is under $110,000 for single filers, $160,000 for married filing jointly, and $10,000 for married filing separately. Subject to special rules, the amount per individual that may be contributed to all IRAs (Roth and traditional) is the deductible amount specified in the Code ($4,000 for 2006, $5,000 if age 50 or older). Secondly, the distributions are taxed differently. The Roth IRA offers tax-free distributions when made 5 tax years after the first contribution to any Roth IRA of the individual and made after attaining age 59  1/2, to pay for qualified first time homebuyer expenses (lifetime maximum of $10,000), or due to death or disability. All other distributions are subject to income tax when made from earnings and may be subject to a penalty tax unless an exception applies. Unlike the traditional IRA, there are no minimum required distributions during the owner’s lifetime; however, required distributions at death are generally the same as for traditional IRAs.

Section 403(b) Plans. Under Section 403(b) of the Code, payments made by public school systems and certain tax exempt organizations to purchase policies for their employees are excludable from the gross income of the employee, subject to certain limitations. However, such payments may be subject to FICA (Social Security) taxes. The policy includes a death benefit that in some cases may exceed the greater of the premium payments or the policy value. The death benefit could be characterized as an incidental benefit, the amount of which is limited in any tax-sheltered annuity under Section 403(b). Therefore, employers using the policy in connection with such plans should consult their tax adviser. Additionally, in accordance with the requirements of the Code, Section 403(b) annuities generally may not permit distribution of (i) elective contributions made in years beginning after December 31, 1988, and (ii) earnings on those contributions, and (iii) earnings on amounts attributed to elective contributions held as of the end of the last year beginning before January 1, 1989. Distributions of such amounts will be allowed only upon the death of the employee, on or after attainment of age 59  1/2, severance from employment, disability, or financial hardship, except that income attributable to elective contributions may not be distributed in the case of hardship. These rules may prevent the payment of guaranteed withdrawals under a guaranteed minimum withdrawal benefit prior to age 59  1/2.

Corporate Pension and Profit-Sharing Plans and H.R. 10 Plans. Sections 401(a) and 403(a) of the Code permit corporate employers to establish various types of retirement plans for employees and self-employed individuals to establish qualified plans for themselves and their employees. Such retirement plans may permit the purchase of the policies to accumulate retirement savings. Adverse tax consequences to the plan, the participant or both may result if the policy is assigned or transferred to any individual as a means to provide benefit payments. The policy includes a death benefit that in some cases may exceed the greater of the premium payments or the policy value. The death benefit could be characterized as an incidental benefit, the amount of which is limited in a pension or profit sharing plan. Therefore, employers using the policy in connection with such plans should consult their tax adviser.

Deferred Compensation Plans. Section 457 of the Code, while not actually providing for a qualified plan as that term is normally used, provides for certain deferred compensation plans with respect to service for state governments, local governments, political subdivisions, agencies, instrumentalities, and certain affiliates of such entities, and tax exempt organizations. The policies can be used with such plans. Under such plans a participant may specify the form of investment in which his or her participation will be made. For non-governmental Section 457 plans, all such investments, however, are owned by, and are subject to, the claims of the general creditors of the sponsoring employer. Depending on the terms of the particular plan, a non-government employer may be entitled to draw on deferred amounts for purposes unrelated to its Section 457 plan obligations. In general, all amounts received under a non-governmental Section 457 plan are taxable and are subject to federal income tax withholding as wages.

Taxation of the Company

The Company at present is taxed as a life insurance company under part I of Subchapter L of the Code. The separate account is treated as part of the Company and, accordingly, will not be taxed separately as a “regulated investment company” under Subchapter M of the Code. We do not expect to incur any federal income tax liability with respect to investment income and net capital gains arising from the activities of the separate account retained as part of the reserves under the policy. Based on this expectation, it is anticipated that no charges will be made against the separate account for federal income taxes. If, in future years, any federal income taxes are incurred by us with respect to the separate account, we may make a charge to that account.

INVESTMENT EXPERIENCE

A “Net Investment Factor” is used to determine the value of accumulation units and annuity units, and to determine annuity payment rates.

Accumulation Units

Allocations of a premium payment directed to a subaccount are credited in the form of accumulation units. Each subaccount has a distinct accumulation unit value. The number of units credited is determined by dividing the premium payment or amount transferred to the subaccount by the accumulation unit value of the subaccount as of the end of the valuation period during which the allocation is made. For each subaccount, the accumulation unit value for a given business day is based on the net asset value of a share of the corresponding portfolio of the underlying funds less any applicable charges or fees. The investment performance of the portfolio, expenses, and deductions of certain charges affect the value of an accumulation unit.

Upon allocation to the selected subaccount, premium payments are converted into accumulation units of the subaccount. The number of accumulation units to be credited is determined by dividing the dollar amount allocated to each subaccount by the value of an accumulation unit for that subaccount as next determined after the premium payment is received at the administrative and service office or, in the case of the initial premium payment, when the application is completed, whichever is later. The value of an accumulation unit for each subaccount was arbitrarily established at $1 at the inception of each subaccount. Thereafter, the value of an accumulation unit is determined as of the close of trading on each day the New York Stock Exchange is open for business.

An index (the “Net Investment Factor”) which measures the investment performance of a subaccount during a valuation period, is used to determine the value of an accumulation unit for the next subsequent valuation period. The Net Investment Factor may be greater or less than or equal to one; therefore, the value of an accumulation unit may increase, decrease or remain the same from one valuation period to the next. The owner bears this investment risk. The net investment performance of a subaccount and deduction of certain charges affect the accumulation unit value.

The Net Investment Factor for any subaccount for any valuation period is determined by dividing (a) by (b) and subtracting (c) from the result, where:

(a)	is the net result of:

(1)	the net asset value per share of the shares held in the subaccount determined at the end of the current valuation period, plus

(2)	the per share amount of any dividend or capital gain distribution made with respect to the shares held in the subaccount if the ex-dividend date occurs during the current valuation period, plus or minus

(3)	a per share credit or charge for any taxes determined by Transamerica to have resulted during the valuation period from the investment operations of the subaccount;

(b)	is the net asset value per share of the shares held in the subaccount determined as of the end of the immediately preceding valuation period; and

(c)	is an amount representing the separate account charge and any optional benefit fees, if applicable.

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Illustration of Accumulation Unit Value Calculations

Formula and Illustration for Determining the Net Investment Factor

(Assume the Annual Step-Up Death Benefit is in effect and no optional riders or benefits are elected.)

Investment Experience Factor = (A + B - C) - E

                                                             D

Where: A =	The Net Asset Value of an underlying fund share as of the end of the current valuation Period.
	Assume	A = $11.57
B =	The per share amount of any dividend or capital gains distribution since the end of the Immediately preceding valuation period.
	Assume	B = 0
C =	The per share charge or credit for any taxes reserved for at the end of the current Valuation period.
	Assume	C = 0
D =	The Net Asset Value of an underlying fund share at the end of the immediately preceding Valuation period.
	Assume	D = $11.40
E =	The daily deduction for mortality and expense risk fee and administrative charges, which (on these assumptions) totals 1.50% on an annual basis.
	On a daily basis	= .0000407916

Then, the Investment Experience Factor = (11.57+ 0 - 0) - .0000407916 = Z = 1.0148714891

                                                                             11.40

Formula and Illustration for Determining Accumulation Unit Value

Accumulation Unit Value = A * B

Where: A =	The accumulation unit value for the immediately preceding valuation period.
	Assume	= $X
B =	The Net Investment Factor for the current valuation period.
	Assume	= Y

Then, the accumulation unit value = $X * Y = $Z

Annuity Unit Value and Annuity Payment Rates

The amount of variable annuity payments will vary with annuity unit values. Annuity unit values rise if the net investment performance of the subaccount exceeds the annual assumed investment return of 5% annually. Conversely, annuity unit values fall if the net investment performance of the subaccount is less than the annual assumed investment return. The value of a variable annuity unit in each subaccount was established at $1 on the date operations began for that subaccount. The value of a variable annuity unit on any subsequent business day is equal to (a) multiplied by (b) multiplied by (c), where:

(a) is the variable annuity unit value for that subaccount on the immediately preceding business day;

(b) is the net investment factor for that subaccount for the valuation period; and

(c) is the investment result adjustment factor for the valuation period.

The investment result adjustment factor for the valuation period is the product of discount factors of .99986634 per day to recognize the 5% effective annual assumed investment return. The valuation period is the period from the close of the immediately preceding business day to the close of the current business day.

The net investment factor for the policy used to calculate the value of a variable annuity unit in each subaccount for the valuation period is determined by dividing (i) by (ii) and subtracting (iii) from the result, where:

(i)	is the result of:

(1)	the net asset value of a fund share held in that subaccount determined at the end of the current valuation period; plus

(2)	the per share amount of any dividend or capital gain distributions made by the fund for shares held in that subaccount if the ex-dividend date occurs during the valuation period; plus or minus

(3)	a per share charge or credit for any taxes reserved for, which Transamerica determines to have resulted from the investment operations of the subaccount.

(ii)	is the net asset value of a fund share held in that subaccount determined as of the end of the immediately preceding valuation period.

(iii)	is a factor representing the mortality and expense risk fee and administrative charge. This factor is equal, on an annual basis, to 1.25% of the daily net asset value of a fund share held in that subaccount.

The dollar amount of subsequent variable annuity payments will depend upon changes in applicable annuity unit values.

The annuity payment rates vary according to the annuity option elected and the sex and adjusted age of the annuitant at the annuity commencement date. The policy also contains a table for determining the adjusted age of the annuitant.

Illustration of Calculations for Annuity Unit Value

and Variable Annuity Payments

Formula and Illustration for Determining Annuity Unit Value

Annuity Unit Value = A * B * C

Where: A =	Annuity unit value for the immediately preceding valuation period.
	Assume	= $X
B =	Investment Experience Factor for the valuation period for which the annuity unit value is being Calculated.
	Assume	= Y
C =	A factor to neutralize the annual assumed investment return of 5% built into the Annuity Tables used.
	Assume	= Z

Then, the annuity unit value is: $X * Y * Z = $Q

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Formula and Illustration for Determining Amount of

First Monthly Variable Annuity Payment

First Monthly Variable Annuity Payment = A * B

                                                                       $1,000

Where: A =	The policy value as of the annuity commencement date.
	Assume	= $	X
B =	The Annuity purchase rate per $1,000 based upon the option selected, the sex and adjusted age of the annuitant according to the tables contained in the policy.
	Assume	= $	Y

Then, the first Monthly Variable Annuity Payment = $X * $Y = $Z

                                                                                          1,000

Formula and Illustration for Determining the Number of Annuity Units

Represented by Each Monthly Variable Annuity Payment

Number of annuity units = A

                                             B

Where: A =	The dollar amount of the first monthly Variable Annuity Payment.
	Assume	= $X
B =	The annuity unit value for the Valuation Date on which the first monthly payment is due.
	Assume	= $Y

Then, the number of annuity units = $X = Z

                                                           $Y

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BENEFICIARY EARNINGS ENHANCEMENT RIDER — ADDITIONAL INFORMATION

The following examples illustrate the Beneficiary Earnings Enhancement additional death benefit payable by this rider as well as the effect of a partial surrender on the additional death benefit amount. The client is less than age 71 on the Rider Date.

Example 1

Policy Value on the Rider Date:	$100,000
Premiums paid after the Rider Date before Surrender:	$25,000
Gross Partial Surrenders after the Rider Date:	$30,000
Policy Value on date of Surrender:	$150,000
Rider Earnings on Date of Surrender (Policy Value on date of surrender – Policy Value on Rider Date – Premiums paid after Rider Date + Surrenders since Rider Date that exceeded Rider Earnings = $150,000 - $100,000 - $25,000 + 0):	$25,000
Amount of Surrender that exceeds Rider Earnings ($30,000 - $25,000):	$5,000
Base Policy Death Benefit on the date of Death Benefit Calculation:	$200,000
Policy Value on the date of Death Benefit Calculations:	$175,000
Rider Earnings (= Policy Value on date of death benefit calculations – policy value on Rider Date – Premiums since Rider Date + Surrenders since Rider Date that exceeded Rider Earnings = $175,000 - $100,000 - $25,000 + $5,000):	$55,000
Additional Death Benefit Amount (= Additional Death Benefit Factor * Rider Earnings = 40%* $55,000):	$22,000
Total Death Benefit paid (= Base policy death benefit plus Additional Death Benefit Amount):	$222,000

Example 2

Policy Value on the Rider Date:	$100,000
Premiums paid after the Rider Date before Surrender:	$0
Gross Partial Surrenders after the Rider Date:	$0
Base Policy Death Benefit on the date of Death Benefit Calculation:	$100,000
Policy Value on the date of Death Benefit Calculations:	$75,000
Rider Earnings (= Policy Value on date of death benefit calculations – policy value on Rider Date – Premiums since Rider Date + Surrenders since Rider Date that exceeded Rider Earnings = $75,000 - $100,000 - $0 + $0):	$0
Additional Death Benefit Amount (= Additional Death Benefit Factor * Rider Earnings = 40%* $0):	$0
Total Death Benefit paid (= Base policy death benefit plus Additional Death Benefit Amount):	$100,000

BENEFICIARY EARNINGS ENHANCEMENT - EXTRA II RIDER — ADDITIONAL INFORMATION

Assume the Beneficiary Earnings Enhancement- Extra II is added to a new policy opened with $100,000 initial premium. The client is less than age 71 on the Rider Date. On the first and second Rider Anniversaries, the Policy Value is $110,000 and $95,000 respectively when the Rider Fees are deducted. The client adds $25,000 premium in the 3rd Rider Year when the Policy Value is equal to $115,000 and then takes a withdrawal of $35,000 during the 4th Rider Year when the Policy Value is equal to $145,000. After 5 years, the Policy Value is equal to $130,000 and the death proceeds is $145,000.

EXAMPLE

Account value on rider date (equals initial policy value since new policy)	$100,000
Additional death benefit during first rider year	$0
Rider fee on first rider anniversary (= rider fee * policy value = 0.55% * $110,000)	$605
Additional death benefit during 2nd rider year (= sum of total rider fees paid)	$605
Rider fee on second rider anniversary (= rider fee * policy value = 0.55% * $95,000)	$522.50
Additional death benefit during 3rd rider year (= sum of total rider fees paid = $605 + $522.50)	$1,127.50
Rider benefit base in 3rd rider year prior to premium addition (= account value less premiums added since rider date = $115,000 – $0)	$115,000
Rider benefit base in 3rd rider year after premium addition (= $140,000 - $25,000)	$115,000
Rider benefit base in 4th rider year prior to withdrawal (= account value less premiums added since rider date = $145,000 - $25,000)	$120,000
Rider benefit base in 4th rider year after withdrawal (account value less premiums added since rider date =$110,000 - $25,000)	$85,000
Rider Benefit Base in 6th Rider Year (= $130,000 - $25,000)	$105,000
Additional death benefit = rider benefit percentage * rider benefit base = 30% * $105,000	$31,500
Total death proceeds (= base policy death proceeds + additional death benefit amount = $145,000 + $31,500)	$176,500

HISTORICAL PERFORMANCE DATA

Money Market Yields

Transamerica may from time to time disclose the current annualized yield of the Transamerica Money Market subaccount for a 7-day period in a manner which does not take into consideration any realized or unrealized gains or losses on shares of the money market portfolio or on its portfolio securities. This current annualized yield is computed by determining the net change (exclusive of realized gains and losses on the sale of securities and unrealized appreciation and depreciation and income other than investment income) at the end of the 7-day period in the value of a hypothetical account having a balance of 1 unit at the beginning of the 7-day period, dividing such net change in account value by the value of the account at the beginning of the period to determine the base period return, and annualizing this quotient on a 365-day basis. The net change in account value reflects (i) net income from the portfolio attributable to the hypothetical account; and (ii) charges and deductions imposed under a policy that are attributable to the hypothetical account. The charges and deductions include the per unit charges for the hypothetical account for (i) the administrative charges; and (ii) the mortality and expense risk fee. Current Yield will be calculated according to the following formula:

Current Yield = ((NCS * ES)/UV) * (365/7)

Where:

NCS

=  The net change in the value of the portfolio (exclusive of realized gains and losses on the sale of securities and unrealized appreciation and depreciation and income other than investment income) for the 7-day period attributable to a hypothetical account having a balance of 1 subaccount unit.

ES	= Per unit expenses of the subaccount for the 7-day period.
UV	= The unit value on the first day of the 7-day period.

Because of the charges and deductions imposed under a policy, the yield for the Transamerica Money Market subaccount will be lower than the yield for the Transamerica Money Market portfolio. The yield calculations do not reflect the effect of any premium taxes or surrender charges that may be applicable to a particular policy. Surrender charges range from 6% to 0% of the amount of premium payments withdrawn based on the number of years since the premium payment was made. However, surrender charges will not be assessed after the tenth policy year.

Transamerica may also disclose the effective yield of the Transamerica Money Market subaccount for the same 7-day period, determined on a compounded basis. The effective yield is calculated by compounding the base period return according to the following formula:

Effective Yield = (1 + ((NCS – ES)/UV))365/7 – 1

Where:

NCS

=  The net change in the value of the portfolio (exclusive of realized gains and losses on the sale of securities and unrealized appreciation and depreciation and income other than investment income) for the 7-day period attributable to a hypothetical account having a balance of 1 subaccount unit.

ES	= Per unit expenses of the subaccount for the 7-day period.
UV	= The unit value on the first day of the 7-day period.

The yield on amounts held in the Transamerica Money Market subaccount normally will fluctuate on a daily basis. Therefore, the disclosed yield for any given past period is not an indication or representation of future yields or rates of return. The Transamerica Money Market subaccount actual yield is affected by changes in interest rates on money market securities, average portfolio maturity of the Transamerica Money Market portfolio, the types and quality of portfolio securities held by the Transamerica Money Market portfolio and its operating expenses.

Other Subaccount Yields

Transamerica may from time to time advertise or disclose the current annualized yield of one or more of the subaccounts account (except the Transamerica Money Market subaccount) for 30-day periods. The annualized yield of a subaccount refers to income generated by the subaccount over a specific 30-day period. Because the yield is annualized, the yield generated by a subaccount during the 30-day period is assumed to be generated each 30-day period over a 12-month period. The yield is computed by: (i) dividing the net investment income of the subaccount less subaccount expenses for the period, by (ii) the maximum offering price per unit on the last day of the period times the daily average number of units outstanding for the period, (iii) compounding that yield for a 6-month period, and (iv) multiplying that result by 2. Expenses attributable to the subaccount include (i) the administrative charge and (ii) the mortality and expense risk fee. The 30-day yield is calculated according to the following formula:

Yield = 2 * ((((NI – ES)/(U * UV)) + 1)6 –1)

Where:

NI	= Net investment income of the subaccount for the 30-day period attributable to the subaccount’s unit.
ES	= Expenses of the subaccount for the 30-day period.
U	= The average number of units outstanding.
UV	= The unit value at the close (highest) of the last day in the 30-day period.

Because of the charges and deductions imposed by the separate account, the yield for a subaccount of the separate account will be lower than the yield for its corresponding portfolio. The yield calculations do not reflect the effect of any premium taxes or surrender charges that may be applicable to a particular policy. Surrender charges range from 6% to 0% of the amount of premium payments withdrawn based on the number of years since the premium payment was made. However, surrender charges will not be assessed after the tenth policy year.

The yield on amounts held in the subaccounts normally will fluctuate over time. Therefore, the disclosed yield for any given past period is not an indication or representation of future yields or rates of return. A subaccount’s actual yield is affected by the types and quality of its investments and its operating expenses.

Total Returns

Transamerica may from time to time also advertise or disclose total returns for one or more of the subaccounts for various periods of time. One of the periods of time will include the period measured from the date the subaccount commenced operations. When a subaccount has been in operation for 1, 5 and 10 years, respectively, the total return for these periods will be provided. Total returns for other periods of time may from time to time also be disclosed. Total returns represent the average annual compounded rates of return that would equate an initial investment of $1,000 to the redemption value of that investment as of the last day of each of the periods. The ending date for each period for which total return quotations are provided will be for the most recent month end practicable, considering the type and media of the communication and will be stated in the communication.

Total returns will be calculated using subaccount unit values which Transamerica calculates on each business day based on the performance of the subaccount’s underlying fund portfolio, and the deductions for the mortality and expense risk fee and the administrative charges. Total return calculations will reflect the effect of surrender charges that may be applicable to a particular period. The total return will then be calculated according to the following formula:

P (1 + T)N = ERV

Where:

T	= The average annual total return net of subaccount recurring charges.
ERV	= The ending redeemable value of the hypothetical account at the end of the period.
P	= A hypothetical initial payment of $1,000.
N	= The number of years in the period.

Other Performance Data

Transamerica may from time to time also disclose average annual total returns in a non-standard format in conjunction with the standard format described above. The non-standard format will be identical to the standard format except that the surrender charge percentage will be assumed to be 0%.

Transamerica may from time to time also disclose cumulative total returns in conjunction with the standard format described above. The cumulative returns will be calculated using the following formula assuming that the surrender charge percentage will be 0%.

CTR = (ERV/P) –1

Where:

CTR	= The cumulative total return net of subaccount recurring charges for the period.
ERV	= The ending redeemable value of the hypothetical investment at the end of the period.

P	= A hypothetical initial payment of $1,000.

All non-standardized performance data will only be advertised if the standardized performance data is also disclosed.

Adjusted Historical Performance Data

From time to time, sales literature or advertisements may quote average annual total returns for periods prior to the date a particular subaccount commenced operations. Such performance information for the subaccounts will be calculated based on the performance of the various portfolios and the assumption that the subaccounts were in existence for the same periods as those indicated for the portfolios, with the level of policy charges that are currently in effect.

PUBLISHED RATINGS

Transamerica may from time to time publish in advertisements, sales literature and reports to owners, the ratings and other information assigned to it by one or more independent rating organizations such as A.M. Best Company, Standard & Poor’s Insurance Ratings Services, Moody’s Investors Service and Fitch Financial Ratings. The purpose of the ratings is to reflect the financial strength of Transamerica. The ratings should not be considered as bearing on the investment performance of assets held in the separate account or of the safety or riskiness of an investment in the separate account. Each year the A.M. Best Company reviews the financial status of thousands of insurers, culminating in the assignment of Best’s ratings. These ratings reflect their current opinion of the relative financial strength and operating performance of an insurance company in comparison to the norms of the life/health insurance industry. In addition, these ratings may be referred to in advertisements or sales literature or in reports to owners. These ratings are opinions of an operating insurance company’s financial capacity to meet the obligations of its insurance policies in accordance with their terms.

STATE REGULATION OF TRANSAMERICA

Transamerica is subject to the laws of Iowa governing insurance companies and to regulation by the Iowa Division of Insurance. An annual statement in a prescribed form is filed with the Division of Insurance each year covering the operation of Transamerica for the preceding year and its financial condition as of the end of such year. Regulation by the Division of Insurance includes periodic examination to determine Transamerica’s contract liabilities and reserves so that the Division may determine the items are correct. Transamerica’s books and accounts are subject to review by the Division of Insurance at all times and a full examination of its operations is conducted periodically by the National Association of Insurance Commissioners. In addition, Transamerica is subject to regulation under the insurance laws of other jurisdictions in which it may operate.

ADMINISTRATION

Transamerica performs administrative services for the policies. These services include issuance of the policies, maintenance of records concerning the policies, and certain valuation services.

RECORDS AND REPORTS

All records and accounts relating to the separate account will be maintained by Transamerica. As presently required by the 1940 Act, as amended, and regulations promulgated thereunder, Transamerica will mail to all owners at their last known address of record, at least annually, reports containing such information as may be required under that Act or by any other applicable law or regulation. Owners will also receive confirmation of each financial transaction and any other reports required by law or regulation. However, for certain routine transactions (for example, regular monthly premiums deducted from your checking account, or regular annuity payments Transamerica sends to you) you may only receive quarterly confirmations.

DISTRIBUTION OF THE POLICIES

We currently offer the policies on a continuous basis. We anticipate continuing to offer the policies, but reserve the right to discontinue the offering.

AFSG serves as principal underwriter for the policies. AFSG’s home office is located at 4333 Edgewood Road, N.E., Cedar Rapids, Iowa 52499-0001. AFSG and TCI (distributor for the policies) are affiliates, and like us, are indirect, wholly owned subsidiaries of AEGON USA. AFSG and TCI are registered as broker-dealers with the Securities and Exchange Commission under the Securities Exchange Act of 1934, and each is a member of NASD, Inc. AFSG and TCI are not members of the Securities Investor Protection Corporation.

The policies are offered to the public through sales representatives of broker-dealers (“selling firms”) that have entered into selling agreements with us and with AFSG. AFSG compensates these selling firms for their services. Sales representatives are appointed as our insurance agents.

During fiscal years 2005 and 2004, the amounts paid to AFSG in connection with all policies sold through the separate account was $4,559,608 and $2,562,457, respectively. AFSG passes through commissions it receives to selling firms for their sales and does not retain any portion of them. We and/or our affiliates provide paid-in capital to AFSG and pay for AFSG’s operating and other expenses, including overhead, legal and accounting fees.

We and TCI may pay certain selling firms additional cash amounts for: (1) “preferred product” treatment of the policies in their marketing programs, which may include marketing services and increased access to their sales representatives; (2) sales promotions relating to the policies; (3) costs associated with sales conferences and educational seminars for their sales representatives; and (4) other sales expenses incurred by them. We and/or AFSG may make bonus payments to certain selling firms based on aggregate sales or persistency standards. These additional payments are not offered to all selling firms, and the terms of any particular agreement governing the payments may vary among selling firms.

VOTING RIGHTS

To the extent required by law, Transamerica will vote the underlying fund portfolios’ shares held by the separate account at regular and special shareholder meetings of the underlying fund portfolios in accordance with instructions received from persons having voting interests in the portfolios, although none of the underlying fund portfolios hold regular annual shareholder meetings. If, however, the 1940 Act or any regulation thereunder should be amended or if the present interpretation thereof should change, and as a result Transamerica determines that it is permitted to vote the underlying fund portfolios shares in its own right, it may elect to do so.

Before the annuity commencement date, you hold the voting interest in the selected portfolios. The number of votes that you have the right to instruct will be calculated separately for each subaccount. The number of votes that you have the right to instruct for a particular subaccount will be determined by dividing your policy value in the subaccount by the net asset value per share of the corresponding portfolio in which the subaccount invests. Fractional shares will be counted.

After the annuity commencement date, the person receiving annuity payments has the voting interest, and the number of votes decreases as annuity payments are made and as the reserves for the policy decrease. The person’s number of votes will be determined by dividing the reserve for the policy allocated to the applicable subaccount by the net asset value per share of the corresponding portfolio. Fractional shares will be counted.

The number of votes that you or the person receiving income payments has the right to instruct will be determined as of the date established by the underlying fund portfolio for determining shareholders eligible to vote at the meeting of the underlying fund portfolio. Transamerica will solicit voting instructions by sending you, or other persons entitled to vote, written requests for instructions prior to that meeting in accordance with procedures established by the underlying fund portfolio. Portfolio shares as to which no timely instructions are received, and shares held by Transamerica in which you, or other persons entitled to vote have no beneficial interest, will be voted in proportion to the voting instructions that are received with respect to all policies participating in the same subaccount.

Each person having a voting interest in a subaccount will receive proxy material, reports, and other materials relating to the appropriate portfolio.

OTHER PRODUCTS

Transamerica makes other variable annuity policies available that may also be funded through the separate account. These variable annuity policies may have different features, such as different investment options or charges.

CUSTODY OF ASSETS

Transamerica holds assets of each of the subaccounts. The assets of each of the subaccounts are segregated and held separate and apart from the assets of the other subaccounts and from Transamerica’s general account assets. Transamerica maintains records of all purchases and redemptions of shares of the underlying fund portfolios held by each of the subaccounts. Additional protection for the assets of the separate account is afforded by Transamerica’s fidelity bond, presently in the amount of $5,000,000, covering the acts of officers and employees of Transamerica.

LEGAL MATTERS

Sutherland Asbill & Brennan LLP, of Washington D.C. has provided legal advice to Transamerica relating to certain matters under the federal securities laws.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The statutory-basis financial statements and schedules of Transamerica and the audited financial statements of certain subaccounts of the Separate Account have been audited by Ernst & Young LLP, Independent Registered Public Accounting Firm, Suite 3000, 801 Grand Avenue, Des Moines, Iowa 50309. The financial statements audited by Ernst & Young LLP are included in reliance upon such reports given on the authority of such firm as experts in accounting and auditing.

The financial statements of the Separate Account at December 31, 2005 and for the periods disclosed in the financial statements, and the financial statements and schedules of Transamerica at December 31, 2005 and 2004, and for each of the three years in the period ended December 31, 2005, appearing herein, have been audited by Ernst & Young LLP, Suite 3000, 801 Grand Avenue, Des Moines, Iowa 50309, Independent Registered Public Accounting Firm, as set forth in their respective reports thereon appearing elsewhere herein, and are included in reliance upon such reports given upon the authority of such firm as experts in accounting and auditing.

OTHER INFORMATION

A Registration Statement has been filed with the SEC, under the Securities Act of 1933 as amended, with respect to the policies discussed in this SAI. Not all of the information set forth in the registration statement, amendments and exhibits thereto has been included in the prospectus or this SAI. Statements contained in the prospectus and this SAI concerning the content of the policies and other legal instruments are intended to be summaries. For a complete statement of the terms of these documents, reference should be made to the instruments filed with the SEC.

FINANCIAL STATEMENTS

The values of your interest in the separate account will be affected solely by the investment results of the selected subaccount(s). The statutory-basis financial statements of Transamerica Life Insurance Company, which are included in this SAI, should be considered only as bearing on the ability of Transamerica to meet its obligations under the policies. They should not be considered as bearing on the investment performance of the assets held in the separate account.

[THIS SPACE INTENTIONALLY LEFT BLANK]

APPENDIX A

CONDENSED FINANCIAL INFORMATION

The accumulation unit values and the number of accumulation units outstanding for each subaccount from the date of inception are shown in the following tables.

		2.00%					1.80%
Subaccount	Year	Beginning AUV		Ending AUV		# Units	Beginning AUV		Ending AUV		# Units
Federated Growth & Income - Service Class(1)	2005		$1.075738		$1.104520	18220		$1.077663		$1.108678	5722
	2004		$1.000000		$1.075738	0.00		$1.000000		$1.077663	1555
Transamerica Convertible Securities - Service Class(1)	2005		$1.062585		$1.078711	16012		$1.064490		$1.082746	76508
	2004		$1.000000		$1.062585	2377		$1.000000		$1.064490	0.00
Transamerica Equity - Service Class(1)	2005		$1.131097		$1.289501	43435		$1.133126		$1.294342	50549
	2004		$1.000000		$1.131097	6612		$1.000000		$1.133126	18238
Transamerica Money Market - Service Class(1)	2005		$.989110		$.995255	15979		$.990880		$.998981	92252
	2004		$1.000000		$.989110	3418		$1.000000		$.990880	14456
Transamerica U.S. Government Securities - Service Class(1)	2005		$1.003461		$1.003331	17347		$1.005258		$1.007100	76311
	2004		$1.000000		$1.003461	3558		$1.000000		$1.005258	5004
Transamerica U.S. Government Securities – PAM Fund – Service Class(1)	2005 2004	$ $	1.003461 1.000000	$ $	1.003331 1.003461	0.00 0.00	$ $	1.005258 1.000000	$ $	1.007100 1.005258	0.00 0.00
Van Kampen Active International Allocation - Service Class(1)	2005		$1.128544		$1.257085	40793		$1.130565		$1.261799	63271
	2004		$1.000000		$1.128544	7356		$1.000000		$1.130565	33208
Van Kampen Mid-Cap Growth - Service Class(1)a	2005		$1.036299		$1.090331	4354		$1.038159		$1.094416	7883
	2004		$1.000000		$1.036299	0.00		$1.000000		$1.038159	6949
AIM V.I Basic Value Fund - Series II(1)	2005		$1.068405		$1.104375	42624		$1.070318		$1.108514	48198
	2004		$1.000000		$1.068405	0.00		$1.000000		$1.070318	0.00
AIM V.I. Core Equity Fund - Series II(1)	2005		$1.052635		$1.084435	2469		$1.054519		$1.088515	6083
	2004		$1.000000		$1.052635	0.00		$1.000000		$1.054519	0.00
AIM V.I. Mid Cap Core Equity Fund - Series II(1)	2005		$1.092618		$1.149113	6182		$1.094573		$1.153427	2727
	2004		$1.000000		$1.092618	2346		$1.000000		$1.094573	0.00
Columbia Small Cap Value Fund, Variable Series - Class A Shares(1)b	2005 2004	$ $	1.166547 1.000000	$ $	1.208260 1.166547	8600 6142	$ $	1.168636 1.000000	$ $	1.212762 1.168636	52239 20038
Columbia Strategic Income Fund, Variable Series - Class A Shares(1)c	2005 2004	$ $	1.075317 1.000000	$ $	1.071232 1.075317	71436 10491	$ $	1.077253 1.000000	$ $	1.075248 1.077253	173435 55418
Dreyfus Core Bond Portfolio - Service Class(1)	2005		$1.025509		$1.026713	12229		$1.027351		$1.030577	76310
	2004		$1.000000		$1.025509	17681		$1.000000		$1.027351	7756
Dreyfus VIF - International Equity Portfolio - Service Class(1)	2005 2004	$ $	1.203605 1.000000	$ $	1.350608 1.203605	28196 4519	$ $	1.205755 1.000000	$ $	1.355668 1.205755	0.00 0.00
Dreyfus VIF - Limited Term High Yield Portfolio - Service Class(1)	2005 2004	$ $	1.068125 1.000000	$ $	1.071736 1.068125	93966 11333	$ $	1.070033 1.000000	$ $	1.075767 1.070033	130520 44455
Dreyfus VIF - Small Company Stock Portfolio - Service Class(1)	2005 2004	$ $	1.141457 1.000000	$ $	1.127809 1.141457	4120 3874	$ $	1.143512 1.000000	$ $	1.132047 1.143512	0.00 0.00
Federated Equity Income Fund II(1)	2005		$1.086695		$1.100986	12828		$1.088648		$1.105124	32811
	2004		$1.000000		$1.086695	0.00		$1.000000		$1.088648	5995
Federated American Leaders Fund II - Service Shares(1)	2005		$1.062032		$1.091001	42481		$1.063927		$1.095083	141194
	2004		$1.000000		$1.062032	4680		$1.000000		$1.063927	40461
Federated Capital Appreciation Fund II - Service Shares(1)	2005		$1.034853		$1.031829	50613		$1.036709		$1.035688	168758
	2004		$1.000000		$1.034853	14928		$1.000000		$1.036709	52174
Federated Kaufmann Fund II - Service Shares(1)	2005		$1.099237		$1.194971	80970		$1.101218		$1.199472	339469
	2004		$1.000000		$1.099237	9421		$1.000000		$1.101218	166096
Huntington VA Dividend Capture Fund(1)	2005		$1.088865		$1.105890	212436		$1.090815		$1.110053	315548
	2004		$1.000000		$1.088865	51271		$1.000000		$1.090815	108935
Huntington VA Growth Fund(1)	2005		$1.011549		$.998890	90606		$1.013356		$1.002636	68399
	2004		$1.000000		$1.011549	46851		$1.000000		$1.013356	27384
Huntington VA Income Equity Fund(1)	2005		$1.100224		$1.110890	91982		$1.102187		$1.115049	110818
	2004		$1.000000		$1.100224	51178		$1.000000		$1.102187	48010

		2.00%					1.80%
Subaccount	Year	Beginning AUV		Ending AUV		# Units	Beginning AUV		Ending AUV		# Units
Huntington VA International Equity Fund(1)	2005		$1.098111		$1.240463	45634		$1.099540		$1.244504	55191
	2004		$1.000000		$1.098111	0.00		$1.000000		$1.099540	0.00
Huntington VA Macro 100 Fund(1)	2005		$1.098486		$1.132406	160109		$1.099918		$1.136093	61825
	2004		$1.000000		$1.098486	8084		$1.000000		$1.099918	21353
Huntington VA Mid Corp America Fund(1)	2005		$1.122266		$1.239775	156236		$1.124276		$1.244425	178506
	2004		$1.000000		$1.122266	17824		$1.000000		$1.124276	75104
Huntington VA Mortgage Securities Fund(1)	2005		$1.045188		$1.037563	116834		$1.046554		$1.040952	33363
	2004		$1.000000		$1.045188	2440		$1.000000		$1.046554	1919
Huntington VA New Economy Fund(1)	2005		$1.133325		$1.258288	55232		$1.135349		$1.263012	26359
	2004		$1.000000		$1.133325	0.00		$1.000000		$1.135349	1910
Huntington VA Rotating Markets Fund(1)	2005		$1.078743		$1.159854	42538		$1.080671		$1.164199	10649
	2004		$1.000000		$1.078743	14795		$1.000000		$1.080671	0.00
Huntington VA Situs Small Cap Fund(1)	2005		$1.181396		$1.350947	34191		$1.182931		$1.355343	68340
	2004		$1.000000		$1.181396	0.00		$1.000000		$1.182931	12589
MFS Investors Growth Stock Series - Service Class(1)	2005		$1.041176		$1.063961	67759		$1.043037		$1.067949	148856
	2004		$1.000000		$1.041176	11201		$1.000000		$1.043037	59169
MFS Research Bond Series - Service Class(1)(a)	2005		$1.029777		$1.021985	63103		$1.031623		$1.025828	268262
	2004		$1.000000		$1.029777	3350		$1.000000		$1.031623	110341
MFS Total Return Series - Service Class(1)	2005		$1.072196		$1.078533	124600		$1.074119		$1.082589	205149
	2004		$1.000000		$1.072196	0.00		$1.000000		$1.074119	59491
The Universal Institutional Funds, Inc.	2005		$1.076704		$1.133565	133586		$1.078636		$1.137815	905456
Equity and Income Portfolio - Class II Shares(1)	2004		$1.000000		$1.076704	0.00		$1.000000		$1.078636	354096
The Universal Institutional Funds, Inc.	2005		$1.086365		$1.192682	98859		$1.088302		$1.197156	261552
Global Franchise Portfolio - Class II Shares(1)	2004		$1.000000		$1.086365	0.00		$1.000000		$1.088302	116256
Van Kampen Life Investment Trust	2005		$1.104851		$1.203620	27685		$1.106839		$1.208152	1546
Aggressive Growth Portfolio - Class II Shares(1)	2004		$1.000000		$1.104851	0.00		$1.000000		$1.106839	0.00
Van Kampen Life Investment Trust Comstock Portfolio - Class II Shares(1)	2005 2004	$ $	1.119888 1.000000	$ $	1.143114 1.119888	12884 0.00	$ $	1.121903 1.000000	$ $	1.147411 1.121903	43151 35232
Wanger U.S. Smaller Companies(1)	2005		$1.111409		$1.212310	38154		$1.113407		$1.216865	298593
	2004		$1.000000		$1.111409	0.00		$1.000000		$1.113407	112583

(1)	Subaccount Inception Date February 2, 2004.

(a)	Formerly known as Van Kampen Emerging Growth.

(b)	Formerly known as Colonial Small Cap Value Fund, Variable Series.

(c)	Formerly known as Colonial Strategic Income Fund, Variable Series.

		1.50%					1.30%
Subaccount	Year	Beginning AUV		Ending AUV		# Units	Beginning AUV		Ending AUV		# Units
Federated Growth & Income - Service Class(1)	2005		$1.080571		$1.114937	285281		$1.082520		$1.119147	211013
	2004		$1.000000		$1.080571	122984		$1.000000		$1.082520	80275
Transamerica Convertible Securities - Service Class(1)	2005 2004	$ $	1.067365 1.000000	$ $	1.088880 1.067365	96254 68213	$ $	1.069276 1.000000	$ $	1.092983 1.069276	78215 52779
Transamerica Equity - Service Class(1)	2005		$1.136177		$1.301650	296030		$1.138235		$1.306582	236974
	2004		$1.000000		$1.136177	168467		$1.000000		$1.138235	91588
Transamerica Money Market - Service Class(1)	2005		$.993553		$1.004635	119438		$.995339		$1.008418	136337
	2004		$1.000000		$.993553	35547		$1.000000		$.995339	24296
Transamerica U.S. Government Securities - Service Class(1)	2005 2004	$ $	1.007964 1.000000	$ $	1.012784 1.007964	234118 131606	$ $	1.009771 1.000000	$ $	1.016590 1.009771	205807 161577
Transamerica U.S. Government Securities – PAM Fund – Service Class(1)	2005 2004	$ $	1.007964 1.000000	$ $	1.012784 1.007964	0.00 0.00	$ $	1.009771 1.000000	$ $	1.016590 1.009771	0.00 0.00
Van Kampen Active International Allocation - Service Class(1)	2005 2004	$ $	1.133608 1.000000	$ $	1.268934 1.133608	51085 18219	$ $	1.135647 1.000000	$ $	1.273715 1.135647	67961 16035
Van Kampen Mid-Cap Growth - Service Class(1)a	2005 2004	$ $	1.040965 1.000000	$ $	1.100617 1.040965	63693 16594	$ $	1.042835 1.000000	$ $	1.104766 1.042835	154819 31799
AIM V.I Basic Value Fund - Series II(1)	2005		$1.073209		$1.114783	134741		$1.075140		$1.118989	172731
	2004		$1.000000		$1.073209	117330		$1.000000		$1.075140	30329
AIM V.I. Core Equity Fund - Series II(1)	2005		$1.057364		$1.094658	40674		$1.059251		$1.098764	94445
	2004		$1.000000		$1.057364	28568		$1.000000		$1.059251	50100
AIM V.I. Mid Cap Core Equity Fund - Series II(1)	2005		$1.097520		$1.159936	50376		$1.099499		$1.164314	63705
	2004		$1.000000		$1.097520	34656		$1.000000		$1.099499	11653
Columbia Small Cap Value Fund, Variable Series - Class A Shares(1)b	2005 2004	$ $	1.171777 1.000000	$ $	1.219609 1.171777	46875 12967	$ $	1.173895 1.000000	$ $	1.224218 1.173895	42272 9886
Columbia Strategic Income Fund, Variable Series - Class A Shares(1)c	2005 2004	$ $	1.080151 1.000000	$ $	1.081332 1.080151	232858 138182	$ $	1.082096 1.000000	$ $	1.085407 1.082096	658645 275528
Dreyfus Core Bond Portfolio - Service Class(1)	2005		$1.030131		$1.036404	333073		$1.031981		$1.040312	338311
	2004		$1.000000		$1.030131	234926		$1.000000		$1.031981	138824
Dreyfus VIF - International Equity Portfolio - Service Class(1)	2005 2004	$ $	1.209021 1.000000	$ $	1.363353 1.209021	79289 79125	$ $	1.211188 1.000000	$ $	1.368487 1.211188	43717 6998
Dreyfus VIF - Limited Term High Yield Portfolio - Service Class(1)	2005 2004	$ $	1.072916 1.000000	$ $	1.081836 1.072916	184752 77510	$ $	1.074847 1.000000	$ $	1.085911 1.074847	262947 160531
Dreyfus VIF - Small Company Stock Portfolio - Service Class(1)	2005 2004	$ $	1.146588 1.000000	$ $	1.138442 1.146588	22686 14814	$ $	1.148657 1.000000	$ $	1.142745 1.148657	9231 6731
Federated Equity Income Fund II(1)	2005		$1.091579		$1.111369	96677		$1.093553		$1.115570	14471
	2004		$1.000000		$1.091579	42627		$1.000000		$1.093553	14779
Federated American Leaders Fund II - Service Shares(1)	2005		$1.066800		$1.101285	252711		$1.068721		$1.105441	291802
	2004		$1.000000		$1.066800	118027		$1.000000		$1.068721	115079
Federated Capital Appreciation Fund II - Service Shares(1)	2005		$1.039503		$1.041537	380995		$1.041384		$1.045479	529281
	2004		$1.000000		$1.039503	281205		$1.000000		$1.041384	250088
Federated Kaufmann Fund II - Service Shares(1)	2005		$1.104180		$1.206240	661776		$1.106165		$1.210782	1910531
	2004		$1.000000		$1.104180	374721		$1.000000		$1.106165	500797
Huntington VA Dividend Capture Fund(1)	2005		$1.093760		$1.116312	1188920		$1.095723		$1.120513	2212724
	2004		$1.000000		$1.093760	550675		$1.000000		$1.095723	442232
Huntington VA Growth Fund(1)	2005		$1.016091		$1.008306	643884		$1.017918		$1.012110	785225
	2004		$1.000000		$1.016091	335124		$1.000000		$1.017918	238874
Huntington VA Income Equity Fund(1)	2005		$1.105153		$1.121338	627980		$1.107156		$1.125592	659973
	2004		$1.000000		$1.105153	337203		$1.000000		$1.107156	194670

		1.50%			1.30%
Subaccount	Year	Beginning AUV	Ending AUV	# Units	Beginning AUV	Ending AUV	# Units
Huntington VA International Equity Fund(1)	2005	$1.101688	$1.250606	133453	$1.103136	$1.254724	334509
	2004	$1.000000	$1.101688	22405	$1.000000	$1.103136	21626
Huntington VA Macro 100 Fund(1)	2005	$1.102068	$1.141669	551862	$1.103508	$1.145403	533928
	2004	$1.000000	$1.102068	173399	$1.000000	$1.103508	84596
Huntington VA Mid Corp America Fund(1)	2005	$1.127312	$1.251463	556360	$1.129331	$1.256178	647850
	2004	$1.000000	$1.127312	337473	$1.000000	$1.129331	195085
Huntington VA Mortgage Securities Fund(1)	2005	$1.048602	$1.046072	402763	$1.049959	$1.049481	653889
	2004	$1.000000	$1.048602	0.00	$1.000000	$1.049959	42642
Huntington VA New Economy Fund(1)	2005	$1.138420	$1.270148	448986	$1.140459	$1.274930	263244
	2004	$1.000000	$1.138420	219835	$1.000000	$1.140459	33999
Huntington VA Rotating Markets Fund(1)	2005	$1.083581	$1.170787	266381	$1.085540	$1.175204	142548
	2004	$1.000000	$1.083581	166721	$1.000000	$1.085540	95380
Huntington VA Situs Small Cap Fund(1)	2005	$1.185243	$1.361993	239713	$1.186801	$1.366455	687437
	2004	$1.000000	$1.185243	42040	$1.000000	$1.186801	61882
MFS Investors Growth Stock Series - Service Class(1)	2005	$1.045847	$1.073987	85192	$1.047738	$1.078046	271864
	2004	$1.000000	$1.045847	8088	$1.000000	$1.047738	66012
MFS Research Bond Series - Service Class(1)(a)	2005	$1.034394	$1.031616	616452	$1.036261	$1.035492	2327003
	2004	$1.000000	$1.034394	244099	$1.000000	$1.036261	453395
MFS Total Return Series - Service Class(1)	2005	$1.077007	$1.088703	623283	$1.078953	$1.092820	678923
	2004	$1.000000	$1.077007	286555	$1.000000	$1.078953	179097
The Universal Institutional Funds, Inc.	2005	$1.081538	$1.144243	1171282	$1.083490	$1.148562	5372513
Equity and Income Portfolio - Class II Shares(1)	2004	$1.000000	$1.081538	570106	$1.000000	$1.083490	1083147
The Universal Institutional Funds, Inc.	2005	$1.091244	$1.203930	437349	$1.093201	$1.208462	1986767
Global Franchise Portfolio - Class II Shares(1)	2004	$1.000000	$1.091244	208508	$1.000000	$1.093201	376480
Van Kampen Life Investment Trust	2005	$1.109819	$1.214964	9013	$1.111818	$1.219547	34813
Aggressive Growth Portfolio - Class II Shares(1)	2004	$1.000000	$1.109819	0.00	$1.000000	$1.111818	5717
Van Kampen Life Investment Trust	2005	$1.124922	$1.153886	135542	$1.126943	$1.158238	398701
Comstock Portfolio - Class II Shares(1)	2004	$1.000000	$1.124922	59229	$1.000000	$1.126943	74821
Wanger U.S. Smaller Companies(1)	2005	$1.116404	$1.223731	439711	$1.118420	$1.228359	1589866
	2004	$1.000000	1.116404	263236	$1.000000	$1.118420	435796

(1)	Subaccount Inception Date February 2, 2004.

(a)	Formerly known as Van Kampen Emerging Growth.

(b)	Formerly known as Colonial Small Cap Value Fund, Variable Series.

(c)	Formerly known as Colonial Strategic Income Fund, Variable Series.

		1.25%					1.05%
Subaccount	Year	Beginning AUV		Ending AUV		# Units	Beginning AUV		Ending AUV		# Units
Federated Growth & Income - Service Class(1)	2005		$1.083007		$1.120207	141226		$1.084965		$1.124444	221890
	2004		$1.000000		$1.083007	96537		$1.000000		$1.084965	140793
Transamerica Convertible Securities - Service Class(1)	2005 2004	$ $	1.069764 1.000000	$ $	1.094016 1.069764	54925 42928	$ $	1.071696 1.000000	$ $	1.098147 1.071696	216016 130301
Transamerica Equity - Service Class(1)	2005		$1.138733		$1.307794	590019		$1.140797		$1.312737	513261
	2004		$1.000000		$1.138733	399793		$1.000000		$1.140797	251420
Transamerica Money Market - Service Class(1)	2005		$.995795		$1.009380	63365		$.997584		$1.013190	804567
	2004		$1.000000		$.995795	20167		$1.000000		$.997584	204469
Transamerica U.S. Government Securities - Service Class(1)	2005 2004	$ $	1.010235 1.000000	$ $	1.017560 1.010235	413819 319485	$ $	1.012057 1.000000	$ $	1.021410 1.012057	505073 447011
Transamerica U.S. Government Securities – PAM Fund – Service Class(1)	2005 2004	$ $	1.010235 1.000000	$ $	1.017560 1.010235	0.00 0.00	$ $	1.012057 1.000000	$ $	1.021410 1.012057	26151 0.00
Van Kampen Active International Allocation - Service Class(1)	2005 2004	$ $	1.136154 1.000000	$ $	1.274917 1.136154	79568 35447	$ $	1.138211 1.000000	$ $	1.279739 1.138211	132865 75477
Van Kampen Mid-Cap Growth - Service Class(1)a	2005 2004	$ $	1.043289 1.000000	$ $	1.105790 1.043289	110082 38086	$ $	1.045183 1.000000	$ $	1.109981 1.045183	302219 162363
AIM V.I Basic Value Fund - Series II(1)	2005		$1.075627		$1.120051	45049		$1.077564		$1.124288	195346
	2004		$1.000000		$1.075627	54411		$1.000000		$1.077564	143770
AIM V.I. Core Equity Fund - Series II(1)	2005		$1.059748		$1.099828	56471		$1.061649		$1.103982	196208
	2004		$1.000000		$1.059748	21870		$1.000000		$1.061649	136965
AIM V.I. Mid Cap Core Equity Fund - Series II(1)	2005 2004	$ $	1.099998 1.000000	$ $	1.165413 1.099998	42100 22416	$ $	1.101985 1.000000	$ $	1.169822 1.101985	37677 8609
Columbia Small Cap Value Fund, Variable Series - Class A Shares(1)b	2005 2004	$ $	1.174426 1.000000	$ $	1.225379 1.174426	493419 271795	$ $	1.176542 1.000000	$ $	1.230005 1.176542	157234 116793
Columbia Strategic Income Fund, Variable Series - Class A Shares(1)c	2005 2004	$ $	1.082581 1.000000	$ $	1.086424 1.082581	376739 174693	$ $	1.084541 1.000000	$ $	1.090538 1.084541	1190486 286082
Dreyfus Core Bond Portfolio - Service Class(1)	2005 2004	$ $	1.032443 1.000000	$ $	1.041297 1.032443	357947 199936	$ $	1.034305 1.000000	$ $	1.045224 1.034305	475341 310780
Dreyfus VIF - International Equity Portfolio - Service Class(1)	2005 2004	$ $	1.211742 1.000000	$ $	1.369791 1.211742	58694 18919	$ $	1.213920 1.000000	$ $	1.374965 1.213920	74817 54893
Dreyfus VIF - Limited Term High Yield Portfolio - Service Class(1)	2005 2004	$ $	1.075340 1.000000	$ $	1.086943 1.075340	107141 56634	$ $	1.077273 1.000000	$ $	1.091038 1.077273	325335 195628
Dreyfus VIF - Small Company Stock Portfolio - Service Class(1)	2005 2004	$ $	1.149176 1.000000	$ $	1.143818 1.149176	5325 2767	$ $	1.151247 1.000000	$ $	1.148146 1.151247	22677 20603
Federated Equity Income Fund II(1)	2005		$1.094040		$1.116608	99572		$1.096019		$1.120834	152771
	2004		$1.000000		$1.094040	1724		$1.000000		$1.096019	85708
Federated American Leaders Fund II - Service Shares(1)	2005 2004	$ $	1.069197 1.000000	$ $	1.106474 1.069197	349893 229630	$ $	1.071127 1.000000	$ $	1.110663 1.071127	296636 208947
Federated Capital Appreciation Fund II - Service Shares(1)	2005 2004	$ $	1.041849 1.000000	$ $	1.046461 1.041849	304514 214135	$ $	1.043733 1.000000	$ $	1.050427 1.043733	760492 440603
Federated Kaufmann Fund II - Service Shares(1)	2005 2004	$ $	1.106668 1.000000	$ $	1.211932 1.106668	2051322 660666	$ $	1.108668 1.000000	$ $	1.216511 1.108668	1642783 766285
Huntington VA Dividend Capture Fund(1)	2005		$1.096222		$1.121587	1364029		$1.098203		$1.125833	2250362
	2004		$1.000000		$1.096222	741656		$1.000000		$1.098203	1049563
Huntington VA Growth Fund(1)	2005		$1.018384		$1.013069	609520		$1.020213		$1.016892	1262866
	2004		$1.000000		$1.018384	352920		$1.000000		$1.020213	600915
Huntington VA Income Equity Fund(1)	2005		$1.107646		$1.126647	1782133		$1.109644		$1.130903	1347607
	2004		$1.000000		$1.107646	415902		$1.000000		$1.109644	525563

		1.25%					1.05%
Subaccount	Year	Beginning AUV		Ending AUV		# Units	Beginning AUV		Ending AUV		# Units
Huntington VA International Equity Fund(1)	2005		$1.103494		$1.255743	115049		$1.104942		$1.259882	531110
	2004		$1.000000		$1.103494	8578		$1.000000		$1.104942	69239
Huntington VA Macro 100 Fund(1)	2005		$1.103874		$1.146358	687101		$1.105319		$1.150121	931107
	2004		$1.000000		$1.103874	387660		$1.000000		$1.105319	262555
Huntington VA Mid Corp America Fund(1)	2005		$1.129842		$1.257366	718699		$1.131883		$1.262120	906012
	2004		$1.000000		$1.129842	523609		$1.000000		$1.131883	547847
Huntington VA Mortgage Securities Fund(1)	2005		$1.050327		$1.050366	493734		$1.051684		$1.053802	759304
	2004		$1.000000		$1.050327	90733		$1.000000		$1.051684	48326
Huntington VA New Economy Fund(1)	2005		$1.140977		$1.276129	490704		$1.143026		$1.280953	513625
	2004		$1.000000		$1.140977	238291		$1.000000		$1.143026	161321
Huntington VA Rotating Markets Fund(1)	2005		$1.086025		$1.176316	119872		$1.087986		$1.180759	130549
	2004		$1.000000		$1.086025	76488		$1.000000		$1.087986	101667
Huntington VA Situs Small Cap Fund(1)	2005		$1.187193		$1.367584	346659		$1.188744		$1.372075	455485
	2004		$1.000000		$1.187193	108250		$1.000000		$1.188744	101067
MFS Investors Growth Stock Series - Service Class(1)	2005 2004	$ $	1.048212 1.000000	$ $	1.079061 1.048212	102476 25570	$ $	1.050110 1.000000	$ $	1.083147 1.050110	399982 173174
MFS Research Bond Series - Service Class(1)	2005		$1.036734		$1.036489	394665		$1.038601		$1.040383	1415963
	2004		$1.000000		$1.036734	116871		$1.000000		$1.038601	579645
MFS Total Return Series - Service Class(1)	2005		$1.079445		$1.093858	1520501		$1.081378		$1.097978	1556986
	2004		$1.000000		$1.079445	261020		$1.000000		$1.081378	640073
The Universal Institutional Funds, Inc. Equity and Income Portfolio - Class II Shares(1)	2005 2004	$ $	1.083981 1.000000	$ $	1.149646 1.083981	1035388 204156	$ $	1.085934 1.000000	$ $	1.153999 1.085934	3850887 1616670
The Universal Institutional Funds, Inc Global Franchise Portfolio - Class II Shares(1)	2005 2004	$ $	1.093697 1.000000	$ $	1.209606 1.093697	283455 51069	$ $	1.095671 1.000000	$ $	1.214176 1.095671	1258297 543563
Van Kampen Life Investment Trust Aggressive Growth Portfolio - Class II Shares(1)	2005 2004	$ $	1.112317 1.000000	$ $	1.220709 1.112317	55483 2741	$ $	1.114322 1.000000	$ $	1.225307 1.114322	27694 22568
Van Kampen Life Investment Trust Comstock Portfolio - Class II Shares(1)	2005 2004	$ $	1.127459 1.000000	$ $	1.159349 1.127459	429702 202575	$ $	1.129491 1.000000	$ $	1.163719 1.129491	847967 318447
Wanger U.S. Smaller Companies(1)	2005		$1.118930		$1.229522	1602560		$1.120933		$1.234150	1302990
	2004		$1.000000		$1.118930	416020		$1.000000		$1.120933	619990

(1)	Subaccount Inception Date February 2, 2004.

(a)	Formerly known as Van Kampen Emerging Growth.

(b)	Formerly known as Colonial Small Cap Value Fund, Variable Series.

(c)	Formerly known as Colonial Strategic Income Fund, Variable Series.

APPENDIX B

HISTORICAL PERFORMANCE DATA

Standardized Performance Data

Transamerica may advertise historical yields and total returns for the subaccounts of the separate account. These figures are based on historical earnings and will be calculated according to guidelines from the SEC. They do not indicate future performance.

Transamerica Money Market Subaccount. The yield of the Transamerica Money Market subaccount for a policy refers to the annualized income generated by an investment under a policy in the subaccount over a specified seven-day period. The yield is calculated by assuming that the income generated for that seven-day period is generated each seven-day period over a 52-week period and is shown as a percentage of the investment. The effective yield is calculated similarly but, when annualized, the income earned by an investment under a policy in the subaccount is assumed to be reinvested. The effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment.

Other Subaccounts. The yield of a subaccount of the separate account (other than the Transamerica Money Market subaccount) for a policy refers to the annualized income generated by an investment under a policy in the subaccount over a specified 30-day period. The yield is calculated by assuming that the income generated by the investment during that 30-day period is generated each 30-day period over a 12-month period and is shown as a percentage of the investment.

The total return of a subaccount of the separate account refers to return quotations assuming an investment under a policy has been held in the subaccount for various periods of time including a period measured from the date the subaccount commenced operations. When a subaccount has been in operation for 1, 5, and 10 years, respectively, the total return for these periods will be provided. The total return quotations for a subaccount will represent the average annual compounded rates of return that equate an initial investment of $1,000 in the subaccount to the redemption value of that investment as of the last day of each of the periods for which total return quotations are provided.

The yield and total return calculations for a subaccount do not reflect the effect of any premium taxes that may be applicable to a particular policy and they may not reflect the charges for any optional features. The yield calculations also do not reflect the effect of any surrender charge that may be applicable to a particular policy. To the extent that any or all of a premium tax and/or surrender charge is applicable to a particular policy, or one or more features are elected, the yield and/or total return of that policy will be reduced. For additional information regarding yields and total returns calculated using the standard formats briefly summarized above, please refer to the SAI, a copy of which may be obtained from the administrative and service office upon request.

Based on the method of calculation described in the SAI, the average annual total returns for periods from inception of the subaccounts to December 31, 2005, and for the one and five year periods ended December 31, 2005 are shown in Tables 1-A and 1-B below. Total returns shown reflect deductions for the mortality and expense risk fee and the administrative charges, and any 12b-1 fee, if applicable restated as if the 12b-1 fee had been in existence from the date of inception. Standard total return calculations will reflect the effect of surrender charges that may be applicable to a particular period.

TABLE 1 -A

Standard Average Annual Total Returns

(Assuming a Surrender Charge, Beneficiary Earnings Enhancement – Extra II, Liquidity Rider, and GPS)

Annual Step-Up Death Benefit

(Total Separate Account Annual Expenses: 3.15%)

Portfolio	1 Year Ended 12/31/05	5 Year Ended 12/31/05	Inception of the Subaccount to 12/31/05	Subaccount Inception Date
Federated Growth & Income – Service Class	-3.48%	N/A	1.50%	February 2, 2004
Transamerica Convertible Securities – Service Class	-4.63%	N/A	0.19%	February 2, 2004
Transamerica Equity – Service Class	7.70%	N/A	10.62%	February 2, 2004
Transamerica U.S. Government Securities – Service Class	-6.14%	N/A	-3.71%	February 2, 2004
Van Kampen Active International Allocation – Service Class	5.12%	N/A	9.01%	February 2, 2004
Van Kampen Mid-Cap Growth – Service Class(1)	-0.98%	N/A	0.78%	February 2, 2004
AIM V.I. Basic Value Fund – Series II	-2.80%	N/A	1.49%	February 2, 2004
AIM V.I. Core Equity Fund – Series II	-3.14%	N/A	0.48%	February 2, 2004
AIM V.I. Mid Cap Core Equity Fund – Series II	-1.02%	N/A	3.72%	February 2, 2004
Columbia Small Cap Value Fund, Variable Series – Class A(2)	-2.60%	N/A	6.60%	February 2, 2004
Columbia Strategic Income Fund, Variable Series – Class A(3)	-6.50%	N/A	-0.19%	February 2, 2004
Dreyfus IP – Core Bond Portfolio – Service Class	-6.01%	N/A	-2.49%	February 2, 2004
Dreyfus VIF – International Equity Portfolio – Service Class	5.93%	N/A	13.59%	February 2, 2004
Dreyfus VIF – Limited Term High Yield Portfolio – Service Class	-7.71%	N/A	-1.23%	February 2, 2004
Dreyfus VIF – Small Company Stock Portfolio – Service Class	-7.30%	N/A	2.66%	February 2, 2004
Federated Equity Income Fund II	-4.82%	N/A	1.32%	February 2, 2004
Federated American Leaders Fund II – Service Shares	-3.43%	N/A	0.82%	February 2, 2004
Federated Capital Appreciation Fund II – Service Shares	-6.41%	N/A	-2.22%	February 2, 2004
Federated Kaufmann Fund II – Service Shares	2.47%	N/A	5.96%	February 2, 2004
Huntington VA Dividend Capture Fund	-4.58%	N/A	1.57%	February 2, 2004
Huntington VA Growth Fund	-7.36%	N/A	-3.95%	February 2, 2004
Huntington VA Income Equity Fund	-5.17%	N/A	1.82%	February 2, 2004
Huntington VA International Equity Fund	6.67%	N/A	9.65%	May 1, 2004
Huntington VA Macro 100 Fund	-3.08%	N/A	3.53%	May 1, 2004
Huntington VA Mid Corp America Fund	4.21%	N/A	8.14%	February 2, 2004
Huntington VA Mortgage Securities Fund	-6.84%	N/A	-2.00%	May 1, 2004
Huntington VA New Economy Fund	4.76%	N/A	9.07%	February 2, 2004
Huntington VA Rotating Markets Fund	1.30%	N/A	4.25%	February 2, 2004
Huntington VA Situs Small Cap Fund	8.04%	N/A	15.98%	May 1, 2004
MFS Investors Growth Stock Series – Service Class	-3.96%	N/A	-0.56%	February 2, 2004
MFS Research Bond Series – Service Class	-6.87%	N/A	-2.73%	February 2, 2004
MFS Total Return Series – Service Class	-5.54%	N/A	0.18%	February 2, 2004
The Universal Institutional Funds, Inc. Equity Income Portfolio – Class II Shares	-0.91%	N/A	2.95%	February 2, 2004
The Universal Institutional Funds, Inc. Global Franchise Portfolio – Class II Shares	3.54%	N/A	5.85%	February 2, 2004
Van Kampen Life Investment Trust Aggressive Growth Portfolio – Class II Shares	2.70%	N/A	6.37%	February 2, 2004
Van Kampen Life Investment Trust Comstock Portfolio – Class II Shares	-4.08%	N/A	3.42%	February 2, 2004
Wanger U.S. Smaller Companies	2.84%	N/A	6.79%	February 2, 2004

(1)	Formerly known as Van Kampen Emerging Growth.

(2)	Formerly known as Colonial Small Cap Value Fund, Variable Series.

(3)	Formerly known as Colonial Strategic Income Fund, Variable Series.

TABLE 1 -B

Standard Average Annual Total Returns

(Assuming a Surrender Charge and No Optional Features)

Return of Premium Death Benefit

(Total Separate Account Annual Expenses: 1.30%)

Portfolio	1 Year Ended 12/31/05	5 Year Ended 12/31/05	Inception of the Subaccount to 12/31/05	Subaccount Inception Date
Federated Growth & Income – Service Class	-1.58%	N/A	3.49%	February 2, 2004
Transamerica Convertible Securities – Service Class	-2.75%	N/A	2.16%	February 2, 2004
Transamerica Equity – Service Class	9.82%	N/A	12.91%	February 2, 2004
Transamerica U.S. Government Securities – Service Class	-4.29%	N/A	-1.82%	February 2, 2004
Van Kampen Active International Allocation – Service Class	7.19%	N/A	11.27%	February 2, 2004
Van Kampen Mid-Cap Growth – Service Class(1)	0.97%	N/A	2.76%	February 2, 2004
AIM V.I. Basic Value Fund – Series II	-0.89%	N/A	3.48%	February 2, 2004
AIM V.I. Core Equity Fund – Series II	-1.24%	N/A	2.46%	February 2, 2004
AIM V.I. Mid Cap Core Equity Fund – Series II	0.93%	N/A	5.76%	February 2, 2004
Columbia Small Cap Value Fund, Variable Series – Class A(2)	-0.68%	N/A	8.76%	February 2, 2004
Columbia Strategic Income Fund, Variable Series – Class A(3)	-4.66%	N/A	1.77%	February 2, 2004
Dreyfus IP – Core Bond Portfolio – Service Class	-4.16%	N/A	-0.57%	February 2, 2004
Dreyfus VIF – International Equity Portfolio – Service Class	8.02%	N/A	15.94%	February 2, 2004
Dreyfus VIF – Limited Term High Yield Portfolio – Service Class	-5.90%	N/A	0.71%	February 2, 2004
Dreyfus VIF – Small Company Stock Portfolio – Service Class	-5.48%	N/A	4.68%	February 2, 2004
Federated Equity Income Fund II	-2.95%	N/A	3.31%	February 2, 2004
Federated American Leaders Fund II – Service Shares	-1.53%	N/A	2.80%	February 2, 2004
Federated Capital Appreciation Fund II – Service Shares	-4.57%	N/A	-0.30%	February 2, 2004
Federated Kaufmann Fund II – Service Shares	4.49%	N/A	8.07%	February 2, 2004
Huntington VA Dividend Capture Fund	-2.70%	N/A	3.56%	February 2, 2004
Huntington VA Growth Fund	-5.54%	N/A	-2.06%	February 2, 2004
Huntington VA Income Equity Fund	-3.30%	N/A	3.82%	February 2, 2004
Huntington VA International Equity Fund	8.77%	N/A	11.94%	May 1, 2004
Huntington VA Macro 100 Fund	-1.17%	N/A	5.56%	May 1, 2004
Huntington VA Mid Corp America Fund	6.27%	N/A	10.39%	February 2, 2004
Huntington VA Mortgage Securities Fund	-5.01%	N/A	-0.08%	May 1, 2004
Huntington VA New Economy Fund	6.82%	N/A	11.33%	February 2, 2004
Huntington VA Rotating Markets Fund	3.29%	N/A	6.30%	February 2, 2004
Huntington VA Situs Small Cap Fund	10.17%	N/A	18.39%	May 1, 2004
MFS Investors Growth Stock Series – Service Class	-2.07%	N/A	1.39%	February 2, 2004
MFS Research Bond Series – Service Class	-5.04%	N/A	-0.82%	February 2, 2004
MFS Total Return Series – Service Class	-3.68%	N/A	2.15%	February 2, 2004
The Universal Institutional Funds, Inc. Equity Income Portfolio – Class II Shares	1.04%	N/A	4.97%	February 2, 2004
The Universal Institutional Funds, Inc. Global Franchise Portfolio – Class II Shares	5.58%	N/A	7.95%	February 2, 2004
Van Kampen Life Investment Trust Aggressive Growth Portfolio – Class II Shares	4.72%	N/A	8.52%	February 2, 2004
Van Kampen Life Investment Trust Comstock Portfolio – Class II Shares	-2.19%	N/A	5.45%	February 2, 2004
Wanger U.S. Smaller Companies	4.86%	N/A	8.97%	February 2, 2004

(1)	Formerly known as Van Kampen Emerging Growth.

(2)	Formerly known as Colonial Small Cap Value Fund, Variable Series.

(3)	Formerly known as Colonial Strategic Income Fund, Variable Series.

The figures in the above table may reflect waiver of advisory fees and reimbursement of other expenses. In the absence of such waivers, the average annual total return figures above would have been lower. (See the prospectuses for the underlying fund portfolios.)

Non-Standardized Performance Data

In addition to the standardized data discussed above, similar performance data for other periods may also be shown.

Transamerica may from time to time also advertise or disclose average annual total return or other performance data in non-standard formats for a subaccount of the separate account. The non-standardized performance data may assume that no surrender charge is applicable, and may also make other assumptions such as the amount invested in a subaccount, differences in time periods to be shown, or the effect of partial surrenders or annuity payments.

All non-standardized performance data will be advertised only if the standardized performance data is also disclosed. For additional information regarding the calculation of other performance data, please refer to the SAI.

The non-standardized average annual total return figures shown in Table 2 are based on the assumption that the policy is not surrendered, and therefore the surrender charge is not imposed. Also, the table below does not reflect the charge for any optional feature, and any 12b-1 fee, if applicable restated as if the 12b-1 fee had been in existence from the date of inception.

[THIS SPACE INTENTIONALLY LEFT BLANK]

TABLE 2

Non-Standard Average Annual Total Returns

(Assuming No Surrender Charge or Optional Features)

Return of Premium Death Benefit

(Total Separate Account Annual Expenses: 1.30%)

Portfolio	1 Year Ended 12/31/05	5 Year Ended 12/31/05	Inception of the Subaccount to 12/31/05	Subaccount Inception Date
Federated Growth & Income – Service Class	3.38%	N/A	6.06%	February 2, 2004
Transamerica Convertible Securities – Service Class	2.22%	N/A	4.76%	February 2, 2004
Transamerica Equity – Service Class	14.79%	N/A	15.01%	February 2, 2004
Transamerica U.S. Government Securities – Service Class	0.68%	N/A	0.86%	February 2, 2004
Van Kampen Active International Allocation – Service Class	12.16%	N/A	13.49%	February 2, 2004
Van Kampen Mid-Cap Growth – Service Class(1)	5.94%	N/A	5.35%	February 2, 2004
AIM V.I. Basic Value Fund – Series II	4.08%	N/A	6.06%	February 2, 2004
AIM V.I. Core Equity Fund – Series II	3.73%	N/A	5.05%	February 2, 2004
AIM V.I. Mid Cap Core Equity Fund – Series II	5.89%	N/A	8.28%	February 2, 2004
Columbia Small Cap Value Fund, Variable Series – Class A(2)	4.29%	N/A	11.16%	February 2, 2004
Columbia Strategic Income Fund, Variable Series – Class A(3)	0.31%	N/A	4.38%	February 2, 2004
Dreyfus IP – Core Bond Portfolio – Service Class	0.81%	N/A	2.09%	February 2, 2004
Dreyfus VIF – International Equity Portfolio – Service Class	12.99%	N/A	17.83%	February 2, 2004
Dreyfus VIF – Limited Term High Yield Portfolio – Service Class	-0.93%	N/A	3.34%	February 2, 2004
Dreyfus VIF – Small Company Stock Portfolio – Service Class	-0.51%	N/A	7.23%	February 2, 2004
Federated Equity Income Fund II	2.01%	N/A	5.89%	February 2, 2004
Federated American Leaders Fund II – Service Shares	3.44%	N/A	5.38%	February 2, 2004
Federated Capital Appreciation Fund II – Service Shares	0.39%	N/A	2.35%	February 2, 2004
Federated Kaufmann Fund II – Service Shares	9.46%	N/A	10.52%	February 2, 2004
Huntington VA Dividend Capture Fund	2.26%	N/A	6.13%	February 2, 2004
Huntington VA Growth Fund	-0.57%	N/A	0.63%	February 2, 2004
Huntington VA Income Equity Fund	1.67%	N/A	6.38%	February 2, 2004
Huntington VA International Equity Fund	13.74%	N/A	14.57%	May 1, 2004
Huntington VA Macro 100 Fund	3.80%	N/A	8.48%	May 1, 2004
Huntington VA Mid Corp America Fund	11.23%	N/A	12.67%	February 2, 2004
Huntington VA Mortgage Securities Fund	-0.05%	N/A	2.94%	May 1, 2004
Huntington VA New Economy Fund	11.79%	N/A	13.54%	February 2, 2004
Huntington VA Rotating Markets Fund	8.26%	N/A	8.81%	February 2, 2004
Huntington VA Situs Small Cap Fund	15.14%	N/A	20.58%	May 1, 2004
MFS Investors Growth Stock Series – Service Class	2.89%	N/A	4.01%	February 2, 2004
MFS Research Bond Series – Service Class	-0.07%	N/A	1.84%	February 2, 2004
MFS Total Return Series – Service Class	1.29%	N/A	4.75%	February 2, 2004
The Universal Institutional Funds, Inc. Equity Income Portfolio – Class II Shares	6.01%	N/A	7.51%	February 2, 2004
The Universal Institutional Funds, Inc. Global Franchise Portfolio – Class II Shares	10.54%	N/A	10.41%	February 2, 2004
Van Kampen Life Investment Trust Aggressive Growth Portfolio – Class II Shares	9.69%	N/A	10.94%	February 2, 2004
Van Kampen Life Investment Trust Comstock Portfolio – Class II Shares	2.78%	N/A	7.98%	February 2, 2004
Wanger U.S. Smaller Companies	9.83%	N/A	11.36%	February 2, 2004

(1)	Formerly known as Van Kampen Emerging Growth.

(2)	Formerly known as Colonial Small Cap Value Fund, Variable Series.

(3)	Formerly known as Colonial Strategic Income Fund, Variable Series.

The figures in the above table may reflect waiver of advisory fees and reimbursement of other expenses. In the absence of such waivers, the average annual total return figures above would have been lower. (See the prospectuses for the underlying fund portfolios.)

Adjusted Historical Performance Data. The following performance data is historic performance data for the underlying portfolios since their inception reduced by some or all of the fees and charges under the policy. Such adjusted historic performance includes data that precedes the inception dates of the subaccounts. This data is designed to show the performance that would have resulted if the policy had been in existence during that time, based on the performance of the applicable portfolio and the assumption that the applicable subaccount was in existence for the same period as the portfolio with a level of charges equal to those currently assessed under the policies. This data does not indicate future performance.

For instance, as shown in the tables below, Transamerica may disclose average annual total returns for the portfolios reduced by all fees and charges under the policy, as if the policy had been in existence since the inception of the portfolio. Such fees and charges include the mortality and expense risk fee, administrative charge, surrender charges and any 12b-1 fee, if applicable, restated as if the 12b-1 fee had been in existence from the inception date. Table 3 assume a complete surrender of the policy at the end of the period, and therefore the surrender charge is deducted. Table 4 assume that the policy is not surrendered, and therefore the surrender charge is not deducted. Also, the tables below do not reflect the charge for any optional features.

[THIS SPACE INTENTIONALLY LEFT BLANK]

The following information is also based on the method of calculation described in the SAI. The adjusted historical average annual total returns for periods ended December 31, 2005, were as follows:

TABLE 3

Hypothetical (Adjusted Historical) Average Annual Total Returns (1)

(Assuming a Surrender Charge and No Optional Features)

Return of Premium Death Benefit

(Total Separate Account Annual Expenses: 1.30%)

Portfolio	1 Year	5 Year	10 Year or Inception(2)	Corresponding Portfolio Inception Date
Federated Growth & Income – Service Class	-1.58%	9.37%	9.87%	March 1, 1994
Transamerica Convertible Securities – Service Class	-2.75%	N/A	6.24%	May 1, 2002
Transamerica Equity – Service Class	9.82%	0.90%	12.47%	February 26, 1969
Transamerica U.S. Government Securities – Service Class	-4.29%	2.15%	3.02%	October 2, 1986
Van Kampen Active International Allocation – Service Class	7.19%	0.55%	3.50%	April 8, 1991
Van Kampen Mid-Cap Growth – Service Class(3)	0.97%	-9.44%	7.40%	March 1, 1993
AIM V.I. Basic Value Fund – Series II	-0.89%	N/A	3.41%	September 10, 2001
AIM V.I. Core Equity Fund – Series II	-1.24%	-3.28%	5.61%	May 2, 1994
AIM V.I. Mid Cap Core Equity Fund – Series II	0.93%	N/A	7.43%	September 10, 2001
Columbia Small Cap Value Fund, Variable Series – Class A(4)	-0.68%	10.96%	7.82%	May 19, 1998
Columbia Strategic Income Fund, Variable Series – Class A(5)	-4.66%	5.20%	4.49%	July 5, 1994
Dreyfus IP – Core Bond Portfolio – Service Class	-4.16%	2.90%	3.87%	May 1, 2000
Dreyfus VIF – International Equity Portfolio – Service Class	8.02%	1.57%	5.54%	May 2, 1994
Dreyfus VIF – Limited Term High Yield Portfolio – Service Class	-5.90%	1.99%	0.43%	April 30, 1997
Dreyfus VIF – Small Company Stock Portfolio – Service Class	-5.48%	4.36%	5.81%	May 1, 1996
Federated Equity Income Fund II	-2.95%	-0.54%	3.75%	December 16, 1996
Federated American Leaders Fund II – Service Shares	-1.53%	0.76%	7.14%	January 1, 1994
Federated Capital Appreciation Fund II – Service Shares	-4.57%	-6.30%	-10.24%	June 16, 2000
Federated Kaufmann Fund II – Service Shares	4.49%	N/A	8.39%	April 30, 2002
Huntington VA Dividend Capture Fund	-2.70%	N/A	7.72%	October 15, 2001
Huntington VA Growth Fund	-5.54%	N/A	-3.82%	May 1, 2001
Huntington VA Income Equity Fund	-3.30%	3.50%	3.35%	October 21, 1999
Huntington VA International Equity Fund	8.77%	N/A	11.94%	May 1, 2004
Huntington VA Macro 100 Fund	-1.17%	N/A	5.56%	May 1, 2004
Huntington VA Mid Corp America Fund	6.27%	N/A	10.94%	October 15, 2001
Huntington VA Mortgage Securities Fund	-5.01%	N/A	-0.08%	May 1, 2004
Huntington VA New Economy Fund	6.82%	N/A	11.10%	October 15, 2001
Huntington VA Rotating Markets Fund	3.29%	N/A	5.64%	October 15, 2001
Huntington VA Situs Small Cap Fund	10.17%	N/A	18.39%	May 1, 2004
MFS Investors Growth Stock Series – Service Class	-2.07%	-6.82%	-1.59%	May 3, 1999
MFS Research Bond Series – Service Class	-5.04%	5.20%	4.39%	October 24, 1995
MFS Total Return Series – Service Class	-3.68%	3.07%	7.21%	January 3, 1995
The Universal Institutional Funds, Inc. Equity Income Portfolio – Class II Shares	1.04%	N/A	10.39%	May 1, 2003
The Universal Institutional Funds, Inc. Global Franchise Portfolio – Class II Shares	5.58%	N/A	15.52%	May 1, 2003
Van Kampen Life Investment Trust Aggressive Growth Portfolio – Class II Shares	4.72%	-7.30%	-12.05%	September 25, 2000
Van Kampen Life Investment Trust Comstock Portfolio – Class II Shares	-2.19%	2.89%	5.76%	September 18, 2000
Wanger U.S. Smaller Companies	4.86%	10.21%	13.76%	May 2, 1995

(1)	The calculation of total return performance for periods prior to inception of the subaccounts reflects deductions for the mortality and expense risk fee and administrative charge on a monthly basis, rather than a daily basis. The monthly deduction is made at the beginning of each month and generally approximates the performance which would have resulted if the subaccount had been in existence since the inception of the portfolio.

(2)	If the corresponding inception date is less than ten years, the performance is for the time period since the corresponding inception date.

(3)	Formerly known as Van Kampen Emerging Growth.

(4)	Formerly known as Columbia Small Cap Value Fund, Variable Series.

(5)	Formerly known as Columbia Strategic Income Fund, Variable Series.

The figures in the above table may reflect waiver of advisory fees and reimbursement of other expenses. In the absence of such waivers, the average annual total return figures above would have been lower. (See the prospectuses for the underlying fund portfolios.)

TABLE 4

Hypothetical (Adjusted Historical) Average Annual Total Returns (1)

(Assuming No Surrender Charge or Optional Features )

Return of Premium Death Benefit

(Total Separate Account Annual Expenses: 1.30%)

Portfolio	1 Year	5 Year	10 Year or Inception(2)	Corresponding Portfolio Inception Date
Federated Growth & Income – Service Class	3.38%	9.53%	10.04%	March 1, 1994
Transamerica Convertible Securities – Service Class	2.22%	N/A	6.96%	May 1, 2002
Transamerica Equity – Service Class	14.79%	1.06%	12.64%	February 26, 1969
Transamerica U.S. Government Securities – Service Class	0.68%	2.32%	3.19%	October 2, 1986
Van Kampen Active International Allocation – Service Class	12.16%	0.71%	3.67%	April 8, 1991
Van Kampen Mid-Cap Growth – Service Class(3)	5.94%	-9.28%	7.57%	March 1, 1993
AIM V.I. Basic Value Fund – Series II	4.08%	N/A	3.78%	September 10, 2001
AIM V.I. Core Equity Fund – Series II	3.73%	-3.12%	5.78%	May 2, 1994
AIM V.I. Mid Cap Core Equity Fund – Series II	5.89%	N/A	7.78%	September 10, 2001
Columbia Small Cap Value Fund, Variable Series – Class A(4)	4.29%	11.13%	7.98%	May 19, 1998
Columbia Strategic Income Fund, Variable Series – Class A(5)	0.31%	5.36%	4.66%	July 5, 1994
Dreyfus IP – Core Bond Portfolio – Service Class	0.81%	3.06%	4.04%	May 1, 2000
Dreyfus VIF – International Equity Portfolio – Service Class	12.99%	1.74%	5.71%	May 2, 1994
Dreyfus VIF – Limited Term High Yield Portfolio – Service Class	-0.93%	2.15%	0.60%	April 30, 1997
Dreyfus VIF – Small Company Stock Portfolio – Service Class	-0.51%	4.53%	5.98%	May 1, 1996
Federated Equity Income Fund II	2.01%	-0.37%	3.92%	December 16, 1996
Federated American Leaders Fund II – Service Shares	3.44%	0.92%	7.31%	January 1, 1994
Federated Capital Appreciation Fund II – Service Shares	0.39%	-6.13%	-10.07%	June 16, 2000
Federated Kaufmann Fund II – Service Shares	9.46%	N/A	9.08%	April 30, 2002
Huntington VA Dividend Capture Fund	2.26%	N/A	8.07%	October 15, 2001
Huntington VA Growth Fund	-0.57%	N/A	-3.41%	May 1, 2001
Huntington VA Income Equity Fund	1.67%	3.67%	3.51%	October 21, 1999
Huntington VA International Equity Fund	13.74%	N/A	14.57%	May 1, 2004
Huntington VA Macro 100 Fund	3.80%	N/A	8.48%	May 1, 2004
Huntington VA Mid Corp America Fund	11.23%	N/A	11.26%	October 15, 2001
Huntington VA Mortgage Securities Fund	-0.05%	N/A	2.94%	May 1, 2004
Huntington VA New Economy Fund	11.79%	N/A	11.41%	October 15, 2001
Huntington VA Rotating Markets Fund	8.26%	N/A	6.01%	October 15, 2001
Huntington VA Situs Small Cap Fund	15.14%	N/A	20.58%	May 1, 2004
MFS Investors Growth Stock Series – Service Class	2.89%	-6.66%	-1.43%	October 24, 1995
MFS Research Bond Series – Service Class	-0.07%	5.37%	4.56%	October 24, 1995
MFS Total Return Series – Service Class	1.29%	3.24%	7.37%	January 3, 1995
The Universal Institutional Funds, Inc. Equity Income Portfolio – Class II Shares	6.01%	N/A	11.79%	May 1, 2003
The Universal Institutional Funds, Inc. Global Franchise Portfolio – Class II Shares	10.54%	N/A	16.56%	May 1, 2003
Van Kampen Life Investment Trust Aggressive Growth Portfolio – Class II Shares	9.69%	-7.13%	-11.89%	September 25, 2000
Van Kampen Life Investment Trust Comstock Portfolio – Class II Shares	2.78%	3.05%	5.93%	September 18, 2000
Wanger U.S. Smaller Companies	9.83%	10.37%	13.93%	May 2, 1995

(1)	The calculation of total return performance for periods prior to inception of the subaccounts reflects deductions for the mortality and expense risk fee and administrative charge on a monthly basis, rather than a daily basis. The monthly deduction is made at the beginning of each month and generally approximates the performance which would have resulted if the subaccount had been in existence since the inception of the portfolio.

(2)	If the corresponding inception date is less than ten years, the performance is for the time period since the corresponding inception date.

(3)	Formerly known as Van Kampen Emerging Growth.

(4)	Formerly known as Colonial Small Cap Value Fund, Variable Series.

(5)	Formerly known as Colonial Strategic Income Fund, Variable Series.

The figures in the above table may reflect waiver of advisory fees and reimbursement of other expenses. In the absence of such waivers, the average annual total return figures above would have been lower. (See the prospectuses for the underlying fund portfolios.)

FINANCIAL STATEMENTS AND SCHEDULES – STATUTORY BASIS

Transamerica Life Insurance Company

Years Ended December 31, 2005, 2004, and 2003

Transamerica Life Insurance Company

Financial Statements and Schedules – Statutory Basis

Years Ended December 31, 2005, 2004, and 2003

Report of Independent Registered Public Accounting Firm

The Board of Directors

Transamerica Life Insurance Company

We have audited the accompanying statutory-basis balance sheets of Transamerica Life Insurance Company (an indirect wholly-owned subsidiary of AEGON N.V.) as of December 31, 2005 and 2004, and the related statutory-basis statements of operations, changes in capital and surplus, and cash flow for each of the three years in the period ended December 31, 2005. Our audits also included the statutory-basis financial statement schedules required by Regulation S-X, Article 7. These financial statements and schedules are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements and schedules based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Company’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described in Note 1 to the financial statements, the Company presents its financial statements in conformity with accounting practices prescribed or permitted by the Insurance Division, Department of Commerce, of the State of Iowa, which practices differ from U.S. generally accepted accounting principles. The variances between such practices and U.S. generally accepted accounting principles are also described in Note 1. The effects on the financial statements of these variances are not reasonably determinable but are presumed to be material.

In our opinion, because of the effects of the matter described in the preceding paragraph, the financial statements referred to above do not present fairly, in conformity with U.S. generally accepted accounting principles, the financial position of Transamerica Life Insurance Company at December 31, 2005 and 2004, or the results of its operations or its cash flow for each of the three years in the period ended December 31, 2005.

However, in our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Transamerica Life Insurance Company at December 31, 2005 and 2004, and the results of its operations and its cash flow for each of the three years in the period ended December 31, 2005, in conformity with accounting practices prescribed or permitted by the Insurance Division, Department of Commerce, of the State of Iowa. Also, in our opinion, the related financial statement schedules, when considered in relation to the basic statutory-basis financial statements taken as a whole, present fairly in all material respects the information set forth therein.

As discussed in Note 2 to the financial statements, in 2003 Transamerica Life Insurance Company changed its accounting for derivative instruments and changed various accounting policies to be in accordance with Actuarial Guideline 38. Also as described in Note 2 to the financial statements, in 2005 the Company changed its accounting for investments in subsidiary, controlled and affiliated entities as well as its accounting for transfers and servicing of financial assets and extinguishment of liabilities.

/s/ Ernst & Young LLP

Des Moines, Iowa

February 17, 2006

Transamerica Life Insurance Company

Balance Sheets – Statutory Basis

(Dollars in Thousands, Except per Share Amounts)

	December 31
	2005	2004
		Restated
Admitted assets
Cash and invested assets:
Cash and short-term investments	$326,027	$1,297,372
Bonds	35,851,715	38,482,146
Preferred stocks:
Affiliated entities	—	1,102
Unaffiliated	338,423	478,380
Common stocks:
Affiliated entities (cost: 2005 - $84,576; 2004 - $87,956)	74,849	85,731
Unaffiliated (cost: 2005 - $234,927; 2004 - $213,050)	267,414	240,451
Mortgage loans on real estate	5,770,723	5,747,773
Real estate:
Home office properties	6,464	6,692
Properties held for production of income	5,235	5,538
Properties held for sale	22,822	24,523
Policy loans	123,221	116,252
Receivable for securities	13,474	30,848
Other invested assets	1,116,749	900,713

Total cash and invested assets	43,917,116	47,417,521
Premiums deferred and uncollected	21,154	20,986
Accrued investment income	847,091	756,140
Reinsurance receivable	3,995	1,343
Federal and foreign income tax recoverable	112,500	2,705
Net deferred income tax asset	116,392	101,349
Receivable from parent, subsidiaries, and affiliates	54,261	92,399
Other admitted assets	192,366	101,595
Separate account assets	23,662,198	20,962,873

Total admitted assets	$68,927,073	$69,456,911

	December 31
	2005	2004
		Restated
Liabilities and capital and surplus
Liabilities:
Aggregate reserves for policies and contracts:
Life	$4,008,767	$3,962,775
Annuity	26,901,713	28,876,607
Accident and health	714,373	627,835
Policy and contract claim reserves:
Life	37,337	28,616
Accident and health	40,207	36,691
Liabilities for deposit-type contracts	7,755,652	8,772,316
Other policyholders’ funds	2,562	2,873
Remittances and items not allocated	113,417	105,391
Asset valuation reserve	663,191	516,415
Interest maintenance reserve	214,962	191,109
Commissions and expense allowances payable on reinsurance assumed	101	—
Other liabilities	423,773	469,159
Reinsurance in unauthorized companies	17,264	253
Funds held under coinsurance and other reinsurance treaties	2,293,431	1,317,030
Transfers from separate accounts due or accrued	(443,974)	(470,668)
Federal and foreign income taxes payable	—	8,068
Payable for securities	104,111	1,450,823
Payable to affiliates	—	68,220
Separate account liabilities	23,662,141	20,922,787

Total liabilities	66,509,028	66,886,300
Capital and surplus:
Common stock, $10 per share par value, 1,000,000 shares authorized, 316,955 issued and outstanding shares at December 31, 2005; 500,000 shares authorized, 257,795 issued and outstanding shares at December 31, 2004	3,170	2,578
Preferred stock, Series A, $10 per share par value, 42,500 shares authorized, issued and outstanding (total liquidation value - $58,000) at December 31, 2005 and 2004; Series B, $10 per share par value, 250,000 shares authorized, 87,755 shares issued and outstanding (total liquidation value - $877,550) at December 31, 2005	1,302	425
Surplus notes	575,000	575,000
Paid-in surplus	1,437,996	1,787,236
Unassigned surplus	400,577	205,372

Total capital and surplus	2,418,045	2,570,611

Total liabilities and capital and surplus	$68,927,073	$69,456,911

See accompanying notes.

Transamerica Life Insurance Company

Statements of Operations – Statutory Basis

(Dollars in Thousands)

	Year Ended December 31
	2005	2004	2003
		Restated	Restated
Revenues:
Premiums and other considerations, net of reinsurance:
Life	$734,878	$1,192,921	$631,846
Annuity	4,191,484	4,972,942	8,824,452
Accident and health	178,855	175,387	187,118
Net investment income	2,390,054	2,380,749	2,293,923
Amortization of interest maintenance reserve	39,488	32,901	6,432
Commissions and expense allowances on reinsurance ceded	105,759	46,349	30,362
Consideration for reinsurance recapture	—	286,705	—
Income from fees associated with investment management, administration and contract guarantees for separate accounts	276,684	250,567	201,048
Reserve adjustments on reinsurance ceded	(219,021)	(125,668)	1,580,949
Coinsurance reserve recapture	—	643,279	—
Other income	62,744	60,264	66,260

	7,760,925	9,916,396	13,822,390
Benefits and expenses:
Benefits paid or provided for:
Life and accident and health	220,981	208,840	201,056
Surrender benefits	5,415,085	4,804,754	4,005,414
Other benefits	1,380,601	1,253,141	1,048,107
Increase (decrease) in aggregate reserves for policies and contracts:
Life	45,992	408,100	388,212
Annuity	(1,974,994)	639,283	2,755,105
Accident and health	86,538	97,704	63,113

	5,174,203	7,411,822	8,461,007
Insurance expenses:
Commissions	425,434	447,710	588,881
General insurance expenses	242,493	226,776	238,612
Taxes, licenses and fees	27,899	39,458	26,734
Net transfers to separate accounts	1,365,516	1,022,189	2,422,767
Reinsurance transaction initial consideration	—	—	1,587,431
Reinsurance reserve recapture	813	293,942	—
Other expenses	230,388	194,270	195,529

	2,292,543	2,224,345	5,059,954

Total benefits and expenses	7,466,746	9,636,167	13,520,961

Gain from operations before dividends to policyholders, federal income tax expense and net realized capital gains (losses) on investments	294,179	280,229	301,429
Dividends to policyholders	455	538	690

Gain from operations before federal income tax expense and net realized capital gains (losses) on investments	293,724	279,691	300,739
Federal income tax expense	4,302	78,317	57,120

Gain from operations before net realized capital gains (losses) on investments	289,422	201,374	243,619
Net realized capital gains (losses) on investments (net of related federal income taxes and amounts transferred to/from interest maintenance reserve)	9,223	65,791	(137,951)

Net income	$298,645	$267,165	$105,668

See accompanying notes.

Transamerica Life Insurance Company

Statements of Changes in Capital and Surplus – Statutory Basis

(Dollars in Thousands)

	Common Stock	Preferred Stock	Surplus Notes	Paid-in Surplus	Unassigned Surplus (Deficit)	Total Capital and Surplus
Balance at January 1, 2003
As originally presented:
Transamerica Life Insurance Company	$2,235	$425	$575,000	$1,054,622	$(76,216)	$1,556,066
Transamerica Life Insurance and Annuity Company	2,500	—	—	468,816	528,026	999,342
Merger adjustment – Retire TALIAC stock	(2,500)	—	—	2,500	—	—
Nonadmit value of reciprocal ownership	—	—	—	(109,845)	59,583	(50,262)

Balance at January 1, 2003, as restated	2,235	425	575,000	1,416,093	511,393	2,505,146
Net income	—	—	—	—	105,668	105,668
Change in net unrealized capital gains/losses	—	—	—	—	(4,988)	(4,988)
Nonadmit value of reciprocal ownership	—	—	—	(80,000)	77,159	(2,841)
Change in other nonadmitted assets	—	—	—	—	112,899	112,899
Nonadmit value of reciprocal ownership
Change in asset valuation reserve	—	—	—	—	(107,534)	(107,534)
Change in surplus in separate accounts	—	—	—	—	5,282	5,282
Change in liability for reinsurance in unauthorized companies	—	—	—	—	3,496	3,496
Change in net deferred income tax asset	—	—	—	—	(98,414)	(98,414)
Cumulative effect of change in accounting principle	—	—	—	—	(31,957)	(31,957)
Change in reserves on account of change in valuation basis	—	—	—	—	3,572	3,572
Reinsurance transactions	—	—	—	—	5,227	5,227
Dividend to stockholder	—	—	—	—	(45,700)	(45,700)
Capital distribution	—	—	—	(254,300)	—	(254,300)
Capital contribution	—	—	—	280,000	—	280,000

Balance at December 31, 2003	2,235	425	575,000	1,361,793	536,103	2,475,556
Net income	—	—	—	—	267,165	267,165
Change in net unrealized capital gains/losses	—	—	—	—	60,516	60,516
Nonadmit value of reciprocal ownership	—	—	—	(65,170)	(53,209)	(118,379)
Change in other nonadmitted assets	—	—	—	—	71,576	71,576
Change in asset valuation reserve	—	—	—	—	(220,329)	(220,329)
Change in surplus in separate accounts	—	—	—	—	560	560
Change in provision for reinsurance in unauthorized companies	—	—	—	—	(136)	(136)
Change in net deferred income tax asset	—	—	—	—	(43,530)	(43,530)
Issuance of common stock in connection with statutory merger	343	—	—	—	(343)	—
Capital contribution	—	—	—	490,000	—	490,000
Change in reserves on account of change in valuation basis	—	—	—	—	1,423	1,423
Reinsurance transactions	—	—	—	—	(14,424)	(14,424)
Dividend to stockholder	—	—	—	—	(400,000)	(400,000)
Contributed surplus related to stock appreciation rights plan of indirect parent	—	—	—	613	—	613

Balance at December 31, 2004	$2,578	$425	$575,000	$1,787,236	$205,372	$2,570,611

Transamerica Life Insurance Company

Statements of Changes in Capital and Surplus – Statutory Basis (continued)

(Dollars in Thousands)

	Common Stock	Preferred Stock	Surplus Notes	Paid-in Surplus	Unassigned Surplus (Deficit)	Total Capital and Surplus
Balance at December 31, 2004	$2,578	$425	$575,000	$1,787,236	$205,372	$2,570,611
Net income	—	—	—	—	298,645	298,645
Change in net unrealized capital gains/losses	—	—	—	—	44,453	44,453
Change in other nonadmitted assets	—	—	—	—	(1,718)	(1,718)
Change in asset valuation reserve	—	—	—	—	(146,776)	(146,776)
Change in surplus in separate accounts	—	—	—	—	199	199
Change in provision for reinsurance in unauthorized companies	—	—	—	—	(17,011)	(17,011)
Change in net deferred income tax asset	—	—	—	—	29,720	29,720
Cumulative effect of change in accounting principle	—	—	—	—	(6,668)	(6,668)
Issuance of common stock in connection with statutory merger	592	877	—	(1,812)	343	—
Return of capital	—	—	—	(348,051)	—	(348,051)
Reinsurance transactions	—	—	—	—	(5,982)	(5,982)
Contributed surplus related to stock appreciation rights plan of indirect parent	—	—	—	623	—	623

Balance at December 31, 2005	$3,170	$1,302	$575,000	$1,437,996	$400,577	$2,418,045

See accompanying notes.

Transamerica Life Insurance Company

Statements of Cash Flow – Statutory Basis

(Dollars in Thousands)

	Year Ended December 31
	2005	2004	2003
		Restated	Restated
Operating activities
Premiums collected, net of reinsurance	$5,105,476	$6,336,849	$9,585,311
Net investment income	2,466,077	2,276,092	2,342,489
Miscellaneous income	259,085	1,143,613	332,771
Benefit and loss related payments	(7,792,780)	(6,599,811)	(5,741,961)
Net transfers to separate accounts	(1,199,281)	(903,618)	(2,530,387)
Commissions, expenses paid and aggregate write-ins for deductions	(985,993)	(919,570)	(1,045,245)
Dividends paid to policyholders	(584)	(618)	(683)
Federal and foreign income taxes paid	(175,128)	(104,543)	(43,336)

Net cash (used in) provided by operating activities	(2,323,128)	1,228,394	2,898,959
Investing activities
Proceeds from investments sold, matured or repaid:
Bonds	23,151,411	26,928,308	36,744,578
Stocks	444,784	778,736	344,989
Mortgage loans	1,303,236	679,622	462,897
Real estate	15,683	22,678	9,555
Other invested assets	284,913	416,287	125,071
Receivable/payable for securities	17,374	1,145,717	146,973
Miscellaneous proceeds	11,490	143,374	250,963

Total investment proceeds	25,228,891	30,114,722	38,085,026
Cost of investments acquired:
Bonds	(20,643,565)	(28,238,630)	(38,741,920)
Stocks	(330,637)	(722,341)	(526,826)
Mortgage loans	(1,346,022)	(1,116,443)	(1,694,070)
Real estate	(303)	(34)	1,760
Other invested assets	(396,494)	(521,699)	(203,027)
Receivable/payable for securities	(1,346,713)	—	—
Miscellaneous applications	(5,322)	(44,478)	(334,906)

Total cost of investments acquired	(24,069,055)	(30,643,625)	(41,498,989)
Net increase in policy loans	(6,969)	(11,003)	(11,229)

Net cost of investments acquired	(24,076,025)	(30,654,628)	(41,510,218)

Net cash provided by (used in) investing activities	$1,152,866	$(539,906)	$(3,425,192)

Transamerica Life Insurance Company

Statements of Cash Flow – Statutory Basis (continued)

(Dollars in Thousands)

	Year Ended December 31
	2005	2004	2003
		Restated	Restated
Financing and miscellaneous activities
Other cash provided:
Capital and surplus paid in	$—	$490,000	$480,000
Borrowed funds received	8,450	—	—
Net deposits and withdrawals on deposit-type contract funds and other liabilities without life or disability contingencies	(360,558)	(499,262)	(406,713)
Funds held under reinsurance treaty with unauthorized	973,428	637,252	5,292
Other sources	(74,352)	(174,360)	459,332

Total cash provided	546,968	453,630	537,911

Other cash applied:
Dividends paid to stockholder	—	(400,000)	(45,700)
Capital distribution	(348,051)	—	(254,300)

Total other cash applied	(348,051)	(400,000)	(300,000)

Net cash provided by financing and miscellaneous activities	198,917	53,630	237,911

Net (decrease) increase in cash and short-term investments	(971,345)	742,118	(288,322)

Cash and short-term investments:
Beginning of year	1,297,372	555,254	843,576

End of year	$326,027	$1,297,372	$555,254

See accompanying notes.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands)

December 31, 2005

1. Organization and Summary of Significant Accounting Policies

Organization

Transamerica Life Insurance Company (the Company) is a stock life insurance company and is owned by AEGON USA, Inc. (100% of preferred shares) and Transamerica Occidental Life Insurance Company (100% of common shares). AEGON USA, Inc. (AEGON) and Transamerica Occidental Life Insurance Company (TOLIC) are both indirect wholly-owned subsidiaries of AEGON N.V., a holding company organized under the laws of The Netherlands.

On October 1, 2004, the Company completed a merger with Transamerica Assurance Company (TAC), which was a wholly-owned subsidiary of an affiliate, Transamerica Life Insurance and Annuity Company (TALIAC). The merger was accounted for in accordance with SSAP No. 68 as a statutory merger. As such, financial statements for periods prior to the merger were combined and the recorded assets, liabilities, and surplus of TAC were carried forward to the merged company. As a result of the merger, TALIAC was issued 34,295 shares of the Company’s common stock.

On October 1, 2005, the Company completed a merger with TALIAC, which was a wholly-owned subsidiary of an affiliate, TOLIC. The merger was accounted for in accordance with SSAP No. 68 as a statutory merger. Prior to the merger of the Company and TALIAC, TALIAC owned 34,295 shares and AEGON USA, Inc. owned 223,500 shares in common stock of the Company. TOLIC owned 100% (25,000 shares) of the outstanding common shares of TALIAC prior to the merger. As a result of the merger, the 34,295 outstanding shares of the Company previously held by TALIAC were retired and considered authorized but unissued stock of the merged entity. AEGON USA, Inc. exchanged its 223,500 common shares of the Company for 87,755 shares of a newly issued non-voting class of preferred stock of the merged entity, shares equivalent in value to that of the common shares previously held. Also in conjunction with the merger, the TALIAC stock was deemed cancelled by operation of law. In exchange for its agreement to merge TALIAC into the Company, TOLIC received 316,955 shares of the merged entity, which was an equivalent fair market value of the TALIAC stock that was deemed cancelled. As such, financial statements for periods prior to the merger were combined and the recorded assets, liabilities, and surplus of TALIAC were carried forward to the merged company. Total capital and surplus of the Company was reduced by the value of the Company’s stock held by TALIAC prior to the merger in the amount of $171,482.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

1. Organization and Summary of Significant Accounting Policies (continued)

Summarized financial information for the Company, TAC and TALIAC restated for periods prior to the mergers are as follows:

	Nine Months Ended September 30 2005	Period Ended December 31
		2004	2003
	Unaudited
Revenues:
Company	$3,371,185	$5,750,848	$8,821,301
TAC	—	152,450	171,400
TALIAC	2,857,854	4,013,098	4,829,689
Merger elimination	(51,949)	—	—

As restated	$6,177,090	$9,916,396	$13,822,390

Net income (loss):
Company	$72,538	$140,789	$214,137
TAC	—	(12,013)	(46,988)
TALIAC	158,430	138,389	(61,481)
Merger elimination	(51,949)	—	—

As restated	$179,019	$267,165	$105,668

With respect to TAC, the period ended December 31, 2004, reflects revenues and net loss for the period January 1, 2004 through September 30, 2004 (date of merger with the Company).

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

1. Organization and Summary of Significant Accounting Policies (continued)

	September 30 2005	December 31 2004
	Unaudited
Assets:
Company	$43,871,399	$44,084,752
TALIAC	25,439,677	25,543,641
Merger elimination	(170,260)	(171,482)

As restated	$69,140,816	$69,456,911

Liabilities:
Company	$42,406,844	$42,220,417
TALIAC	24,476,492	24,665,883
Merger elimination	(51,949)	—

As restated	$66,831,387	$66,886,300

Capital and surplus:
Company	$1,464,555	$1,864,335
TALIAC	963,185	877,758
Merger elimination	(118,311)	(171,482)

As restated	$2,309,429	$2,570,611

Nature of Business

The Company sells individual non-participating whole life, endowment and term contracts, structured settlements, pension products, as well as a broad line of single fixed and flexible premium annuity products and guaranteed interest contracts and funding agreements. In addition, the Company offers group life, universal life, and individual and specialty health coverages. The Company is licensed in 49 states and the District of Columbia, Guam, Puerto Rico and the US Virgin Islands. Sales of the Company’s products are primarily through the Company’s agents and financial institutions.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

1. Organization and Summary of Significant Accounting Policies (continued)

Basis of Presentation

The preparation of financial statements of insurance companies requires management to make estimates and assumptions that affect amounts reported in the financial statements and accompanying notes. Such estimates and assumptions could change in the future as more information becomes known, which could impact the amounts reported and disclosed herein.

The accompanying financial statements have been prepared in conformity with accounting practices prescribed or permitted by the Insurance Division, Department of Commerce, of the State of Iowa, which practices differ from accounting principles generally accepted in the United States (GAAP). The more significant variances from GAAP are:

Investments: Investments in bonds and mandatorily redeemable preferred stocks are reported at amortized cost or fair value based on their rating by the National Association of Insurance Commissioners (NAIC); for GAAP, such fixed maturity investments would be designated at purchase as held-to-maturity, trading, or available-for-sale. Held-to-maturity fixed investments would be reported at amortized cost, and the remaining fixed maturity investments would be reported at fair value with unrealized holding gains and losses reported in operations for those designated as trading and as a separate component of capital and surplus for those designated as available-for-sale.

All single class and multi-class mortgage-backed/asset-backed securities (e.g., CMOs) are adjusted for the effects of changes in prepayment assumptions on the related accretion of discount or amortization of premium of such securities using either the retrospective or prospective methods. If it is determined that a decline in fair value is other than temporary, the cost basis of the security is written down to the undiscounted estimated future cash flows. Under GAAP, all securities, purchased or retained, that represent beneficial interests in securitized assets, other than high credit quality securities, are adjusted using the prospective method when there is a change in estimated future cash flows. If it is determined that a decline in fair value is other than temporary, the cost basis of the security is written down to the fair value. If high credit quality securities are adjusted, the retrospective method is used.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

1. Organization and Summary of Significant Accounting Policies (continued)

Derivative instruments that meet the criteria of an effective hedge are valued and reported in a manner that is consistent with the hedged asset or liability. Embedded derivatives are not accounted for separately from the host contract. Derivative transactions used in hedging transactions that do not meet or no longer meet the criteria of an effective hedge are accounted for at fair value and the changes in the fair value are recorded as unrealized gains and losses. Under GAAP, the effective and ineffective portions of a single hedge are accounted for separately, an embedded derivative within a contract that is not clearly and closely related to the economic characteristics and risk of the host contract is accounted for separately from the host contract and valued and reported at fair value, and the change in fair value for cash flow hedges is credited or charged directly to a separate component of capital and surplus rather than to income as required for fair value hedges.

Derivative instruments are also used in replication transactions. In these transactions, the derivative is valued in a manner consistent with the cash investment and replicated asset. For GAAP, the derivative is reported at fair value with changes in fair value reported in income.

Investments in real estate are reported net of related obligations rather than on a gross basis as for GAAP. Real estate owned and occupied by the Company is included in investments rather than reported as an operating asset as under GAAP, and investment income and operating expenses include rent for the Company’s occupancy of those properties. Changes between depreciated cost and admitted asset investment amounts are credited or charged directly to unassigned surplus rather than to income as would be required under GAAP.

Valuation allowances, if necessary, are established for mortgage loans based on the difference between the net value of the collateral, determined as the fair value of the collateral less estimated costs to obtain and sell, and the recorded investment in the mortgage loan. Under GAAP, such allowances are based on the present value of expected future cash flows discounted at the loan’s effective interest rate or, if foreclosure is probable, on the estimated fair value of the collateral.

The initial valuation allowance and subsequent changes in the allowance for mortgage loans are charged or credited directly to unassigned surplus, rather than being included as a component of earnings as would be required under GAAP.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

1. Organization and Summary of Significant Accounting Policies (continued)

Valuation Reserves: Under a formula prescribed by the NAIC, the Company defers the portion of realized capital gains and losses on sales of fixed income investments, principally bonds and mortgage loans, attributable to changes in the general level of interest rates and amortizes those deferrals over the remaining period to maturity of the bond or mortgage loan. That net deferral is reported as the “interest maintenance reserve” (IMR) in the accompanying balance sheets. Realized capital gains and losses are reported in income net of federal income tax and transfers to the IMR. Under GAAP, realized capital gains and losses would be reported in the statement of operations on a pretax basis in the period that the assets giving rise to the gains or losses are sold.

The “asset valuation reserve” (AVR) provides a valuation allowance for invested assets. The AVR is determined by an NAIC prescribed formula with changes reflected directly in unassigned surplus; AVR is not recognized for GAAP.

Subsidiaries: The accounts and operations of the Company’s subsidiaries are not consolidated with the accounts and operations of the Company as would be required under GAAP.

Policy Acquisition Costs: The costs of acquiring and renewing business are expensed when incurred. Under GAAP, acquisition costs related to traditional life insurance and certain long-duration accident and health insurance, to the extent recoverable from future policy revenues, would be deferred and amortized over the premium-paying period of the related policies using assumptions consistent with those used in computing policy benefit reserves; for universal life insurance and investment products, to the extent recoverable from future gross profits, deferred policy acquisition costs are amortized generally in proportion to the present value of expected gross profits from surrender charges and investment, mortality, and expense margins.

Separate Accounts with Guarantees: Some of the Company’s separate accounts provide policyholders with a guaranteed return. These separate accounts are included in the general account for GAAP due to the nature of the guaranteed return.

Nonadmitted Assets: Certain assets designated as “nonadmitted” are excluded from the accompanying balance sheets and are charged directly to unassigned surplus. Under GAAP, such assets are included in the balance sheet.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

1. Organization and Summary of Significant Accounting Policies (continued)

Universal Life and Annuity Policies: Revenues for universal life and annuity policies with mortality or morbidity risk (including annuities with purchase rate guarantees) consist of the entire premium received and benefits incurred represent the total of death benefits paid and the change in policy reserves. Premiums received and benefits incurred for annuity policies without mortality or morbidity risk are recorded using deposit accounting, and recorded directly to an appropriate policy reserve account, without recognizing premium income or benefits expense. Interest on these policies is reflected in other benefits. Under GAAP, for universal life, premiums received in excess of policy charges would not be recognized as premium revenue and benefits would represent the excess of benefits paid over the policy account value and interest credited to the account values. Under GAAP, for all annuity policies, premiums received and benefits paid would be recorded directly to the reserve liability.

Benefit Reserves: Certain policy reserves are calculated based on statutorily required interest and mortality assumptions rather than on estimated expected experience or actual account balances as would be required under GAAP.

Reinsurance: A liability for reinsurance balances would be provided for unsecured policy reserves ceded to reinsurers not authorized to assume such business. Changes to those amounts are credited or charged directly to unassigned surplus. Under GAAP, an allowance for amounts deemed uncollectible would be established through a charge to earnings.

Policy and contract liabilities ceded to reinsurers have been reported as reductions of the related reserves rather than as assets as would be required under GAAP.

Commissions allowed by reinsurers on business ceded are reported as income when received rather than being deferred and amortized with deferred policy acquisition costs as required under GAAP.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

1. Organization and Summary of Significant Accounting Policies (continued)

Deferred Income Taxes: Deferred income tax assets are limited to 1) the amount of federal income taxes paid in prior years that can be recovered through loss carrybacks for existing temporary differences that reverse by the end of the subsequent calendar year, plus 2) the lesser of the remaining gross deferred income tax assets expected to be realized within one year of the balance sheet date or 10% of capital and surplus excluding any net deferred income tax assets, electronic data processing equipment and operating software and any net positive goodwill, plus 3) the amount of remaining gross deferred income tax assets that can be offset against existing gross deferred income tax liabilities. The remaining deferred income tax assets are nonadmitted. Deferred income taxes do not include amounts for state taxes. Under GAAP, state taxes are included in the computation of deferred income taxes, a deferred income tax asset is recorded for the amount of gross deferred income tax assets expected to be realized in future years, and a valuation allowance is established for deferred income tax assets not realizable.

Surplus Notes: Surplus notes are reported as capital and surplus rather than as liabilities as would be required under GAAP.

Policyholder Dividends: Policyholder dividends are recognized when declared rather than over the term of the related policies.

Statements of Cash Flow: Cash, cash equivalents, and short-term investments in the statements of cash flow represent cash balances and investments with initial maturities of one year of less. Under GAAP, the corresponding caption of cash and cash equivalents includes cash balances and investments with initial maturities of three months or less.

The effects of these variances have not been determined by the Company, but are presumed to be material.

Other significant accounting practices are as follows:

Investments

Investments in bonds (except those to which the Securities Valuation Office of the NAIC (SVO) has ascribed an NAIC designation of a 6), are reported at cost using the interest method.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

1. Organization and Summary of Significant Accounting Policies (continued)

Single class and multi-class mortgage-backed/asset-backed securities are valued at amortized cost using the interest method including anticipated prepayments, except for those with an NAIC designation of 6, which are valued at the lower of amortized cost or fair value. Prepayment assumptions are obtained from dealer surveys or internal estimates and are based on the current interest rate and economic environment. The retrospective adjustment method is used to value all such securities.

Investments in preferred stocks in good standing are reported at cost. Investments in preferred stocks not in good standing are reported at the lower of cost or fair value. Non-redeemable preferred stock are reported at fair value or lower of cost or fair value as determined by the SVO and related net unrealized capital gains/(losses) are reported in unassigned surplus along with any adjustment for federal income taxes.

Common stocks of unaffiliated companies and mutual funds are carried at fair value and the related unrealized capital gains or losses are reported in unassigned surplus along with any adjustment for federal income taxes. Common stocks of affiliated companies are carried at the GAAP basis equity in the underlying net assets.

Short-term investments include investments with remaining maturities of one year or less at the time of acquisition and are principally stated at amortized cost.

Cash equivalents are short-term highly liquid investments with original maturities of three months or less and are principally stated at amortized cost.

Mortgage loans are reported at unpaid principal balances, less an allowance for impairment. A mortgage loan is considered to be impaired when, based on current information and events, it is probable that the Company will be unable to collect all principal and interest amounts due according to the contractual terms of the mortgage agreement. When management determines foreclosure is probable, the impairment is other than temporary; the mortgage loan is written down to realizable value and a realized loss is recognized.

Real estate occupied by the Company is reported at cost less allowances for depreciation. Real estate for the production of income is reported at depreciated cost net of related obligations. Real estate that the Company has the intent to sell is reported at the lower of depreciated cost or fair value, net of related obligations. Depreciation is computed principally by the straight-line method over the estimated useful lives of the properties.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

1. Organization and Summary of Significant Accounting Policies (continued)

Policy loans are reported at unpaid principal balances.

Other invested assets consist principally of investments in various joint ventures and limited partnerships and are recorded at equity in underlying net assets.

Other “admitted assets” are valued principally at cost.

Realized capital gains and losses are determined on the basis of specific identification and are recorded net of related federal income taxes. Changes in admitted asset carrying amounts of bonds, mortgage loans, common and nonredeemable preferred stocks are credited or charged directly to unassigned surplus.

Interest income is recognized on an accrual basis. The Company does not accrue income on bonds in default, mortgage loans on real estate in default and/or foreclosure or which are delinquent more than twelve months, or on real estate where rent is in arrears for more than three months. Further, income is not accrued when collection is uncertain. At December 31, 2005 and 2004, the Company excluded investment income due and accrued of $856 and $2,086, respectively, with respect to such practices.

The carrying amounts of all investments are reviewed on an ongoing basis for credit deterioration. If this review indicates a decline in fair value that is other than temporary, the carrying amount of the investment is reduced to its fair value, and a specific writedown is taken. Such reductions in carrying amount are recognized as realized losses on investments.

The Company enters into municipal reverse repurchase agreements for which it requires a minimum of 95% of the fair value of the securities transferred to be maintained as collateral. The Company has recorded liabilities of $66,072 and $23,127 for these agreements as of December 31, 2005 and 2004, respectively. The reverse repurchase agreements are collateralized by government agency securities with book values of $68,279 and $24,600 as of December 31, 2005 and 2004, respectively. These securities have maturity dates that range from 2019 to 2028 and have a weighted average interest rate of 7.64%.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

1. Organization and Summary of Significant Accounting Policies (continued)

For dollar reverse repurchase agreements, the Company receives cash collateral in an amount at least equal to the market value of the securities transferred by the Company in the transaction as of the transaction date. Cash received as collateral will be invested as needed or used for general corporate purposes of the Company. At December 31, 2005, securities with a book value of $8,504 and a market value of $8,468 were subject to dollar reverse repurchase agreements. These securities had an average interest rate of 6%. There were no outstanding dollar reverse repurchase agreements as of December 31, 2004.

The Company has an outstanding liability for borrowed money in the amount of $8,492 as of December 31, 2005 due to participation in dollar reverse repurchase agreements.

Derivative Instruments

Interest rate swaps are the primary derivative financial instruments used in the overall asset/liability management process to modify the interest rate characteristics of the underlying asset or liability. These interest rate swaps generally provide for the exchange of the difference between fixed and floating rate amounts based on an underlying notional amount. Typically, no cash is exchanged at the outset of the swap contract and a single net payment is exchanged each due date. Swaps that meet hedge accounting rules are carried in a manner consistent with the hedged item, generally amortized cost, in the financial statements. If the swap is terminated prior to maturity, proceeds are exchanged equal to the fair value of the contract. These gains and losses may be included in IMR or AVR if the hedged instrument receives that treatment. Swaps not meeting hedge accounting rules are carried at fair value with fair value adjustments recorded in unassigned surplus.

The Company may hold foreign denominated assets or liabilities and cross currency swaps are utilized to convert the asset or liability to a US denominated security. Cross currency swap agreements are contracts to exchange two principal amounts of two currencies at the prevailing exchange rate at inception of the contract. During the life of the swap, the counterparties exchange fixed or floating rate interest payments in the swapped currencies. At maturity, the principal amounts are again swapped at a pre-determined rate of exchange. Each asset or liability is hedged individually and the terms of the swap must meet the terms of the hedged instrument. For cross currency swaps qualifying for hedge accounting, the premium or discount is amortized into income over the life of the contract and the foreign currency translation adjustment is recorded as unrealized gain/loss in unassigned surplus. Swaps not meeting hedge accounting rules

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

1. Organization and Summary of Significant Accounting Policies (continued)

are carried at fair value with fair value adjustments recorded in unassigned surplus. If a swap is terminated prior to maturity, proceeds are exchanged equal to the fair value of the contract. These gains and losses may be included in IMR or AVR if the hedged instrument receives that treatment.

The Company issues products providing the customer a return based on the S&P 500 and NASDAQ 1000 indices. The Company uses S&P 500 and NASDAQ 1000 futures and/or options to hedge the liability option risk associated with these products. Futures are marked to market on a daily basis and a cash payment is made or received by the Company. These payments are recognized as realized gains or losses in the financial statements. Options are marked to fair value in the balance sheet and fair value adjustments are recorded as income in the statement of operations.

Capped floating rate commercial mortgage loans and interest rate caps that are designated as hedges and meet hedge accounting rules are carried at amortized cost in the financial statements. A gain or loss upon early termination would be reflected in the IMR similar to the underlying instrument.

The Company may sell products with expected benefit payments extending beyond investment assets currently available in the market. Because assets will have to be purchased in the future to fund future liability cash flows, the Company is exposed to the risk of future investments made at lower yields than what is assumed at the time of pricing. Forward-starting interest rate swaps are utilized to lock-in the current forward rate. The accrual of income for forward-starting interest rate swaps begins at the forward date, rather than at the inception date. These forward-starting swaps meet hedge accounting rules and are carried at cost in the financial statements. Gains and losses realized upon termination of the forward-starting swap are deferred and used to adjust the basis of the asset purchased in the hedged forecasted period. The basis adjustment is then amortized into income as a yield adjustment to the asset over its life.

A replication transaction is a derivative transaction, generally a credit default swap, entered into in conjunction with a cash instrument that is used to reproduce the investment characteristics of an otherwise permissible investment. For replication transactions, generally, a premium is received by the Company on a periodic basis and recognized in investment income. In the event the representative issuer defaults on its debt obligation referenced in the contract, a payment equal to the notional of the contract

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

1. Organization and Summary of Significant Accounting Policies (continued)

will be made by the Company and recognized as a capital loss. The Company complies with the specific rules established in AVR for replication transactions.

The carrying value of derivative instruments is reflected in either the other invested assets or the other liabilities line within the balance sheet, depending upon the net balance of the derivatives as of the end of the reporting period. As of December 31, 2005 and 2004, derivatives in the amount of $108,923 and $247,510, respectively, were reflected in the other liabilities line within the financial statements.

Aggregate Reserves for Policies and Contracts

Life, annuity and accident and health benefit reserves are developed by actuarial methods and are determined based on published tables based on statutorily specified interest rates and valuation methods that will provide, in the aggregate, reserves that are greater than or equal to the minimum required by law.

The aggregate policy reserves for life insurance policies are based principally upon the 1941, 1958, and 1980 Commissioners’ Standard Ordinary Mortality and American Experience Mortality Tables. The reserves are calculated using interest rates ranging from 2.00 to 6.00 percent and are computed principally on the Net Level Premium Valuation and the Commissioners’ Reserve Valuation Methods. Reserves for universal life policies are based on account balances adjusted for the Commissioners’ Reserve Valuation Method.

The Company waives deduction of deferred fractional premiums upon death and refunds portions of premiums beyond the date of death. Additional premiums are charged or additional mortality charges are assessed for policies issued on substandard lives according to underwriting classification. The Company returns any portion of the final premium beyond the date of death.

Tabular interest, tabular less actual reserves released, and tabular cost have been determined by formula. Tabular interest on funds not involving life contingencies has also been determined by formula.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

1. Organization and Summary of Significant Accounting Policies (continued)

Deferred annuity reserves are calculated according to the Commissioners’ Annuity Reserve Valuation Method including excess interest reserves to cover situations where the future interest guarantees plus the decrease in surrender charges are in excess of the maximum valuation rates of interest. Reserves for immediate annuities and supplementary contracts with life contingencies are equal to the present value of future payments assuming interest rates ranging from 2.50 to 13.25 percent and mortality rates, where appropriate, from a variety of tables.

Annuity reserves also include guaranteed investment contracts (GICs) and funding agreements classified as life-type contracts as defined in Statement of Statutory Accounting Principles (SSAP) No. 50, Classifications and Definitions of Insurance or Managed Care Contracts in Force. These liabilities have annuitization options at guaranteed rates and consist of floating interest rate and fixed interest rate contracts. The contract reserves are carried at the greater of the account balance or the value as determined for an annuity with cash settlement option, on a change in fund basis, according to the Commissioners’ Annuity Reserve Valuation Method.

Accident and health policy reserves are equal to the greater of the gross unearned premiums or any required mid-terminal reserves plus net unearned premiums and the present value of amounts not yet due on both reported and unreported claims.

Reinsurance

Coinsurance premiums, commissions, expense reimbursements, and reserves related to reinsured business are accounted for on bases consistent with those used in accounting for the original policies and the terms of the reinsurance contracts. Gains associated with reinsurance of inforce blocks of business are included in unassigned surplus (deficit) and are amortized into income over the estimated life of the policies. Premiums ceded and recoverable losses have been reported as a reduction of premium income and benefits, respectively.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

1. Organization and Summary of Significant Accounting Policies (continued)

Policy and Contract Claim Reserves

Claim reserves represent the estimated accrued liability for claims reported to the Company and claims incurred but not yet reported through the balance sheet date. These reserves are estimated using either individual case-basis valuations or statistical analysis techniques. These estimates are subject to the effects of trends in claim severity and frequency. The estimates are continually reviewed and adjusted as necessary as experience develops or new information becomes available.

Liability for Deposit-Type Contracts

Deposit-type contracts do not incorporate risk from the death or disability of policyholders. These types of contracts may include GICs, funding agreements, and other annuity contracts. Deposits and withdrawals received on these contracts are recorded as a direct increase or decrease to the liability balance, and are not reflected as premiums, benefits, or changes in reserve in the statement of operations.

The Company issues funding agreements with well-defined class-based annuity purchase rates defining either specific or maximum purchase rate guarantees. However, these funding agreements are not issued to or for the benefit of an identifiable individual or group of individuals. Prior to 2004, these contracts were classified as life contracts in accordance with SSAP No. 50. During 2004, modifications were made to SSAP No. 50 such that these products should be classified as deposit-type contracts. As a result, the Company has changed its reserve classifications of these contracts as of January 1, 2004, with the change having no impact to the statement of operations during 2004.

Separate Accounts

Separate accounts held by the Company, primarily for individual policyholders as well as for group pension plans, do not have any minimum guarantees, and the investment risks associated with market value changes are borne by the policyholder. The assets in the accounts, carried at estimated fair value, consist of underlying mutual fund shares, common stocks, long-term bonds and short-term investments.

Certain other separate accounts held by the Company provide a minimum guaranteed return of 3% of the average investment balance to policyholders. The assets consist of long-term bonds and short-term investments which are carried at amortized cost.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

1. Organization and Summary of Significant Accounting Policies (continued)

Assets held in trust for purchases of variable universal life and variable annuity contracts and the Company’s corresponding obligation to the contract owners are shown separately in the balance sheets. The assets in the separate accounts are valued at market. Income and gains and losses with respect to the assets in the separate accounts accrue to the benefit of the policyholders and, accordingly, the operations of the separate accounts are not included in the accompanying financial statements. The investment risks associated with market value changes of the separate accounts are borne entirely by the policyholders except in cases where minimum guarantees exist. The Company received variable contract premiums of $3,593,932, $3,133,505, and $3,600,917 in 2005, 2004, and 2003, respectively. In addition, the Company received $274,179, $248,269, and $201,048, in 2005, 2004 and 2003, respectively, related to fees associated with investment management, administration and contractual guarantees for separate accounts.

Premiums and Annuity Considerations

Revenues for policies with mortality or morbidity risk (including annuities with purchase rate guarantees) consist of the entire premium received and revenues are recognized over the premium paying periods of the related policies. Consideration received and benefits paid for annuity policies without mortality or morbidity risk are recorded using deposit accounting, and recorded directly to an appropriate policy reserve account, without recognizing premium revenue.

Stock Option and Stock Appreciation Rights Plans

The Company’s employees participate in various stock appreciation rights (SAR) plans issued by the Company’s indirect parent. In accordance with SSAP No. 13, Stock Options and Stock Purchase Plans, the expense related to these plans for the Company’s employees has been charged to the Company, with an offsetting amount credited to paid-in surplus. The Company recorded an expense of $359 and $613 for the years ended December 31, 2005 and 2004, respectively. In addition, the Company recorded an adjustment to unassigned surplus for the income tax effect related to these plans over and above the amount reflected in the statement of operations in the amount of $264 and $0, for years ended December 31, 2005 and 2004, respectively.

Reclassifications

Certain reclassifications have been made to the 2004 and 2003 financial statements to conform to the 2005 presentation.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

2. Accounting Changes

Effective January 1, 2003, the Company adopted SSAP No. 86, Accounting for Derivative Instruments and Hedging Activities. In accordance with SSAP No. 86, derivative instruments that qualify for special hedge accounting are valued and reported in a manner consistent with the hedged asset or liability. To qualify for special hedge accounting, the Company must maintain specific documentation regarding the risk management objectives of the hedge and demonstrate on an ongoing basis that the hedging relationship remains highly effective. Derivative instruments used in hedging transactions that do not meet or no longer meet the criteria of an effective hedge are accounted for at fair value and the changes in the fair value are recorded as unrealized gains and losses. This change of accounting principle had no impact on capital and surplus as of January 1, 2003.

During 2003, the state of Missouri (the state of domicile for TAC prior to the merger into the Company) adopted Actuarial Guideline 38 through its adoption of the June 30, 2003 Accounting Practices and Procedures Manual. As such, the Company has adopted this guideline. Reserves as of January 1, 2003 under Actuarial Guideline 38, were increased by $31,957 and this amount has been recorded directly to unassigned surplus as the cumulative effect of a change in accounting principle.

Effective January 1, 2005, the Company adopted SSAP No. 88, Investments in Subsidiary, Controlled, and Affiliated Entities (SCA entities). According to SSAP No. 88, noninsurance subsidiaries are carried at audited GAAP equity. Prior to 2005, the Company’s investments in noninsurance subsidiaries were reported in accordance with SSAP No. 46 and carried at statutory equity. The cumulative effect is the difference between the amount of capital and surplus that would have been reported on January 1, 2005 if the new accounting principle had been applied retroactively for prior periods. As a result of the change, the Company reported a cumulative effect of a change of accounting principle that reduced unassigned surplus by $6,668 at January 1, 2005.

Effective January 1, 2005, the Company adopted SSAP No. 91, Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities. SSAP No. 91 addresses, among other things, the criteria that must be met in order to account for certain asset transfers as sales rather than collateralized borrowings. Transfers impacted by SSAP No. 91 that the Company engages in include securities lending, repurchase and reverse repurchase agreements and dollar reverse repurchase agreements. In accordance with SSAP No. 91, if specific criteria are met, reverse repurchase agreements and dollar reverse repurchase agreements are accounted for as collateralized borrowings, and repurchase agreements are accounted for as collateralized lending. The cumulative effect

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

2. Accounting Changes (continued)

of the adoption of this SSAP is the difference between the amount of capital and surplus that would have been reported on January 1, 2005 if the new accounting principle had been applied retroactively for prior periods. This change of accounting principle had no impact on unassigned surplus as of January 1, 2005.

3. Capital Structure

The Company has 42,500 non-voting Series A shares and 87,755 non-voting Series B shares of preferred stock outstanding that are owned by AEGON. The par value of each class of preferred stock is $10 per share and the liquidation value of Series A is $1,365 per share and Series B is $10,000 per share. The per share liquidation values shall be adjusted proportionally to reflect any resulting increase or decrease in the number of outstanding shares of preferred stock. Holders of the Series A preferred shares shall be entitled to receive dividends equal to the amount of income generated from a segregated pool of assets, including cash, cash equivalents, mortgages and debt securities and these dividends are cumulative in nature. Holders of the Series B preferred shares shall be entitled to receive dividends equal to the rate of six percent of the issue price of the Series B preferred Stock. Holders of both series of preferred stock have no right to cause mandatory or optional redemption of the shares. As of December 31, 2005 and 2004, cumulative unpaid dividends relating to the preferred shares were $19,713 and $566, respectively.

The Company did not pay a common stock dividend to its parent company during 2005. During 2004, Transamerica Life Insurance and Annuity Company, which merged into the Company on October 1, 2005, paid $400,000 to its parent company, Transamerica Occidental Life Insurance Company. On September 29, 2005, the Company distributed $338,551 to its parent company of record on that date, AEGON USA, Inc, a return of additional paid-in capital. In addition, the Company distributed $9,500 as a return of additional paid-in capital to its preferred shareholder, AEGON USA, Inc., on September 29, 2005. On December 23, 2003, the Company paid $300,000 to its sole shareholder, Transamerica Holding Company, LLC, which was split between the common and preferred shares in the amount of $296,754 and $3,246, respectively.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

3. Capital Structure (continued)

During 2002, the Company received $575,000 from Transamerica Holding Company, LLC, an affiliate, in exchange for surplus notes. These notes are due 20 years from the date of issuance and are subordinate and junior in right of payment to all obligations and liabilities of the Company. In the event of liquidation of the Company, the holders of the issued and outstanding preferred stock shall be entitled to priority only with respect to accumulated but unpaid dividends before the holder of the surplus notes and full payment of the surplus notes shall be made before the holders of common stock become entitled to any distribution of the remaining assets of the Company. Additional information related to the surplus notes at December 31, 2005 and 2004, are as follows:

December 31, 2005	Interest Rate	Original Amount of Notes	Balance Out-standing at End of Year	Interest Paid Current Year	Total Interest Paid	Accrued Interest
Date Issued
September 30, 2002	6.0%	$275,000	$275,000	$16,500	$49,500	$4,125
December 30, 2002	6.0	300,000	300,000	18,000	49,550	4,500

Total		$575,000	$575,000	$34,500	$99,050	$8,625

December 31, 2004	Interest Rate	Original Amount of Notes	Balance Out-standing at End of Year	Interest Paid Current Year	Total Interest Paid	Accrued Interest
Date Issued
September 30, 2002	6.0%	$275,000	$275,000	$16,500	$33,000	$4,125
December 30, 2002	6.0	300,000	300,000	18,000	31,550	4,500

Total		$575,000	$575,000	$34,500	$64,550	$8,625

4. Fair Values of Financial Instruments

The following methods and assumptions were used by the Company in estimating its fair value disclosures for financial instruments:

Cash and short-term investments: The carrying amounts reported in the statutory-basis balance sheet for these instruments approximate their fair values.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

4. Fair Values of Financial Instruments (continued)

Investment securities: Fair values for fixed maturity securities (including unaffiliated preferred stocks) are based on quoted market prices, where available. For fixed maturity securities not actively traded, fair values are estimated using values obtained from independent pricing services or, in the case of private placements, are estimated by discounting expected future cash flows using a current market rate applicable to the yield, credit quality, and maturity of the investments. The fair values for unaffiliated common stock are based on quoted market prices.

Mortgage loans on real estate and policy loans: The fair values for mortgage loans on real estate are estimated utilizing discounted cash flow analyses, using interest rates reflective of current market conditions and the risk characteristics of the loans. The fair value of policy loans is assumed to equal their carrying amount.

Interest rate caps and swaps: Estimated fair value of interest rate caps are based upon the latest quoted market price. Estimated fair value of swaps, including interest rate and currency swaps, are based upon the pricing differential for similar swap agreements.

Credit default swaps: Estimated fair value of credit default swaps are based upon the pricing differential for similar swap agreements.

Receivable from parents, subsidiaries, and affiliates: The fair values for short-term notes receivable from affiliates are assumed to equal their carrying amount.

Separate account assets: The fair value of separate account assets are based on quoted market prices.

Investment contracts: Fair values for the Company’s liabilities under investment-type insurance contracts, which include guaranteed interest contracts and funding agreements, are estimated using discounted cash flow calculations, based on interest rates currently being offered for similar contracts with maturities consistent with those remaining for the contracts being valued.

Separate account annuity liabilities: The fair value of separate account annuity liabilities approximate the market value of the separate account assets less a provision for the present value of future profits related to the underlying contracts.

Fair values for the Company’s insurance contracts other than investment contracts (including separate account universal life liabilities) are not required to be disclosed.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

4. Fair Values of Financial Instruments (continued)

However, the fair values of liabilities under all insurance contracts are taken into consideration in the Company’s overall management of interest rate risk, which minimizes exposure to changing interest rates through the matching of investment maturities with amounts due under insurance contracts.

The following sets forth a comparison of the fair values and carrying amounts of the Company’s financial instruments:

	December 31
	2005		2004
	Carrying Amount	Fair Value	Carrying Amount	Fair Value
Admitted assets
Cash and short-term investments	$326,027	$326,027	$1,297,372	$1,297,372
Bonds	35,851,715	36,567,997	38,482,147	40,054,963
Unaffiliated preferred stocks	338,423	388,220	478,380	524,506
Unaffiliated common stocks	267,414	267,414	240,451	240,451
Mortgage loans on real estate	5,770,723	5,957,887	5,747,773	6,094,522
Policy loans	123,221	123,221	116,252	116,252
Interest rate caps	25,728	25,728	5,686	5,692
Swaps	(134,522)	206,623	(253,196)	268,678
Receivable from parents, subsidiaries, and affiliates	54,261	54,261	92,399	92,399
Separate account assets	23,662,198	23,662,198	20,962,873	20,962,873

Liabilities
Investment contract liabilities	31,328,893	31,505,905	34,263,359	34,671,681
Separate account annuity liabilities	20,215,086	20,215,643	18,197,204	18,206,201

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

5. Investments

The carrying amounts and estimated fair values of investments in bonds and preferred stocks were as follows:

	Carrying Amount	Gross Unrealized Gains	Gross Unrealized Losses Less Than 12 Months	Gross Unrealized Losses 12 Months or More	Estimated Fair Value
December 31, 2005
Bonds:
United States Government and agencies	$467,041	$2,503	$1,377	$4,954	$463,213
State, municipal, and other government	729,272	76,529	10,322	8,152	787,326
Public utilities	2,393,792	137,486	13,895	5,964	2,511,419
Industrial and miscellaneous	22,146,828	858,567	181,175	79,549	22,744,672
Mortgage and other asset-backed securities	10,114,782	80,569	63,523	70,461	10,061,367

	35,851,715	1,155,654	270,292	169,080	36,567,997
Unaffiliated preferred stocks	338,423	52,580	1,780	1,003	388,220

	$36,190,138	$1,208,234	$272,072	$170,083	$36,956,217

	Carrying Amount	Gross Unrealized Gains	Gross Unrealized Losses Less Than 12 Months	Gross Unrealized Losses 12 Months or More	Estimated Fair Value
December 31, 2004
Bonds:
United States Government and agencies	$868,930	$5,933	$4,793	$1,600	$868,470
State, municipal, and other government	855,561	96,160	7,382	4,067	940,272
Public utilities	2,646,822	185,222	3,473	4,676	2,823,895
Industrial and miscellaneous	23,134,716	1,263,496	75,089	58,729	24,363,390
Mortgage and other asset-backed securities	10,976,117	173,412	30,938	59,655	11,058,936

	38,482,146	1,823,219	121,675	128,727	40,054,963
Affiliated preferred stocks	1,102	—	—	—	1,102
Other preferred stocks	478,380	46,783	657	—	524,506

	$38,961,629	$1,870,002	$122,332	$128,727	$40,580,571

The Company held bonds and preferred stock at December 31, 2005 and 2004 with a carrying value of $61,497 and $74,289, respectively, and amortized cost of $83,913 and $87,082, respectively, that have an NAIC rating of 6 and which are not considered to be other than temporarily impaired. These securities are carried at the lower of amortized cost or fair value, and any write-down to fair value has been recorded directly to unassigned surplus.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

5. Investments (continued)

At December 31, 2005, for securities that have been in a continuous loss position for greater than or equal to twelve months, the Company held 623 securities with a carrying value of $4,015,779 and an unrealized loss of $170,083 with an average price of 95.8 (NAIC market value/amortized cost). Of this portfolio, 93% was investment grade with associated unrealized losses of $134,004.

At December 31, 2005, for securities in an unrealized loss position less than twelve months, the Company held 1,663 securities with a carrying value of $12,911,044 and an unrealized loss of $272,072 with an average price of 97.8 (NAIC market value/amortized cost). Of this portfolio, 93.7% was investment grade with associated unrealized losses of $232,159.

The Company closely monitors below investment grade holdings and those investment grade issuers and industry sectors where the Company has concerns. The Company also regularly monitors industry sectors. Securities in unrealized loss positions that are considered other than temporary are written down to fair value. The Company considers relevant facts and circumstances in evaluating whether the impairment is other than temporary including: (1) the probability of the Company collecting all amounts due according to the contractual terms of the security in effect at the date of acquisition; and (2) the Company’s decision to sell a security prior to its maturity at an amount below its carrying amount. Additionally, financial condition, near term prospects of the issuer, nationally recognized credit rating changes and cash flow trends and underlying levels of collateral, for asset-backed securities only, are monitored. The Company will record a charge to the statement of operations to the extent that these securities are subsequently determined to be other than temporarily impaired.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

5. Investments (continued)

The estimated fair value of bonds and preferred stocks with gross unrealized losses at December 31, 2005 and 2004 is as follows:

	Losses Less Than 12 Months	Losses 12 Months or More	Total
December 31, 2005
Bonds:
United States Government and agencies	$141,244	$170,403	$311,647
State, municipal and other government	60,165	97,138	157,303
Public utilities	143,598	704,324	847,922
Industrial and miscellaneous	1,978,492	7,468,676	9,447,168
Mortgage and other asset-backed securities	1,501,842	4,137,743	5,639,585

	3,852,341	12,578,284	16,403,625
Other preferred stocks	20,355	60,688	81,043

	$3,845,696	$12,638,972	$16,484,668

	Losses Less Than 12 Months	Losses 12 Months or More	Total
December 31, 2004
Bonds:
United States Government and agencies	$351,590	$102,154	$453,744
State, municipal and other government	37,238	56,603	93,841
Public utilities	268,419	145,819	414,238
Industrial and miscellaneous	3,832,278	1,203,626	5,035,904
Mortgage and other asset-backed securities	3,614,254	782,497	4,396,751

	8,103,779	2,290,699	10,394,478
Other preferred stocks	31,563	—	31,563

	$8,135,342	$2,290,699	$10,426,041

The carrying amounts and estimated fair values of bonds at December 31, 2005, by contractual maturity, are shown below. Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

5. Investments (continued)

	Carrying Amount	Estimated Fair Value
Due in one year or less	$1,024,634	$1,027,408
Due after one year through five years	9,871,760	9,969,591
Due after five years through ten years	8,626,847	8,780,298
Due after ten years	6,213,692	6,729,333

	25,736,933	26,506,630
Mortgage and other asset-backed securities	10,114,782	10,061,367

	$35,851,715	$36,567,997

A detail of net investment income is presented below:

	Year Ended December 31
	2005	2004	2003
Interest on bonds and preferred stocks	$2,077,785	$2,045,143	$2,062,944
Dividends on equity investments	3,688	32,448	35,360
Interest on mortgage loans	383,849	349,988	311,376
Rental income on real estate	4,871	6,625	7,828
Interest on policy loans	9,277	6,903	6,293
Derivatives	(29,658)	(21,395)	(22,920)
Other	77,484	67,759	(3,281)

Gross investment income	2,527,296	2,487,471	2,397,600
Less investment expenses	(137,242)	(106,722)	(103,677)

Net investment income	$2,390,054	$2,380,749	$2,293,923

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

5. Investments (continued)

Proceeds from sales and maturities of bonds and preferred stocks and related gross realized gains and losses were as follows:

	Year Ended December 31
	2005	2004	2003
Proceeds	$23,512,439	$27,382,644	$37,245,119

Gross realized gains	$291,791	$377,571	$613,253
Gross realized losses	(203,370)	(170,327)	(394,929)

Net realized gains	$88,421	$207,244	$218,324

Gross realized losses for the years ended December 31, 2005, 2004 and 2003 include $42,184, $41,722 and $172,815, respectively, which relates to losses recognized on other than temporary declines in market value of debt securities.

At December 31, 2005, investments with an aggregate carrying value of $58,331 were on deposit with regulatory authorities or were restrictively held in bank custodial accounts for the benefit of such regulatory authorities as required by statute.

Net realized capital gains/losses on investments and change in net unrealized capital gains/losses on investments are summarized below:

	Realized Year Ended December 31
	2005	2004	2003
Bonds and preferred stocks	$88,421	$207,244	$218,324
Equity securities	(4,465)	9,300	4,260
Mortgage loans on real estate	(3,054)	(12,719)	(83)
Real estate	2,538	6,320	1,248
Short-term investments	(7)	2,113	—
Derivatives	(27,493)	(37,464)	(74,660)
Other invested assets	69,851	40,595	(16,511)

	125,791	215,389	132,578
Tax effect	(53,227)	(50,818)	(70,496)
Transfer to interest maintenance reserve	(63,341)	(98,780)	(200,033)

Net realized capital gains (losses) on investments	$9,223	$65,791	$(137,951)

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

5. Investments (continued)

	Change in Unrealized Year Ended December 31
	2005	2004	2003
Bonds	$(112,374)	$54,762	$148,028
Preferred stocks	1,816	8,029	(294)
Common stocks	5,085	14,629	12,952
Affiliated entities	2,619	57,132	(77,012)
Mortgage loans on real estate	—	—	(28,842)
Other invested assets	58,498	(33,808)	(3,337)
Derivative instruments	88,809	(40,228)	(56,483)

Change in net unrealized capital gains/losses	$44,453	$60,516	$(4,988)

Gross unrealized gains and gross unrealized losses on unaffiliated common stocks are as follows:

	December 31
	2005	2004
Unrealized gains	$35,911	$30,587
Unrealized losses	(3,424)	(3,186)

Net unrealized gains	$32,487	$27,401

During 2005, the Company issued mortgage loans with interest rates ranging from 4.25% to 7.41% for commercial loans and 6.35% to 7.60% for agricultural loans. The maximum percentage of any one mortgage loan to the value of the underlying real estate at origination was 89%. Mortgage loans with a carrying amount of $132 were non-income producing for the previous 180 days. Accrued interest of $119 related to these mortgage loans was excluded from investment income at December 31, 2005. The Company has a mortgage or deed of trust on the property thereby creating a lien which gives it the right to take possession of the property (among other things) if the borrower fails to perform according to the terms of the loan documents. The Company requires all mortgaged properties to carry fire insurance equal to the value of the underlying property.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

5. Investments (continued)

At December 31, 2005 and 2004, the carry amounts of impaired loans with a related allowance for credit losses were $105 and $17,978, respectively, with associated allowances of $104 and $8,184, respectively. There were no impaired mortgage loans held without an allowance for credit losses as of December 31, 2005 or 2004. The average recorded investment in impaired loans during 2005 and 2004 was $4,766 and $65,840, respectively.

The Company accrues interest income on impaired loans to the extent deemed collectible (delinquent less than 91 days) and the loan continues to perform under its original or restructured contractual terms. Interest income on nonperforming loans generally is recognized on a cash basis. The Company recognized interest income on impaired loans of $110 and $3,077 for the years ended December 31, 2005 and 2004, respectively. Interest income in the amount of $126 and $5,672 was recognized on a cash basis for years ended December 31, 2005 and 2004, respectively.

The following table provides a reconciliation of the beginning and ending balances for the allowance for credit losses on mortgage loans:

	Year Ended December 31
	2005	2004	2003
Balance at beginning of period	$8,184	$8,363	$1,863
Additions, net charged to operations	838	13,234	6,500
Reduction due to write-downs charged against the allowance	7,612	6,300	—
Recoveries in amounts previously charged off	1,306	7,113	—

Balance at end of period	$104	$8,184	$8,363

At December 31, 2005 and 2004, the Company had recorded investments in restructured securities of $15,354 and $24,208, respectively. There were no capital losses taken as a result of such restructurings. The Company often has impaired a security prior to the restructure date. These impairments are not included in the calculation of restructure related losses and are accounted for as a realized loss, reducing the cost basis of the security involved.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

5. Investments (continued)

At December 31, 2005 and 2004, the Company had loans of $0 and $64, respectively, for which impairments have been recognized in accordance with SSAP No. 36, Troubled Debt Restructuring. There were no realized losses during the years ended December 31, 2005 and 2004 related to such restructurings. There are no commitments to lend additional funds to debtors owing receivables.

At December 31, 2005 and 2004, the Company held a mortgage loan loss reserve in the AVR of $143,121 and $113,662, respectively. The mortgage loan portfolio is diversified by geographic region and specific collateral property type as follows:

Geographic Distribution			Property-Type Distribution
	December 31			December 31
	2005	2004		2005	2004
South Atlantic	23%	22%	Office	36%	37%
Pacific	21	20	Industrial	20	21
Mountain	17	17	Apartment	19	20
E. North Central	13	16	Retail	18	16
Middle Atlantic	12	11	Other	4	3
W. North Central	7	6	Agriculture	2	2
W. South Central	3	3	Medical	1	1
E. South Central	2	3
New England	2	2

The Company uses interest rate swaps to reduce market risk in interest rates and to alter interest rate exposures arising from mismatches between assets and liabilities. An interest rate swap is an arrangement whereby two parties (counterparties) enter into an agreement to exchange periodic interest payments. The dollar amount the counterparties pay each other is an agreed-upon period interest rate multiplied by an underlying notional amount. Generally, no cash is exchanged at the outset of the contract and no principal payments are made by either party. The Company also uses cross currency swaps to reduce market risk in foreign currencies and to alter exchange exposure arising from mismatches between assets and liabilities. A notional currency exchange occurs at the beginning and end of the contract. During the life of the swap, the counterparties exchange fixed or floating interest payments in its swapped currency. All swap transactions are entered into pursuant to master agreements providing for a single net payment to be made by one counterparty at each due date.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

5. Investments (continued)

Derivative instruments are subject to market risk, which is the possibility that future changes in market prices may make the instruments less valuable. The Company uses derivatives as hedges, consequently, when the value of the derivative changes, the value of a corresponding hedged asset or liability will move in the opposite direction. Market risk is a consideration when changes in the value of the derivative and the hedged item do not completely offset (correlation or basis risk) which is mitigated by active measuring and monitoring.

The maximum term over which the Company is hedging its exposure to the variability of future cash flows is approximately 17 1/2 years for forecasted hedge transactions. For forecasted hedge transactions, the deferred gain (loss) is recognized in income as the purchased asset affects income. If the forecasted transaction no longer qualifies for hedge accounting or if the forecasted transaction is no longer probable, the forward-starting swap will cease to be valued at amortized cost and will be market to market through surplus. For the year ended December 31, 2005, none of the Company’s cash flow hedges has been discontinued, as it was probable that the original forecasted transactions would occur by the end of the originally specified time period documented at inception of the hedging relationship.

For the years ended December 31, 2005 and 2004, the Company has recorded $14,928 and $69, respectively, for the component of derivative instruments utilized for hedging purposes that did not qualify for hedge accounting. This has been recorded directly to unassigned surplus as an unrealized loss. The Company did not recognize any unrealized gains or losses during 2005 or 2004 that represented the component of derivative instruments gain or loss that was excluded from the assessment of hedge effectiveness.

An interest rate floor provides for the receipt of payments in the event interest rates fall below the strike rates in the contract. The floor is designed to generate cash flows to offset the lower cash flows received on assets during low interest rate environments. The Company may also invest in capped floating rate commercial mortgage loans and use interest rate caps to convert the commercial mortgage loan into a pure floating rate asset in order to meet its overall asset/liability strategy. Interest rate caps provide for the receipt of payments when interest rates rise above the strike rates in the contract. A single premium is paid by the Company at the beginning of the interest rate cap/floor contracts.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

5. Investments (continued)

The Company replicates investment grade corporate bonds by combining a AAA rated security as a cash component with a credit default swap which, in effect, converts the high quality asset to a lower rated investment grade asset. Using the swap market to replicate credit enables the Company to enhance the relative values while having the ability to execute larger transactions in a shortened time frame. At December 31, 2005 and 2004, the Company had replicated assets with a fair value of $257,592 and $220,517, respectively, and credit default swaps with a fair value of $655 and $469, respectively. During the years ended December 31, 2005, 2004, and 2003, the Company did not recognize any capital losses related to replication transactions.

The Company is exposed to credit related losses in the event of nonperformance by counterparties to financial instruments, but it does not expect any counterparty to fail to meet their obligations given their high credit rating of ‘A’ or better. The credit exposure of interest rate swaps and currency swaps is represented by the fair value of contracts, aggregated at a counterparty level, with a positive fair value at the reporting date. The Company has entered into collateral agreements with certain counterparties wherein the counterparty is required to post assets on the Company’s behalf. The posted amount is equal to the difference between the net positive fair value of the contracts and an agreed upon threshold that is based on the credit rating of the counterparty. Inversely, if the net fair value of all contracts with this counterparty is negative, then the Company is required to post assets instead. As of December 31, 2005, the fair value of all contracts, aggregated at a counterparty level, with a positive and negative fair value amounted to $380,956 and $148,605, respectively.

At December 31, 2005 and 2004, the Company’s outstanding financial instruments with on and off-balance sheet risks, shown in notional amounts, are summarized as follows:

	Notional Amount
	2005	2004
Derivative securities:
Interest rate and currency swaps:
Receive fixed – pay floating	$6,049,495	$6,687,078
Receive floating – pay fixed	5,177,710	5,763,272
Receive floating (uncapped) – pay floating (capped)	2,252,501	2,891,170
Interest rate cap agreement	4,503,253	30,854
Interest rate floor agreements	—	160,500

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

6. Reinsurance

Certain premiums and benefits are assumed from and ceded to other insurance companies under various reinsurance agreements. The Company reinsures portions of risk on certain insurance policies which exceed its established limits, thereby providing a greater diversification of risk and minimizing exposure on larger risks. The Company remains contingently liable with respect to any insurance ceded, and this would become an actual liability in the event that the assuming insurance company became unable to meet its obligation under the reinsurance treaty.

Premiums earned reflect the following reinsurance assumed and ceded amounts:

	Year Ended December 31
	2005	2004	2003
Direct premiums	$6,263,720	$6,613,440	$9,743,189
Reinsurance assumed – non affiliates	118,163	4,135	28,199
Reinsurance assumed – affiliates	4,151	606,996	155,918
Reinsurance ceded – non affiliates	(143,292)	(154,630)	(225,402)
Reinsurance ceded – affiliates	(1,137,525)	(728,691)	(58,488)

Net premiums earned	$5,105,217	$6,341,250	$9,643,416

The Company received reinsurance recoveries in the amount of $207,157, $246,616, and $308,400 during 2005, 2004, and 2003, respectively. At December 31, 2005 and 2004, estimated amounts recoverable from reinsurers that have been deducted from policy and contract claim reserves totaled $13,626 and $15,175, respectively. The aggregate reserves for policies and contracts were reduced for reserve credits for reinsurance ceded at December 31, 2005 and 2004 of $2,954,515 and $1,981,259, respectively.

At December 31, 2005 and 2004, amounts recoverable from unaffiliated unauthorized reinsurers of $1,497 and $2,089, respectively, and reserve credits for reinsurance ceded of $28,971 and $31,484, respectively were associated with a single reinsurer and its affiliates. The Company holds collateral under these reinsurance agreements in the form of trust agreements totaling $32,063 and $37,230 at December 31, 2005 and 2004, respectively, that can be drawn on for amounts that remain unpaid for more than 120 days.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

6. Reinsurance (continued)

During 2001, the Company entered into a reinsurance transaction with an unaffiliated company to cede certain annuity benefits on an inforce group of contracts. The gain from this transaction of $13,674 was credited directly to unassigned surplus. During 2005, 2004, and 2003, $1,437 $1,480 and $1,525, respectively, of the initial gain were amortized into earnings, with a corresponding charge to unassigned surplus.

During 2001, the Company entered into a reinsurance transaction with Transamerica International Re (Bermuda) Ltd. (TIRE), an affiliate of the Company. Under the terms of this transaction, the Company ceded certain traditional life insurance contracts. The net of tax impact from the cession of inforce business was $33,042, which was credited directly to unassigned surplus. During 2005, 2004 and 2003, the Company has amortized $3,304, $3,304 and $3,304, respectively, into earnings with a corresponding charge to unassigned surplus. The Company has a liability for funds held under reinsurance of $625,459 and $31,080 at December 31, 2005 and December 31, 2004, respectively.

During 2003, the Company recaptured a block of business ceded to a non-affiliated company. The recapture resulted in no consideration received by or paid to the Company. This recapture resulted in a pre-tax loss of $3,323, which was recorded in the statement of operations. The loss was offset by the release of liability for unauthorized reinsurance and non-admitted assets related to the reinsurance treaty of $3,208, which were credited directly to unassigned surplus.

During 2003, the Company entered into a reinsurance transaction with Transamerica International Re (Bermuda) Ltd, an affiliate. Under the terms of this transaction, the Company ceded the obligations and benefits related to certain life insurance contracts. The difference between the consideration paid of $2,608 and the reserve credit taken of $6,188 was credited directly to unassigned surplus on a net of tax basis. Subsequent to the initial gain, the Company has amortized $256, $266 and $275 into earnings during 2005, 2004 and 2003, respectively, with a corresponding charge to unassigned surplus. The Company holds collateral in the form of letters of credit of $3,000.

During 2003, the Company entered into an indemnity reinsurance agreement in which the Company agreed to cede the obligations and benefits related to certain fixed annuity contracts on a coinsurance and modified coinsurance basis. The Company received a ceding commission of $13,386 at the inception of the contract. In addition, the Company released the IMR liability of $12,906 related to the assets backing the ceded contracts because the future investment experience to be transferred to the assuming company will

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

6. Reinsurance (continued)

be without adjustment of the IMR that existed at the date of the initial transaction. The resulting gain from the ceding commission and the IMR release has been recorded directly to the unassigned surplus on a net of tax basis. The initial mod-co transaction of $1,587,431 is included separately in the revenue and expense sections of the Company’s statement of operations for 2003. During 2005, 2004 and 2003, the Company has amortized $985, $6,979 and $9,473, respectively, of the initial gain into earnings with a corresponding charge to unassigned surplus.

The Company has historically been a party to various reinsurance transactions with MEGA Life and Health Insurance Co. and its affiliates (“MEGA”) related to certain accident and health business. During 2003, the Company entered into several reinsurance transactions and novations of certain underlying policies such that all risks associated with these treaties and policies have been ceded to MEGA. No gain or loss was recognized related to these transactions.

During 2004, the Company entered into another reinsurance transaction to cede the new production of certain fixed annuity contracts to Transamerica International Re (Ireland) Ltd, an affiliate of the Company, on a funds withheld basis. The Company ceded premiums of $861,776 and $677,733 during 2005 and 2004, respectively, and has taken a reserve credit of $1,419,368 and $650,613 at December 31, 2005 and 2004, respectively. The Company has a liability for funds held under reinsurance of $1,364,943 and $620,934 at December 31, 2005 and December 31, 2004, respectively. The consummation of this treaty caused no initial gain or loss.

On July 1, 2004, the Company recaptured the business it had ceded to TOLIC. The Company received $286,705 as consideration for this recapture, which has been included in the Company’s statement of operations. The change in reserves of $293,942 related to the recapture has been reported in the statement of operations. This transaction reduced funds held under coinsurance and other reinsurance treaties by $286,754 during 2004.

On October 1, 2004, the Company recaptured the business it had ceded under a reinsurance treaty with First AUSA Life Insurance Company, an affiliate. The Company received $643,279 as consideration for this recapture, which has been included in the Company’s statement of operations. The change in reserves of $643,279 related to the recapture has been reported in the statement of operations as an increase in reserves.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

7. Income Taxes

The main components of net deferred income taxes are as follows:

	December 31
	2005	2004
Deferred income tax assets:
Guaranty funds	$6,156	$5,770
Non-admitted assets	2,813	2,331
807(f) assets	8,195	4,868
Deferred acquisition costs	212,840	210,148
Reserves	100,065	94,755
Unrealized capital losses	65,081	60,665
Derivatives	60,941	—
Deferred intercompany losses	1,918	25,031
Other	6,798	7,257

Total deferred income tax assets	$464,807	$410,825

Deferred income tax assets – nonadmitted	$169,345	$154,668

Deferred income tax liabilities:
Unrealized capital gains	$140,564	$123,493
807(f) liability	4,182	2,508
Accrued dividends	4,447	—
Deferred intercompany gains	11,524	37,177
Partnerships	17,745	(16,678)
Other	608	8,308

Total deferred income tax liabilities	$179,070	$154,808

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

7. Income Taxes (continued)

The change in net deferred income tax assets and deferred income tax assets – nonadmitted are as follows:

	Year Ended December 31
	2005	2004	2003
Change in net deferred income tax asset	$29,720	$(43,530)	$(98,414)

Change in deferred income tax assets - nonadmitted	$14,677	$(21,192)	$(55,677)

Federal income tax expense differs from the amount computed by applying the statutory federal income tax rate to gain from operations before federal income tax expense and net realized capital gains (losses) on investments for the following reasons:

	Year Ended December 31
	2005	2004	2003
Income tax computed at federal statutory rate (35%)	$102,803	$97,892	$105,259
Deferred acquisition costs – tax basis	3,237	14,810	15,082
Depreciation	—	53	(112)
Dividends received deduction	(22,887)	(8,511)	(4,005)
IMR amortization	(13,821)	(11,515)	(6,768)
Investment income items	(9,159)	(4,233)	(7,787)
Low income housing credits	(5,138)	(5,215)	(6,035)
Limited partnerships book/tax difference	(2,477)	13,641	3,129
Prior year over accrual	(22,832)	2,409	(31,195)
Tax contingencies	930	4,845	7,441
Prior year receivable	(18,578)	(18,578)	(18,578)
Reinsurance transactions	(2,094)	(5,049)	1,830
Tax credits	(716)	(218)	(892)
Tax reserve adjustment	(3,549)	242	(664)
Other	(1,417)	(2,256)	415

Federal income tax expense	$4,302	$78,317	$57,120

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

7. Income Taxes (continued)

Effective October 1, 2005, the Company joined in a consolidated income tax return filing with TOLIC. Prior to that date, the Company filed a consolidated tax return with its indirect parent company, AEGON US Holding Corporation. Under the terms of a tax sharing agreement between the Company and its affiliates, the Company computes federal income tax expense as if it were filing a separate income tax return, except that tax credits and net operating loss carryforwards are determined on the basis of the consolidated group. Additionally, the alternative minimum tax is computed for the consolidated group and the resulting tax, if any, is allocated back to the separate companies on the basis of the separate companies’ alternative minimum taxable income. In addition, any operating loss or capital loss carryforwards are calculated for the life and nonlife subgroups on a consolidated basis.

The Company’s federal income tax returns have been examined by the Internal Revenue Service and the statute is closed through 2000. The examination fieldwork for 2001 through 2003 has been completed and a protest of findings has been filed with the Appeals Office of the Internal Revenue Service. An examination of 2004 is scheduled to begin in 2006.

Effective October 1, 2005, the Company was the surviving company in a merger with Transamerica Life Insurance and Annuity Company (TALIAC). An examination of TALIAC’s federal income tax returns by the Internal Revenue Service is underway for the calendar years 2002, 2003 and 2004.

Income taxes incurred during 2005, 2004 and 2003 for the consolidated group in which the Company is included that will be available for recoupment in the event of future net losses is $159,090, $124,669 and $128,053, respectively.

Prior to 1984, as provided for under the Life insurance Company Tax Act of 1959, a portion of statutory income was not subject to current taxation but was accumulated for income tax purposes in a memorandum account referred to as the “policyholders’ surplus account” (PSA). Effective October 1, 2005, the Company was a surviving company in a merger with TALIAC. No federal income taxes have been provided for in the financial statements on income deferred in the PSA of the surviving company ($20,260 at December 31, 2005). Due to United States tax legislation enacted in October 2004, distributions to shareholders during 2005 and 2006 are deemed to come first out of the policyholder surplus account balance on a tax free basis. Prior to the merger with TALIAC, the Company made a distribution from the policyholder surplus account which reduced its balance to $0 ($20,387 at December 31, 2004). The balance of the

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

7. Income Taxes (continued)

Company’s PSA as of December 31, 2005 is $20,260, which is a carryover from TALIAC’s pre-merger PSA balance. If a balance remains after 2006, to the extent that dividends are paid from the amount accumulated in the PSA, net earnings would be reduced by the amount of tax required to be paid. Should the entire amount in the PSA account become taxable (after 2006), the tax thereon computed at the current rates would amount to approximately $7,091.

8. Policy and Contract Attributes

A portion of the Company’s policy reserves and other policyholders’ funds (including separate account liabilities) relate to liabilities established on a variety of the Company’s annuity and deposit-type products. There may be certain restrictions placed upon the amount of funds that can be withdrawn without penalty. The amount of reserves on these products, by withdrawal characteristics, is summarized as follows:

	December 31
	2005		2004
	Amount	Percent of Total	Amount	Percent of Total
Subject to discretionary withdrawal with market value adjustment	$4,137,425	7%	$5,145,819	9%
Subject to discretionary withdrawal at book value less surrender charge	5,194,249	9	8,960,598	16
Subject to discretionary withdrawal at market value	19,641,958	34	17,492,878	30
Subject to discretionary withdrawal at book value (minimal or no charges or adjustments)	16,625,467	29	13,920,011	24
Not subject to discretionary withdrawal provision	12,093,715	21	12,421,475	21

Total gross	57,692,814	100%	57,940,781	100%

Less reinsurance ceded	2,590,225		1,867,055

Total net policy reserves on annuities and deposit-type liabilities	$55,102,589		$56,073,726

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

8. Policy and Contract Attributes (continued)

Included in the liability for deposit-type contracts at December 31, 2005 and 2004 are $3,450,000 and $4,237,000, respectively, of funding agreements issued to special purpose entities in conjunction with non-recourse medium-term note programs. Under these programs, the proceeds from each note series issuance is used to purchase a funding agreement from an affiliated Company which secures that particular series of notes. The funding agreement is reinsured to the Company. In general, the payment terms of the note series match the payment terms of the funding agreement that secures that series. Claims for principal and interest for these funding agreements are afforded equal priority as other policyholders. At December 31, 2005, the contractual maturities were: 2006 - $1,242,000; 2007 - $1,373,000; 2008 - $0; 2009 - $368,000; 2010 - $55,000, and thereafter - $412,000.

The Company’s liability for deposit-type contracts includes GIC’s and funding agreements assumed from Monumental Life Insurance Company, an affiliate. The liabilities assumed are $4,218,445 and $5,007,410 at December 31, 2005 and 2004, respectively.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

8. Policy and Contract Attributes (continued)

Separate and variable accounts held by the Company relate to individual variable life insurance policies. The benefits provided on the policies are determined by the performance and/or market value of the investments held in the separate account. The net investment experience of the separate account is credited directly to the policyholder and can be positive or negative. The assets of these are carried at market value. The life insurance policies typically provide a guaranteed minimum death benefit. Information regarding the separate accounts of the Company as of and for the years ended December 31, 2005 and 2004 is as follows:

	Nonindexed Guaranteed Less than or equal to 4%	Nonindexed Guaranteed More than 4%	Nonguaranteed Separate Account	Total
Premiums, deposits, and other considerations for the year ended December 31, 2005	$7,756	$—	$3,592,608	$3,600,364

Reserves for separate accounts with assets at:
Fair value	$—	$—	$22,429,774	$22,429,774
Amortized cost	472,193	136,956	—	609,149

Total at December 31, 2005	$472,193	$136,956	$22,429,774	$23,038,923

Reserves for separate accounts by withdrawal characteristics at December 31, 2005:
Subject to discretionary withdrawal:
With market value adjustment	$—	$136,956	$—	$136,956
At book value without market value adjustment and with current surrender charge of 5% or more	—	—	—	—
At fair value	—	—	22,429,774	22,429,774
At book value without market value adjustment and with current surrender charge of less than 5%	436,447	—	—	436,447
Not subject to discretionary withdrawal	35,746	—	—	35,746

Total separate account liabilities at December 31, 2005	$472,193	$136,956	$22,429,774	$23,038,923

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

8. Policy and Contract Attributes (continued)

	Nonindexed Guaranteed Less than or equal to 4%	Nonindexed Guaranteed More than 4%	Nonguaranteed Separate Account	Total
Premiums, deposits, and other considerations for the year ended December 31, 2004	$11,643	$—	$3,125,541	$3,137,184

Reserves for separate accounts with assets at:
Fair value	$—	$—	$19,631,255	$19,631,255
Amortized cost	450,201	255,701	—	705,902

Total at December 31, 2004	$450,201	$255,701	$19,631,255	$20,337,157

Reserves for separate accounts by withdrawal characteristics at December 31, 2004:
Subject to discretionary withdrawal:
With market value adjustment	$—	$255,701	$65,384	$321,085
At book value without market value adjustment and with current surrender charge of 5% or more	—	—	—	—
At fair value	—	—	19,565,871	19,565,871
At book value without market value adjustment and with current surrender charge of less than 5%	418,070	—	—	418,070
Not subject to discretionary withdrawal	32,131	—	—	32,131

Total separate account liabilities at December 31, 2004	$450,201	$255,701	$19,631,255	$20,337,157

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

8. Policy and Contract Attributes (continued)

	Nonindexed Guaranteed Less than or equal to 4%	Nonindexed Guaranteed More than 4%	Nonguaranteed Separate Account	Total
Premiums, deposits, and other considerations for the year ended December 31, 2003	$10,816	$4,750	$3,582,463	$3,598,029

Reserves for separate accounts with assets at:
Fair value	$—	$—	$16,849,560	$16,849,560
Amortized cost	412,985	308,856	—	721,841

Total at December 31, 2003	$412,985	$308,856	$16,849,560	$17,571,401

Reserves for separate accounts by withdrawal characteristics at December 31, 2003:
Subject to discretionary withdrawal:
With market value adjustment	$—	$255,701	$65,384	$321,085
At book value without market value adjustment and with current surrender charge of 5% or more	—	—	—	—
At fair value	—	—	19,565,871	19,565,871
At book value without market value adjustment and with current surrender charge of less than 5%	418,070	—	—	418,070
Not subject to discretionary withdrawal	32,131	—	—	32,131

Total separate account liabilities at December 31, 2003	$450,201	$255,701	$19,631,255	$20,337,157

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

8. Policy and Contract Attributes (continued)

A reconciliation of the amounts transferred to and from the separate accounts is presented below:

	Year Ended December 31
	2005	2004	2003
Transfers as reported in the summary of operations of the separate accounts statement:
Transfers to separate accounts	$3,593,915	$3,133,299	$3,600,917
Transfers from separate accounts	(2,235,232)	(2,116,915)	(1,185,184)

Net transfers to separate accounts	1,358,683	1,016,384	2,415,733
Miscellaneous reconciling adjustments	6,833	5,805	7,034

Transfers as reported in the summary of operations of the life, accident and health annual statement	$1,365,516	$1,022,189	$2,422,767

At December 31, 2005 and 2004, the Company had separate account annuities with guaranteed benefits as follows:

Benefit and Type of Risk	Subjected Account Value	Amount of Reserve Held	Reinsurance Reserve Credit
December 31, 2005
Minimum guaranteed death benefit	$13,441,966	$148,186	$25,827
Minimum guaranteed income benefit	8,303,742	111,898	6,973
Guaranteed premium accumulation fund	61,322	8,875	—
Minimum guaranteed withdrawal benefit	1,257,973	7,002	(4,448)

December 31, 2004
Minimum guaranteed death benefit	$12,708,701	$123,555	$30,342
Minimum guaranteed income benefit	8,273,717	93,888	2,760
Guaranteed premium accumulation fund	79,525	8,066	—
Minimum guaranteed withdrawal benefit	448,821	1,612	(1,255)

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

8. Policy and Contract Attributes (continued)

For Variable Annuities with Guaranteed Living Benefits (VAGLB), which includes minimum guaranteed income, minimum guaranteed withdrawal, and guaranteed premium accumulation fund benefits, the Company complies with Actuarial Guideline 39. This guideline defines a two step process for the determination of VAGLB reserves. The first step is to establish a reserve equal to the accumulated VAGLB charges for the policies in question. The second step requires a standalone asset adequacy analysis to determine the sufficiency of these reserves. This step has been satisfied by projecting 30 years into the future along 1000 stochastic variable return paths using a variety of assumptions as to VAGLB charges, lapse, withdrawal, annuitization and death. The results of this analysis are discounted back to the valuation date and compared to the accumulation of fees reserve to determine if an additional reserve needs to be established.

For Variable Annuities with Minimum Guaranteed Death Benefits (MGDB), the Company complies with Actuarial Guideline 34. This guideline requires that MGDBs be projected by assuming an immediate drop in the values of the assets supporting the variable annuity contract, followed by a subsequent recovery at a net assumed return until the maturity of the contract. The immediate drop percentages and gross assumed returns vary by asset class and are defined in the guideline. Mortality is based on the 1994 Variable Annuity MGDB Mortality Table, which is also defined in the guideline.

Reserves on the Company’s traditional life products are computed using mean reserving methodologies. These methodologies result in the establishment of assets for the amount of the net valuation premiums that are anticipated to be received between the policy’s paid-through date to the policy’s next anniversary date. At December 31, 2005 and 2004, these assets (which are reported as premiums deferred and uncollected) and the amounts of the related gross premiums and loading, are as follows:

	Gross	Loading	Net
December 31, 2005
Life and annuity:
Ordinary direct first year business	$3,520	$2,463	$1,057
Ordinary direct renewal business	21,815	7,026	14,789
Group life direct business	3,233	2,347	886

Total life and annuity	28,568	11,836	16,732
Accident and health:
Direct	4,422	—	4,422

Total accident and health	4,422	—	4,422

	$32,990	$11,836	$21,154

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

8. Policy and Contract Attributes (continued)

	Gross	Loading	Net
December 31, 2004
Life and annuity:
Ordinary direct first year business	$3,703	$2,524	$1,179
Ordinary direct renewal business	22,497	7,133	15,364
Group life direct business	4,190	2,800	1,390

Total life and annuity	30,376	12,414	17,933
Accident and health:
Direct	3,053	—	3,053

Total accident and health	3,053	—	3,053

	$33,429	$12,414	$20,986

At December 31, 2005 and 2004, the Company had insurance in force aggregating $1,023,533 and $1,175,628, respectively, in which the gross premiums are less than the net premiums required by the valuation standards established by the Insurance Division, Department of Commerce, of the State of Iowa. The Company established policy reserves of $29,615 and $34,797 to cover these deficiencies at December 31, 2005 and 2004, respectively.

During 2004, the Company made a correction in the guaranteed nonforfeiture interest rate on certain universal life contracts. This caused a decrease in reserves of $1,423, which was credited to capital and surplus.

During 2003, the Company upgraded its reserve valuation system for fixed deferred annuities and variable annuities. The valuation system upgrade, which provides for more precise calculations, caused general account reserves to decrease by $3,572 and separate account reserves to increase by $4,681. The amounts relating to the general account were credited directly to unassigned surplus. The amounts related to the separate accounts are included in the change in surplus in separate accounts in the 2003 statement of changes in capital and surplus.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

9. Dividend Restrictions

The Company is subject to limitations, imposed by the State of Iowa, on the payment of dividends to its parent company. Generally, dividends during any twelve-month period may not be paid, without prior regulatory approval, in excess of the greater of (a) 10 percent of statutory capital and surplus as of the preceding December 31, or (b) statutory gain from operations before net realized capital gains (losses) on investments for the preceding year. Subject to the availability of unassigned surplus at the time of such dividend, the maximum payment which may be made in 2006, without the prior approval of insurance regulatory authorities, is $289,422.

During 2003, upon approval of insurance regulatory authorities, the Company paid $300,000 to its parent company. This payment consisted of a dividend of $45,700 and a return of additional paid-in-capital of $254,300.

During 2004, the Company received a capital contribution of $490,000. During 2003, the Company received a capital contribution of $200,000 in cash from the parent company of TALIAC, TOLIC, and $80,000 from the Company’s parent at that time, Transamerica Holding Company, LLC.

During 2004, the Company paid a dividend of $400,000 to TOLIC.

Life/health insurance companies are subject to certain risk-based capital (RBC) requirements as specified by the NAIC. Under those requirements, the amount of capital and surplus maintained by a life/health insurance company is to be determined based on the various risk factors related to it. At December 31, 2005, the Company meets the RBC requirements.

10. Retirement and Compensation Plans

The Company’s employees participate in a qualified defined benefit pension plan sponsored by AEGON. The Company has no legal obligation for the plan. The Company recognizes pension expense equal to its allocation from AEGON. The pension expense is allocated among the participating companies based the Statement of Financial Accounting Standards No. 87 expense as a percent of salaries. The benefits are based on years of service and the employee’s compensation during the highest five consecutive years of employment. The Company’s allocation of pension expense for each of the years ended December 31, 2005, 2004, and 2003 was $2,789, $1,417, and $1,658, respectively. The plan is subject to the reporting and disclosure requirements of the Employee Retirement and Income Security Act of 1974.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

10. Retirement and Compensation Plans (continued)

The Company’s employees also participate in a contributory defined contribution plan sponsored by AEGON which is qualified under Section 401(k) of the Internal Revenue Service Code. Employees of the Company who customarily work at least 1,000 hours during each calendar year and meet the other eligibility requirements are participants of the plan. Participants may elect to contribute up to twenty-five percent of their salary to the plan. The Company will match an amount up to three percent of the participant’s salary.

Participants may direct all of their contributions and plan balances to be invested in a variety of investment options. The plan is subject to the reporting and disclosure requirements of the Employee Retirement and Income Security Act of 1974. Benefits expense of $1,515, $620, and $637 were allocated for the years ended December 31, 2005, 2004, and 2003, respectively.

AEGON sponsors supplemental retirement plans to provide the Company’s senior management with benefits in excess of normal pension benefits. The plans are noncontributory, and benefits are based on years of service and the employee’s compensation level. The plans are unfunded and nonqualified under the Internal Revenue Service Code. In addition, AEGON has established incentive deferred compensation plans for certain key employees of the Company. The Company’s allocation of expense for these plans for each of the years ended December 31, 2005, 2004, and 2003 was negligible. AEGON also sponsors an employee stock option plan/stock appreciation rights for individuals employed and a stock purchase plan for its producers, with the participating affiliated companies establishing their own eligibility criteria, producer contribution limits and company matching formula. These plans have been accrued or funded as deemed appropriate by management of AEGON and the Company.

In addition to pension benefits, the Company participates in plans sponsored by AEGON that provide postretirement medical, dental and life insurance benefits to employees meeting certain eligibility requirements. Portions of the medical and dental plans are contributory. The expenses of the postretirement plans, calculated on the pay-as-you-go basis, are charged to affiliates in accordance with an intercompany cost sharing arrangement. The Company expensed $273, $172, and $166 for the years ended December 31, 2005, 2004, and 2003, respectively.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

11. Sales, Transfer, and Servicing of Financial Assets and Extinguishments of Liabilities

During 2005, 2004 and 2003, the Company sold $10,788, $23,460, and $22,970, respectively, of agent balances without recourse to an affiliated company. Prior to July 29, 2005, the agent debit balances were sold to Money Services, Inc. (MSI), an affiliated company. Subsequent to July 29, 2005, agent debit balances were sold without recourse to ADB Corporation, LLC (ADB), an affiliated company, and all rights, title and interest in the prior net debit balances owned by MSI prior to July 29, 2005, were fully assigned, without recourse, to ADB. The Company did not realize a gain or loss as a result of the sales.

12. Related Party Transactions

The Company is party to a common cost allocation service arrangement between AEGON USA, Inc. companies, in which various affiliated companies may perform specified administrative functions in connection with the operation of the Company, in consideration of reimbursement of actual costs of services rendered. The Company is also a party to a Management and Administrative and Advisory agreement with AEGON USA Realty Advisors, Inc. whereby the Advisor serves as the administrator and advisor for the Company’s mortgage loan operations. AEGON USA Investment Management, LLC acts as a discretionary investment manager under an Investment Management Agreement with the Company. During 2005, 2004, and 2003, the Company paid $82,913, $95,876 and $142,703, respectively, for these services, which approximates their costs to the affiliates.

Payables to affiliates bear interest at the thirty-day commercial paper rate. During 2005, 2004, and 2003, the Company paid net interest of $14,352, $1,943, and $1,988, respectively, to affiliates.

At December 31, 2005, the Company held two short-term notes receivable in the amount of $39,500 and $2,000, from AEGON USA, Inc., an affiliate, which are due on or before December 28, 2006 and December 30, 2006, respectively. These notes receivable are reported in aggregate as a receivable from parent, subsidiaries and affiliates on the balance sheet. At December 31, 2004, the Company reported $47,800 short-term notes receivable from Monumental Life Insurance Company, an affiliate, which was due December 23, 2005. Interest on these notes accrues based on the 30-day commercial paper rate at the time of issuance.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

12. Related Party Transactions (Continued)

During 1998, the Company issued life insurance policies to certain affiliated companies, covering the lives of certain employees of those affiliates. Aggregate reserves for policies and contracts related to these policies are $245,922 and $236,425 at December 31, 2005 and 2004, respectively.

13. Commitments and Contingencies

The Company has issued synthetic GIC contracts to benefit plan sponsors totaling $5,513,354 as of December 31, 2005. A synthetic GIC is an off-balance sheet fee-based product sold primarily to tax qualified plans. The plan sponsor retains ownership and control of the related plan assets. The Company provides book value benefit responsiveness in the event that qualified plan benefit requests exceed plan cash flows. In certain contracts, the Company agrees to make advances to meet benefit payment needs and earns a market interest rate on these advances. The periodically adjusted contract-crediting rate is the means by which investment and benefit responsive experience is passed through to participants. In return for the book value benefit responsive guarantee, the Company receives a premium that varies based on such elements as benefit responsive exposure and contract size. The Company underwrites the plans for the possibility of having to make benefit payments and also must agree to the investment guidelines to ensure appropriate credit quality and cash flow. Funding requirements to date have been minimal and management does not anticipate any future material funding requirements that would have a material impact on reported financial results.

The Company has also provided a guarantee for the obligations of non-insurance affiliates. These entities accept assignments of structured settlement payment obligations from other insurers and purchases structured settlement insurance policies from subsidiaries of the Company that match those obligations. There are no expected payments associated with this guarantee.

At December 31, 2005, 2004, and 2003, the Company had entered into an agreement with commitment amounts of $21,090, $21,090, and $37,670, respectively, for which it was paid a fee to provide credit enhancement and standby liquidity asset purchase agreements on municipal variable rate demand note facilities. The Company believes the chance of draws or other performance features being exercised under these agreements is minimal.

At December 31, 2005 and 2004, the net amount of securities being acquired on a to be announced basis was $3,043 and $1,393,579, respectively.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

13. Commitments and Contingencies (continued)

The Company may pledge assets as collateral for derivative transactions. At December 31, 2005, the Company has pledged invested assets with a carrying value and market value of $2,644 and $2,697, respectively, in conjunction with these transactions.

Assets in the amount of $1,090,893 and $1,530,302 as of December 31, 2005 and 2004, respectively, were pledged as collateral in conjunction with funding agreements associated with the Federal Home Loan Bank.

The Company participates in an agent-managed securities lending program. The Company receives collateral equal to 102 or 105% of the fair market value of the loaned securities as of the transaction date for domestic or international securities, respectively. The counterparty is mandated to deliver additional collateral if the fair value of the collateral is at any time less than 102 or 105% of the fair value of the loaned domestic or international securities. This additional collateral, along with the collateral already held in connection with the lending transaction, is at least equal to 102 or 105% of the fair value of the loaned domestic or international securities, respectively. The agreement does not allow rehypothication of collateral by any party involved but does allow cash collateral to be invested in reverse repurchase agreements. At December 31, 2005 and 2004, the value of securities loaned amounted to $1,237,883 and $1,229,581, respectively.

The Company has contingent commitments for $645,650 and $307,314 at December 31, 2005 and 2004, respectively, for joint ventures, partnerships, and limited liability companies.

At December 31, 2005 and 2004, the Company has mortgage loan commitments of $64,863 and $159,545, respectively.

At December 31, 2004, the Company has outstanding private placement commitments of $32,000. No such commitments existed at December 31, 2005.

The Company is a party to legal proceedings incidental to its business. Although such litigation sometimes includes substantial demands for compensatory and punitive damages, in addition to contract liability, it is management’s opinion that damages arising from such demands will not be material to the Company’s financial position.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

13. Commitments and Contingencies (continued)

The Company is subject to insurance guaranty laws in the states in which it writes business. These laws provide for assessments against insurance companies for the benefit of policyholders and claimants in the event of insolvency of other insurance companies. Assessments are charged to operations when received by the Company except where right of offset against other taxes paid is allowed by law; amounts available for future offsets are recorded as an asset on the Company’s balance sheet. Potential future obligations for unknown insolvencies are not determinable by the Company and are not required to be accrued for financial reporting purposes. The future obligation has been based on the most recent information available from the National Organization of Life and Health Insurance Guaranty Associations. The Company has established a reserve of $18,520 and $16,615 and an offsetting premium tax benefit of $7,075 and $7,122 at December 31, 2005 and 2004, respectively, for its estimated share of future guaranty fund assessments related to several major insurer insolvencies. The guaranty fund expense was $286, $365, and $56 for the years ended December 31, 2005, 2004, and 2003, respectively.

In the normal course of business, the Company has obtained letters of credit of $1,010 for the benefit of non affiliated companies that have reinsured business to the Company where the ceding companies state of domicile does not recognize the Company as an authorized reinsurer.

Statutory-Basis Financial

Statement Schedules

Transamerica Life Insurance Company

Summary of Investments – Other Than

Investments in Related Parties

(Dollars in Thousands)

December 31, 2005

SCHEDULE I

Type of Investment	Cost (1)	Market Value	Amount at Which Shown in the Balance Sheet
Fixed maturities
Bonds:
United States Government and government agencies and authorities	$471,422	$467,973	$471,422
States, municipalities and political subdivisions	1,087,998	1,089,051	1,087,998
Foreign governments	515,026	564,627	515,026
Public utilities	2,393,792	2,511,419	2,393,792
All other corporate bonds	31,383,477	31,934,927	31,383,477
Redeemable preferred stocks	338,423	388,220	338,423

Total fixed maturities	36,190,138	36,956,217	36,190,138

Equity securities
Common stocks:
Public utilities	1,177	1,818	1,818
Banks, trust and insurance	73,381	74,766	74,766
Industrial, miscellaneous and all other	160,369	190,830	190,830

Total equity securities	234,927	267,414	267,414
Mortgage loans on real estate	5,770,723		5,770,723
Real estate	34,521		34,521
Policy loans	123,221		123,221
Other long-term investments	1,116,749		1,116,749
Cash and short-term investments	326,027		326,027

Total investments	$43,796,305		$43,828,793

(1)	Original cost of equity securities and, as to fixed maturities, original cost reduced by repayments and adjusted for amortization of premiums or accrual of discounts.

Transamerica Life Insurance Company

Supplementary Insurance Information

(Dollars in Thousands)

SCHEDULE III

	Future Policy Benefits and Expenses	Unearned Premiums	Policy and Contract Liabilities	Premium Revenue	Net Investment Income*	Benefits, Claims Losses and Settlement Expenses	Other Operating Expenses*	Premiums Written
Year ended December 31, 2005
Individual life	$3,733,738	$—	$21,092	$658,856	$231,660	$212,786	$659,658
Individual health	562,473	11,670	22,345	126,590	32,417	146,318	42,532	$127,460
Group life and health	411,648	3,611	28,479	128,286	24,716	124,052	52,140	214,013
Annuity	26,901,713	—	5,628	4,191,485	2,101,261	4,691,047	1,538,213

	$31,609,572	$15,281	$77,544	$5,105,217	$2,390,054	$5,174,203	$2,292,543

Year ended December 31, 2004
Individual life	$3,722,730	$—	$18,826	$1,109,335	$203,679	$561,099	$767,391
Individual health	481,153	11,264	20,082	125,322	25,246	149,813	34,059	$126,384
Group life and health	371,785	3,678	26,399	133,651	20,452	129,852	69,401	222,495
Annuity	28,876,607	—	—	4,972,942	2,131,372	6,571,058	1,353,494

	$33,452,275	$14,942	$65,307	$6,341,250	$2,380,749	$7,411,822	$2,224,345

Year ended December 31, 2003
Individual life	$3,345,082	$—	$14,877	$558,828	$188,648	$495,807	$267,671
Individual health	381,477	11,590	15,488	117,508	20,776	130,651	40,096	$117,509
Group life and health	329,033	3,728	17,239	142,627	18,993	109,984	62,601	205,257
Annuity	28,215,458	—	—	8,824,453	2,065,506	7,724,565	4,689,586

	$32,271,050	$15,318	$47,604	$9,643,416	$2,293,923	$8,461,007	$5,059,954

*	Allocations of net investment income and other operating expenses are based on a number of assumptions and estimates, and the results would change if different methods were applied.

Transamerica Life Insurance Company

Reinsurance

(Dollars in Thousands)

SCHEDULE IV

	Gross Amount	Ceded to Other Companies	Assumed From Other Companies	Net Amount	Percentage of Amount Assumed to Net
Year ended December 31, 2005
Life insurance in force	$44,440,385	$13,277,543	$95,282	$31,258,124	0%

Premiums:
Individual life	$901,447	$246,822	$4,231	$658,856	1%
Individual health	127,460	870	–	126,590	0
Group life and health	214,013	85,727	–	128,286	0
Annuity	5,020,800	947,398	118,083	4,191,485	3

	$6,263,720	$1,280,817	$122,314	$5,105,217	2%

Year ended December 31, 2004
Life insurance in force	$39,955,770	$8,914,965	$88,961	$31,129,766	0%

Premiums:
Individual life	$1,113,967	$8,844	$4,212	$1,109,335	0%
Individual health	126,384	1,062	–	125,322	0
Group life and health	222,495	88,844	–	133,651	0
Annuity	5,150,594	784,571	606,919	4,972,942	12

	$6,613,440	$883,321	$611,131	$6,341,250	10%

Year ended December 31, 2003
Life insurance in force	$39,022,658	$9,693,056	$90,171	$29,419,773	0%

Premiums:
Individual life	$561,203	$6,483	$4,108	$558,828	1%
Individual health	117,509	929	928	117,508	1
Group life and health	205,257	85,907	23,277	142,627	16
Annuity	8,859,220	190,571	155,804	8,824,453	2

	$9,743,189	$283,890	$184,117	$9,643,416	2%

FINANCIAL STATEMENTS

Transamerica Life Insurance Company

Separate Account VA S - Flexible Premium Variable Annuity D

Huntington Allstar Select Variable Annuity

Year Ended December 31, 2005

Transamerica Life Insurance Company

Separate Account VA S - Flexible Premium Variable Annuity D

Huntington Allstar Select Variable Annuity

Financial Statements

Year Ending December 31, 2005

Report of Independent Registered Public Accounting Firm

The Board of Directors and Contract Owners

Huntington Allstar Select Variable Annuity

Transamerica Life Insurance Company

We have audited the accompanying statements of assets and liabilities of Transamerica Life Insurance Company Separate Account VA S (comprised of the Federated Growth & Income, Transamerica Convertible Securities, Transamerica Money Market, Transamerica Equity, Transamerica U.S. Government Securities, Transamerica U.S. Government Securities – PAM Fund, Van Kampen Active International Allocation, Van Kampen Mid-Cap Growth, AIM V.I. Basic Value Fund, AIM V.I. Core Equity Fund, AIM V.I. Mid Cap Core Equity Fund, Dreyfus Core Bond Portfolio, Dreyfuss VIF-International Equity Portfolio, Dreyfus VIF-Limited Term High Yield Portfolio, Dreyfus VIF-Small Company Stock Portfolio, Federated Equity Income Fund II, Federated American Leaders Fund II, Federated Capital Appreciation Fund II, Federated Kaufmann Fund II, Huntington VA Dividend Capture Fund, Huntington VA Growth Fund, Huntington VA Income Equity Fund, Huntington VA International Equity Fund, Huntington VA Macro 100 Fund, Huntington VA Mid Corp America Fund, Huntington VA Mortgage Securities Fund, Huntington VA New Economy Fund, Huntington VA Rotating Markets Fund, Huntington VA Situs Small Cap Fund, Colonial Small Cap Value Fund – Variable Series, Colonial Strategic Income Fund – Variable Series, MFS Research Bond Series, MFS Investors Growth Stock Series, MFS Total Return Series, The Universal Institutional Funds, Inc. Equity and Income Portfolio, The Universal Institutional Funds, Inc. Global Franchise Portfolio, Van Kampen Life Investment Trust Aggressive Growth Portfolio, Van Kampen Life Investment Trust Aggressive Comstock Portfolio, and Wanger U.S. Smaller Companies subaccounts), which are available for investment by contract owners of Huntington Allstar Select Variable Annuity, as of December 31, 2005, and the related statements of operations and changes in net assets for the periods indicated thereon. These financial statements are the responsibility of the Separate Account’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

1

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Separate Account’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Separate Account’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2005 by correspondence with the mutual funds’ transfer agents. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the respective subaccounts of Transamerica Life Insurance Company Separate Account VA S which are available for investment by contract owners of Huntington Allstar Select Variable Annuity at December 31, 2005, and the results of their operations and changes in their net assets for the periods indicated thereon, in conformity with U.S. generally accepted accounting principles.

/s/ Ernst & Young LLP

Des Moines, Iowa

February 3, 2006

Transamerica Life Insurance Company Separate

Account VA S - Flexible Premium Variable Annuity D

Huntington Allstar Select Variable Annuity

Statements of Assets and Liabilities

December 31, 2005

	Federated Growth & Income Subaccount	Transamerica Convertible Securities Subaccount	Transamerica Money Market Subaccount	Transamerica Equity Subaccount
Assets
Investment in securities:
Number of shares	57,970.663	52,615.067	1,244,671.790	95,272.472

Cost	$1,012,327	$594,320	$1,244,672	$1,922,048

Investments in mutual funds, at net asset value	$988,400	$587,710	$1,244,672	$2,261,768
Receivable for units sold	—	4	4	22

Total assets	988,400	587,714	1,244,676	2,261,790

Liabilities
Payable for units redeemed	2	—	—	—

	$988,398	$587,714	$1,244,676	$2,261,790

Net Assets:
Deferred annuity contracts terminable by owners	$988,398	$587,714	$1,244,676	$2,261,790

Total net assets	$988,398	$587,714	$1,244,676	$2,261,790

Accumulation units outstanding:
M&E - 1.05%	221,890	216,016	804,567	513,261

M&E - 1.25%	141,226	54,925	63,365	590,019

M&E - 1.30%	211,013	78,215	136,337	236,974

M&E - 1.50%	285,281	96,254	119,438	296,030

M&E - 1.80%	5,722	76,508	92,252	50,549

M&E - 2.00%	18,220	16,012	15,979	43,435

Accumulation unit value:
M&E - 1.05%	$1.124444	$1.098147	$1.013190	$1.312737

M&E - 1.25%	$1.120207	$1.094016	$1.009380	$1.307794

M&E - 1.30%	$1.119147	$1.092983	$1.008418	$1.306582

M&E - 1.50%	$1.114937	$1.088880	$1.004635	$1.301650

M&E - 1.80%	$1.108678	$1.082746	$0.998981	$1.294342

M&E - 2.00%	$1.104520	$1.078711	$0.995255	$1.289501

See accompanying notes.

2

Transamerica Life Insurance Company Separate

Account VA S - Flexible Premium Variable Annuity D

Huntington Allstar Select Variable Annuity

Statements of Assets and Liabilities

December 31, 2005

	Transamerica U.S. Government Securities Subaccount	Transamerica US Gov’t Sec - PAM Fund Subaccount	Van Kampen Active International Allocation Subaccount	Van Kampen Mid- Cap Growth Subaccount
Assets
Investment in securities:
Number of shares	121,309.938	2,193.709	44,567.830	37,300.586

Cost	$1,509,884	$26,741	$487,034	$651,626

Investments in mutual funds, at net asset value	$1,477,555	$26,719	$553,978	$711,695
Receivable for units sold	8	—	—	5

Total assets	1,477,563	26,719	553,978	711,700

Liabilities
Payable for units redeemed	—	8	1	—

	$1,477,563	$26,711	$553,977	$711,700

Net Assets:
Deferred annuity contracts terminable by owners	$1,477,563	$26,711	$553,977	$711,700

Total net assets	$1,477,563	$26,711	$553,977	$711,700

Accumulation units outstanding:
M&E - 1.05%	505,073	26,151	132,865	302,219

M&E - 1.25%	413,819	—	79,568	110,082

M&E - 1.30%	205,807	—	67,961	154,819

M&E - 1.50%	234,118	—	51,085	63,693

M&E - 1.80%	76,311	—	63,271	7,883

M&E - 2.00%	17,347	—	40,793	4,354

Accumulation unit value:
M&E - 1.05%	$1.021410	$1.021410	$1.279739	$1.109981

M&E - 1.25%	$1.017560	$1.017560	$1.274917	$1.105790

M&E - 1.30%	$1.016590	$1.016590	$1.273715	$1.104766

M&E - 1.50%	$1.012784	$1.012784	$1.268934	$1.100617

M&E - 1.80%	$1.007100	$1.007100	$1.261799	$1.094416

M&E - 2.00%	$1.003331	$1.003331	$1.257085	$1.090331

See accompanying notes.

3

Transamerica Life Insurance Company Separate

Account VA S - Flexible Premium Variable Annuity D

Huntington Allstar Select Variable Annuity

Statements of Assets and Liabilities

December 31, 2005

	AIM V.I. Basic Value Fund Subaccount	AIM V.I. Core Equity Fund Subaccount	AIM V.I. Mid Cap Core Equity Fund Subaccount	Dreyfus Core Bond Portfolio Subaccount
Assets
Investment in securities:
Number of shares	58,244.003	18,701.738	17,455.124	129,625.920

Cost	$661,289	$410,899	$229,841	$1,661,368

Investments in mutual funds, at net asset value	$714,071	$436,312	$235,993	$1,657,916
Receivable for units sold	3	1	1	—

Total assets	714,074	436,313	235,994	1,657,916

Liabilities
Payable for units redeemed	—	—	—	3

	$714,074	$436,313	$235,994	$1,657,913

Net Assets:
Deferred annuity contracts terminable by owners	$714,074	$436,313	$235,994	$1,657,913

Total net assets	$714,074	$436,313	$235,994	$1,657,913

Accumulation units outstanding:
M&E - 1.05%	195,346	196,208	37,677	475,341

M&E - 1.25%	45,049	56,471	42,100	357,947

M&E - 1.30%	172,731	94,445	63,705	338,311

M&E - 1.50%	134,741	40,674	50,376	333,073

M&E - 1.80%	48,198	6,083	2,727	76,310

M&E - 2.00%	42,624	2,469	6,182	12,229

Accumulation unit value:
M&E - 1.05%	$1.124288	$1.103982	$1.169822	$1.045224

M&E - 1.25%	$1.120051	$1.099828	$1.165413	$1.041297

M&E - 1.30%	$1.118989	$1.098764	$1.164314	$1.040312

M&E - 1.50%	$1.114783	$1.094658	$1.159936	$1.036404

M&E - 1.80%	$1.108514	$1.088515	$1.153427	$1.030577

M&E - 2.00%	$1.104375	$1.084435	$1.149113	$1.026713

See accompanying notes.

4

Transamerica Life Insurance Company Separate

Account VA S - Flexible Premium Variable Annuity D

Huntington Allstar Select Variable Annuity

Statements of Assets and Liabilities

December 31, 2005

	Dreyfus VIF- International Equity Portfolio Subaccount	Dreyfus VIF-Limited Term High Yield Portfolio Subaccount	Dreyfus VIF-Small Company Stock Portfolio Subaccount	Federated Equity Income Fund II Subaccount
Assets
Investment in securities:
Number of shares	23,750.670	184,015.098	3,397.776	33,632.277

Cost	$331,718	$1,229,240	$72,835	$439,973

Investments in mutual funds, at net asset value	$389,273	$1,197,938	$73,154	$456,390
Receivable for units sold	4	—	—	—

Total assets	389,277	1,197,938	73,154	456,390

Liabilities
Payable for units redeemed	—	5	3	6

	$389,277	$1,197,933	$73,151	$456,384

Net Assets:
Deferred annuity contracts terminable by owners	$389,277	$1,197,933	$73,151	$456,384

Total net assets	$389,277	$1,197,933	$73,151	$456,384

Accumulation units outstanding:
M&E - 1.05%	74,817	325,335	22,677	152,771

M&E - 1.25%	58,694	107,141	5,325	99,572

M&E - 1.30%	43,717	262,947	9,231	14,471

M&E - 1.50%	79,289	184,752	22,686	96,677

M&E - 1.80%	—	130,520	—	32,811

M&E - 2.00%	28,196	93,966	4,120	12,828

Accumulation unit value:
M&E - 1.05%	$1.374965	$1.091038	$1.148146	$1.120834

M&E - 1.25%	$1.369791	$1.086943	$1.143818	$1.116608

M&E - 1.30%	$1.368487	$1.085911	$1.142745	$1.115570

M&E - 1.50%	$1.363353	$1.081836	$1.138442	$1.111369

M&E - 1.80%	$1.355668	$1.075767	$1.132047	$1.105124

M&E - 2.00%	$1.350608	$1.071736	$1.127809	$1.100986

See accompanying notes.

5

Transamerica Life Insurance Company Separate

Account VA S - Flexible Premium Variable Annuity D

Huntington Allstar Select Variable Annuity

Statements of Assets and Liabilities

December 31, 2005

	Federated American Leaders Fund II Subaccount	Federated Capital Appreciation Fund II Subaccount	Federated Kaufmann Fund II Subaccount	Huntington VA Dividend Capture Fund Subaccount
Assets
Investment in securities:
Number of shares	71,355.291	390,913.747	560,552.652	681,252.214

Cost	$1,415,980	$2,182,246	$7,116,658	$8,401,378

Investments in mutual funds, at net asset value	$1,518,441	$2,294,664	$8,099,986	$8,454,340
Receivable for units sold	13	16	—	867

Total assets	1,518,454	2,294,680	8,099,986	8,455,207

Liabilities
Payable for units redeemed	—	—	20	—

	$1,518,454	$2,294,680	$8,099,966	$8,455,207

Net Assets:
Deferred annuity contracts terminable by owners	$1,518,454	$2,294,680	$8,099,966	$8,455,207

Total net assets	$1,518,454	$2,294,680	$8,099,966	$8,455,207

Accumulation units outstanding:
M&E -1.05%	296,636	760,492	1,642,783	2,250,362

M&E - 1.25%	349,893	304,514	2,051,322	1,364,029

M&E - 1.30%	291,802	529,281	1,910,531	2,212,724

M&E - 1.50%	252,711	380,995	661,776	1,188,920

M&E - 1.80%	141,194	168,758	339,469	315,548

M&E - 2.00%	42,481	50,613	80,970	212,436

Accumulation unit value:
M&E - 1.05%	$1.110663	$1.050427	$1.216511	$1.125833

M&E - 1.25%	$1.106474	$1.046461	$1.211932	$1.121587

M&E - 1.30%	$1.105441	$1.045479	$1.210782	$1.120513

M&E - 1.50%	$1.101285	$1.041537	$1.206240	$1.116312

M&E - 1.80%	$1.095083	$1.035688	$1.199472	$1.110053

M&E - 2.00%	$1.091001	$1.031829	$1.194971	$1.105890

See accompanying notes.

6

Transamerica Life Insurance Company Separate

Account VA S - Flexible Premium Variable Annuity D

Huntington Allstar Select Variable Annuity

Statements of Assets and Liabilities

December 31, 2005

	Huntington VA Growth Fund Subaccount	Huntington VA Income Equity Fund Subaccount	Huntington VA International Equity Fund Subaccount (1)	Huntington VA Macro 100 Fund Subaccount (1)
Assets
Investment in securities:
Number of shares	390,711.356	441,817.272	120,404.885	286,957.706

Cost	$3,416,359	$4,993,289	$1,383,569	$3,047,080

Investments in mutual funds, at net asset value	$3,504,681	$5,204,607	$1,525,530	$3,351,666
Receivable for units sold	53	29	—	38

Total assets	3,504,734	5,204,636	1,525,530	3,351,704

Liabilities
Payable for units redeemed	—	—	17	—

	$3,504,734	$5,204,636	$1,525,513	$3,351,704

Net Assets:
Deferred annuity contracts terminable by owners	$3,504,734	$5,204,636	$1,525,513	$3,351,704

Total net assets	$3,504,734	$5,204,636	$1,525,513	$3,351,704

Accumulation units outstanding:
M&E - 1.05%	1,262,866	1,347,607	531,110	931,107

M&E - 1.25%	609,520	1,782,133	115,049	687,101

M&E - 1.30%	785,225	659,973	334,509	533,928

M&E - 1.50%	643,884	627,980	133,453	551,862

M&E - 1.80%	68,399	110,818	55,191	61,825

M&E - 2.00%	90,606	91,982	45,634	160,109

Accumulation unit value:
M&E - 1.05%	$1.016892	$1.130903	$1.259882	$1.150121

M&E - 1.25%	$1.013069	$1.126647	$1.255743	$1.146358

M&E - 1.30%	$1.012110	$1.125592	$1.254724	$1.145403

M&E - 1.50%	$1.008306	$1.121338	$1.250606	$1.141669

M&E - 1.80%	$1.002636	$1.115049	$1.244504	$1.136093

M&E - 2.00%	$0.998890	$1.110890	$1.240463	$1.132406

See accompanying notes.

7

Transamerica Life Insurance Company Separate

Account VA S - Flexible Premium Variable Annuity D

Huntington Allstar Select Variable Annuity

Statements of Assets and Liabilities

December 31, 2005

	Huntington VA Mid Corp America Fund Subaccount	Huntington VA Mortgage Securities Fund Subaccount (1)	Huntington VA New Economy Fund Subaccount	Huntington VA Rotating Markets Fund Subaccount
Assets
Investment in securities:
Number of shares	240,937.625	242,467.382	140,921.935	65,848.940

Cost	$3,445,297	$2,565,521	$2,018,078	$752,254

Investments in mutual funds, at net asset value	$3,973,061	$2,582,278	$2,292,800	$836,282
Receivable for units sold	16	—	18	6

Total assets	3,973,077	2,582,278	2,292,818	836,288

Liabilities
Payable for units redeemed	—	6	—	—

	$3,973,077	$2,582,272	$2,292,818	$836,288

Net Assets:
Deferred annuity contracts terminable by owners	$3,973,077	$2,582,272	$2,292,818	$836,288

Total net assets	$3,973,077	$2,582,272	$2,292,818	$836,288

Accumulation units outstanding:
M&E - 1.05%	906,012	759,304	513,625	130,549

M&E - 1.25%	718,699	493,734	490,704	119,872

M&E - 1.30%	647,850	653,889	263,244	142,548

M&E - 1.50%	556,360	402,763	448,986	266,381

M&E - 1.80%	178,506	33,363	26,359	10,649

M&E - 2.00%	156,236	116,834	55,232	42,538

Accumulation unit value:
M&E - 1.05%	$1.262120	$1.053802	$1.280953	$1.180759

M&E - 1.25%	$1.257366	$1.050366	$1.276129	$1.176316

M&E - 1.30%	$1.256178	$1.049481	$1.274930	$1.175204

M&E - 1.50%	$1.251463	$1.046072	$1.270148	$1.170787

M&E - 1.80%	$1.244425	$1.040952	$1.263012	$1.164199

M&E - 2.00%	$1.239775	$1.037563	$1.258288	$1.159854

See accompanying notes.

8

Transamerica Life Insurance Company Separate

Account VA S - Flexible Premium Variable Annuity D

Huntington Allstar Select Variable Annuity

Statements of Assets and Liabilities

December 31, 2005

	Huntington VA Situs Small Cap Fund Subaccount (1)	Colonial Small Cap Value Fund, Variable Series Subaccount	Colonial Strategic Income Fund, Variable Series Subaccount	MFS Research Bond Series Subaccount
Assets
Investment in securities:
Number of shares	180,303.104	54,909.487	290,244.899	456,450.463

Cost	$2,297,600	$904,534	$2,918,918	$5,334,155

Investments in mutual funds, at net asset value	$2,515,228	$980,683	$2,937,278	$5,267,438
Receivable for units sold	—	4	—	—

Total assets	2,515,228	980,687	2,937,278	5,267,438

Liabilities
Payable for units redeemed	11,530	—	4	12

	$2,503,698	$980,687	$2,937,274	$5,267,426

Net Assets:
Deferred annuity contracts terminable by owners	$2,503,698	$980,687	$2,937,274	$5,267,426

Total net assets	$2,503,698	$980,687	$2,937,274	$5,267,426

Accumulation units outstanding:
M&E - 1.05%	455,485	157,234	1,190,486	1,415,963

M&E - 1.25%	346,659	493,419	376,739	394,665

M&E - 1.30%	687,437	42,272	658,645	2,327,003

M&E - 1.50%	239,713	46,875	232,858	616,452

M&E - 1.80%	68,340	52,239	173,435	268,262

M&E - 2.00%	34,191	8,600	71,436	63,103

Accumulation unit value:
M&E - 1.05%	$1.372075	$1.230005	$1.090538	$1.040383

M&E - 1.25%	$1.367584	$1.225379	$1.086424	$1.036489

M&E - 1.30%	$1.366455	$1.224218	$1.085407	$1.035492

M&E - 1.50%	$1.361993	$1.219609	$1.081332	$1.031616

M&E - 1.80%	$1.355343	$1.212762	$1.075248	$1.025828

M&E - 2.00%	$1.350947	$1.208260	$1.071232	$1.021985

See accompanying notes.

9

Transamerica Life Insurance Company Separate

Account VA S - Flexible Premium Variable Annuity D

Huntington Allstar Select Variable Annuity

Statements of Assets and Liabilities

December 31, 2005

	MFS Investors Growth Stock Series Subaccount	MFS Total Return Series Subaccount	The Universal Institutional Funds, Inc. Equity and Income Portfolio Subaccount	The Universal Institutional Funds, Inc. Global Franchise Portfolio Subaccount
Assets
Investment in securities:
Number of shares	119,284.695	251,205.961	1,046,512.863	339,115.629

Cost	$1,090,095	$5,074,850	$13,462,021	$4,788,520

Investments in mutual funds, at net asset value	$1,159,447	$5,149,722	$14,326,761	$5,229,163
Receivable for units sold	11	14	53	—

Total assets	1,159,458	5,149,736	14,326,814	5,229,163

Liabilities
Payable for units redeemed	—	—	—	4

	$1,159,458	$5,149,736	$14,326,814	$5,229,159

Net Assets:
Deferred annuity contracts terminable by owners	$1,159,458	$5,149,736	$14,326,814	$5,229,159

Total net assets	$1,159,458	$5,149,736	$14,326,814	$5,229,159

Accumulation units outstanding:
M&E - 1.05%	399,982	1,556,986	3,850,887	1,258,297

M&E - 1.25%	102,476	1,520,501	1,035,388	283,455

M&E - 1.30%	271,864	678,923	5,372,513	1,986,767

M&E - 1.50%	85,192	623,283	1,171,282	437,349

M&E - 1.80%	148,856	205,149	905,456	261,552

M&E - 2.00%	67,759	124,600	133,586	98,859

Accumulation unit value:
M&E - 1.05%	$1.083147	$1.097978	$1.153999	$1.214176

M&E - 1.25%	$1.079061	$1.093858	$1.149646	$1.209606

M&E - 1.30%	$1.078046	$1.092820	$1.148562	$1.208462

M&E - 1.50%	$1.073987	$1.088703	$1.144243	$1.203930

M&E - 1.80%	$1.067949	$1.082589	$1.137815	$1.197156

M&E - 2.00%	$1.063961	$1.078533	$1.133565	$1.192682

See accompanying notes.

10

Transamerica Life Insurance Company Separate

Account VA S - Flexible Premium Variable Annuity D

Huntington Allstar Select Variable Annuity

Statements of Assets and Liabilities

December 31, 2005

	Van Kampen Life Investment Trust Aggressive Growth Portfolio Subaccount	Van Kampen Life Investment Trust Comstock Portfolio Subaccount	Wanger U.S. Smaller Companies Subaccount
Assets
Investment in securities:
Number of shares	35,232.654	158,782.791	185,646.325

Cost	$174,766	$2,056,659	$5,753,077

Investments in mutual funds, at net asset value	$190,256	$2,167,385	$6,479,057
Receivable for units sold	3	16	26

Total assets	190,259	2,167,401	6,479,083

Liabilities
Payable for units redeemed	—	—	—

	$190,259	$2,167,401	$6,479,083

Net Assets:
Deferred annuity contracts terminable by owners	$190,259	$2,167,401	$6,479,083

Total net assets	$190,259	$2,167,401	$6,479,083

Accumulation units outstanding:
M&E - 1.05%	27,694	847,967	1,302,990

M&E - 1.25%	55,483	429,702	1,602,560

M&E - 1.30%	34,813	398,701	1,589,866

M&E - 1.50%	9,013	135,542	439,711

M&E - 1.80%	1,546	43,151	298,593

M&E - 2.00%	27,685	12,884	38,154

Accumulation unit value:
M&E - 1.05%	$1.225307	$1.163719	$1.234150

M&E - 1.25%	$1.220709	$1.159349	$1.229522

M&E - 1.30%	$1.219547	$1.158238	$1.228359

M&E - 1.50%	$1.214964	$1.153886	$1.223731

M&E - 1.80%	$1.208152	$1.147411	$1.216865

M&E - 2.00%	$1.203620	$1.143114	$1.212310

See accompanying notes.

11

Transamerica Life Insurance Company Separate

Account VA S - Flexible Premium Variable Annuity D

Huntington Allstar Select Variable Annuity

Statements of Operations

Year Ended December 31, 2005

	Federated Growth & Income Subaccount	Transamerica Convertible Securities Subaccount	Transamerica Money Market Subaccount	Transamerica Equity Subaccount
Net investment income (loss)
Income:
Dividends	$17,171	$10,428	$24,150	$4,985
Expenses:
Administrative, mortality and expense risk charge	9,469	5,674	10,098	19,213

Net investment income (loss)	7,702	4,754	14,052	(14,228)

Net realized and unrealized capital gains (losses) on investments
Net realized capital gains (losses) on investments:
Realized gain distributions	65,513	48,431	(3)	26,648
Proceeds from sales	39,179	76,817	63,358	148,142
Cost of investments sold	40,056	80,200	63,358	122,240

Net realized capital gains (losses) on investments	64,636	45,048	(3)	52,550

Net change in unrealized appreciation/depreciation of investments:
Beginning of period	18,542	22,863	—	113,121
End of period	(23,927)	(6,610)	—	339,720

Net change in unrealized appreciation/depreciation of investments	(42,469)	(29,473)	—	226,599

Net realized and unrealized capital gains (losses) on investments	22,167	15,575	(3)	279,149

Increase (decrease) in net assets from operations	$29,869	$20,329	$14,049	$264,921

See accompanying notes.

12

Transamerica Life Insurance Company Separate

Account VA S - Flexible Premium Variable Annuity D

Huntington Allstar Select Variable Annuity

Statements of Operations

Year Ended December 31, 2005

	Transamerica U.S. Government Securities Subaccount	Transamerica US Gov’t Sec - PAM Fund Subaccount	Van Kampen Active International Allocation Subaccount	Van Kampen Mid- Cap Growth Subaccount
Net investment income (loss)
Income:
Dividends	$45,688	$—	$12,397	$—
Expenses:
Administrative, mortality and expense risk charge	15,992	376	4,623	5,152

Net investment income (loss)	29,696	(376)	7,774	(5,152)

Net realized and unrealized capital gains (losses) on investments
Net realized capital gains (losses) on investments:
Realized gain distributions	16,035	—	—	—
Proceeds from sales	264,948	163,260	28,199	46,071
Cost of investments sold	268,077	162,254	24,857	43,278

Net realized capital gains (losses) on investments	12,906	1,006	3,342	2,793

Net change in unrealized appreciation/depreciation of investments:
Beginning of period	779	—	24,281	18,764
End of period	(32,329)	(22)	66,944	60,069

Net change in unrealized appreciation/depreciation of investments	(33,108)	(22)	42,663	41,305

Net realized and unrealized capital gains (losses) on investments	(20,202)	984	46,005	44,098

Increase (decrease) in net assets from operations	$9,494	$608	$53,779	$38,946

See accompanying notes.

13

Transamerica Life Insurance Company Separate

Account VA S - Flexible Premium Variable Annuity D

Huntington Allstar Select Variable Annuity

Statements of Operations

Year Ended December 31, 2005

	AIM V.I. Basic Value Fund Subaccount	AIM V.I. Core Equity Fund Subaccount	AIM V.I. Mid Cap Core Equity Fund Subaccount	Dreyfus Core Bond Portfolio Subaccount
Net investment income (loss)
Income:
Dividends	$—	$5,484	$660	$49,556
Expenses:
Administrative, mortality and expense risk charge	6,491	3,929	1,774	16,699

Net investment income (loss)	(6,491)	1,555	(1,114)	32,857

Net realized and unrealized capital gains (losses) on investments
Net realized capital gains (losses) on investments:
Realized gain distributions	7,755	—	7,184	—
Proceeds from sales	43,411	25,420	4,102	218,816
Cost of investments sold	41,026	22,704	3,831	219,767

Net realized capital gains (losses) on investments	10,140	2,716	7,455	(951)

Net change in unrealized appreciation/depreciation of investments:
Beginning of period	28,573	13,318	3,753	16,394
End of period	52,782	25,413	6,152	(3,452)

Net change in unrealized appreciation/depreciation of investments	24,209	12,095	2,399	(19,846)

Net realized and unrealized capital gains (losses) on investments	34,349	14,811	9,854	(20,797)

Increase (decrease) in net assets from operations	$27,858	$16,366	$8,740	$12,060

See accompanying notes.

14

Transamerica Life Insurance Company Separate

Account VA S - Flexible Premium Variable Annuity D

Huntington Allstar Select Variable Annuity

Statements of Operations

Year Ended December 31, 2005

	Dreyfus VIF- International Equity Portfolio Subaccount	Dreyfus VIF- Limited Term High Yield Portfolio Subaccount	Dreyfus VIF-Small Company Stock Portfolio Subaccount	Federated Equity Income Fund II Subaccount
Net investment income (loss)
Income:
Dividends	$500	$68,764	$—	$4,776
Expenses:
Administrative, mortality and expense risk charge	3,851	11,639	849	3,719

Net investment income (loss)	(3,351)	57,125	(849)	1,057

Net realized and unrealized capital gains (losses) on investments
Net realized capital gains (losses) on investments:
Realized gain distributions	—	—	3,052	—
Proceeds from sales	41,804	51,940	10,003	46,047
Cost of investments sold	33,271	52,863	9,808	41,868

Net realized capital gains (losses) on investments	8,533	(923)	3,247	4,179

Net change in unrealized appreciation/depreciation of investments:
Beginning of period	21,728	9,868	2,145	12,081
End of period	57,555	(31,302)	319	16,417

Net change in unrealized appreciation/depreciation of investments	35,827	(41,170)	(1,826)	4,336

Net realized and unrealized capital gains (losses) on investments	44,360	(42,093)	1,421	8,515

Increase (decrease) in net assets from operations	$41,009	$15,032	$572	$9,572

See accompanying notes.

15

Transamerica Life Insurance Company Separate

Account VA S - Flexible Premium Variable Annuity D

Huntington Allstar Select Variable Annuity

Statements of Operations

Year Ended December 31, 2005

	Federated American Leaders Fund II Subaccount	Federated Capital Appreciation Fund II Subaccount	Federated Kaufmann Fund II Subaccount	Huntington VA Dividend Capture Fund Subaccount
Net investment income (loss)
Income:
Dividends	$11,187	$13,186	$—	$169,393
Expenses:
Administrative, mortality and expense risk charge	14,365	24,599	63,460	71,081

Net investment income (loss)	(3,178)	(11,413)	(63,460)	98,312

Net realized and unrealized capital gains (losses) on investments
Net realized capital gains (losses) on investments:
Realized gain distributions	—	—	4,339	257,827
Proceeds from sales	40,848	201,460	110,666	147,271
Cost of investments sold	38,291	188,226	95,317	139,546

Net realized capital gains (losses) on investments	2,557	13,234	19,688	265,552

Net change in unrealized appreciation/depreciation of investments:
Beginning of period	54,083	86,097	274,818	243,446
End of period	102,461	112,418	983,328	52,962

Net change in unrealized appreciation/depreciation of investments	48,378	26,321	708,510	(190,484)

Net realized and unrealized capital gains (losses) on investments	50,935	39,555	728,198	75,068

Increase (decrease) in net assets from operations	$47,757	$28,142	$664,738	$173,380

See accompanying notes.

16

Transamerica Life Insurance Company Separate

Account VA S - Flexible Premium Variable Annuity D

Huntington Allstar Select Variable Annuity

Statements of Operations

Year Ended December 31, 2005

	Huntington VA Growth Fund Subaccount	Huntington VA Income Equity Fund Subaccount	Huntington VA International Equity Fund Subaccount (1)	Huntington VA Macro 100 Fund Subaccount (1)
Net investment income (loss)
Income:
Dividends	$11,915	$50,026	$7,222	$4,465
Expenses:
Administrative, mortality and expense risk charge	31,056	40,019	8,074	27,974

Net investment income (loss)	(19,141)	10,007	(852)	(23,509)

Net realized and unrealized capital gains (losses) on investments
Net realized capital gains (losses) on investments:
Realized gain distributions	733	—	2,798	—
Proceeds from sales	238,791	173,977	63,648	147,205
Cost of investments sold	231,992	159,123	53,103	133,314

Net realized capital gains (losses) on investments	7,532	14,854	13,343	13,891

Net change in unrealized appreciation/depreciation of investments:
Beginning of period	71,060	143,791	10,743	90,313
End of period	88,322	211,318	141,961	304,586

Net change in unrealized appreciation/depreciation of investments	17,262	67,527	131,218	214,273

Net realized and unrealized capital gains (losses) on investments	24,794	82,381	144,561	228,164

Increase (decrease) in net assets from operations	$5,653	$92,388	$143,709	$204,655

See accompanying notes.

17

Transamerica Life Insurance Company Separate

Account VA S - Flexible Premium Variable Annuity D

Huntington Allstar Select Variable Annuity

Statements of Operations

Year Ended December 31, 2005

	Huntington VA Mid Corp America Fund Subaccount	Huntington VA Mortgage Securities Fund Subaccount (1)	Huntington VA New Economy Fund Subaccount	Huntington VA Rotating Markets Fund Subaccount
Net investment income (loss)
Income:
Dividends	$3,109	$6,649	$—	$4,344
Expenses:
Administrative, mortality and expense risk charge	37,627	14,024	18,489	8,881

Net investment income (loss)	(34,518)	(7,375)	(18,489)	(4,537)

Net realized and unrealized capital gains (losses) on investments
Net realized capital gains (losses) on investments:
Realized gain distributions	4,129	—	1,258	13,369
Proceeds from sales	173,722	88,449	84,609	84,297
Cost of investments sold	143,906	84,820	71,045	77,759

Net realized capital gains (losses) on investments	33,945	3,629	14,822	19,907

Net change in unrealized appreciation/depreciation of investments:
Beginning of period	193,618	5,053	89,859	36,073
End of period	527,764	16,757	274,722	84,028

Net change in unrealized appreciation/depreciation of investments	334,146	11,704	184,863	47,955

Net realized and unrealized capital gains (losses) on investments	368,091	15,333	199,685	67,862

Increase (decrease) in net assets from operations	$333,573	$7,958	$181,196	$63,325

See accompanying notes.

18

Transamerica Life Insurance Company Separate

Account VA S - Flexible Premium Variable Annuity D

Huntington Allstar Select Variable Annuity

Statements of Operations

Year Ended December 31, 2005

	Huntington VA Situs Small Cap Fund Subaccount (1)	Colonial Small Cap Value Fund, Variable Series Subaccount	Colonial Strategic Income Fund, Variable Series Subaccount	MFS Research Bond Series Subaccount
Net investment income (loss)
Income:
Dividends	$109	$—	$—	$116,554
Expenses:
Administrative, mortality and expense risk charge	15,954	8,944	23,042	39,155

Net investment income (loss)	(15,845)	(8,944)	(23,042)	77,399

Net realized and unrealized capital gains (losses) on investments
Net realized capital gains (losses) on investments:
Realized gain distributions	12,481	1,847	—	20,150
Proceeds from sales	69,156	130,883	136,788	67,789
Cost of investments sold	52,897	112,827	136,143	73,685

Net realized capital gains (losses) on investments	28,740	19,903	645	14,254

Net change in unrealized appreciation/depreciation of investments:
Beginning of period	33,761	46,689	(18,689)	22,981
End of period	217,628	76,149	18,360	(66,717)

Net change in unrealized appreciation/depreciation of investments	183,867	29,460	37,049	(89,698)

Net realized and unrealized capital gains (losses) on investments	212,607	49,363	37,694	(75,444)

Increase (decrease) in net assets from operations	$196,762	$40,419	$14,652	$1,955

See accompanying notes.

19

Transamerica Life Insurance Company Separate

Account VA S - Flexible Premium Variable Annuity D

Huntington Allstar Select Variable Annuity

Statements of Operations

Year Ended December 31, 2005

	MFS Investors Growth Stock Series Subaccount	MFS Total Return Series Subaccount	The Universal Institutional Funds, Inc. Equity and Income Portfolio Subaccount	The Universal Institutional Funds, Inc. Global Franchise Portfolio Subaccount
Net investment income (loss)
Income:
Dividends	$793	$39,510	$54,176	$—
Expenses:
Administrative, mortality and expense risk charge	8,937	37,709	109,754	39,452

Net investment income (loss)	(8,144)	1,801	(55,578)	(39,452)

Net realized and unrealized capital gains (losses) on investments
Net realized capital gains (losses) on investments:
Realized gain distributions	—	84,964	86,545	8,257
Proceeds from sales	44,918	103,104	51,808	35,182
Cost of investments sold	42,044	99,476	46,562	30,517

Net realized capital gains (losses) on investments	2,874	88,592	91,791	12,922

Net change in unrealized appreciation/depreciation of investments:
Beginning of period	25,136	102,994	277,047	94,478
End of period	69,352	74,872	864,740	440,643

Net change in unrealized appreciation/depreciation of investments	44,216	(28,122)	587,693	346,165

Net realized and unrealized capital gains (losses) on investments	47,090	60,470	679,484	359,087

Increase (decrease) in net assets from operations	$38,946	$62,271	$623,906	$319,635

See accompanying notes.

20

Transamerica Life Insurance Company Separate

Account VA S - Flexible Premium Variable Annuity D

Huntington Allstar Select Variable Annuity

Statements of Operations

Year Ended December 31, 2005

	Van Kampen Life Investment Trust Aggressive Growth Portfolio Subaccount	Van Kampen Life Investment Trust Comstock Portfolio Subaccount	Wanger U.S. Smaller Companies Subaccount
Net investment income (loss)
Income:
Dividends	$—	$8,388	$—
Expenses:
Administrative, mortality and expense risk charge	1,346	15,972	49,490

Net investment income (loss)	(1,346)	(7,584)	(49,490)
Net realized and unrealized capital gains (losses) on investments
Net realized capital gains (losses) on investments:
Realized gain distributions	—	29,046	—
Proceeds from sales	15,641	97,964	138,355
Cost of investments sold	14,166	88,545	112,527

Net realized capital gains (losses) on investments	1,475	38,465	25,828
Net change in unrealized appreciation/depreciation of investments:
Beginning of period	3,225	71,189	240,354
End of period	15,490	110,726	725,980

Net change in unrealized appreciation/depreciation of investments	12,265	39,537	485,626

Net realized and unrealized capital gains (losses) on investments	13,740	78,002	511,454

Increase (decrease) in net assets from operations	$12,394	$70,418	$461,964

See accompanying notes.

21

Transamerica Life Insurance Company Separate

Account VA S - Flexible Premium Variable Annuity D

Huntington Allstar Select Variable Annuity

Statements of Changes in Net Assets

Years Ended Dec 31, 2005 and 2004, Except as Noted

	Federated Growth & Income Subaccount		Transamerica Convertible Securities Subaccount
	2005	2004	2005	2004
Operations
Net investment income (loss)	$7,702	$3,716	$4,754	$890
Net realized capital gains (losses) on investments	64,636	7,284	45,048	3,618
Net change in unrealized appreciation/ depreciation of investments	(42,469)	18,542	(29,473)	22,863

Increase (decrease) in net assets from operations	29,869	29,542	20,329	27,371
Contract transactions
Net contract purchase payments	341,371	425,036	166,410	248,010
Transfer payments from (to) other subaccounts or general account	185,511	32,604	108,799	58,643
Contract terminations, withdrawals, and other deductions	(42,926)	(8,409)	(22,745)	(16,684)
Contract maintenance charges	(4,200)	—	(2,414)	(5)

Increase (decrease) in net assets from contract transactions	479,756	449,231	250,050	289,964

Net increase (decrease) in net assets	509,625	478,773	270,379	317,335
Net assets:
Beginning of the period	478,773	—	317,335	—

End of the period	$988,398	$478,773	$587,714	$317,335

See accompanying notes.

22

Transamerica Life Insurance Company Separate

Account VA S - Flexible Premium Variable Annuity D

Huntington Allstar Select Variable Annuity

Statements of Changes in Net Assets

Years Ended Dec 31, 2005 and 2004, Except as Noted

	Transamerica Money Market Subaccount		Transamerica Equity Subaccount
	2005	2004	2005	2004
Operations
Net investment income (loss)	$14,052	$(315)	$(14,228)	$(5,422)
Net realized capital gains (losses) on investments	(3)	(1)	52,550	1,301
Net change in unrealized appreciation/ depreciation of investments	—	—	226,599	113,121

Increase (decrease) in net assets from operations	14,049	(316)	264,921	109,000
Contract transactions
Net contract purchase payments	620,994	382,498	871,328	859,999
Transfer payments from (to) other subaccounts or general account	375,444	(58,532)	153,897	121,880
Contract terminations, withdrawals, and other deductions	(63,834)	(22,379)	(85,374)	(24,996)
Contract maintenance charges	(3,240)	(8)	(8,860)	(5)

Increase (decrease) in net assets from contract transactions	929,364	301,579	930,991	956,878

Net increase (decrease) in net assets	943,413	301,263	1,195,912	1,065,878
Net assets:
Beginning of the period	301,263	—	1,065,878	—

End of the period	$1,244,676	$301,263	$2,261,790	$1,065,878

See accompanying notes.

23

Transamerica Life Insurance Company Separate

Account VA S - Flexible Premium Variable Annuity D

Huntington Allstar Select Variable Annuity

Statements of Changes in Net Assets

Years Ended Dec 31, 2005 and 2004, Except as Noted

	Transamerica U.S. Government Securities Subaccount		Transamerica US Gov’t Sec - PAM Fund Subaccount
	2005	2004	2005	2004
Operations
Net investment income (loss)	$29,696	$13,146	$(376)	$12,882
Net realized capital gains (losses) on investments	12,906	1,897	1,006	(2,211)
Net change in unrealized appreciation/ depreciation of investments	(33,108)	779	(22)	—

Increase (decrease) in net assets from operations	9,494	15,822	608	10,671
Contract transactions
Net contract purchase payments	322,406	965,141	0	—
Transfer payments from (to) other subaccounts or general account	204,011	120,973	26,880	(7,781)
Contract terminations, withdrawals, and other deductions	(130,227)	(22,361)	(777)	(2,890)
Contract maintenance charges	(7,687)	(9)	—	—

Increase (decrease) in net assets from contract transactions	388,503	1,063,744	26,103	(10,671)

Net increase (decrease) in net assets	397,997	1,079,566	26,711	—
Net assets:
Beginning of the period	1,079,566	—	—	—

End of the period	$1,477,563	$1,079,566	$26,711	—

See accompanying notes.

24

Transamerica Life Insurance Company Separate

Account VA S - Flexible Premium Variable Annuity D

Huntington Allstar Select Variable Annuity

Statements of Changes in Net Assets

Years Ended Dec 31, 2005 and 2004, Except as Noted

	Van Kampen Active International Allocation Subaccount		Van Kampen Mid-Cap Growth Subaccount
	2005	2004	2005	2004
Operations
Net investment income (loss)	$7,774	$819	$(5,152)	$(1,403)
Net realized capital gains (losses) on investments	3,342	86	2,793	(81)
Net change in unrealized appreciation/ depreciation of investments	42,663	24,281	41,305	18,764

Increase (decrease) in net assets from operations	53,779	25,186	38,946	17,280
Contract transactions
Net contract purchase payments	202,956	154,891	403,455	245,878
Transfer payments from (to) other subaccounts or general account	110,392	32,386	52,766	6,580
Contract terminations, withdrawals, and other deductions	(22,295)	(1,572)	(48,816)	(2,655)
Contract maintenance charges	(1,746)	—	(1,734)	—

Increase (decrease) in net assets from contract transactions	289,307	185,705	405,671	249,803

Net increase (decrease) in net assets	343,086	210,891	444,617	267,083
Net assets:
Beginning of the period	210,891	—	267,083	—

End of the period	$553,977	$210,891	$711,700	$267,083

See accompanying notes.

25

Transamerica Life Insurance Company Separate

Account VA S - Flexible Premium Variable Annuity D

Huntington Allstar Select Variable Annuity

Statements of Changes in Net Assets

Years Ended Dec 31, 2005 and 2004, Except as Noted

	AIM V.I. Basic Value Fund Subaccount		AIM V.I. Core Equity Fund Subaccount
	2005	2004	2005	2004
Operations
Net investment income (loss)	$(6,491)	$(1,957)	$1,555	$719
Net realized capital gains (losses) on investments	10,140	(469)	2,716	46
Net change in unrealized appreciation/ depreciation of investments	24,209	28,573	12,095	13,318

Increase (decrease) in net assets from operations	27,858	26,147	16,366	14,083
Contract transactions
Net contract purchase payments	229,118	332,815	174,776	242,758
Transfer payments from (to) other subaccounts or general account	126,148	16,353	19,275	1,412
Contract terminations, withdrawals, and other deductions	(38,511)	(3,340)	(24,159)	(6,392)
Contract maintenance charges	(2,514)	—	(1,806)	—

Increase (decrease) in net assets from contract transactions	314,241	345,828	168,086	237,778

Net increase (decrease) in net assets	342,099	371,975	184,452	251,861
Net assets:
Beginning of the period	371,975	—	251,861	—

End of the period	$714,074	$371,975	$436,313	$251,861

See accompanying notes.

26

Transamerica Life Insurance Company Separate

Account VA S - Flexible Premium Variable Annuity D

Huntington Allstar Select Variable Annuity

Statements of Changes in Net Assets

Years Ended Dec 31, 2005 and 2004, Except as Noted

	AIM V.I. Mid Cap Core Equity Fund Subaccount		Dreyfus Core Bond Portfolio Subaccount
	2005	2004	2005	2004
Operations
Net investment income (loss)	$(1,114)	$(577)	$32,857	$15,170
Net realized capital gains (losses) on investments	7,455	4,072	(951)	(230)
Net change in unrealized appreciation/depreciation of investments	2,399	3,753	(19,846)	16,394

Increase (decrease) in net assets from operations	8,740	7,248	12,060	31,334
Contract transactions
Net contract purchase payments	126,281	76,121	547,064	666,338
Transfer payments from (to) other subaccounts or general account	17,196	6,030	322,968	254,144
Contract terminations, withdrawals, and other deductions	(2,971)	(1,843)	(155,478)	(12,583)
Contract maintenance charges	(808)	—	(7,934)	—

Increase (decrease) in net assets from contract transactions	139,698	80,308	706,620	907,899

Net increase (decrease) in net assets	148,438	87,556	718,680	939,233
Net assets:
Beginning of the period	87,556	—	939,233	—

End of the period	$235,994	$87,556	$1,657,913	$939,233

See accompanying notes.

27

Transamerica Life Insurance Company Separate

Account VA S - Flexible Premium Variable Annuity D

Huntington Allstar Select Variable Annuity

Statements of Changes in Net Assets

Years Ended Dec 31, 2005 and 2004, Except as Noted

	Dreyfus VIF-International Equity Portfolio Subaccount		Dreyfus VIF-Limited Term High Yield Portfolio Subaccount
	2005	2004	2005	2004
Operations
Net investment income (loss)	$(3,351)	$4,808	$57,125	$15,621
Net realized capital gains (losses) on investments	8,533	401	(923)	(47)
Net change in unrealized appreciation/depreciation of investments	35,827	21,728	(41,170)	9,868

Increase (decrease) in net assets from operations	41,009	26,937	15,032	25,442
Contract transactions
Net contract purchase payments	123,761	98,422	223,990	405,548
Transfer payments from (to) other subaccounts or general account	51,332	76,414	439,758	161,210
Contract terminations, withdrawals, and other deductions	(24,403)	(2,633)	(62,479)	(5,173)
Contract maintenance charges	(1,562)	—	(5,395)	—

Increase (decrease) in net assets from contract transactions	149,128	172,203	595,874	561,585

Net increase (decrease) in net assets	190,137	199,140	610,906	587,027
Net assets:
Beginning of the period	199,140	—	587,027	—

End of the period	$389,277	$199,140	$1,197,933	$587,027

See accompanying notes.

28

Transamerica Life Insurance Company Separate

Account VA S - Flexible Premium Variable Annuity D

Huntington Allstar Select Variable Annuity

Statements of Changes in Net Assets

Years Ended Dec 31, 2005 and 2004, Except as Noted

	Dreyfus VIF-Small Company Stock Portfolio Subaccount		Federated Equity Income Fund II Subaccount
	2005	2004	2005	2004
Operations
Net investment income (loss)	$(849)	$(288)	$1,057	$(576)
Net realized capital gains (losses) on investments	3,247	3,055	4,179	(9)
Net change in unrealized appreciation/depreciation of investments	(1,826)	2,145	4,336	12,081

Increase (decrease) in net assets from operations	572	4,912	9,572	11,496
Contract transactions
Net contract purchase payments	10,541	32,425	132,435	105,177
Transfer payments from (to) other subaccounts or general account	12,727	19,373	203,184	50,288
Contract terminations, withdrawals, and other deductions	(6,317)	(671)	(52,037)	(1,918)
Contract maintenance charges	(411)	—	(1,813)	—

Increase (decrease) in net assets from contract transactions	16,540	51,127	281,769	153,547

Net increase (decrease) in net assets	17,112	56,039	291,341	165,043
Net assets:
Beginning of the period	56,039	—	165,043	—

End of the period	$73,151	$56,039	$456,384	$165,043

See accompanying notes.

29

Transamerica Life Insurance Company Separate

Account VA S - Flexible Premium Variable Annuity D

Huntington Allstar Select Variable Annuity

Statements of Changes in Net Assets

Years Ended Dec 31, 2005 and 2004, Except as Noted

	Federated American Leaders Fund II Subaccount		Federated Capital Appreciation Fund II Subaccount
	2005	2004	2005	2004
Operations
Net investment income (loss)	$(3,178)	$(3,422)	$(11,413)	$(6,775)
Net realized capital gains (losses) on investments	2,557	(496)	13,234	289
Net change in unrealized appreciation/depreciation of investments	48,378	54,083	26,321	86,097

Increase (decrease) in net assets from operations	47,757	50,165	28,142	79,611
Contract transactions
Net contract purchase payments	440,791	550,754	759,791	1,065,733
Transfer payments from (to) other subaccounts or general account	324,756	178,416	327,632	194,944
Contract terminations, withdrawals, and other deductions	(55,034)	(13,068)	(115,498)	(35,026)
Contract maintenance charges	(6,061)	(22)	(10,643)	(6)

Increase (decrease) in net assets from contract transactions	704,452	716,080	961,282	1,225,645

Net increase (decrease) in net assets	752,209	766,245	989,424	1,305,256
Net assets:
Beginning of the period	766,245	—	1,305,256	—

End of the period	$1,518,454	$766,245	$2,294,680	$1,305,256

See accompanying notes.

30

Transamerica Life Insurance Company Separate

Account VA S - Flexible Premium Variable Annuity D

Huntington Allstar Select Variable Annuity

Statements of Changes in Net Assets

Years Ended Dec 31, 2005 and 2004, Except as Noted

	Federated Kaufmann Fund II Subaccount		Huntington VA Dividend Capture Fund Subaccount
	2005	2004	2005	2004
Operations
Net investment income (loss)	$(63,460)	$(11,708)	$98,312	$(15,913)
Net realized capital gains (losses) on investments	19,688	878	265,552	14,508
Net change in unrealized appreciation/ depreciation of investments	708,510	274,818	(190,484)	243,446

Increase (decrease) in net assets from operations	664,738	263,988	173,380	242,041
Contract transactions
Net contract purchase payments	4,398,415	2,353,453	4,020,749	2,575,386
Transfer payments from (to) other subaccounts or general account	516,699	166,855	1,460,294	473,070
Contract terminations, withdrawals, and other deductions	(203,923)	(42,588)	(403,343)	(63,268)
Contract maintenance charges	(17,644)	(27)	(23,051)	(51)

Increase (decrease) in net assets from contract transactions	4,693,547	2,477,693	5,054,649	2,985,137

Net increase (decrease) in net assets	5,358,285	2,741,681	5,228,029	3,227,178
Net assets:
Beginning of the period	2,741,681	—	3,227,178	—

End of the period	$8,099,966	$2,741,681	$8,455,207	$3,227,178

See accompanying notes.

31

Transamerica Life Insurance Company Separate

Account VA S - Flexible Premium Variable Annuity D

Huntington Allstar Select Variable Annuity

Statements of Changes in Net Assets

Years Ended Dec 31, 2005 and 2004, Except as Noted

	Huntington VA Growth Fund Subaccount		Huntington VA Income Equity Fund Subaccount
	2005	2004	2005	2004
Operations
Net investment income (loss)	$(19,141)	$(9,090)	$10,007	$(9,177)
Net realized capital gains (losses) on investments	7,532	259	14,854	4,441
Net change in unrealized appreciation/ depreciation of investments	17,262	71,060	67,527	143,791

Increase (decrease) in net assets from operations	5,653	62,229	92,388	139,055
Contract transactions
Net contract purchase payments	1,529,735	1,273,594	2,855,182	1,193,611
Transfer payments from (to) other subaccounts or general account	581,049	374,595	740,270	432,373
Contract terminations, withdrawals, and other deductions	(230,834)	(79,278)	(212,057)	(23,761)
Contract maintenance charges	(11,877)	(132)	(12,421)	(4)

Increase (decrease) in net assets from contract transactions	1,868,073	1,568,779	3,370,974	1,602,219

Net increase (decrease) in net assets	1,873,726	1,631,008	3,463,362	1,741,274
Net assets:
Beginning of the period	1,631,008	—	1,741,274	—

End of the period	$3,504,734	$1,631,008	$5,204,636	$1,741,274

See accompanying notes.

32

Transamerica Life Insurance Company Separate

Account VA S - Flexible Premium Variable Annuity D

Huntington Allstar Select Variable Annuity

Statements of Changes in Net Assets

Years Ended Dec 31, 2005 and 2004, Except as Noted

	Huntington VA International Equity Fund Subaccount		Huntington VA Macro 100 Fund Subaccount
	2005	2004 (1)	2005	2004 (1)
Operations
Net investment income (loss)	$(852)	$315	$(23,509)	$(3,834)
Net realized capital gains (losses) on investments	13,343	78	13,891	665
Net change in unrealized appreciation/depreciation of investments	131,218	10,743	214,273	90,313

Increase (decrease) in net assets from operations	143,709	11,136	204,655	87,144
Contract transactions
Net contract purchase payments	982,924	75,968	1,447,595	744,543
Transfer payments from (to) other subaccounts or general account	293,050	48,531	839,204	211,141
Contract terminations, withdrawals, and other deductions	(27,064)	(1,125)	(165,325)	(7,877)
Contract maintenance charges	(1,616)	—	(9,376)	—

Increase (decrease) in net assets from contract transactions	1,247,294	123,374	2,112,098	947,807

Net increase (decrease) in net assets	1,391,003	134,510	2,316,753	1,034,951
Net assets:
Beginning of the period	134,510	—	1,034,951	—

End of the period	$1,525,513	$134,510	$3,351,704	$1,034,951

See accompanying notes.

33

Transamerica Life Insurance Company Separate

Account VA S - Flexible Premium Variable Annuity D

Huntington Allstar Select Variable Annuity

Statements of Changes in Net Assets

Years Ended Dec 31, 2005 and 2004, Except as Noted

	Huntington VA Mid Corp America Fund Subaccount		Huntington VA Mortgage Securities Fund Subaccount
	2005	2004	2005	2004 (1)
Operations
Net investment income (loss)	$(34,518)	$(9,775)	$(7,375)	$(758)
Net realized capital gains (losses) on investments	33,945	493	3,629	62
Net change in unrealized appreciation/depreciation of investments	334,146	193,618	11,704	5,053

Increase (decrease) in net assets from operations	333,573	184,336	7,958	4,357
Contract transactions
Net contract purchase payments	1,601,541	1,493,233	1,819,924	154,924
Transfer payments from (to) other subaccounts or general account	376,778	268,818	608,901	38,063
Contract terminations, withdrawals, and other deductions	(240,159)	(29,493)	(48,070)	(1,891)
Contract maintenance charges	(15,544)	(6)	(1,894)	—

Increase (decrease) in net assets from contract transactions	1,722,616	1,732,552	2,378,861	191,096

Net increase (decrease) in net assets	2,056,189	1,916,888	2,386,819	195,453
Net assets:
Beginning of the period	1,916,888	—	195,453	—

End of the period	$3,973,077	$1,916,888	$2,582,272	$195,453

See accompanying notes.

34

Transamerica Life Insurance Company Separate

Account VA S - Flexible Premium Variable Annuity D

Huntington Allstar Select Variable Annuity

Statements of Changes in Net Assets

Years Ended Dec 31, 2005 and 2004, Except as Noted

	Huntington VA New Economy Fund Subaccount		Huntington VA Rotating Markets Fund Subaccount
	2005	2004	2005	2004
Operations
Net investment income (loss)	$(18,489)	$(4,120)	$(4,537)	$(1,781)
Net realized capital gains (losses) on investments	14,822	4,872	19,907	5,614
Net change in unrealized appreciation/ depreciation of investments	184,863	89,859	47,955	36,073

Increase (decrease) in net assets from operations	181,196	90,611	63,325	39,906
Contract transactions
Net contract purchase payments	1,164,125	524,575	218,038	425,649
Transfer payments from (to) other subaccounts or general account	274,338	148,555	113,626	43,225
Contract terminations, withdrawals, and other deductions	(68,051)	(16,252)	(48,789)	(14,937)
Contract maintenance charges	(6,277)	(2)	(3,747)	(8)

Increase (decrease) in net assets from contract transactions	1,364,135	656,876	279,128	453,929

Net increase (decrease) in net assets	1,545,331	747,487	342,453	493,835
Net assets:
Beginning of the period	747,487	—	493,835	—

End of the period	$2,292,818	$747,487	$836,288	$493,835

See accompanying notes.

35

Transamerica Life Insurance Company Separate

Account VA S - Flexible Premium Variable Annuity D

Huntington Allstar Select Variable Annuity

Statements of Changes in Net Assets

Years Ended Dec 31, 2005 and 2004, Except as Noted

	Huntington VA Situs Small Cap Fund Subaccount		Colonial Small Cap Value Fund, Variable Series Subaccount
	2005	2004 (1)	2005	2004
Operations
Net investment income (loss)	$(15,845)	$(1,094)	$(8,944)	$(264)
Net realized capital gains (losses) on investments	28,740	447	19,903	12,028
Net change in unrealized appreciation/ depreciation of investments	183,867	33,761	29,460	46,689

Increase (decrease) in net assets from operations	196,762	33,114	40,419	58,453
Contract transactions
Net contract purchase payments	1,578,139	310,707	403,690	452,692
Transfer payments from (to) other subaccounts or general account	405,299	44,664	97,514	15,827
Contract terminations, withdrawals, and other deductions	(59,915)	(1,666)	(70,477)	(12,972)
Contract maintenance charges	(3,406)	—	(4,455)	(4)

Increase (decrease) in net assets from contract transactions	1,920,117	353,705	426,272	455,543

Net increase (decrease) in net assets	2,116,879	386,819	466,691	513,996
Net assets:
Beginning of the period	386,819	—	513,996	—

End of the period	$2,503,698	$386,819	$980,687	$513,996

See accompanying notes.

36

Transamerica Life Insurance Company Separate

Account VA S - Flexible Premium Variable Annuity D

Huntington Allstar Select Variable Annuity

Statements of Changes in Net Assets

Years Ended Dec 31, 2005 and 2004, Except as Noted

	Colonial Strategic Income Fund, Variable Series Subaccount		MFS Research Bond Series Subaccount
	2005	2004	2005	2004
Operations
Net investment income (loss)	$(23,042)	$73,201	$77,399	$15,154
Net realized capital gains (losses) on investments	645	1,027	14,254	(1,149)
Net change in unrealized appreciation/depreciation of investments	37,049	(18,689)	(89,698)	22,981

Increase (decrease) in net assets from operations	14,652	55,539	1,955	36,986
Contract transactions
Net contract purchase payments	1,220,283	831,218	3,471,548	1,439,369
Transfer payments from (to) other subaccounts or general account	828,198	165,591	390,306	100,561
Contract terminations, withdrawals, and other deductions	(135,702)	(34,568)	(151,643)	(14,121)
Contract maintenance charges	(7,929)	(8)	(7,535)	—

Increase (decrease) in net assets from contract transactions	1,904,850	962,233	3,702,676	1,525,809

Net increase (decrease) in net assets	1,919,502	1,017,772	3,704,631	1,562,795
Net assets:
Beginning of the period	1,017,772	—	1,562,795	—

End of the period	$2,937,274	$1,017,772	$5,267,426	$1,562,795

See accompanying notes.

37

Transamerica Life Insurance Company Separate

Account VA S - Flexible Premium Variable Annuity D

Huntington Allstar Select Variable Annuity

Statements of Changes in Net Assets

Years Ended Dec 31, 2005 and 2004, Except as Noted

	MFS Investors Growth Stock Series Subaccount		MFS Total Return Series Subaccount
	2005	2004	2005	2004
Operations
Net investment income (loss)	$(8,144)	$(2,041)	$1,801	$(2,003)
Net realized capital gains (losses) on investments	2,874	(365)	88,592	(1,274)
Net change in unrealized appreciation/depreciation of investments	44,216	25,136	(28,122)	102,994

Increase (decrease) in net assets from operations	38,946	22,730	62,271	99,717
Contract transactions
Net contract purchase payments	592,960	288,129	3,013,075	1,336,246
Transfer payments from (to) other subaccounts or general account	215,265	52,349	662,348	118,751
Contract terminations, withdrawals, and other deductions	(45,285)	(3,554)	(118,757)	(15,033)
Contract maintenance charges	(2,082)	—	(8,878)	(4)

Increase (decrease) in net assets from contract transactions	760,858	336,924	3,547,788	1,439,960

Net increase (decrease) in net assets	799,804	359,654	3,610,059	1,539,677
Net assets:
Beginning of the period	359,654	—	1,539,677	—

End of the period	$1,159,458	$359,654	$5,149,736	$1,539,677

See accompanying notes.

38

Transamerica Life Insurance Company Separate

Account VA S - Flexible Premium Variable Annuity D

Huntington Allstar Select Variable Annuity

Statements of Changes in Net Assets

Years Ended Dec 31, 2005 and 2004, Except as Noted

	The Universal Institutional Funds, Inc. Equity and Income Portfolio Subaccount		The Universal Institutional Funds, Inc. Global Franchise Portfolio Subaccount
	2005	2004	2005	2004
Operations
Net investment income (loss)	$(55,578)	$(18,145)	$(39,452)	$(5,030)
Net realized capital gains (losses) on investments	91,791	2,678	12,922	9,662
Net change in unrealized appreciation/depreciation of investments	587,693	277,047	346,165	94,478

Increase (decrease) in net assets from operations	623,906	261,580	319,635	99,110
Contract transactions
Net contract purchase payments	9,274,788	3,700,198	3,372,514	1,274,702
Transfer payments from (to) other subaccounts or general account	605,515	239,282	242,858	55,405
Contract terminations, withdrawals, and other deductions	(304,849)	(52,048)	(115,723)	(12,174)
Contract maintenance charges	(21,555)	(3)	(7,168)	—

Increase (decrease) in net assets from contract transactions	9,553,899	3,887,429	3,492,481	1,317,933

Net increase (decrease) in net assets	10,177,805	4,149,009	3,812,116	1,417,043
Net assets:
Beginning of the period	4,149,009	—	1,417,043	—

End of the period	$14,326,814	$4,149,009	$5,229,159	$1,417,043

See accompanying notes.

39

Transamerica Life Insurance Company Separate

Account VA S - Flexible Premium Variable Annuity D

Huntington Allstar Select Variable Annuity

Statements of Changes in Net Assets

Years Ended Dec 31, 2005 and 2004, Except as Noted

	Van Kampen Life Investment Trust Aggressive Growth Portfolio Subaccount		Van Kampen Life Investment Trust Comstock Portfolio Subaccount
	2005	2004	2005	2004
Operations
Net investment income (loss)	$(1,346)	$(123)	$(7,584)	$(3,311)
Net realized capital gains (losses) on investments	1,475	(119)	38,465	1,164
Net change in unrealized appreciation/depreciation of investments	12,265	3,225	39,537	71,189

Increase (decrease) in net assets from operations	12,394	2,983	70,418	69,042
Contract transactions
Net contract purchase payments	111,652	32,517	1,199,406	648,044
Transfer payments from (to) other subaccounts or general account	37,426	44	208,719	73,173
Contract terminations, withdrawals, and other deductions	(5,531)	(991)	(83,889)	(11,704)
Contract maintenance charges	(235)	—	(5,805)	(3)

Increase (decrease) in net assets from contract transactions	143,312	31,570	1,318,431	709,510

Net increase (decrease) in net assets	155,706	34,553	1,388,849	778,552
Net assets:
Beginning of the period	34,553	—	778,552	—

End of the period	$190,259	$34,553	$2,167,401	$778,552

See accompanying notes.

40

Transamerica Life Insurance Company Separate

Account VA S - Flexible Premium Variable Annuity D

Huntington Allstar Select Variable Annuity

Statements of Changes in Net Assets

Years Ended Dec 31, 2005 and 2004, Except as Noted

	Wanger U.S. Smaller Companies Subaccount
	2005	2004
Operations
Net investment income (loss)	$(49,490)	$(9,829)
Net realized capital gains (losses) on investments	25,828	(162)
Net change in unrealized appreciation/depreciation of investments	485,626	240,354

Increase (decrease) in net assets from operations	461,964	230,363
Contract transactions
Net contract purchase payments	4,001,166	1,794,780
Transfer payments from (to) other subaccounts or general account	111,816	65,997
Contract terminations, withdrawals, and other deductions	(151,288)	(24,040)
Contract maintenance charges	(11,671)	(4)

Increase (decrease) in net assets from contract transactions	3,950,023	1,836,733

Net increase (decrease) in net assets	4,411,987	2,067,096
Net assets:
Beginning of the period	2,067,096	—

End of the period	$6,479,083	$2,067,096

See accompanying notes.

41

Transamerica Life Insurance Company

Separate Account VA S - Flexible Premium Variable Annuity D

Huntington Allstar Select Variable Annuity

Notes to Financial Statements

December 31, 2005

1.	Organization and Summary of Significant Accounting Policies

Organization

The Transamerica Life Insurance Company Separate Account VA S (the Mutual Fund Account) is a segregated investment account of Transamerica Life Insurance Company (Transamerica Life), an indirect wholly owned subsidiary of AEGON N.V., a holding company organized under the laws of The Netherlands.

The Mutual Fund Account is registered with the Securities and Exchange Commission as a Unit Investment Trust pursuant to provisions of the Investment Company Act of 1940. Each Fund is registered as an open-end management investment company under the Investment Company Act of 1940, as amended. The Mutual Fund Account consists of multiple investment subaccounts (the Series Fund, each a Series Fund and collectively the Series Funds). Activity in these specific investment subaccounts are available to contract owners of The Huntington AllStar Select Variable Annuity issued by Transamerica Life. The Transamerica U.S. Government Securities-PAM-Service Class is included in the Fund portfolio only to facilitate a contract owner purchase option. If this option is elected, assets are automatically allocated from the contract owner’s other subaccounts into “PAM” when the policy value has dropped relative to the guaranteed amount. All amounts reported herein represent the activity related to contract owners of Huntington Allstar Select Variable Annuity only.

Subaccount Investment by Fund:
AEGON/Transamerica Series Fund, Inc.- Service Class:
Federated Growth & Income-Service Class
Transamerica Convertible Securities-Service Class
Transamerica Money Market-Service Class
Transamerica Equity-Service Class
Transamerica U.S. Government Securities-Service Class
Transamerica U.S. Government Securities-PAM-Service Class
Van Kampen Active International Allocation-Service Class
Van Kampen Mid-Cap Growth-Service Class
AIM Variable Insurance Funds - Series II:
AIM V.I Basic Value Fund-Series II
AIM V.I Core Equity Fund-Series II
AIM V.I Mid Cap Core Equity Fund-Series II
Dreyfus Investment Portfolio - Service Class:
Dreyfus Core Bond Portfolio-Service Class
Dreyfus Variable Investment Fund - Service Class:
Dreyfus VIF-International Equity Portfolio-Service Class
Dreyfus VIF-Limited Term High Yield Portfolio-Service Class
Dreyfus VIF-Small Company Stock Portfolio
Federated Insurance Series:
Federated Equity Income Fund II
Federated Insurance Series:
Federated American Leaders Fund II-Service Class
Federated Capital Appreciation Fund II-Service Class
Federated Kaufmann Fund II-Service Class
Huntington VA Fund:
Huntington VA Dividend Capture Fund
Huntington VA Growth Fund
Huntington VA Income Equity Fund
Huntington VA International Equity Fund
Huntington VA Macro 100 Fund
Huntington VA Mid Corp America Fund
Huntington VA Mortgage Securities Fund
Huntington VA New Economy Fund
Huntington VA Rotating Markets Fund
Huntington VA Situs Small Cap Fund
Liberty Variable Investment Trust - Class A Shares:
Colonial Small Cap Value Fund, Variable Series-Class A
Colonial Strategic Income Fund, Variable Series-Class A
MFS® Variable Insurance TrustSM - Service Class:
MFS Research Bond Series-Service Class
MFS Investors Growth Stock Series-Service Class
MFS Total Return Series-Service Class
Universal Institutional Funds, Inc.:
The Universal Institutional Funds, Inc. Equity and Income Port.-CL II
The Universal Institutional Funds, Inc. Global Franchise Port.CL II
Van Kampen Life Investment Trust:
Van Kampen Life Investment Trust Aggressive Growth Port.-CL II
Van Kampen Life Investment Trust Comstock Port.-CL II
Wanger Advisors Trust:
Wanger U.S. Smaller Companies

42

Transamerica Life Insurance Company

Separate Account VA S - Flexible Premium Variable Annuity D

Huntington Allstar Select Variable Annuity

Notes to Financial Statements

December 31, 2005

1. Organization and Summary of Significant Accounting Policies (continued)

Each 2004 period reported reflects activity from the inception date of February 2, 2004 through December 31, 2004, except those noted below:

Subaccount	Inception Date
Huntington VA International Equity Fund	May 1, 2004
Huntington VA Macro 100 Fund	May 1, 2004
Huntington VA Mortgage Securities Fund	May 1, 2004
Huntington VA Situs Small Cap Fund	May 1, 2004

The following Portfolio name changes were made effective during the fiscal year ended December 31, 2005:

Subaccount	Formerly
Van Kampen Mid-cap Growth	Van Kampen Emerging Growth
MFS Research Bond Series	MFS Bond Series

Investments

Net purchase payments received by the Mutual Fund Account are invested in the portfolios of the Series Funds (each a Series Fund and collectively the Series Funds), as selected by the contract owner. Investments are stated at the closing net asset values per share on December 31, 2005.

Realized capital gains and losses from the sales of shares in the Series Funds are determined on the first-in, first-out basis. Investment transactions are accounted for on the trade date (date the order to buy or sell is executed) and dividend income is recorded on the ex-dividend date. Unrealized gains or losses from investments in the mutual funds are included in the Statements of Operations.

Dividend Income

Dividends received from the Series Funds investments are reinvested to purchase additional mutual fund shares.

43

Transamerica Life Insurance Company

Separate Account VA S - Flexible Premium Variable Annuity D

Huntington Allstar Select Variable Annuity

Notes to Financial Statements

December 31, 2005

2.	Investments

The aggregate cost of purchases and proceeds from sales of investments for the period ended December 31, 2005 were as follows:

	Purchases	Sales
AEGON/Transamerica Series Fund, Inc.- Service Class:
Federated Growth & Income-Service Class	$592,149	$39,179
Transamerica Convertible Securities-Service Class	380,047	76,817
Transamerica Money Market-Service Class	1,006,766	63,358
Transamerica Equity-Service Class	1,091,528	148,142
Transamerica U.S. Government Securities-Service Class	699,164	264,948
Transamerica U.S. Government Securities-PAM-Service Class	188,988	163,260
Van Kampen Active International Allocation-Service Class	325,280	28,199
Van Kampen Mid-Cap Growth-Service Class	446,583	46,071
AIM Variable Insurance Funds - Series II:
AIM V.I Basic Value Fund-Series II	358,909	43,411
AIM V.I Core Equity Fund-Series II	195,052	25,420
AIM V.I Mid Cap Core Equity Fund-Series II	149,863	4,102
Dreyfus Investment Portfolio - Service Class:
Dreyfus Core Bond Portfolio-Service Class	958,294	218,816
Dreyfus Variable Investment Fund - Service Class:
Dreyfus VIF-International Equity Portfolio-Service Class	187,577	41,804
Dreyfus VIF-Limited Term High Yield Portfolio-Service Class	704,942	51,940
Dreyfus VIF-Small Company Stock Portfolio	28,745	10,003
Federated Insurance Series:
Federated Equity Income Fund II	328,875	46,047
Federated Insurance Series:
Federated American Leaders Fund II-Service Class	742,102	40,848
Federated Capital Appreciation Fund II-Service Class	1,151,305	201,460
Federated Kaufmann Fund II-Service Class	4,745,083	110,666
Huntington VA Fund:
Huntington VA Dividend Capture Fund	5,557,181	147,271
Huntington VA Growth Fund	2,088,397	238,791
Huntington VA Income Equity Fund	3,554,920	173,977
Huntington VA International Equity Fund	1,312,898	63,648
Huntington VA Macro 100 Fund	2,235,753	147,205
Huntington VA Mid Corp America Fund	1,865,917	173,722
Huntington VA Mortgage Securities Fund	2,459,939	88,449
Huntington VA New Economy Fund	1,431,478	84,609
Huntington VA Rotating Markets Fund	372,248	84,297
Huntington VA Situs Small Cap Fund	1,997,438	69,156

44

Transamerica Life Insurance Company

Separate Account VA S - Flexible Premium Variable Annuity D

Huntington Allstar Select Variable Annuity

Notes to Financial Statements

December 31, 2005

2.	Investments (continued)

Liberty Variable Investment Trust - Class A Shares:
Colonial Small Cap Value Fund, Variable Series-Class A	550,049	130,883
Colonial Strategic Income Fund, Variable Series-Class A	2,018,599	136,788
MFS® Variable Insurance TrustSM - Service Class:
MFS Research Bond Series-Service Class	3,868,022	67,789
MFS Investors Growth Stock Series-Service Class	797,608	44,918
MFS Total Return Series-Service Class	3,737,638	103,104
Universal Institutional Funds, Inc.:
The Universal Institutional Funds, Inc. Equity and Income Port.-CL II	9,636,605	51,808
The Universal Institutional Funds, Inc. Global Franchise Port.-CL II	3,496,472	35,182
Van Kampen Life Investment Trust:
Van Kampen Life Investment Trust Aggressive Growth Port.-CL II	157,602	15,641
Van Kampen Life Investment Trust Comstock Port.-CL II	1,437,837	97,964
Wanger Advisors Trust:
Wanger U.S. Smaller Companies	4,038,835	138,355

45

Transamerica Life Insurance Company

Separate Account VA S - Flexible Premium Variable Annuity D

Huntington Allstar Select Variable Annuity

Notes to Financial Statements

December 31, 2005

3.	Accumulation Units Outstanding

A summary of changes in accumulation units outstanding follows:

	Federated Growth & Income Subaccount	Transamerica Convertible Securities Subaccount	Transamerica Money Market Subaccount	Transamerica Equity Subaccount	Transamerica U.S. Government Securities Subaccount
Units outstanding at January 1, 2004
Units purchased	419,315	253,768	383,571	842,474	970,276
Units redeemed and transferred	22,829	42,830	(81,218)	93,644	97,965

Units outstanding at December 31, 2004	442,144	296,598	302,353	936,118	1,068,241
Units purchased	314,808	165,265	623,140	758,450	349,268
Units redeemed and transferred	126,400	76,067	306,445	35,700	34,966

Units outstanding at December 31, 2005	883,352	537,930	1,231,938	1,730,268	1,452,475

	Transamerica US Gov’t Sec - PAM Fund Subaccount	Van Kampen Active International Allocation Subaccount	Van Kampen Mid- Cap Growth Subaccount	AIM V.I. Basic Value Fund Subaccount	AIM V.I. Core Equity Fund Subaccount
Units outstanding at January 1, 2004
Units purchased	6	155,678	252,365	332,398	243,131
Units redeemed and transferred	(6)	30,064	3,426	13,442	(5,628)

Units outstanding at December 31, 2004	—	185,742	255,791	345,840	237,503
Units purchased	—	176,315	385,625	213,795	165,537
Units redeemed and transferred	26,151	73,486	1,634	79,054	(6,690)

Units outstanding at December 31, 2005	26,151	435,543	643,050	638,689	396,350

46

Transamerica Life Insurance Company

Separate Account VA S - Flexible Premium Variable Annuity D

Huntington Allstar Select Variable Annuity

Notes to Financial Statements

December 31, 2005

3.	Accumulation Units Outstanding (continued)

	AIM V.I. Mid Cap Core Equity Fund Subaccount	Dreyfus Core Bond Portfolio Subaccount	Dreyfus VIF- International Equity Portfolio Subaccount	Dreyfus VIF- Limited Term High Yield Portfolio Subaccount	Dreyfus VIF-Small Company Stock Portfolio Subaccount
Units outstanding at January 1, 2004
Units purchased	75,399	671,554	94,977	396,878	31,381
Units redeemed and transferred	4,281	238,349	69,477	149,213	17,408

Units outstanding at December 31, 2004	79,680	909,903	164,454	546,091	48,789
Units purchased	112,172	536,661	99,299	216,075	9,542
Units redeemed and transferred	10,915	146,647	20,960	342,495	5,708

Units outstanding at December 31, 2005	202,767	1,593,211	284,713	1,104,661	64,039

	Federated Equity Income Fund II Subaccount	Federated American Leaders Fund II Subaccount	Federated Capital Appreciation Fund II Subaccount	Federated Kaufmann Fund II Subaccount	Huntington VA Dividend Capture Fund Subaccount
Units outstanding at January 1, 2004
Units purchased	104,616	552,568	1,093,513	2,357,902	2,551,002
Units redeemed and transferred	46,217	164,256	159,620	120,084	393,330

Units outstanding at December 31, 2004	150,833	716,824	1,253,133	2,477,986	2,944,332
Units purchased	120,489	416,806	765,863	3,965,964	3,694,797
Units redeemed and transferred	137,808	241,087	175,657	242,901	904,890

Units outstanding at December 31, 2005	409,130	1,374,717	2,194,653	6,686,851	7,544,019

47

Transamerica Life Insurance Company

Separate Account VA S - Flexible Premium Variable Annuity D

Huntington Allstar Select Variable Annuity

Notes to Financial Statements

December 31, 2005

3.	Accumulation Units Outstanding (continued)

	Huntington VA Growth Fund Subaccount	Huntington VA Income Equity Fund Subaccount	Huntington VA International Equity Fund Subaccount	Huntington VA Macro 100 Fund Subaccount	Huntington VA Mid Corp America Fund Subaccount
Units outstanding at January 1, 2004
Units purchased	1,301,798	1,177,558	75,561	744,192	1,469,668
Units redeemed and transferred	300,000	394,968	46,287	193,455	227,274

Units outstanding at December 31, 2004	1,601,798	1,572,526	121,848	937,647	1,696,942
Units purchased	1,529,991	2,590,082	861,574	1,388,388	1,385,191
Units redeemed and transferred	328,711	457,885	231,524	599,897	81,530

Units outstanding at December 31, 2005	3,460,500	4,620,493	1,214,946	2,925,932	3,163,663

	Huntington VA Mortgage Securities Fund Subaccount	Huntington VA New Economy Fund Subaccount	Huntington VA Rotating Markets Fund Subaccount	Huntington VA Situs Small Cap Fund Subaccount	Colonial Small Cap Value Fund, Variable Series Subaccount
Units outstanding at January 1, 2004
Units purchased	151,322	527,918	428,296	288,684	435,894
Units redeemed and transferred	34,738	127,438	26,755	37,144	1,727

Units outstanding at December 31, 2004	186,060	655,356	455,051	325,828	437,621
Units purchased	1,748,923	977,477	202,186	1,231,618	369,404
Units redeemed and transferred	524,904	165,317	55,300	274,379	(6,386)

Units outstanding at December 31, 2005	2,459,887	1,798,150	712,537	1,831,825	800,639

48

Transamerica Life Insurance Company

Separate Account VA S - Flexible Premium Variable Annuity D

Huntington Allstar Select Variable Annuity

Notes to Financial Statements

December 31, 2005

3.	Accumulation Units Outstanding (continued)

	Colonial Strategic Income Fund, Variable Series Subaccount	MFS Research Bond Series Subaccount	MFS Investors Growth Stock Series Subaccount	MFS Total Return Series Subaccount	The Universal Institutional Funds, Inc. Equity and Income Portfolio Subaccount
Units outstanding at January 1, 2004
Units purchased	817,320	1,425,512	293,128	1,326,431	3,652,761
Units redeemed and transferred	123,074	82,189	50,086	99,805	175,414

Units outstanding at December 31, 2004	940,394	1,507,701	343,214	1,426,236	3,828,175
Units purchased	1,129,847	3,369,784	579,681	2,789,688	8,405,324
Units redeemed and transferred	633,358	207,963	153,234	493,518	235,613

Units outstanding at December 31, 2005	2,703,599	5,085,448	1,076,129	4,709,442	12,469,112

	The Universal Institutional Funds, Inc. Global Franchise Portfolio Subaccount	Van Kampen Life Investment Trust Aggressive Growth Portfolio Subaccount	Van Kampen Life Investment Trust Comstock Portfolio Subaccount	Wanger U.S. Smaller Companies Subaccount
Units outstanding at January 1, 2004
Units purchased	1,255,859	31,902	632,183	1,808,760
Units redeemed and transferred	40,017	(876)	58,121	38,865

Units outstanding at December 31, 2004	1,295,876	31,026	690,304	1,847,625
Units purchased	2,935,443	98,113	1,093,521	3,497,516
Units redeemed and transferred	94,960	27,095	84,122	(73,267)

Units outstanding at December 31, 2005	4,326,279	156,234	1,867,947	5,271,874

49

Transamerica Series Fund, Inc. - Service Class

Separate Account VA S - Flexible Premium Variable Annuity D

Huntington Allstar Select Variable Annuity

Notes to Financial Statements

December 31, 2005

4.	Financial Highlights

The Mutual Fund Account offers various death benefit options, which have differing fees that are charged against the contract owner’s account balance. These charges are discussed in more detail in the individual’s policy. Differences in the fee structures for these units result in different unit values, expense ratios, and total returns.

Effective with the 2001 annual financial statements, the Mutual Fund Account has presented the following disclosures required by the AICPA Audit and Accounting Guide for Investment Companies.

Subaccount	Year Ended	Units	Unit FairValue Corresponding to Lowest to Highest Expense Ratio	Net Assets	Investment Income Ratio*	Expense Ratio** Lowest to Highest	Total Return*** Corresponding to Lowest to Highest Expense Ratio
Federated Growth & Income
	12/31/2005	883,352	$1.12 to $1.10	988,398	2.33%	1.05% to 2.00%	3.64% to 2.68%
	12/31/2004	442,144	1.08 to 1.08	478,773	2.76	1.05 to 2.00	8.50 to 7.57
Transamerica Convertible Securities
	12/31/2005	537,930	1.10 to 1.08	587,714	2.35	1.05 to 2.00	2.47 to 1.52
	12/31/2004	296,598	1.07 to 1.06	317,335	1.74	1.05 to 2.00	7.17 to 6.26
Transamerica Money Market
	12/31/2005	1,231,938	1.01 to 1.00	1,244,676	2.81	1.05 to 2.00	1.56 to 0.62
	12/31/2004	302,353	1.00 to 0.99	301,263	0.91	1.05 to 2.00	(0.24) to (1.09)
Transamerica Equity
	12/31/2005	1,730,268	1.31 to 1.29	2,261,790	0.32	1.05 to 2.00	15.07 to 14.00
	12/31/2004	936,118	1.14 to 1.13	1,065,878	0.00	1.05 to 2.00	14.08 to 13.11
Transamerica U.S. Government Securities
	12/31/2005	1,452,475	1.02 to 1.00	1,477,563	3.52	1.05 to 2.00	0.92 to (0.01)
	12/31/2004	1,068,241	1.01 to 1.00	1,079,566	3.82	1.05 to 2.00	1.21 to 0.35
Transamerica US Gov’t Sec - PAM Fund
	12/31/2005	26,151	1.02 to 1.00	26,711	0.00	1.05 to 2.00	0.92 to (0.01)
	12/31/2004	0	1.01 to 1.00	0	8.82	1.05 to 2.00	1.21 to 0.35
Van Kampen Active International Allocation
	12/31/2005	435,543	1.28 to 1.26	553,977	3.63	1.05 to 2.00	12.43 to 11.39
	12/31/2004	185,742	1.14 to 1.13	210,891	1.97	1.05 to 2.00	13.82 to 12.85
Van Kampen Mid-Cap Growth
	12/31/2005	643,050	1.11 to 1.09	711,700	0.00	1.05 to 2.00	6.20 to 5.21
	12/31/2004	255,791	1.05 to 1.04	267,083	0.00	1.05 to 2.00	4.52 to 3.63
AIM V.I. Basic Value Fund
	12/31/2005	638,689	1.12 to 1.10	714,074	0.00	1.05 to 2.00	4.34 to 3.37
	12/31/2004	345,840	1.08 to 1.07	371,975	0.00	1.05 to 2.00	7.76 to 6.84
AIM V.I. Core Equity Fund
	12/31/2005	396,350	1.10 to 1.08	436,313	1.64	1.05 to 2.00	3.99 to 3.02
	12/31/2004	237,503	1.06 to 1.05	251,861	1.60	1.05 to 2.00	6.16 to 5.26

50

Transamerica Series Fund, Inc. - Service Class

Separate Account VA S - Flexible Premium Variable Annuity D

Huntington Allstar Select Variable Annuity

Notes to Financial Statements

December 31, 2005

4.	Financial Highlights (continued)

Subaccount	Year Ended	Units	Unit FairValue According to Lowest to Highest Expense Ratio	Net Assets	Investment Income Ratio*	Expense Ratio** Lowest to Highest	Total Return*** According to Lowest to Highest Expense Ratio
AIM V.I. Mid Cap Core Equity Fund
	12/31/2005	202,767	$1.17 to $1.15	235,994	0.49%	1.05% to 2.00%	6.16% to 5.17%
	12/31/2004	79,680	1.10 to 1.09	87,556	0.04	1.05 to 2.00	10.20 to 9.26

Dreyfus Core Bond Portfolio
	12/31/2005	1,593,211	1.05 to 1.03	1,657,913	3.77	1.05 to 2.00	1.06 to 0.12
	12/31/2004	909,903	1.03 to 1.03	939,233	4.59	1.05 to 2.00	3.43 to 2.55

Dreyfus VIF-International Equity Portfolio
	12/31/2005	284,713	1.37 to 1.35	389,277	0.17	1.05 to 2.00	13.27 to 12.21
	12/31/2004	164,454	1.21 to 1.20	199,140	8.04	1.05 to 2.00	21.39 to 20.36

Dreyfus VIF-Limited Term High Yield Portfolio
	12/31/2005	1,104,661	1.09 to 1.07	1,197,933	7.87	1.05 to 2.00	1.28 to 0.34
	12/31/2004	546,091	1.08 to 1.07	587,027	8.68	1.05 to 2.00	7.73 to 6.81

Dreyfus VIF-Small Company Stock Portfolio
	12/31/2005	64,039	1.15 to 1.13	73,151	0.00	1.05 to 2.00	(0.27) to (1.20)
	12/31/2004	48,789	1.15 to 1.14	56,039	0.00	1.05 to 2.00	15.12 to 14.15

Federated Equity Income Fund II
	12/31/2005	409,130	1.12 to 1.10	456,384	1.63	1.05 to 2.00	2.26 to 1.32
	12/31/2004	150,833	1.10 to 1.09	165,043	0.00	1.05 to 2.00	9.60 to 8.67

Federated American Leaders Fund II
	12/31/2005	1,374,717	1.11 to 1.09	1,518,454	1.01	1.05 to 2.00	3.69 to 2.73
	12/31/2004	716,824	1.07 to 1.06	766,245	0.05	1.05 to 2.00	7.11 to 6.20

Federated Capital Appreciation Fund II
	12/31/2005	2,194,653	1.05 to 1.03	2,294,680	0.69	1.05 to 2.00	0.64 to (0.29)
	12/31/2004	1,253,133	1.04 to 1.03	1,305,256	0.04	1.05 to 2.00	4.37 to 3.49

Federated Kaufmann Fund II
	12/31/2005	6,686,851	1.22 to 1.19	8,099,966	0.00	1.05 to 2.00	9.73 to 8.71
	12/31/2004	2,477,986	1.11 to 1.10	2,741,681	0.00	1.05 to 2.00	10.87 to 9.92

Huntington VA Dividend Capture Fund
	12/31/2005	7,544,019	1.13 to 1.11	8,455,207	3.01	1.05 to 2.00	2.52 to 1.56
	12/31/2004	2,944,332	1.10 to 1.09	3,227,178	0.04	1.05 to 2.00	9.82 to 8.89

Huntington VA Growth Fund
	12/31/2005	3,460,500	1.02 to 1.00	3,504,734	0.48	1.05 to 2.00	(0.33) to (1.25)
	12/31/2004	1,601,798	1.02 to 1.01	1,631,008	0.00	1.05 to 2.00	2.02 to 1.15

Huntington VA Income Equity Fund
	12/31/2005	4,620,493	1.13 to 1.11	5,204,636	1.56	1.05 to 2.00	1.92 to 0.97
	12/31/2004	1,572,526	1.11 to 1.10	1,741,274	0.00	1.05 to 2.00	10.96 to 10.02

51

Transamerica Series Fund, Inc. - Service Class

Separate Account VA S - Flexible Premium Variable Annuity D

Huntington Allstar Select Variable Annuity

Notes to Financial Statements

December 31, 2005

4.	Financial Highlights (continued)

Subaccount	Year Ended		Units	Unit FairValue According to Lowest to Highest Expense Ratio	Net Assets	Investment Income Ratio*	Expense Ratio** Lowest to Highest	Total Return*** According to Lowest to Highest Expense Ratio
Huntington VA International Equity Fund
	12/31/2005		1,214,946	$1.26 to $1.24	1,525,513	1.07%	1.05% to 2.00%	14.02% to 12.96%
	12/31/2004	(1)	121,848	1.10 to 1.10	134,510	1.25	1.05 to 2.00	10.49 to 9.81

Huntington VA Macro 100 Fund
	12/31/2005		2,925,932	1.15 to 1.13	3,351,704	0.20	1.05 to 2.00	4.05 to 3.09
	12/31/2004	(1)	937,647	1.11 to 1.10	1,034,951	0.00	1.05 to 2.00	10.53 to 9.85

Huntington VA Mid Corp America Fund
	12/31/2005		3,163,663	1.26 to 1.24	3,973,077	0.11	1.05 to 2.00	11.51 to 10.47
	12/31/2004		1,696,942	1.13 to 1.12	1,916,888	0.01	1.05 to 2.00	13.19 to 12.23

Huntington VA Mortgage Securities Fund
	12/31/2005		2,459,887	1.05 to 1.04	2,582,272	0.59	1.05 to 2.00	0.20 to (0.73)
	12/31/2004	(1)	186,060	1.05 to 1.05	195,453	0.00	1.05 to 2.00	5.17 to 4.52

Huntington VA New Economy Fund
	12/31/2005		1,798,150	1.28 to 1.26	2,292,818	0.00	1.05 to 2.00	12.07 to 11.03
	12/31/2004		655,356	1.14 to 1.13	747,487	0.00	1.05 to 2.00	14.30 to 13.33

Huntington VA Rotating Markets Fund
	12/31/2005		712,537	1.18 to 1.16	836,288	0.66	1.05 to 2.00	8.53 to 7.52
	12/31/2004		455,051	1.09 to 1.08	493,835	0.46	1.05 to 2.00	8.80 to 7.87

Huntington VA Situs Small Cap Fund
	12/31/2005		1,831,825	1.37 to 1.35	2,503,698	0.01	1.05 to 2.00	15.42 to 14.35
	12/31/2004(1)		325,828	1.19 to 1.18	386,819	0.00	1.05 to 2.00	18.87 to 18.14

Colonial Small Cap Value Fund, Variable Series
	12/31/2005		800,639	1.23 to 1.21	980,687	0.00	1.05 to 2.00	4.54 to 3.58
	12/31/2004		437,621	1.18 to 1.17	513,996	1.00	1.05 to 2.00	17.65 to 16.65

Colonial Strategic Income Fund, Variable Series
	12/31/2005		2,703,599	1.09 to 1.07	2,937,274	0.00	1.05 to 2.00	0.55 to (0.38)
	12/31/2004		940,394	1.08 to 1.08	1,017,772	17.77	1.05 to 2.00	8.45 to 7.53

MFS Research Bond Series
	12/31/2005		5,085,448	1.04 to 1.02	5,267,426	3.74	1.05 to 2.00	0.17 to (0.76)
	12/31/2004		1,507,701	1.04 to 1.03	1,562,795	3.25	1.05 to 2.00	3.86 to 2.98

MFS Investors Growth Stock Series
	12/31/2005		1,076,129	1.08 to 1.06	1,159,458	0.11	1.05 to 2.00	3.15 to 2.19
	12/31/2004		343,214	1.05 to 1.04	359,654	0.00	1.05 to 2.00	5.01 to 4.12

MFS Total Return Series
	12/31/2005		4,709,442	1.10 to 1.08	5,149,736	1.30	1.05 to 2.00	1.54 to 0.59
	12/31/2004		1,426,236	1.08 to 1.07	1,539,677	0.85	1.05 to 2.00	8.14 to 7.22

52

Transamerica Series Fund, Inc. - Service Class

Separate Account VA S - Flexible Premium Variable Annuity D

Huntington Allstar Select Variable Annuity

Notes to Financial Statements

December 31, 2005

4.	Financial Highlights (continued)

Subaccount	Year Ended	Units	Unit FairValue According to Lowest to Highest Expense Ratio	Net Assets	Investment Income Ratio*	Expense Ratio** Lowest to Highest	Total Return*** According to Lowest to Highest Expense Ratio
The Universal Institutional Funds, Inc. Equity and Income Portfolio
	12/31/2005	12,469,112	$1.15 to $1.13	14,326,814	0.62%	1.05% to 2.00%	6.27% to 5.28%
	12/31/2004	3,828,175	1.09 to 1.08	4,149,009	0.00	1.05 to 2.00	8.59 to 7.67
The Universal Institutional Funds, Inc. Global Franchise Portfolio
	12/31/2005	4,326,279	1.21 to 1.19	5,229,159	0.00	1.05 to 2.00	10.82 to 9.79
	12/31/2004	1,295,876	1.10 to 1.09	1,417,043	0.24	1.05 to 2.00	9.57 to 8.64
Van Kampen Life Investment Trust Aggressive Growth Portfolio
	12/31/2005	156,234	1.23 to 1.20	190,259	0.00	1.05 to 2.00	9.96 to 8.94
	12/31/2004	31,026	1.11 to 1.10	34,553	0.00	1.05 to 2.00	11.43 to 10.49
Van Kampen Life Investment Trust Comstock Portfolio
	12/31/2005	1,867,947	1.16 to 1.14	2,167,401	0.62	1.05 to 2.00	3.03 to 2.07
	12/31/2004	690,304	1.13 to 1.12	778,552	0.04	1.05 to 2.00	12.95 to 11.99
Wanger U.S. Smaller Companies
	12/31/2005	5,271,874	1.23 to 1.21	6,479,083	0.00	1.05 to 2.00	10.10 to 9.08
	12/31/2004	1,847,625	1.12 to 1.11	2,067,096	0.00	1.05 to 2.00	12.09 to 11.14

*	These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying Series Fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying Series Fund in which the subaccounts invest. These ratios are annualized for periods less than one year.

**	These ratios represent the annualized contract expenses of the Mutual Fund Account, consisting primarily of mortality and expense charges. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying Series Fund are excluded. Expense ratios for periods of less than one year have been annualized.

***	The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. These amounts represent the total return for the period indicated, including changes in the value of the underlying Series Fund, and reflect deductions for all items included in the expense ratio. Total returns reflect a period from February 2, 2004 through December 31, 2004 except for those subaccounts indicated in the Organization and Summary of Significant Accounting Policies footnote.

53